AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

                              PROSPECTUS SUPPLEMENT
      California Tax-Free Money Market o California Municipal Money Market California Limited-Term Tax-Free o California Intermediate-Term Tax-Free
                        o California Long-Term Tax-Free
              California High-Yield Municipal o California Insured
                     Tax-Free SUPPLEMENT DATED JULY 31, 1997
                        Prospectus dated January 1, 1997

SPECIAL MEETING OF SHAREHOLDERS

At a Special Meeting of Shareholders held on July 30, 1997, shareholders of the Funds approved, among other things, a new Management Agreement between the Funds with American Century Investment Management, Inc. This new Management Agreement will become effective on August 1, 1997, and replaces the Funds' current investment advisory agreement with Benham Management Corporation, an affiliate of American Century Investment Management, Inc. At the meeting, shareholders of the Funds also ratified the selection of Coopers & Lybrand LLP as the independent auditors for each Fund's current fiscal year and approved the adoption of standardized investment limitations by amending or eliminating certain of the Funds' fundamental investment limitations. The changes resulting from the Special Meeting of Shareholders are reflected in this Prospectus Supplement and in the revised Statement of Additional Information of the Funds.

TRANSACTION AND OPERATING EXPENSE TABLE

The table and the text appearing on page 4 of the Prospectus are deleted and replaced in their entirety with the following:

                                                                                        California
                                                                                  Limited-Term Tax-Free,
                                                                                 California Intermediate-
                                                      California Tax-Free             Term Tax-Free,
                                                         Money Market,                  California
                                                      California Municipal         Long-Term Tax-Free,              California
                                                          Money Market          California Insured Tax-Free    High-Yield Municipal

SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases................        none                          none                      none
Maximum Sales Load Imposed on Reinvested Dividends.....        none                          none                      none
Deferred Sales Load....................................        none                          none                      none
Redemption Fee(1)......................................        none                          none                      none
Exchange Fee...........................................        none                          none                      none

ANNUAL OPERATING EXPENSES
(as a percentage of net assets)

Management Fees(2).....................................       0.50%                         0.52%                     0.55%
12b-1 Fees.............................................        none                          none                      none
Other Expenses(3)......................................       0.00%                         0.00%                     0.00%
Total Fund Operating Expenses..........................       0.50%                         0.52%                     0.55%

EXAMPLE:

You would pay the following expenses             1 year         $ 5                           $ 5                       $ 6
on a $1,000 investment, assuming a              3 years          16                            17                        18
5% annual return and redemption at              5 years          28                            29                        31
the end of each time period:                   10 years          63                            65                        69

(1)  Redemption proceeds sent by wire are subject to a $10 processing fee.

(2)  A portion of the management fee may be paid by American Century  Investment
     Management, Inc. (the "Manager") to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the Manager. See "Management Transfer and Administrative
     Services," page 32.

(3) Other Expenses, which includes the fees and expenses (including legal counsel fees) of those trustees who are not "interested persons" as defined in the Investment Company Act, are expected to be less than 0.01 of 1% of average net assets for the current fiscal year.

     The purpose of the above table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

     NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions, or 12b-1 fees. The Investor Class is currently the only class of shares offered by the Funds.

AVERAGE WEIGHTED MATURITY

On page 13, under the heading "Portfolio Investment Quality and Maturity Guidelines--Money Market Funds," item (2) is deleted and replaced with the following:

(2) Maintains a dollar-weighted average maturity of 90 days or less; and

RULE 144A SECURITIES

On page 19, the last sentence of the last paragraph is deleted and the following additional paragraph is added:

     No Fund may invest more than 15% (10% for the Money Market Funds) of its net assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of Fund shares).

INVESTMENT MANAGEMENT

On page 30, the first paragraph in the subsection "Investment Management" is deleted and replaced with the following:

     The Funds are series of the American Century California Tax-Free and Municipal Funds (the "Trust"). Under the laws of the Commonwealth of Massachusetts, the Board of Trustees is responsible for managing the business and affairs of the Trust. Acting pursuant to an investment management agreement entered into with the Funds, American Century Investment Management, Inc. serves as the investment manager of the Funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The Manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

On page 31, the first full paragraph is deleted, and the last paragraph before the subsection heading "Code of Ethics" is deleted and replaced with the following:

     The activities of the Manager are subject only to directions of the Funds' Board of Trustees. The Manager pays all the expenses of the Funds except brokerage, taxes, portfolio insurance, interest, fees and expense of the non-interested person directors (including counsel fees) and extraordinary expenses.

     For the services provided to the Funds, the Manager receives a monthly fee based on a percentage of the average net assets of each Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in a Fund's investment category which are managed by the Manager (the "Investment Category Fee"). There are three investment categories: Money Market Funds, Bond Funds and Equity Funds. Second, a separate fee rate schedule is applied to the assets of all of the mutual funds managed by the Manager (the "Complex Fee"). The
Investment  Category  Fee and the  Complex Fee are then added to  determine  the unified management fee payable by the Fund to the Manager. Currently, the Investment Category Fee for each of the Funds is an annual rate of the average net assets of the Fund as follows: California Tax-Free Money Market and California Municipal Money Market, 0.20%; California Limited-Term Tax-Free, California Intermediate-Term Tax-Free, California Long-Term Tax-Free and
California Insured Tax-Free, 0.22%; and California High-Yield, 0.25%. The Complex Fee is currently an annual rate of 0.30% of the average net assets of a Fund. Further information about the calculation of the annual management fee is contained in the Statement of Additional Information.

     On the first business day of each month, the Funds pay a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for a Fund by the aggregate average daily closing value of a Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

TRANSFER AND ADMINISTRATIVE SERVICES

On page 32, the first paragraph under the heading "Transfer and Administrative Services" is deleted and replaced with the following:

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the Funds. It provides facilities, equipment and personnel to the Funds and is paid for such services by the Manager.

EXPENSES

On page 32, the subsection called "Expenses" is deleted.

P.O. Box 419200                    [american century logo]
Kansas City, Missouri                   American
64141-6200                              Century(sm)
1-800-345-2021 or 816-531-5575

SH-SPL-9367 9708

                       STATEMENT OF ADDITIONAL INFORMATION

                             [american century logo]
                                    American
                                   Century(sm)

                                 JANUARY 1, 1997
                             REVISED AUGUST 1, 1997


                                     BENHAM
                                    GROUP(R)

                        California Tax-Free Money Market
                        California Municipal Money Market
                        California Limited-Term Tax-Free
                      California Intermediate-Term Tax-Free
                          California Long-Term Tax-Free
                         California High-Yield Municipal
                           California Insured Tax-Free


[front cover]

                     STATEMENT OF ADDITIONAL INFORMATION
                               JANUARY 1, 1997
                           REVISED AUGUST 1, 1997

                        AMERICAN CENTURY CALIFORNIA
                        TAX-FREE AND MUNICIPAL FUNDS


     This statement is not a Prospectus but should be read in conjunction with the current Prospectus for the American Century California Tax-Free and Municipal Funds dated January 1, 1997. The Funds' annual reports for the fiscal year ended August 31, 1996, are incorporated by reference. Please retain this document for future reference. To obtain the Prospectus, call American Century Investments toll free at 1-800-345-2021 (international calls: 816-531-5575), or write P.O. Box 419200, Kansas City, Missouri 64141-6200.


                              TABLE OF CONTENTS

Investment Policies and Techniques.............................................2
Special Considerations Regarding California Municipal Securities...............9
Investment Restrictions.......................................................13
Portfolio Transactions........................................................14
Valuation of Portfolio Securities.............................................15
Performance...................................................................16
Taxes.........................................................................18
About the Trust...............................................................20
Trustees and Officers.........................................................21
Management....................................................................22
Transfer and Administrative Services..........................................25
Distribution of Fund Shares...................................................26
Additional Purchase and Redemption Information................................26
Other Information.............................................................27

     NOTE: Throughout this document, American Century--Benham California Tax-Free Money Market and American Century--Benham California Municipal Money Market are referred to collectively as the Money Market Funds. Likewise, American Century--Benham California Limited-Term Tax-Free, American Century--Benham California Intermediate-Term Tax-Free, American Century--Benham California Long-Term Tax-Free, American Century--Benham California High-Yield Municipal, and American Century--Benham California Insured Tax-Free Fund are referred to collectively as the Variable-Price Funds.


Statement of Additional Information                                          1


INVESTMENT POLICIES AND TECHNIQUES

     The following pages provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Trustees.

MUNICIPAL NOTES

     Municipal notes are issued by state and local governments or government entities to provide short-term capital or to meet cash flow needs.

     Tax Anticipation Notes (TANs) are issued in anticipation of seasonal tax revenues, such as ad valorem property, income, sales, use, and business taxes, and are payable from these future taxes. Tax anticipation notes usually are general obligations of the issuer. General obligations are secured by the issuer's pledge of its full faith and credit (i.e., taxing power) for the payment of principal and interest.

     Revenue Anticipation Notes (RANs) are issued with the expectation that receipt of future revenues, such as federal revenue sharing or state aid payments, will be used to repay the notes. Typically, these notes also constitute general obligations of the issuer.

     Bond Anticipation Notes (BANs) are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for repayment of the notes.

     Tax-Exempt Commercial Paper is an obligation with a stated maturity of 365 days or less issued to finance seasonal cash flow needs or to provide short-term financing in anticipation of longer-term financing.

     Revenue Anticipation Warrants, or reimbursement warrants, are issued to meet the cash flow needs of the State of California at the end of a fiscal year and in the early weeks of the following fiscal year. These warrants are payable from unapplied money in the State's General Fund, including the proceeds of revenue anticipation notes issued following enactment of a State budget or the proceeds of refunding warrants issued by the State.

MUNICIPAL BONDS

     Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. These securities have two principal classifications: general obligation bonds and revenue bonds.

     General Obligation (GO) Bonds are issued by states, counties, cities, towns, and regional districts to fund a variety of public projects, including construction of and improvements to schools, highways, and water and sewer systems. General obligation bonds are backed by the issuer's full faith and credit based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

     Revenue Bonds are not backed by an issuer's taxing authority; rather, interest and principal are secured by the net revenues from a project or facility. Revenue bonds are issued to finance a variety of capital projects, including construction or refurbishment of utility and waste disposal systems, highways, bridges, tunnels, air and sea port facilities, schools, and hospitals. Many revenue bond issuers provide additional security in the form of a debt-service reserve fund that may be used to make payments of interest and repayments of principal on the issuer's obligations. Some revenue bond financings are further protected by a state's assurance (without obligation) that it will make up deficiencies in the debt-service reserve fund.

     Industrial Development Bonds (IDBs), a type of revenue bond, are issued by or on behalf of public authorities to finance privately operated facilities. These bonds are used to finance business, manufacturing, housing, athletic, and pollution control projects, as well as public facilities such as mass transit systems, air and sea port facilities, and parking garages. Payment of interest and repayment of principal on an IDB depend solely on the ability of the facility's user to meet financial obligations, and on the pledge, if any, of the real or personal property financed. The interest earned on IDBs may be subject to the federal alternative minimum tax.

VARIABLE- AND FLOATING-RATE DEMAND OBLIGATIONS

     The Funds may buy variable- and floating-rate demand obligations (VRDOs and FRDOs). These obligations carry rights that permit holders to demand payment of the unpaid principal plus accrued interest, from the issuers or from financial intermediaries.


2                                                American Century Investments


Floating-rate securities have interest rates that change whenever there is a change in a designated base rate; variable-rate instruments provide for a specified, periodic adjustment in the interest rate, which typically is based on an index. These rate formulas are designed to result in a market value for the VRDO or FRDO that approximates par value.

OBLIGATIONS WITH TERM PUTS ATTACHED

     Each Fund may invest in fixed-rate bonds subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Funds to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof.

     American Century Investment Management, Inc. (the "Manager"), the Funds' investment advisor, expects that the Funds will pay more for securities with puts attached than for securities without these liquidity features. The Manager may buy securities with puts attached to keep a Fund fully invested in municipal securities while maintaining sufficient portfolio liquidity to meet redemption requests or to facilitate management of the Funds' investments. To ensure that the interest on municipal securities subject to puts is tax-exempt to the Funds, the Manager limits the Funds' use of puts in accordance with applicable interpretations and rulings of the Internal Revenue Service (IRS).

     Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts normally will be determined to have a value of zero, regardless of whether any direct or indirect consideration is paid. Accordingly, puts as separate securities are not expected to affect the Funds' weighted average maturities. When a Fund has paid for a put, the cost will be reflected as unrealized depreciation on the underlying security for the period the put is held. Any gain on the sale of the underlying security will be reduced by the cost of the put.

     There is a risk that the seller of a put will not be able to repurchase the underlying obligation when (or if) a Fund attempts to exercise the put. To minimize such risks, the Funds will purchase obligations with puts attached only from sellers deemed creditworthy by the Manager under the direction of the Board of Trustees.

TENDER OPTION BONDS

     Tender option bonds (TOBs) were created to increase the supply of high-quality, short-term tax-exempt obligations, and thus they are of particular interest to the Money Market Funds. However, any of the Funds may purchase these instruments.

     TOBs are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the guarantor's short-term rating and the underlying bond's long-term rating.

     There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this, the Manager monitors the credit quality of bonds underlying the Funds' TOB holdings and intends to sell or put back any TOB if the rating on its underlying bond falls below the second-highest rating category designated by a nationally recognized statistical rating agency (a "rating agency").

     The Manager also takes steps to minimize the risk that the Fund may realize taxable income as a result of holding TOBs. These steps may include consideration of (a) legal opinions relating to the tax-exempt status of the underlying municipal bonds, (b) legal opinions relating to the tax ownership of the underlying bonds, and (c) other elements of the structure that could result in taxable income or other adverse tax consequences.

     After purchase, the Manager monitors factors related to the tax-exempt status of the Fund's TOB holdings in order to minimize the risk of generating taxable income.

WHEN-ISSUED AND FORWARD COMMITMENT
AGREEMENTS

     The Funds may engage in municipal securities transactions on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

     When purchasing securities on a when-issued or forward commitment basis, the Fund assumes the


Statement of Additional Information                                         3


rights and risks of ownership, including the risks of price and yield fluctuations. While the Fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

     In purchasing securities on a when-issued or forward commitment basis, the Fund will establish and maintain until the settlement date a segregated account consisting of cash, cash equivalents, or other appropriate liquid securities in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

     The Funds may sell a security and at the same time make a commitment to purchase the same or a comparable security at a future date and specified price. Conversely, the Funds may purchase a security and at the same time make a commitment to sell the same or a comparable security at a future date and specified price. These types of transactions are executed simultaneously in what are known as "dollar-rolls," "cash-and-carry" or financing transactions. For example, a broker-dealer may seek to purchase a particular security that the Funds own. The Funds will sell that security to the broker-dealer and simultaneously enter into a forward commitment agreement to buy it back at a future date. This type of transaction generates income for the Funds if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security. In purchasing "dollar-rolls" or "cash-and-carry" transactions, the Fund will maintain until the settlement date a segregated account consisting of cash, cash equivalents, or high-quality liquid securities in an amount sufficient to meet the purchase price.

     As an operating policy, each Fund will not commit more than 50% of its total assets to when-issued or forward commitment agreements. If fluctuations in the value of securities held cause more than 50% of a Fund's total assets to be committed under when-issued or forward commitment agreements, the Manager need not sell such agreements, but it will be restricted from entering into further agreements on behalf of the Fund until the percentage of assets committed to such agreements is below 50% of total assets.

MUNICIPAL LEASE OBLIGATIONS

     Each Fund may invest in municipal lease obligations. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Funds will not hold such obligations directly as a lessor of the property but will purchase a participation interest in a municipal lease obligation from a bank or other third party.

     Municipal leases frequently carry risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states and municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the government issuer) have evolved as a way for government issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt.

     Many leases and contracts include nonappropriation clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Municipal lease obligations also may be subject to abatement risk. For example, construction delays or destruction of a facility as a result of an uninsurable disaster that prevents occupancy could result in all or a portion of a lease payment not being made.

     California and its municipalities are the largest issuers of municipal lease obligations in the United States.

INVERSE FLOATERS (VARIABLE-PRICE FUNDS)

     The Variable-Price Funds may hold inverse floaters. An inverse floater is a type of derivative that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on


4                                                American Century Investments


inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

     Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating-rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. Floaters and inverse floaters may be brought to market by a broker-dealer who purchases fixed-rate bonds and places them in a trust or by an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed-rate bonds.

     In the case of a broker-dealer structured offering (where underlying fixed-rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

(i) Floater holders receive interest based on rates set at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

(ii) Inverse floater holders receive all of the interest that remains on the underlying bonds after floater interest and auction fees are paid.

     Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.

     Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed-rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

     Floater holders subject to a Dutch Auction procedure generally do not have the right to "put back" their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

     The secondary market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed-rate bonds. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

LOWER-QUALITY BONDS
(CALIFORNIA HIGH-YIELD MUNICIPAL)

     As indicated in the Prospectus, an investment in California High-Yield Municipal carries greater risk than an investment in the other Funds because the Fund may invest without limitation in lower-rated bonds and unrated bonds judged by the Manager to be of comparable quality (collectively, "lower-quality bonds").

     While the market values of higher-quality bonds tend to correspond to market interest rate changes, the market values of lower-quality bonds tend to reflect the financial condition of their issuers.

     Projects financed through the issuance of lower-quality bonds are often highly leveraged. The issuer's ability to service its debt obligations may be adversely affected by an economic downturn, a period of rising interest rates, the issuer's inability to meet projected revenue forecasts, or a lack of needed additional financing.

     Lower-quality bonds generally are unsecured and often are subordinated to other obligations of the issuer. These bonds frequently have call or buy-back features that permit the issuer to call or repurchase the bond from the holder. Premature disposition of a lower-quality bond due to a call or buy-back feature, deterioration of the issuer's creditworthiness, or a default may make it difficult for the Manager to manage the flow of income to the Fund, which may have negative tax implications for shareholders.

     The market for lower-quality bonds tends to be concentrated among a smaller number of dealers than the market for higher-quality bonds. This market is dominated by dealers and institutions (including mutual


Statement of Additional Information                                          5


funds), rather than by individuals. To the extent that a secondary trading market for lower-quality bonds exists, it may not be as liquid as the secondary market for higher-quality bonds. Limited liquidity in the secondary market may adversely affect market prices and hinder the Manager's ability to dispose of particular bonds when it determines that it is in the best interest of the Fund to do so. Reduced liquidity may also hinder the Manager's ability to obtain market quotations for purposes of valuing the Fund's portfolio and determining its net asset value.

     The Manager continually monitors securities to determine their relative liquidity.

     The Fund may incur expenses in excess of its ordinary operating expenses if it becomes necessary to seek recovery on a defaulted lower-quality bond.

LIMITED-TERM SECURITIES (VARIABLE-PRICE FUNDS)

     Under certain circumstances, California Long-Term Tax-Free, California High-Yield Municipal, and California Insured Tax-Free may invest in short-term municipal or U.S. government securities, including money market instruments (short-term securities). Except as otherwise required for temporary defensive purposes, the Manager does not expect these Funds' investments in short-term securities to exceed 35% of total assets. If a Fund invests in U.S. government securities, a portion of dividends paid to shareholders will be taxable at the federal level, and may be taxable at the state level, as ordinary income. However, the Manager intends to minimize such investments and, when suitable short-term municipal securities are unavailable, may allow the Funds to hold cash to avoid generating taxable dividends.

     Pursuant to an exemptive order from the Securities and Exchange  Commission
(SEC), each Variable-Price Fund may invest up to 5% of its total assets in shares of the Money Market Funds to facilitate cash management provided that the investment is consistent with the Funds' investment policies and restrictions. To avoid generating dividend income subject to the federal alternative minimum tax (AMT), the Variable-Price Funds (excluding California High-Yield Municipal) will limit their Money Market Fund investments to California Tax-Free Money Market. California High-Yield Municipal, which ordinarily invests in AMT securities, may invest up to 5% of its total assets in shares of either of the Money Market Funds.

CONCENTRATION OF ASSETS IN OBLIGATIONS ISSUED TO FINANCE SIMILAR PROJECTS OR FACILITIES

     From time to time, a significant portion of a Fund's assets may be invested in municipal obligations related to the extent that economic, business, or political developments affecting one of these obligations could affect the other obligations in a similar manner. For example, if a Fund invested a significant portion of its assets in utility bonds and a state or federal government agency or legislative body promulgated or enacted new environmental protection requirements for utility providers, projects financed by utility bonds could suffer as a class. Additional financing might be required to comply with the new environmental requirements, and outstanding debt might be downgraded in the interim. Among other factors that could negatively affect bonds issued to finance similar types of projects are state and federal legislation regarding financing for municipal projects, pending court decisions relating to the validity or means of financing municipal projects, material or manpower shortages, and declining demand for projects or facilities financed by the municipal bonds.

FUTURES AND OPTIONS (VARIABLE-PRICE FUNDS)

     Each Variable-Price Fund may enter into futures contracts, options, or options on futures contracts. Some futures and options strategies, such as selling futures, buying puts, and writing calls, hedge a Fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts, and buying calls, tend to increase market exposure. The Funds do not use futures and options transactions for speculative purposes.

     Although other techniques may be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

     Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the


6                                                 American Century Investments


Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency. The Funds may engage in futures and options transactions based on securities indexes such as the Bond Buyer Index of Municipal Bonds that are consistent with the Fund's investment objectives. The Fund may also engage in futures and options transactions based on specific securities such as U.S. Treasury bonds or notes.

     Bond Buyer Municipal Bond Index futures contracts differ from traditional futures contracts in that when delivery takes place, no bonds change hands. Instead, these contracts settle in cash at the spot market value of the Bond Buyer Municipal Bond Index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

     To initiate and maintain open positions in a futures contract, a Fund would be required to make a good faith margin deposit in cash or government securities with a futures broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums.

     Once a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay additional "variation" margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the futures broker for as long as the contract remains open and do not constitute margin transactions for purposes of the Funds' investment restrictions.

     RISKS RELATED TO FUTURES AND OPTIONS TRANSACTIONS. Futures and options prices can be volatile, and trading in these markets involves certain risks. If the Manager applies a hedge at an inappropriate time or judges interest rate trends incorrectly, futures and options strategies may lower a Fund's return.

     A Fund could suffer losses if it were unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the Manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund would be required to continue making daily cash payments to maintain its required margin. If the Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the Manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The Manager will seek to minimize these risks by limiting the contracts entered into on behalf of the Funds to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

     A Fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by a Fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which a Fund loses money on a futures contract at the same time that it experiences a decline in the value of its "hedged" portfolio securities. A Fund could also lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading


Statement of Additional Information                                          7


day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     OPTIONS ON FUTURES. By purchasing an option on a futures contract, a Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. A Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a Fund to make margin payments unless the option is exercised.

     Although they do not currently intend to do so, the Funds may write (or sell) call options that obligate it to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the Funds would give up some ability to participate in a price increase on the underlying security. If a Fund were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS. Each Variable-Price Fund may enter into futures contracts, options, or options on futures contracts. Under the Commodity Exchange Act, a Fund may enter into futures and options transactions (a) for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums, or (b) for other than hedging purposes, provided that assets committed to initial margin and option premiums do not exceed 5% of the Fund's total assets. To the extent required by law, each Fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options.

     The Funds intend to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of a Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit the Funds' investments in such instruments.

MUNICIPAL BOND INSURERS
(CALIFORNIA INSURED TAX-FREE)

     Securities held by California Insured Tax-Free may be (a) insured under a new-issue insurance policy obtained by the issuer of the security, (b) insured under a secondary market insurance policy purchased by the Fund or a previous bond holder, or (c) insured under a "when-in-portfolio" policy held by the Fund. The following paragraphs provide some background on the bond insurance organizations most frequently relied upon for municipal bond insurance in the United States.

     AMBAC Indemnity Corporation (AMBAC Indemnity) is a Wisconsin-domiciled stock insurance corporation with admitted assets of approximately $2.1 billion (unaudited) and statutory capital of approximately $1.2 billion (unaudited) as of December 31, 1994. Statutory capital consists of AMBAC Indemnity's policyholders' surplus and statutory contingency reserve. AMBAC Indemnity is a wholly owned subsidiary of AMBAC Inc., a publicly-held company. Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) have rated AMBAC Indemnity's claims-paying ability Aaa and AAA, respectively.

     Financial Guaranty Insurance Company (FGIC) is a wholly owned subsidiary of FGIC Corporation, a Delaware corporation with admitted assets of $2.1 billion and a statutory capital base of $1.1 billion as of December 31, 1994. Statutory capital consists of total capital and surplus as well as contingency reserve. FGIC's claims-paying ability was rated Aaa/AAA/AAA by Moody's, S&P, and Fitch, respectively.

     Municipal Bond Investors Assurance Corporation (MBIA) is a monoline insurance company organized as a New York corporation. As of December 31, 1994, MBIA (consolidated) had admitted assets of $3.4 billion (unaudited), total liabilities of $1.6 billion (unaudited), and total capital and surplus of $1.7 billion (unaudited). All bond issues insured by MBIA are rated "Aaa" by Moody's and all short-term loans insured by MBIA "MIG-1." All bond issues insured by MBIA are rated "AAA" by S&P.


8                                                American Century Investments


SPECIAL CONSIDERATIONS REGARDING CALIFORNIA
MUNICIPAL SECURITIES

     As briefly discussed in the Prospectus, the Funds are susceptible to political, economic, and regulatory events that affect issuers of California municipal obligations. These include possible adverse affects of California constitutional amendments, legislative measures, voter initiatives, and other matters described below.

     The following information about risk factors is provided in view of the Funds' policies of concentrating their assets in California municipal securities. This information is based on recent official statements relating to securities offerings of California issuers, although it does not constitute a complete description of the risk associated with investing in securities of these issuers. While the Manager has not independently verified the information contained in the official statements, it has no reason to believe the information is inaccurate.

ECONOMIC OVERVIEW

     California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 30 million as of 1990, representing approximately 12% of the U.S. population, grew by 27% in the 1980s. Total personal income, an estimated $703 billion in 1994, accounted for approximately 12% of personal income nationwide. In 1994, total employment increased 260,000 from 1993 levels of 13.8 million. Jobs are concentrated in the service, trade, and manufacturing sectors.

     From mid-1990 to late 1993, the State's economy suffered its worst recession since the 1930s, with recovery starting later than for the nation as a whole. The State has experienced the worst job losses of any post-war recession. Prerecession job levels may not be realized until near the end of the decade. The largest job losses have been in Southern California, led by declines in the aerospace and construction industries. Weakness statewide occurred in manufacturing, construction, services, and trade. Additional military base closures will have further adverse effects on the State's economy later in the decade.

     Since the start of 1994, the California economy has shown signs of steady recovery and growth. The State Department of Finance reports net job growth, particularly in construction and related manufacturing, wholesale and retail trade, transportation, recreation, and services. This growth has offset the continuing but slowing job losses in the aerospace industry and restructuring of the finance and utility sectors. Unemployment in the State was down substantially in 1994 from its 10% peak in January, 1994, but still remains higher than the national average rate. Retail sales were up strongly in 1994 from year-earlier figures. Delay or slowdown in recovery will adversely affect State revenues.

CONSTITUTIONAL LIMITATIONS ON TAXES

     Many California issuers rely on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by voters in 1978 and commonly known as "Proposition 13." Article XIIIA limits to 1% of full cash value the rate of ad valorem taxes on real property and restricts the reassessment of property to 2% per year, except where new construction or changes of ownership have occurred (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness. The U.S. Supreme Court has upheld Proposition 13 against claims that it has unlawfully resulted in widely varying tax liability on similarly situated properties.

     Article XIIIA also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Subsequent court decisions, however, have allowed non-voter approved "general taxes" so long as they are not dedicated to a specific use. In response to these decisions, voters adopted an initiative in 1986 that imposed new limits on the ability of local government entities to raise or levy general taxes without voter approval. Based upon a 1991 intermediate appellate court decision, it was believed that significant parts of this initiative, known as "Proposition 62," were unconstitutional. On September 28, 1995, the California Supreme Court rendered a decision in the case of Santa Clara County Local Transportation Authority v. Guardino which rejected the prior decision and upheld Proposition 62, while striking down a 1/2-cent sales tax for transportation purposes which was approved by a majority, but less than two-thirds, vote. Proposition 62 does not apply to charter cities,


Statement of Additional Information                                         9


but other local governments may be constrained in raising any taxes without voter approval.

CONSTITUTIONAL LIMITATIONS ON APPROPRIATIONS

     The State and its local governments are subject to an annual appropriations limit imposed by Article XIIIB of the California Constitution. This article was enacted by voters in 1979 and was significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State and subject local governments from spending "appropriations subject to limitation" in excess of an appropriations limit. The appropriations limit is adjusted annually to reflect population changes and changes in the cost of living as well as transfers of responsibility between government units. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes" consisting of tax revenues and certain other charges and fees to the extent that such proceeds exceed the cost of providing the product or service. However, proceeds of taxes exclude most State subventions to local governments.

      "Excess revenues" under Article XIIIB are measured over a two-year cycle. Local governments must return any excess revenues to taxpayers through tax rate reductions. The State must refund 50% of any excess and pay the other 50% to schools and community colleges. With the application of more liberal annual adjustment factors since 1988 and depressed revenues since 1990 due to the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may, by voter approval, exceed their spending limits for a limited time.

     Because of the complex nature of Articles XIIIA and XIIIB, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations, population changes, changes in the cost of living, or the probability of continuing legal challenges, it is difficult to measure the full impact of these Articles on the California municipal market or on the ability of California issuers to pay debt service on their obligations.

OBLIGATIONS OF THE STATE OF CALIFORNIA

     As of October 1, 1995, the State had approximately $18.4 billion of general obligation bonds outstanding, and approximately $3.3 billion remained authorized but unissued. Of the State's outstanding general obligation debt, 22% is presently self-liquidating (i.e., program revenues are expected to be sufficient to reimburse the General Fund for debt service payments). In fiscal 1994-95, debt service on general obligation bonds and lease-purchase debt was approximately 5.25% of General Fund revenues.

     The State's principal sources of General Fund revenues for fiscal 1993-94 were the California personal income tax (44% of total revenues), the sales tax (35%), bank and corporation taxes (12%), and the gross premium tax on insurance (3%). Historically, the State has paid the principal of and interest on its general obligation bonds, lease-purchase debt, and short-term obligations when due.

     GENERAL. Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 33%).

     Since the start of 1990-91 Fiscal Year, the State has faced adverse economic, fiscal, and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will be exacerbated in coming years by the expected need to substantially increase capital and operating funds for corrections as a result of a "Three Strikes" law enacted in 1994.

     RECENT BUDGETS. As a result of these factors, among others, from the late 1980s until 1992-93, the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the Special Fund for


10                                               American Century Investments


Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the years 1991-92 to 1994-95, including:

     o  significant cuts in health and welfare program expenditures;

     o transfers of program responsibilities and funding from the State to local governments, coupled with some reduction in mandates on local government;

     o transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools;

     o reduction in growth of support for higher education programs, coupled with increases in student fees;

     o revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration;

     o increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration has requested); and

     o  various one-time adjustments and accounting changes.

     Despite these budget actions, the effects of the recession led to large, unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 Fiscal Year, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.

     The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equal in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94 and 1994-95, which have reduced the accumulated budget deficit to around $600 million as of June 30, 1995.

     A consequence of the accumulated budget deficits in the early 1990s, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue registered warrants ("IOUs") to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1, and September 4, 1992, the State Controller issued a total of approximately $3.8 billion of registered warrants. After that date, all remaining outstanding registered warrants (about $2.9 billion) were called for redemption from proceeds of the issuance of 1992 Interim Notes after the budget was adopted.

     The State's cash condition became so serious in late spring of 1992 that the State Controller was required to issue revenue anticipation warrants maturing in the following fiscal year in order to pay the State's continuing obligations. The State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and warrants (both forms of short-term cash flow financing) were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year.


Statement of Additional Information                                         11



     The State issued $7.0 billion of short-term debt in July 1994 to meet its cash flow needs and to finance the deferral of part of the accumulated budget deficit to the 1995-96 fiscal year. In order to assure repayment of $4 billion of this borrowing which matures on April 25, 1996, the State enacted legislation (the "Trigger Law") which can lead to automatic, across-the-board cuts in General Fund expenditures in either the 1994-95 or 1995-96 fiscal years if cash flow projections made at certain times during those years show deterioration from the projections made in July 1994 when the borrowings were made. On November 15, 1994, the State Controller as part of the Trigger Law reported that the cash position of the General Fund on June 30, 1995, would be about $580 million better than earlier projected, so no automatic budget adjustments were required in 1994-95. The Controller's report showed that loss of federal funds was offset by higher revenues, lower expenditures, and certain other increases in cash resources.

     CURRENT BUDGET. For the first time in four years, the State entered the 1995-96 fiscal year with strengthening revenues based on an improving economy. The major feature of the Governor's proposed Budget, a 15% phased tax cut, was rejected by the Legislature.

     The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projects General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year. Expenditures are budgeted at $43.4 billion, a 4 percent increase. The Department of Finance projects that, after repaying the last of the carryover budget deficit, there will be a positive balance of less than $30 million in the budget reserve, the Special Fund for Economic Uncertainties, at June 30, 1996, providing no margin for adverse results during the year.

     The Department of Finance projects cash flow borrowings in the 1995-96 Fiscal Year will be the smallest in many years, comprising about $2 billion of notes to be issued in April, 1996, and maturing by June 30, 1996. With full payment of $4 billion of revenue anticipation warrants on April 25, 1996, the Department sees no further need for borrowing over the end of the fiscal year. The Department projects that available internal cash resources to pay State obligations will be almost $2 billion at June 30, 1996. This "cushion" will be re-examined by the State Controller on October 15, 1995, in the last step under the "Trigger Law" process. If the Controller believes the available internal cash resources on June 30, 1996, will, in fact, be zero or less, her report would start a process which could lead to automatic budget cuts starting in December 1995.

     The principal features of the 1995-96 Budget Act, in addition to those noted above, are additional cuts in health and welfare expenditures (some of which are subject to approvals or waivers by the federal government); assumed receipt of an additional $473 million of federal aid for illegal immigrant costs; and an increase in per-pupil funding for public schools and community colleges, the first such significant increase in four years.

     In July 1994, all three of the rating agencies that rate the State's long-term debt lowered their ratings of the State's general obligation bonds. Moody's Investors Service, Inc. lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "A+" to "A" and termed the bond outlook as "stable," and Fitch Investors Service, Inc. lowered its rating from "AA" to "A." The credit quality of obligations issued by local California issuers is not directly related to the quality of obligations issued by the State, and the State has no obligation to make payments on local debt obligations in the event of default. As described below, the State's fiscal problems have placed considerable pressure on local governments.

     Finally, the State is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or substantially impair revenues.

OBLIGATIONS OF OTHER ISSUERS

     Property tax revenues received by local governments declined more than 50% following passage of Proposition 13 in 1978. Subsequently, the California legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies, and the assumption of certain government functions by the State to assist the State's municipalities. However, in response to the fiscal crisis at the State level, the Legislature in 1992-93 and 1993-94 effectively reversed the post-Proposition 13 "bailout" aid and directed over $3 billion of city, county, and special district property taxes to school districts, which


12                                                AmericanCentury Investments


enabled the State to reduce its aid to schools by the same amount. Part of this shortfall is to be covered by a 0.5% sales tax allocated to local government public safety purposes. The 0.5% sales tax increase was imposed by Proposition 172, which was approved by a majority of voters at the statewide election on November 2, 1993.

     Even with these cuts and property tax shifts, over 70% of the State General Fund expenditures are for local government assistance. To the extent that the State is constrained by its Article XIIIB appropriations limit, its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level or rate of growth of State assistance to local governments may be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties.

INVESTMENT RESTRICTIONS

     The Funds' investment restrictions are set forth below. These investment restrictions are fundamental and may not be changed without approval of "a majority of the outstanding votes of shareholders" of a Fund, as determined in accordance with the Invest-ment Company Act of 1940 (the "Investment Company Act").

     AS A FUNDAMENTAL POLICY, EACH FUND SHALL NOT:

1)   issue senior securities, except as permitted under the Investment Company
     Act.

2) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

3) lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

4) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the Fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

5) concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

6) act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

8)   invest for purposes of exercising control over management.

     In addition, the Funds are subject to the following additional investment restrictions which are not fundamental and may be changed by the Board of Trustees.

     AS AN OPERATING POLICY, EACH FUND:

a) [California Municipal Money Market Fund only] to meet federal tax requirements for qualification as a "regulated investment company," limits its investment so that at the close of each quarter of its taxable year:
     (i) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (ii) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (i) and (ii) do not apply to "Government securities" as defined for federal tax purposes. The Fund does not, with respect to 75% of its total assets, currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result thereof, the Fund would own more than 10% or the outstanding voting securities of such issuer.


Statement of Additional Information                                         13


b) shall not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the Fund.

c) [Money Market Funds only] shall not purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

d) shall not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets (10% for the Money Market Funds) would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

e) shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

f) shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     For purposes of the investment restriction (5), relating to concentration, a Fund shall not purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

     Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund`s net assets will not be considered in determining whether it has complied with its investment restrictions.

     For purposes of the Funds' investment restrictions, the party identified as the "issuer" of a municipal security depends on the form and conditions of the security. When the assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed the sole issuer. Similarly, in the case of an IDB, if the bond were backed only by the assets and revenues of a non-governmental user, the non-governmental user would be deemed the sole issuer. If, in either case, the creating government or some other entity were to guarantee the security, the guarantee would be considered a separate security and treated as an issue of the guaranteeing entity.

PORTFOLIO TRANSACTIONS

     Each Fund's assets are invested by the Manager in a manner consistent with the Fund's investment objectives, policies, and restrictions, and with any instructions the Board of Trustees may issue from time to time. Within this framework, the Manager is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Funds.

     In placing orders for the purchase and sale of portfolio securities, the Manager will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Trustees may issue from time to time. The Manager will select broker-dealers to execute portfolio transac-


14                                                American Century Investments


tions on behalf of the Funds solely on the basis of best price and execution.

     Under normal conditions, the Variable-Price Funds' annual portfolio turnover rates are not expected to exceed 100%. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, the Manager carefully weighs the potential benefits of short-term investing against these considerations.

     The Variable-Price Funds' portfolio turnover rates for the fiscal years ended August 31, 1996, and 1995, are indicated in the table below.

                          Portfolio Turnover Rates
---------------------------------------------------------------------------
                                              Fiscal Year       Fiscal Year
Fund                                             1996              1995
---------------------------------------------------------------------------
California Limited-Term Tax-Free                43.70%            49.75%
California Intermediate-Term Tax-Free           35.66%            25.44%
California Long-Term Tax-Free                   41.66%            59.92%
California High-Yield Municipal                 35.98%            40.00%
California Insured Tax-Free                     42.71%            40.45%
------------------------------------------------------------------------

     Investment decisions are made for each Fund independently from those made for other funds advised by the Manager. From time to time, however, two or more funds advised by the Manager may hold the same security. When two or more funds are simultaneously engaged in purchasing or selling a security, the prices and amounts are allocated in a manner believed by the Manager to be equitable to each of the funds involved. In some instances, simultaneous transactions could have a detrimental effect on the price or value of a security as far as the participating funds are concerned. In other instances, however, the ability to participate in volume transactions will produce better prices and executions for the funds.

VALUATION OF PORTFOLIO SECURITIES

     Each Fund's net asset value per share ("NAV") is calculated as of the close of business of the New York Stock Exchange (the "Exchange") usually at 3 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1997: New Year's Day (observed), Martin Luther King Jr. Day, Presidents` Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Funds expect the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

     The Manager typically completes its trading on behalf of each Fund in various markets before the Exchange closes for the day. Each Fund's share price is calculated by adding the value of all portfolio securities and other assets, deducting liabilities, and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.

     MONEY MARKET FUNDS. Securities held by the Money Market Funds are valued at amortized cost. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase. Although this method provides certainty in valuation, it generally disregards the effect of fluctuating interest rates on an instrument's market value. Consequently, the instrument's amortized cost value may be higher or lower than its market value, and this discrepancy may be reflected in the Funds' yields. During periods of declining interest rates, for example, the daily yield on Fund shares computed as described above may be higher than that of a fund with identical investments priced at market value. The converse would apply in a period of rising interest rates.

     The Money Market Funds operate pursuant to Investment Company Act Rule 2a-7, which permits valuation of portfolio securities on the basis of amortized cost. As required by the Rule, the Board of Trustees has adopted procedures designed to stabilize, to the extent reasonably possible, a Money Market Fund's price per share as computed for the purposes of sales and redemptions at $1.00. While the day-to-day operation of the Money Market Funds has been delegated to the Manager, the quality requirements established by the procedures limit investments to certain instruments that the Board of Trustees has determined present minimal credit risks and that have been rated in one of the two highest rating categories as determined by a nationally recognized statistical rating organization or, in the case of unrated securities, of comparable quality. The procedures require review of the Money Market Fund's portfolio holdings at such intervals as are reasonable in light of current market conditions to determine


Statement of Additional Information                                        15


whether the Money Market Fund's net asset value calculated by using available market quotations deviates from the per-share value based on amortized cost. The procedures also prescribe the action to be taken if such deviation should occur.

     The Board of Trustees monitors the levels of illiquid securities, however if the levels are exceeded, they will take action to rectify these levels.

     Actions the Board of Trustees may consider under these circumstances include (i) selling portfolio securities prior to maturity, (ii) withholding dividends or distributions from capital, (iii) authorizing a one-time dividend adjustment, (iv) discounting share purchases and initiating redemptions in kind, or (v) valuing portfolio securities at market price for purposes of calculating NAV.

     VARIABLE-PRICE FUNDS. Securities held by the Variable-Price Funds normally are priced by an independent pricing service, provided that such prices are believed by the Manager to reflect the fair market value of portfolio securities.

     Because there are hundreds of thousands of municipal issues outstanding, and the majority of them do not trade daily, the prices provided by pricing services are generally determined without regard to bid or last sale prices. In valuing securities, the pricing services generally take into account institutional trading activity, trading in similar groups of securities, and any developments related to specific securities. The methods used by the pricing service and the valuations so established are reviewed by the Manager under the general supervision of the Board of Trustees. There are a number of pricing services available, and the Manager, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

     Securities not priced by a pricing service are valued at the mean between the most recently quoted bid and ask prices provided by broker-dealers. The municipal bond market is typically a "dealer market"; that is, dealers buy and sell bonds for their own accounts rather than for customers. As a result, the spread, or difference between bid and asked prices, for certain municipal bonds may differ substantially among dealers.

     Securities maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium, unless the Trustees determine that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith at their fair value using methods approved by the Board of Trustees.

PERFORMANCE

     The Funds may quote performance in various ways. Historical performance information will be used in advertising and sales literature.

     For the Money Market Funds, yield quotations are based on the change in the value of a hypothetical investment (excluding realized gains and losses from the sale of securities and unrealized appreciation and depreciation of securities) over a seven-day period (base period) and stated as a percentage of the investment at the start of the base period (base-period return). The base-period return is then annualized by multiplying by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent.

     Calculations of effective yield begin with the same base-period return used to calculate yield, but the return is then annualized to reflect weekly compounding according to the following formula:

Effective Yield = [(Base-Period Return + 1)365/7] - 1

     The Money Market Funds' yields and effective yields for the seven-day period ended August 31, 1996, were as follows:

Money Market Fund                         7-Day Yield      Effective Yield
--------------------------------------------------------------------------
California Tax-Free Money Market             2.85%              2.89%
California Municipal Money Market            2.96%              3.01%
--------------------------------------------------------------------------

     For the Variable-Price Funds, yield quotations are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing the Fund's net investment income by its share price on the last day of the period according to the following formula:

YIELD = 2 [(a - b + 1)6 - 1]
              -----
               cd

where a = dividends and interest earned during the


16                                                American Century Investments


period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     The Variable-Price Funds' yields for the 30-day period ended August 31, 1996, were as follows:

Variable-Price Fund                                     30-Day Yield
-----------------------------------------------------------------------
California Limited-Term Tax-Free                            3.72%
California Intermediate-Term Tax-Free                       4.43%
California Long-Term Tax-Free                               5.03%
California High-Yield Municipal                             5.63%
California Insured Tax-Free                                 4.88%
-----------------------------------------------------------------------

     Total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions (if any) and any change in the Fund's NAV during the period.

     Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund during a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Funds' performance is not constant over time, but changes from year-to-year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

     The Funds' average annual total returns for the one-year, five-year, and ten-year or life-of-fund periods ended August 31, 1996, are indicated in the table below.

                        Average Annual Total Returns
-------------------------------------------------------------------------
                                                                 Life-of-
Fund                        One-Year    Five-Year    Ten-Year       Fund
-------------------------------------------------------------------------
Tax-Free Money
Market Fund(1)               3.12%        2.73%         3.71%        3.92%

Municipal Money
Market Fund(2)               3.23%        2.92%          --          3.12%

Limited-Term
Tax-Free Fund(3)             3.87%         --            --          4.58%

Intermediate-
Term Tax-Free
Fund(1)                      4.79%        6.48%         6.28%        6.92%

Long-Term
Tax-Free Fund(1)             6.77%        7.44%         6.93%        8.38%

High-Yield
Municipal Fund(4)            8.02%        7.66%          --          6.30%

Insured Tax-Free
Fund(4)                      6.60%        7.55%          --          6.63%
--------------------------------------------------------------------------
(1) Commenced operations on November 9, 1983.
(2) Commenced operations on December 31, 1990.
(3) Commenced operations on June 1, 1992.
(4) Commenced operations on December 30, 1986.

     In addition to average annual total returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as percentages or as dollar amounts and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to total return.

     The Funds' performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike the American Century funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on cur-


Statement of Additional Information                                         17


rent-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Funds may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performances.

TAXES

FEDERAL INCOME TAX

     Each Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, a Fund will be exempt from federal and California income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains (if any) to shareholders.

     Certain of the bonds purchased by the Funds may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount, although no cash is actually received by a Fund until the maturity of the bond, is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity that takes into account the semiannual compounding of accrued interest. Original issue discount on an obligation with interest exempt from federal income tax will constitute tax-exempt interest income to the Fund.

     In addition, some of the bonds may be purchased by a Fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis for each day the bond is held by a Fund on a straight line basis over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, gain realized on disposition of a security held less than one year is treated as short-term capital gain.

     It is intended that each Fund's assets will be sufficiently invested in municipal securities so that each Fund will be eligible to pay "exempt-interest dividends" (as defined in the Code) to shareholders. A Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify to be designated as exempt-interest dividends if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of municipal securities. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes. The percentage of income that is tax-exempt is applied uniformly to all distributions made during each calendar year. This percentage may differ from the actual percentage of tax-exempt income received during any particular month.

     Distributions of net investment income received by a Fund from investment in debt securities other than municipal securities, of ordinary income realized upon the disposition of tax-exempt market discount bonds,


18                                               American Century Investments


and any net realized short-term capital gains distributed by the Fund will be taxable to shareholders as ordinary income. Because the Funds' investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations.

     Under the Code, any distribution of a Fund's net realized long-term capital gains designated by the Fund as a capital gain dividend is taxable to shareholders as long-term capital gains, regardless of the length of time shares are held. If a capital gain dividend is paid with respect to any shares of a Fund sold at a loss after being held for six months or less, the loss will be treated as a long-term capital loss for tax purposes. The Code also provides that if a shareholder holds shares of a Fund for six months or less, the deduction of any loss on the sale or exchange of those shares is disallowed to the extent that the shareholder received exempt-interest dividends with respect to those shares.

     As of August 31, 1996, the Funds had the following capital loss carryovers of $298,508 for California Tax-Free Money Market, $158,606 for California Municipal Money Market, $359,444 for California High-Yield Municipal, and $654,341 for California Insured Tax-Free (expiring 1998 through 2004). As of August 31, 1996, California Limited-Term Tax-Free had a capital loss carryover of $1,151,341 (expiring 2003 and 2004). When a Fund has a capital loss carryover, it does not make capital gain distributions until the loss has been offset or expired.

     Interest on certain types of industrial development bonds (small issues and obligations issued to finance certain exempt facilities that may be leased to or used by persons other than the issuer) is not exempt from federal income tax when received by "substantial users" or persons related to substantial users as defined in the Code. The term "substantial user" includes any "non-exempt person" who regularly uses in trade or business part of a facility financed from the proceeds of industrial development bonds. The Funds may invest periodically in industrial development bonds and, therefore, may not be appropriate investments for entities that are substantial users of facilities financed by industrial development bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he or his immediate family (spouse, brothers, sisters, ancestors and lineal descendants) owns directly or indirectly in aggregate more than 50% in the equity value of the substantial user.

     From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Funds and the Funds' NAVs would be adversely affected. Under these circumstances, the Trustees would re-evaluate the Funds' investment objectives and policies and would consider either changes in the structure of the Trust or its dissolution.

ALTERNATIVE MINIMUM TAX

     While the interest on bonds issued to finance essential state and local government operations is generally exempt from regular federal income tax, interest on certain "private activity" bonds issued after August 7, 1986, while exempt from regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states.

     California Municipal Money Market and California High-Yield Municipal may each invest in private activity bonds. The interest on private activity bonds could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation. The interest on California private activity securities is not subject to the California alternative minimum tax when it is earned (either directly or through investment in a mutual fund) by a California taxpayer. However, if either Fund were to invest in private activity securities of non-California issuers (due to a limited supply of appropriate California municipal obligations, for example), the interest on those securities would be included in California alternative minimum taxable income.

     All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the alternative minimum tax because these distributions are included in the corporation's "adjusted current earnings."

     In addition, a deductible "environmental tax" of 0.12% is imposed on a corporation's modified alternative minimum taxable income in excess of $2 million.


Statement of Additional Information                                        19


The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax. To the extent that exempt-interest dividends paid by a Fund are included in alternative minimum taxable income, corporate shareholders may be subject to the environmental tax.

     The Trust will inform California Municipal Money Market and California High-Yield Municipal shareholders annually of the amount of distributions derived from interest payments on private activity bonds.

STATE AND LOCAL TAXES

     California law concerning the payment of exempt-interest dividends is similar to federal law. Assuming each Fund qualifies to pay exempt-interest dividends under federal and California law, and to the extent that dividends are derived from interest on tax-exempt bonds of California state or local governments, such dividends will also be exempt from California personal income tax. The Trust will inform shareholders annually as to the amount of distributions from each Fund that constitute exempt-interest dividends and dividends exempt from California personal income tax. The Funds' dividends are not exempt from California state franchise or corporate income taxes.

     The Funds' dividends may not qualify for exemption under income or other tax laws of state or local taxing authorities outside California. Shareholders should consult their tax advisors or state or local tax authorities about the status of distributions from the Funds in this regard.

     The information above is only a summary of some of the tax considerations affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences. A prospective investor should consult with his or her tax advisors or state or local tax authorities to determine whether the Funds are suitable investments.

ABOUT THE TRUST

     American Century California Tax-Free and Municipal Funds (the "Trust") is a registered open-end management investment company that was organized as a Massachusetts business trust on February 18, 1983. American Century California Tax-Free and Municipal Funds was known as "Benham California Tax-Free and Municipal Funds" until January 1997.

     Currently, there are seven series (or Funds) of the Trust. The table on the following page lists each Fund's current and prior name.

     Prior to September 1996, California Limited-Term Tax-Free was known as "Benham California Tax-Free Short-Term Fund." The Board of Trustees may create additional series from time to time.

     The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in series (or funds). Shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights.

     Each series votes separately on matters affecting that series exclusively. Voting rights are not cumulative, so that investors holding more than 50% of the Trust's (i.e., all series') outstanding shares may be able to elect a Board of Trustees. The Trust has instituted dollar-based voting, meaning that the number of votes you are entitled to is based upon the dollar amount of your investment. The election of Trustees is determined by the votes received from all Trust shareholders without regard to whether a majority of shares of any one series voted in favor of a particular nominee or all nominees as a group.

     Each shareholder has rights to dividends and distributions declared by their series and to the net assets of such series upon its liquidation or dissolution proportionate to his or her share ownership interest in the series. Shares of each series have equal voting rights, although each series votes separately on matters affecting that series exclusively.

     Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity, bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees, and agents to cover possible tort and other


20                                                American Century Investments


liabilities. Thus, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust is unable to meet its obligations.

     CUSTODIAN BANKS: Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, New York 11245 and Commerce Bank, N. A., 1000 Walnut, Kansas City, Missouri 64106, serve as custodians of the Funds' assets. Services provided by the custodian bank include (i) settling portfolio purchases and sales, (ii) reporting failed trades, (iii) identifying and collecting portfolio income, and
(iv) providing safekeeping of securities. The custodians take no part in determining the Funds' investment policies or in determining which securities are sold or purchased by the Funds.

     INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 1000 Walnut, Suite 1600, Kansas City, Missouri 64106, serves as the Trust's independent auditors and provides services including the audit of the annual financial statements.

     For the fiscal year, which starts on September 1, 1997, the Trustees of the Fund have selected Coopers & Lybrand LLP to serve as independent auditors of the Funds. The address of Coopers & Lybrand LLP is City Center Square, 1100 Main Street, Suite 900, Kansas City, Missouri 64105-2140.

TRUSTEES AND OFFICERS

     The Trust's activities are overseen by a Board of Trustees, including seven independent Trustees. The individuals listed on the next page whose names are marked by an asterisk (*) are "interested persons" of the Trust (as defined in the Investment Company Act) by virtue of, among other considerations, their affiliation with either the Trust; the Trust's investment advisor, American Century Investment Management, Inc.; the Trust's agent for transfer and administrative services, American Century Services Corporation (ACS); the Trust's distribution agent, American Century Investment Services, Inc. (ACIS); the parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; or other funds advised by the Manager. Each Trustee listed below serves as a Trustee or Director of other funds advised by the Manager. Unless otherwise noted, dates in parentheses indicate the dates the Trustee or officer began his or her service in a particular capacity. The Trustees' and officers' address with the exception of Mr. Stowers III and Ms. Roepke is 1665 Charleston Road, Mountain View, California 94043. The address of Mr. Stowers III and Ms. Roepke is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

TRUSTEES

     *JAMES M. BENHAM, Chairman of the Board of Trustees (1983), President and Chief Executive Officer (1996). Mr. Benham is also President and Chairman of the Board of Benham Management Corporation (BMC) (1971); and a member of the Board of Governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

     ALBERT A. EISENSTAT, independent Trustee (1995). Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

     RONALD J. GILSON, independent Trustee (1995); Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law (1992); Counsel to Marron, Reid & Sheehy (a San Francisco law firm, 1984).

     MYRON S. SCHOLES, independent Trustee (1983). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983) and a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

     KENNETH E. SCOTT, independent Trustee (1983). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Funds, Inc. (1994).

     ISAAC STEIN, independent Trustee (1992). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private invest-


Statement of Additional Information                                        21


ment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

     *JAMES E. STOWERS III, Trustee (1995). Mr. Stowers III is Chief Executive Officer and Director of ACC; President, Chief Executive Officer and Director of ACS and ACIS.

     JEANNE D. WOHLERS, independent Trustee (1984). Ms. Wohlers is a private investor and an independent Director and partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).

OFFICERS

     *James M. Benham, President and Chief Executive Officer (1996).

     *WILLIAM M. LYONS, Executive Vice President (1996); President, Chief Operating Officer and General Counsel of ACC; Executive Vice President, Chief Operating Officer and General Counsel of ACS and ACIS; Assistant Secretary of ACC; Secretary of ACS and ACIS.

     *DOUGLAS A. PAUL, Secretary (1988), Vice President (1990), and General Counsel (1990); Secretary and Vice President of the funds advised by the Manager.

     *C. JEAN WADE, Controller (1996).

     *MARYANNE ROEPKE, CPA, Chief Financial Officer and Treasurer (1995); Vice President and Assistant Treasurer of ACS.

     The table on the next page summarizes the compensation that the Trustees received for the Funds' fiscal year ended August 31, 1996, as well as the compensation received for serving as a Director or Trustee of all other funds advised by the Manager.

     As of November 30, 1996, the Funds' Trustees and officers, as a group, owned less than 1% of each Fund's total shares outstanding, except for the California Tax-Free Money Market of which they owned as a group 0.95% of the Fund's shares outstanding.

MANAGEMENT

     Each Fund has an investment management agreement with the Manager dated August 1, 1997. This agreement was approved by the shareholders of each of the Funds on July 30, 1997.

     For the services provided to the Funds, the Manager receives a monthly fee based on a percentage of the average net assets of the Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds of its investment category managed by the Manager (the "Investment Category Fee"). For example, when calculating the fee for a Money Market Fund, all of the assets of the money market funds managed by the Manager are aggregated. The three investment categories are Money Market Funds, Bond Funds and Equity Funds. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the Manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the Fund to the Manager.

     The schedules by which the Investment Category Fee are determined are as follows:


     MONEY MARKET FUNDS
Category Assets                     Fee Rate
--------------------------------------------
First $1 billion                     0.2700%
Next $1 billion                      0.2270%
Next $3 billion                      0.1860%
Next $5 billion                      0.1690%
Next $15 billion                     0.1580%
Next $25 billion                     0.1575%
Thereafter                           0.1570%
--------------------------------------------

     CALIFORNIA LIMITED-TERM TAX-FREE,
     CALIFORNIA INTERMEDIATE-TERM TAX-FREE,
     CALIFORNIA LONG-TERM TAX-FREE,
     CALIFORNIA INSURED TAX-FREE
Category Assets                     Fee Rate
--------------------------------------------
First $1 billion                     0.2800%
Next $1 billion                      0.2280%
Next $3 billion                      0.1980%
Next $5 billion                      0.1780%
Next $15 billion                     0.1650%
Next $25 billion                     0.1630%
Thereafter                           0.1625%
--------------------------------------------

     CALIFORNIA HIGH YIELD MUNICIPAL
Category Assets                     Fee Rate
--------------------------------------------
First $1 billion                     0.3100%
Next $1 billion                      0.2580%
Next $3 billion                      0.2280%
Next $5 billion                      0.2080%
Next $15 billion                     0.1950%
Next $25 billion                     0.1930%
Thereafter                           0.1925%
--------------------------------------------


22                                                American Century Investments

TRUSTEE COMPENSATION FOR THE FISCAL YEAR ENDED AUGUST 31, 1996

                                Aggregate         Pension or Retirement            Estimated           Total Compensation
     Name of                  Compensation       Benefits Accrued As Part       Annual Benefits         From The American
    Trustee*                 From The Fund           of Fund Expenses           Upon Retirement     Century Family of Funds**
--------------------------------------------------------------------------------------------------------------------------------
Albert A. Eisenstat    $377  (Money Market)           Not Applicable            Not Applicable               $47,750
                        169  (MuniMM)
                         88  (Limited-Term)
                        375  (Intermediate-Term)
                        253  (Long-Term)
                        112  (High-Yield)
                        164  (Insured)
Ronald J. Gilson     $1,386  (Money Market)           Not Applicable            Not Applicable               $63,999
                      1,097  (MuniMM)
                        983  (Limited-Term)
                      1,386  (Intermediate-Term)
                      1,212  (Long-Term)
                      1,013  (High-Yield)
                      1,087  (Insured)
Myron S. Scholes     $1,404  (Money Market)           Not Applicable            Not Applicable               $64,500
                      1,106  (MuniMM)
                        989  (Limited-Term)
                      1,406  (Intermediate-Term)
                      1,225  (Long-Term)
                      1,018  (High-Yield)
                      1,096  (Insured)
Kenneth E. Scott     $1,701  (Money Market)           Not Applicable            Not Applicable               $73,023
                      1,241  (MuniMM)
                      1,059  (Limited-Term)
                      1,705  (Intermediate-Term)
                      1,430  (Long-Term)
                      1,109  (High-Yield)
                      1,228  (Insured)
Ezra Solomon***      $1,537  (Money Market)           Not Applicable            Not Applicable               $65,583
                      1,166  (MuniMM)
                      1,019  (Limited-Term)
                      1,537  (Intermediate-Term)
                      1,314  (Long-Term)
                      1,057  (High-Yield)
                      1,153  (Insured)
Isaac Stein          $1,419  (Money Market)           Not Applicable            Not Applicable               $65,000
                      1,112  (MuniMM)
                        990  (Limited-Term)
                      1,420  (Intermediate-Term)
                      1,237  (Long-Term)
                      1,024  (High-Yield)
                      1,103  (Insured)
Jeanne D. Wohlers    $1,526  (Money Market)           Not Applicable            Not Applicable               $68,000
                      1,161  (MuniMM)
                      1,018  (Limited-Term)
                      1,528  (Intermediate-Term)
                      1,309  (Long-Term)
                      1,055  (High-Yield)
                      1,149  (Insured)
--------------------------------------------------------------------------------------------------------------------------------
*    Interested Trustees receive no compensation for their services as such.
**   Includes compensation paid by the 15 investment company members of the
     American Century Family of Funds.
***  Retired December, 1996.


Statement of Additional Information                                        23


        FUND NAME AS OF JANUARY, 1997                                    FORMER FUND NAME
----------------------------------------------         ---------------------------------------------------
American Century--Benham California Tax-Free            Benham California Tax-Free Money Market Fund
                   Money Market Fund

American Century--Benham California Municipal           Benham California Municipal Money Market Fund
                   Money Market Fund

American Century--Benham California Limited-Term        Benham California Tax-Free Limited-Term Fund
                   Tax-Free Fund

American Century--Benham California                     Benham California Tax-Free Intermediate-Term Fund
                   Intermediate-Term Tax-Free
                   Fund

American Century--Benham California Long-Term           Benham California Tax-Free Long-Term Fund
                   Tax-Free Fund

American Century--Benham California High-Yield          Benham California Municipal High-Yield Fund
                   Municipal Fund

American Century--Benham California Insured             Benham California Tax-Free Insured Fund
                   Tax-Free Fund


   THE COMPLEX FEE SCHEDULE IS AS FOLLOWS:
Category Assets                     Fee Rate
--------------------------------------------
First $2.5 billion                   0.3100%
Next $7.5 billion                    0.3000%
Next $15.0 billion                   0.2985%
Next $25.0 billion                   0.2970%
Next $50.0 billion                   0.2960%
Next $100.0 billion                  0.2950%
Next $100.0 billion                  0.2940%
Next $200.0 billion                  0.2930%
Next $250.0 billion                  0.2920%
Next $500.0 billion                  0.2910%
Thereafter                           0.2900%
--------------------------------------------

     On the first business day of each month, the Funds pay a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for the Fund by the aggregate average daily closing value of a Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

     The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (1) the Funds' Board of Trustees, or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (2) by the vote of a majority of the Trustees of the Funds who are not parties to the agreement or interested persons of the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     The management agreement provides that it may be terminated at any time without payment of any penalty by the Funds' Board of Trustees, or by a vote of a majority of the Funds' shareholders, on 60 days' written notice to the Manager, and that it shall be automatically terminated if it is assigned.

     The management agreement provides that the Manager shall not be liable to the Funds or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     The management agreement also provides that the Manager and its officers, trustees and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

     Certain investments may be appropriate for the Funds and also for other clients advised by the Manager. Investment decisions for the Funds and other clients are made with a view to achieving their respective invest-


24                                                American Century Investments


ment objectives after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investment generally. A particular security may be bought or sold for only one client or series, or in different amounts and at different times for more than one but less than all clients or series. In addition, purchases or sales of the same security may be made for two or more clients or series on the same date. Such transactions will be allocated among clients in a manner believed by the Manager to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund.

     The Manager may aggregate purchase and sale orders of the Funds with purchase and sale orders of its other clients when the Manager believes that such aggregation provides the best execution for the Funds. The Funds' Board of Trustees has approved the policy of the Manager with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the Funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The Manager will not aggregate portfolio transactions of the Funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the Funds and the terms of the management agreement. The Manager receives no additional compensation or remuneration as a result of such aggregation.

     In addition to managing the Funds, the Manager also acts as an investment advisor to 12 institutional accounts and to the following registered investment companies: American Century Mutual Funds, Inc., American Century World Mutual Funds, Inc., American Century Premium Reserves, Inc., American Century Variable Portfolios, Inc., American Century Capital Portfolios, Inc., American Century Strategic Asset Allocations, Inc., American Century Municipal Trust, American Century Government Income Trust, American Century Investment Trust, American Century Target Maturities Trust, American Century Quantitative Equity Funds and American Century International Bond Funds.

     Prior to August 1, 1997, Benham Management Corporation served as the investment advisor to the Funds. Benham Management Corporation is, like the Manager, wholly-owned by ACC.

     Investment advisory fees paid by each Fund for the fiscal periods ended August 31, 1996, 1995, and 1994, are indicated in the following table. Fee amounts are net of amounts reimbursed or recouped under the Funds' previous investment advisory agreement with Benham Management Corporation.

                          Investment Advisory Fees*
------------------------------------------------------------------------
                                 Fiscal          Fiscal           Fiscal
Fund                              1996            1995             1994
------------------------------------------------------------------------
California Tax-Free
Money Market                   $1,240,288       $1,118,609     $1,077,091

California Municipal
Money Market                      563,912          638,989        717,967

California Limited-
Term Tax-Free                     294,665          320,571        351,908

California
Intermediate-
Term Tax-Free                   1,249,491        1,219,371      1,329,806

California Long-Term
Tax-Free                          833,863          788,383        883,146

California High-Yield
Municipal                         379,805          317,026        325,337

California Insured
Tax-Free                          544,813          505,500        601,906
------------------------------------------------------------------------
*Net of reimbursements.

TRANSFER AND ADMINISTRATIVE SERVICES

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend paying agent for the Funds. It provides physical facilities, including computer hardware and software and personnel, for the day-to-day administration of the funds and of the Manager. The Manager pays American Century Services Corporation for such services.

     Prior to August 1, 1997, the Funds paid American Century Services Corporation directly for its services as transfer agent and administrative services agent.

     Administrative service and transfer agent fees paid by each Fund for the fiscal years ended August 31, 1996, 1995, and 1994, are indicated in the following tables. Fee amounts are net of expense limitations in effect at the time.


Statement of Additional Information                                        25



                             Administrative Fees
-----------------------------------------------------------------------
                                 Fiscal         Fiscal         Fiscal
Fund                              1996           1995           1994
-----------------------------------------------------------------------
California Tax-Free
Money Market                    $409,257       $372,776         $367,012

California Municipal
Money Market                     186,076        213,037          244,617

California Limited-
Term Tax-Free                     97,232        106,880          119,911

California
Intermediate-
Term Tax-Free                    412,298        406,453          453,129

California Long-Term
Tax-Free                         275,154        262,741          300,842

California High-Yield
Municipal                        125,323        105,659          110,808

California Insured
Tax-Free                         179,812        168,491          205,042
-----------------------------------------------------------------------


                             Transfer Agent Fees
-----------------------------------------------------------------------
                                 Fiscal         Fiscal         Fiscal
Fund                              1996           1995           1994
-----------------------------------------------------------------------
California Tax-Free
Money Market                    $229,922       $245,317         $254,089

California Municipal
Money Market                     145,450        157,812          183,077

California Limited-
Term Tax-Free                     47,787         60,682           64,485

California
Intermediate-
Term Tax-Free                    188,108        195,808          198,370

California Long-Term
Tax-Free                         119,915        125,758          127,791

California High-Yield
Municipal                         70,036         66,032           64,349

California Insured
Tax-Free                          91,516         95,075          105,575
-----------------------------------------------------------------------

DISTRIBUTION OF FUND SHARES

     The Funds' shares are distributed by American Century Investment Services, Inc., a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Fund shares offered by this Prospectus. The Funds do not pay any commissions or other fees to the distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     While the Funds are designed for California investors, they are also offered for sale to investors in certain other western states.

     The Funds' shares are continuously offered at net asset value. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

     American Century may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Trust or one of its series; to avoid jeopardizing a series' tax status; or whenever, in the Manager's opinion, such rejection or limitation is in the Trust's or a series' best interest.

     As of November 30, 1996, to the Funds' knowledge, no shareholder was the record holder or beneficial owner of 5% or more of a Fund's total outstanding shares except for those listed below.

                               California Tax-Free
Fund                           Money Market
-----------------------------------------------------------
Shareholder Name and           M. Franklin Rudy and Margaret
Address                        C. Rudy, Trustees of the Rudy
                               Family Trust
                               23484 Park Columbo
                               Callabus Park, CA 91302
-----------------------------------------------------------
# of Shares Held               22,393,788.50
-----------------------------------------------------------
% of Total Shares
Outstanding                    5.09%
-----------------------------------------------------------


                               California Intermediate-Term
Fund                           Tax-Free
-----------------------------------------------------------
Shareholder Name and           Charles Schwab & Co.
Address                        101 Montgomery Street
                               San Francisco, CA 94101
-----------------------------------------------------------
# of Shares Held               7,037,159.408
-----------------------------------------------------------
% of Total Shares
Outstanding                    18.12%
-----------------------------------------------------------


26                                               American Century Investments


Fund                           California Long-Term Tax-Free
-----------------------------------------------------------
Shareholder Name and           Charles Schwab & Co.
Address                        101 Montgomery Street
                               San Francisco, CA 94101
-----------------------------------------------------------
# of Shares Held               1,522,134.131
-----------------------------------------------------------
% of Total Shares
Outstanding                    5.8%
-----------------------------------------------------------


Fund                           California High-Yield Municipal
-----------------------------------------------------------
Shareholder Name and           Charles Schwab & Co.
Address                        101 Montgomery Street
                               San Francisco, CA 94101
-----------------------------------------------------------
# of Shares Held               2,781,145.097
-----------------------------------------------------------
% of Total Shares
Outstanding                    16.84%
-----------------------------------------------------------


Fund                           California Insured Tax-Free
-----------------------------------------------------------
Shareholder Name and           Charles Schwab & Co.
Address                        101 Montgomery Street
                               San Francisco, CA 94101
-----------------------------------------------------------
# of Shares Held               1,318,110.278
-----------------------------------------------------------
% of Total Shares
Outstanding                    7%
-----------------------------------------------------------


Fund                           California Limited-Term Tax-Free
-----------------------------------------------------------
Shareholder Name and           Charles Schwab & Co.
Address                        101 Montgomery Street
                               San Francisco, CA 94101
-----------------------------------------------------------
# of Shares Held               1,626,843.481
-----------------------------------------------------------
% of Total Shares
Outstanding                    16.53%
-----------------------------------------------------------


     ACS charges neither fees nor commissions on the purchase and sale of fund shares. However, ACS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks or stop-payment requests. See the Investor Services Guide for more information.

     Share purchases and redemptions are governed by California law.

OTHER INFORMATION

     For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, DC. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

MUNICIPAL SECURITIES RATINGS

     Securities rating descriptions provided under this heading are excerpted from publications of Moody's Investors Service, Inc. and Standard & Poor's Corporation.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
MUNICIPAL BOND RATINGS:

     Aaa: Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they constitute what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds that are rated "Baa" are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but


Statement of Additional Information                                        27


certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Ba: Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds that are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be limited.

     Caa: Bonds that are rated "Caa" are of poor standing. Such issues may be in default, or there may be elements of danger present with respect to principal or interest.

     Ca: Bonds that are rated "Ca" represent obligations that are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds that are rated "C" are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply the numerical modifier "1" for municipally backed bonds and modifiers "1," "2," and "3" for corporate-backed municipal bonds. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking, and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION  OF  MOODY'S  INVESTORS   SERVICE,   INC.'S  RATINGS  OF  NOTES  AND
VARIABLE-RATE DEMAND OBLIGATIONS:

     Moody's  ratings  for  state  and  municipal  short-term   obligations  are
designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable-rate demand obliga-tions) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than on fixed maturity dates and payments relying on external liquidity.

     MIG 1/VMIG 1: This designation denotes best quality. There is strong protection present through established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample, although not as large as in the preceding group.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
TAX-EXEMPT COMMERCIAL PAPER RATINGS:

     Moody's commercial paper ratings are opinions of the ability of issuers to punctually repay those promissory obligations that have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Funds may invest.

     PRIME 1: Issuers rated "Prime 1" (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

     PRIME 2: Issuers rated "Prime 2" (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR
MUNICIPAL BONDS:

INVESTMENT GRADE

     AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in a small degree.

     A: Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection para-


28                                               American Century Investments


meters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     CCC: Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     CC: The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

     C: The "C" rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR
INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM
DEMAND OBLIGATIONS:

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL PAPER:

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Funds may invest are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S RATINGS
FOR MUNICIPAL BONDS:

INVESTMENT GRADE

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite


Statement of Additional Information                                        29


as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

SPECULATIVE

     BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

     B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin or safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C: Bonds are in imminent default in payment of interest or principal.

     DDD/DD/D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S RATINGS FOR
INVESTMENT-GRADE MUNICIPAL NOTES AND SHORT-TERM
DEMAND OBLIGATIONS:

     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

QUALITY OF PORTFOLIO SECURITIES HELD BY THE VARIABLE PRICE
FUNDS

     The table below provides a summary of ratings assigned to obligations held by each of the Variable Price Funds. These figures are dollar-weighted averages of month-end holdings during fiscal 1996, presented as a percentage of total investments. For obligations with different ratings assigned by different rating agencies, the highest rating assigned is the one relied upon to create this table. The percentages are historical and are not necessarily indicative of current or future portfolio holdings, which may vary in quality.

                                  Aaa/     Aa/              Baa/
                                  AAA      AA        A      BBB     NR
----------------------------------------------------------------------
California Limited-
Term Tax-Free                     65%      14%      21%      -       -
----------------------------------------------------------------------
California Intermediate-
Term Tax-Free                     69%      14%      17%      -       -
----------------------------------------------------------------------
California Long-
Term Tax-Free                     47%      15%      38%      -       -
----------------------------------------------------------------------
California High-Yield
Municipal                         23%       2%      27%     16%     32%
----------------------------------------------------------------------


30                                               American Century Investments


P.O. Box 419200
Kansas City, Missour
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com

                            [american century logo]
                                    American
                                  Century(sm)

9708           [recycled logo]
SH-BKT-9199       Recycled

                        AMERICAN CENTURY INVESTMENT TRUST

                              PROSPECTUS SUPPLEMENT
                               Prime Money Market
                         SUPPLEMENT DATED JULY 31, 1997
                          Prospectus dated July 1, 1997

SPECIAL MEETING OF SHAREHOLDERS

At a Special Meeting of Shareholders held on July 30, 1997, shareholders of the Fund approved, among other things, a new Management Agreement between the Fund with American Century Investment Management, Inc. This new Management Agreement will become effective on August 1, 1997, and replaces the Fund's current investment advisory agreement with Benham Management Corporation, an affiliate of American Century Investment Management, Inc. At the meeting, shareholders of the Fund also ratified the selection of Coopers & Lybrand LLP as the independent auditors for the Fund's current fiscal year and approved the adoption of standardized investment limitations by amending or eliminating certain of the Fund's fundamental investment limitations. The changes resulting from the Special Meeting of Shareholders are reflected in this Prospectus Supplement and in the revised Statement of Additional Information of the Fund.

TRANSACTION AND OPERATING EXPENSE TABLE

The table and the text appearing on page 4 of the Prospectus are deleted and replaced in their entirety with the following:

                                                            Prime Money Market

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases.....................       none
Maximum Sales Load Imposed on Reinvested Dividends..........       none
Deferred Sales Load.........................................       none
Redemption Fee(1)...........................................       none
Exchange Fee................................................       none

ANNUAL OPERATING EXPENSES(2)
(as a percentage of net assets)

Management Fees(3)..........................................      0.50%
12b-1 Fees..................................................       none
Other Expenses(4)...........................................      0.00%
Total Fund Operating Expenses...............................      0.50%

EXAMPLE:

You would pay the following expenses                  1 year        $ 6
on a $1,000 investment, assuming a                   3 years         19
5% annual return and redemption at                   5 years         34
the end of each time period:                        10 years         75

(1)  Redemption proceeds sent by wire are subject to a $10 processing fee.

(2) American Century Investment Management, Inc. (the "Manager") has agreed to voluntarily limit expenses of the Fund, until May 31, 1998, to no more than 0.50% of its net assets. If this waiver was not in effect, the Management Fee and Total Expenses of the Fund are expected to be 0.60% and 0.60%, respectively.

(3) A portion of the management fee may be paid by the Manager to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the Manager. See "Management - Transfer and Administrative Services," page 20.

(4) Other Expenses, which includes the fees and expenses (including legal counsel fees) of those trustees who are not "interested persons" as defined in the Investment Company Act, are expected to be less than 0.01 of 1% of average net assets for the current fiscal year.

     The purpose of the above table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the Fund offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

     NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions, or 12b-1 fees. The Investor Class is currently the only class of shares offered by the Fund.

INVESTMENT MANAGEMENT

On page 19, the first two paragraphs in the subsection "Investment Management" are deleted and replaced with the following:

     The Fund is the sole series of the American Century Investment Trust (the "Trust"). Under the laws of the Commonwealth of Massachusetts, the Board of Trustees is responsible for managing the business and affairs of the Trust. Acting pursuant to an investment management agreement entered into with the Fund, American Century Investment Management, Inc. serves as the investment manager of the Fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The Manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

On page 20, the four paragraphs appearing before the subsection heading "Code of Ethics" are deleted and replaced with the following:

     The activities of the Manager are subject only to directions of the Funds' Board of Trustees. The Manager pays all the expenses of the Funds except brokerage, taxes, portfolio insurance, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

     For the services provided to the Fund, the Manager receives a monthly fee based on a percentage of the average net assets of the Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the money market funds managed by the Manager (the "Investment Category Fee"). Second, a separate fee rate schedule is applied to the assets of all of the mutual funds managed by the Manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the Fund to the Manager. Currently, the Investment Category Fee for the Fund is an annual rate of 0.30% of the average net assets of the Fund. The Complex Fee is currently an annual rate of 0.30% of the average net assets of the Fund. Further information about the calculation of the annual management fee is contained in the Statement of Additional Information.

     On the first business day of each month, the Fund pays a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for the Fund by the aggregate average daily closing value of the Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

TRANSFER AND ADMINISTRATIVE SERVICES

On page 20, the first paragraph under the heading "Transfer and Administrative Services" is deleted and replaced with the following:

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the Fund. It provides facilities, equipment and personnel to the Fund and is paid for such services by the Manager.

EXPENSES

On page 21, the subsection called "Expenses" is deleted.

P.O. Box 419200               [american century logo]
Kansas City, Missouri              American
64141-6200                         Century(sm)
1-800-345-2021 or 816-531-5575

SH-SPL-9365 9708

                       STATEMENT OF ADDITIONAL INFORMATION

                             [american century logo]
                                    American
                                  Century(sm)

                                  JULY 1, 1997
                             REVISED AUGUST 1, 1997


                                     BENHAM
                                    GROUP(R)


                               PRIME MONEY MARKET


[front cover]

                       STATEMENT OF ADDITIONAL INFORMATION
                                  JULY 1, 1997
                             REVISED AUGUST 1, 1997

                        AMERICAN CENTURY INVESTMENT TRUST

This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus, dated July 1, 1997. The Fund's annual report for the fiscal year ended February 28, 1997, is incorporated herein by reference. Please retain this document for future reference. To obtain the Prospectus, call American Century Investments toll-free at 1-800-345-2021 (international calls:
816-531-5575), or write P.O. Box 419200, Kansas City, Missouri 64141-6200.


TABLE OF CONTENTS

Investment Policies and Techniques....................................2
Investment Restrictions...............................................6
Portfolio Transactions................................................7
Valuation of Portfolio Securities.....................................7
Performance...........................................................8
Taxes.................................................................9
About the Trust.......................................................9
Trustees and Officers................................................10
Management...........................................................11
Transfer and Administrative Services.................................13
Distribution of Fund Shares..........................................14
Additional Purchase and Redemption Information.......................14
Other Information....................................................14

Statement of Additional Information                                           1

INVESTMENT POLICIES AND TECHNIQUES

The following paragraphs provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the board of trustees.

COMMERCIAL PAPER

Commercial paper ("CP") is issued by utility, financial, and industrial companies and supranational organizations. Nationally recognized statistical rating organizations ("rating agencies") assign ratings to CP issuers indicating the agencies' assessment of credit risk. Investment grade CP ratings assigned by four rating agencies are provided in the following table.

                        Moody's         Standard                              Fitch
                       Investors        & Poor's           Duff &           Investors
                     Service, Inc.     Corporation      Phelps, Inc.      Service, Inc.
---------------------------------------------------------------------------------------------
HIGHEST RATINGS         PRIME-1         A-1/A-1+          D-1/D-1+          F-1/F-1+
                        Prime-2            A-2               D-2               F-2
                        Prime-3            A-3               D-3               F-3
---------------------------------------------------------------------------------------------

If an obligation has been assigned different ratings by multiple rating agencies, at least two rating agencies must have assigned their highest rating as indicated above in order for the Manager to determine that the obligation is eligible for purchase by the Fund or, if unrated, the obligation must be determined to be of comparable quality by the Manager.

Some examples of CP and CP issuers are provided in the following paragraphs.

Domestic CP is issued by U.S. industrial and finance companies, utility companies, thrifts, and bank holding companies. Foreign CP is issued by non-U.S. industrial and finance companies and financial institutions. Domestic and foreign corporate issuers occasionally have the underlying support of a well-known, highly rated commercial bank or insurance company. Bank support is provided in the form of a letter of credit (a "LOC") or irrevocable revolving credit commitment (an "IRC"). Insurance support is provided in the form of a surety bond.

Bank Holding Company CP is issued by the holding companies of many well-known domestic banks, including Citicorp, J.P. Morgan & Company Incorporated, and First Union National Bank. Bank holding company CP may be issued by the parent of a money center or regional bank.

Thrift CP is issued by major federal or state-chartered savings and loan associations and savings banks.

Schedule B Bank CP is short-term, U.S. dollar-denominated CP issued by Canadian subsidiaries of non-Canadian banks (Schedule B banks). Whether issued as commercial paper, a certificate of deposit, or a promissory note, each instrument issued by a Schedule B bank ranks equally with any other deposit obligation. Paper issued by Schedule B banks provides an investor with the comfort and reduced risk of a direct and unconditional parental guarantee. Schedule B instruments generally offer higher rates than the short-term instruments of the parent bank or holding company.

REPURCHASE AGREEMENTS

In a repurchase agreement (a "repo"), the Fund buys a security at one price and simultaneously agrees to sell it back to the seller at an agreed upon price on a specified date (usually within seven days from the date of purchase) or on demand. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon rate of return and that is unrelated to the interest rate on the underlying security. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

American Century Investment Management, Inc. (the "Manager") attempts to minimize the risks associated with repurchase agreements by adhering to written guidelines which govern repurchase agreements. These guidelines strictly govern
(i) the type of  securities  which may be  acquired  and held  under  repurchase agreements; (ii) collateral requirements for sellers under repurchase agreements; (iii) the amount of the Fund's net assets that may be committed to repurchase agreements that mature in more than seven days; and (iv) the manner in which the Fund must take delivery of securities subject to repurchase agreements. Moreover, the Board of Trustees reviews and approves, on a quarterly basis, the creditworthiness of brokers, dealers and banks with whom the Fund may enter into repurchase agreements. The Fund may enter into a repurchase agreement only with an entity that appears on a list

2                                                   American Century Investments

of those which have been approved by the Board as sufficiently creditworthy.

The Fund has received  permission  from the Securities  and Exchange  Commission
(SEC) to participate in joint repurchase agreements collateralized by U.S. government securities with other mutual funds advised by the Manager or its affiliates. Joint repos are expected to increase the income the Fund can earn from repo transactions without increasing the risks associated with these transactions.

Under the Investment Company Act of 1940 (the "Investment Company Act"), repurchase agreements are considered to be loans.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the Fund transfers possession of (or sells) securities to another party, such as a bank or broker-dealer, for cash and agrees to later repay cash plus interest for the return (or repurchase) of the same securities. To collateralize the transaction, the value of the securities transferred is slightly greater than the amount of cash the Fund receives in exchange for the securities.

If the purchaser reneged on the agreement and failed to return the securities, the Fund might suffer a loss. The Fund's loss could be even greater if the market value of the securities transferred increased in the meantime. To protect against these risks, the Fund will enter into reverse repurchase agreements only with parties whose creditworthiness is determined to be satisfactory by the Manager. While a reverse repurchase agreement is outstanding, the Fund will maintain sufficient liquid assets in a segregated custodial account to cover its obligation under the agreement.

TAXABLE MUNICIPAL OBLIGATIONS

Taxable municipal obligations are state and local obligations whose interest payments are subject to federal income tax because of the degree of non-government involvement in the transaction or because federal tax code limitations on the issuance of tax-exempt bonds that benefit private entities have been exceeded. Some typical examples of taxable municipal obligations include industrial revenue bonds and economic development bonds issued by state or local governments to aid private enterprise. The interest on a taxable municipal bond is often exempt from state taxation in the issuing state. The Fund may purchase taxable municipal obligations although it does not currently intend to do so.

TIME DEPOSITS

Time deposits are non-negotiable bank deposits maintained for up to seven days at a stated interest rate. These instruments may be withdrawn on demand, although early withdrawals may be subject to penalties.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENT
AGREEMENTS AND ROLL TRANSACTIONS

The Fund may engage in securities transactions on a when-issued or forward commitment basis, in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 1 to 7 days later).

When purchasing securities on a when-issued or forward commitment basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Although the Fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward commitment basis, the Fund will establish and maintain until the settlement date a segregated account consisting of cash or appropriate liquid securities in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

The Fund may sell a security and at the same time make a commitment to purchase the same or a comparable security at a future date and specified price. Conversely, the Fund may purchase a security and at the same time make a commitment to sell the same or a comparable security at a future date and specified price. These types of transactions are executed simultaneously in what are known as "dollar-rolls", "cash

Statement of Additional Information                                            3

and carry" or financing transactions. For example, a broker-dealer may seek to purchase a particular security that the Fund owns. The Fund will sell that security to the broker-dealer and simultaneously enter into a forward commitment agreement to buy it back at a future date. This type of transaction generates income for the Fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.

There is a risk that the party with whom the Fund enters into a forward commitment agreement will not uphold its commitment, which could cause the Fund to miss a favorable price or yield opportunity or to suffer a loss.

INTEREST RATE RESETS ON VARIABLE- AND
FLOATING-RATE INSTRUMENTS

The interest rate on variable- and floating-rate instruments is ordinarily determined by reference to (or is a percentage of) an objective standard. There are two types of indexes that provide the basis for interest rate adjustments--those based on market rates and those based on a calculated measure such as a cost-of-funds index. Commonly used indexes include the three-month Treasury bill rate, the Federal Funds effective rate (the "Fed Funds rate"), or the one-month or three-month London Interbank Offered Rate (LIBOR), each of which is highly correlated with changes in market interest rates.

Three-month Treasury bill rates are calculated by the Federal Reserve Bank of New York based on weekly auction averages.

LIBOR is the rate at which banks in London offer Eurodollars in trades between banks. LIBOR has become a key rate in the U.S. domestic money market because it is perceived to reflect the true global cost of money.

The Fed Funds rate is the overnight rate at which banks lend funds to each other, usually as unsecured loans from regional banks to money center banks. The Fed Funds rate is the average dollar-weighted rate of overnight funds. It is reported with a one-day lag (Monday's rate is reported Tuesday morning) and may be found in reports issued by various financial information services.

The Manager may invest in instruments whose interest rate adjustments are based on new indexes as these indexes become available.

Variable-rate demand instruments include master demand notes. These obligations permit the Fund to invest amounts that may change daily without penalty under direct arrangements between the Fund and the issuer.

The issuer normally has a corresponding right, after a given period and on a specified number of days notice, to prepay the outstanding principal amount of the obligation plus accrued interest. Although there is no secondary market for master demand notes, these instruments are repayable by the borrower at par plus accrued interest on seven days' notice.

Variable- and floating-rate demand instruments frequently are not rated. The Fund may invest in these unrated instruments if the Manager determines, at the time of investment, that they are of a quality comparable to other obligations the Fund buys.

LOAN PARTICIPATIONS

Although the Fund does not currently intend to do so, it may buy loan participations, which represent interests in the cash flow generated by commercial loans. Each loan participation requires three parties: a participant (or investor), a lending bank, and a borrower. The investor purchases a share in a loan originated by a lending bank, and this participation entitles the investor to a percentage of the principal and interest payments made by the borrower.

Loan participations are attractive because they typically offer higher yields than other money market instruments. However, along with these higher yields come certain risks, not least of which is the risk that the borrower will be unable to repay the loan. Generally, since the lending bank does not guarantee payment, the investor is directly exposed to risk of default by the borrower. Secondly, the investor is not a direct creditor of the borrower. The participation represents an interest in assets owned by the lending bank. If the lending bank becomes insolvent, the investor could be considered an unsecured creditor of the bank instead of the holder of a participating interest in a loan. Because of these risks, the Manager must carefully consider the creditworthiness of both the borrower and the lender.

Another concern is liquidity. Because there is no established secondary market for loan participations, the Fund's ability to sell them for cash is limited. Some participation agreements place limitations on

4                                                   American Century Investments

the investor's right to resell the loan participation, even when a buyer can be found. To alleviate these liquidity concerns, the Fund generally limits its investments in loan participations to those with terms of 7 days or less, although it may invest in loan participations with terms of up to 30 days.

SECURITIES LENDING

The Fund may lend its portfolio securities to earn additional income. If a borrower defaulted on a securities loan, the Fund could experience delays in recovering securities it loaned; or if the value of the loaned securities increased over the value of the collateral, the Fund could suffer a loss.

To minimize the risk of default on securities loans, the Manager adheres to guidelines prescribed by the Board of Trustees governing lending of securities. These guidelines strictly govern (i) the type and amount of collateral that must be received by the Fund; (ii) the circumstances under which additions to that collateral must be made by borrowers; (iii) the return received by the Fund on the loaned securities; (iv) the limitations on the percentage of Fund assets on loan; and (v) the credit standards applied in evaluating potential borrowers of portfolio securities. In addition, the guidelines require that the Fund have the option to terminate any loan of a portfolio security at any time and set requirements for recovery of securities from borrowers.

ILLIQUID SECURITIES

Illiquid securities are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Pursuant to guidelines established by the board of trustees, the Manager determines the liquidity of the Fund's investments, and through reports from the Manager, the board of Trustees monitors trading activity in illiquid securities.

In determining the liquidity of the Fund's investments, the Manager may consider various factors including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the marketplace for trades.

In the absence of market quotations, illiquid securities are valued for purposes of monitoring amortized cost valuation at fair market value as determined in good faith by a committee appointed by the Board of Trustees.

RESTRICTED SECURITIES

Restricted securities generally can be sold (i) in privately negotiated transactions, (ii) pursuant to an exemption from registration under the Securities Act of 1933, or (iii) in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration and the time it is permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Rule 144A under the Securities Act permits a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Investing in Rule 144A securities could increase the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

The Fund may also invest in CP issued in reliance on the "private placement" exemption from registration under Section 4(2) of the Securities Act of 1933 (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Manager may consider Section 4(2) paper that meets certain conditions to be liquid, pursuant to procedures approved by the board of trustees. Section 4(2) paper that is not determined to be liquid pursuant to these procedures will be included within the 10% limitation on

Statement of Additional Information                                           5

illiquid   securities.   The  Manager  monitors  the  liquidity  of  the  Fund's
investments in Section 4(2) paper on a continuing basis.

INVESTMENT RESTRICTIONS

The Fund's investment restrictions are set forth below. These investment restrictions are fundamental and may not be changed without approval of "a majority of the outstanding votes of shareholders" of the Fund, as determined in accordance with the Investment Company Act.

AS A FUNDAMENTAL POLICY, THE FUND SHALL NOT:

1) issue senior securities, except as permitted under the Investment Company Act of 1940.

2) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

3) lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

4) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the Fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

5) concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), except that the Fund will invest more than 25% of its total assets in the financial services industry.

6) act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

8) invest for purposes of exercising control over management.

In addition, the Fund is subject to the following additional investment restrictions which are not fundamental and may be changed by the Board of Trustees.

AS AN OPERATING POLICY, THE FUND:

a) shall not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the Fund.

b) shall not purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

c) shall not purchase any security or enter into a repurchase agreement if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

d) shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

e) shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

6                                                   American Century Investments

For purposes of the investment restriction (5), relating to concentration, the Fund shall not purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents,
(iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (iv) personal credit and business credit businesses will be considered separate industries.

Unless otherwise indicated, percentage limitations included in the restrictions apply at the time the Fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's new assets will not be considered in determining whether it has complied with its investment restrictions.

PORTFOLIO TRANSACTIONS

The Fund's assets are invested by the Manager in a manner consistent with the Fund's investment objective, policies, and restrictions and with any instructions the board of trustees may issue from time to time. Within this framework, the Manager is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund.

In placing orders for the purchase and sale of portfolio securities, the Manager will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the board of trustees may issue from time to time. The Manager will select broker-dealers to execute portfolio transactions on behalf of the Fund solely on the basis of best price and execution.

Securities in which the Fund invests generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price.

The difference between the prices is known as a spread. The Manager transacts in round lots ($1 million to $10 million or more) on behalf of the Fund whenever possible. Since commissions are not charged for money market transactions, the Fund's transaction costs consist solely of custodian charges and dealer mark-ups. The Fund may hold its portfolio securities to maturity or may sell or swap them for other securities, depending upon the level and slope of, and anticipated changes in, the yield curve.

The Fund acquired, during the fiscal year ended February 28, 1997, securities issued by its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) and/or their parent corporations. As of February 28, 1997, the Fund held securities issued by the following brokers or dealers in the following aggregate amounts: Merrill Lynch, $20,000,000, Morgan Stanley Group, $30,000,000, Goldman Sachs Group, $26,000,000 and BT Securities Corporation, $20,000,000.

VALUATION OF PORTFOLIO SECURITIES

The Fund's net asset value per share ("NAV") is calculated as of the close of business of the New York Stock Exchange (the "Exchange") usually at 3 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1997: New Year's Day (observed), Martin Luther King Jr. Day, Presidents` Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Fund expects the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

Securities held by the Fund are valued at amortized cost. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase. Although this method provides certainty in valuation, it generally disregards the effect of

Statement of Additional Information                                            7

fluctuating interest rates on an instrument's market value. Consequently, the instrument's amortized cost value may be higher or lower than its market value, and this discrepancy may be reflected in the Fund's yield. During periods of declining interest rates, for example, the daily yield on Fund shares computed as described above may be higher than that of a fund with identical investments priced at market value. The converse would apply in a period of rising interest rates.

The Fund operates pursuant to Investment Company Act Rule 2a-7, which permits valuation of portfolio securities on the basis of amortized cost. As required by the Rule, the Board of Trustees has adopted procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purposes of sales and redemptions at $1.00. While the day-to-day operation of the Fund has been delegated to the Manager, the quality requirements established by the procedures limit investments to certain instruments that the Board of Trustees has determined present minimal credit risks and that have been rated in one of the two highest rating categories as determined by a rating agency or, in the case of unrated securities, of comparable quality. The procedures require review of the Fund's portfolio holdings at such intervals as are reasonable in light of current market conditions to determine whether the Fund's net asset value calculated by using available market quotations deviates from the per-share value based on amortized cost. The procedures also prescribe the action to be taken if such deviations should occur.

PERFORMANCE

The Fund's yield and total return may be quoted in advertising and sales literature. Yield and total return will vary. Past performance should not be considered an indication of future results.

Yield quotations are based on the change in the value of a hypothetical investment (excluding realized gains and losses from the sale of securities and unrealized appreciation and depreciation of securities) over a seven-day period (base period) and stated as a percentage of the investment at the start of the base period (base-period return). The base-period return is then annualized by multiplying it by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculations of effective yield begin with the same base-period return used to calculate yield, but the return is then annualized to reflect weekly compounding according to the following formula:

Effective Yield = [(Base-Period Return + 1)365/7] - 1

For the seven-day period ended February 28, 1997, the Fund's yield and effective yield are indicated in the following table.

                                                   7-Day
                                  7-Day          Effective
                                  Yield            Yield
----------------------------------------------------------------
Prime                             4.94%            5.06%
----------------------------------------------------------------

Total returns quoted in advertising and sales literature reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions (if any) and any change in the Fund's NAV during the period.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund during a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

Average annual total returns for periods of less than one year are calculated by determining the Fund's total return for the period, extending that return for a full year (assuming that performance remains constant throughout the year), and quoting the result as an annual return. Because the Fund's return may not remain constant over the course of a year, these performance figures should be viewed as strictly hypothetical.

8                                                  American Century Investments

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period.

The Fund's performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike American Century funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source:
Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

The Fund's shares are sold without a sales charge (or "load"). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies.

The Manager may obtain Fund ratings from one or more rating agencies and may publish these ratings in advertisements and sales literature.

TAXES

FEDERAL INCOME TAX

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code" ). To qualify as a regulated investment company and avoid being subject to federal and state income taxes at the Fund level, the Fund must distribute within each calendar year as well as each fiscal year substantially all of its net investment income and net realized capital gains (if any) to shareholders. In addition to federal income taxes, shareholders may be subject to state and local taxes on their distributions from the Fund.

The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences.

An investor considering an investment in the Fund should consult with his or her tax advisors to determine whether the Fund is a suitable investment.

ABOUT THE TRUST

American Century Investment Trust (the "Trust") is a registered open-end management investment company that was organized as a Massachusetts business trust on June 16, 1993. The Trust was formerly known as Benham Investment Trust. Currently American Century-Benham Prime Money Market Fund (formerly known as Benham Prime Money Market Fund) is the only series of the Trust, although the trustees are authorized to create additional series at their discretion.

The Declaration of Trust permits the Board of trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in series (or funds). Shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights.

Statement of Additional Information                                            9

If additional series were created by the board of trustees, each series would vote separately on matters affecting that series exclusively. Voting rights are not cumulative, so that investors holding more than 50% of the Trust's (i.e., all series') outstanding shares may be able to elect a board of trustees. The Trust instituted dollar-based voting, meaning that the number of votes you are entitled to is based upon the dollar amount of your investment. The election of trustees is determined by the votes received from all Trust shareholders without regard to whether a majority of shares of any one series voted in favor of a particular nominee or all nominees as a group.

Each shareholder has rights to dividends and distributions declared by the Fund and to the net assets of the Fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the Fund.

Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity, bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust is unable to meet its obligations.

CUSTODIAN BANKS: Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, New York 11245 and Commerce Bank N.A., 1000 Walnut, Kansas City, Missouri 64106 serve as custodians of the Fund's assets. Services provided by the custodian banks include (i) settling portfolio purchases and sales, (ii) reporting failed trades, (iii) identifying and collecting portfolio income, and (iv) providing safekeeping of securities. The custodians take no part in determining the Fund's investment policies or in determining which securities are sold or purchased by the Fund.

INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 1000 Walnut, Suite 1600, Kansas City, Missouri 64106, serves as the Trust's independent auditors and provides services including the audit of the annual financial statements.

For the current fiscal year, which started on March 1, 1997, the Trustees of the Fund have selected Coopers & Lybrand LLP to serve as independent auditors of the Fund. The address of Coopers & Lybrand LLP is City Center Square, 1100 Main Street, Suite 900, Kansas City, Missouri 64105-2140.

TRUSTEES AND OFFICERS

The Trust's activities are overseen by a board of trustees, including six independent trustees. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Trust (as defined in the Investment Company Act) by virtue of, among other considerations, their affiliation with either the Trust; the Trust's Manager; the Trust's agent for transfer and administrative services, American Century Services Corporation (ACS); the Trust's distribution agent, American Century Investment Services, Inc. (ACIS); their parent corporation, American Century Companies, Inc. (ACC) or ACC`s subsidiaries; or other funds advised by the Manager. Each Trustee listed below serves as a Trustee or Director of other funds advised by the Manager. Unless otherwise noted, dates in parentheses indicate the dates the trustee or officer began his or her service in a particular capacity. The trustees' and officers' address with the exception of Mr. Stowers III and Ms. Roepke is 1665 Charleston Road, Mountain View, California 94043. The address of Mr. Stowers III and Ms. Roepke is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

TRUSTEES

*JAMES M. BENHAM, Chairman of the Board of Trustees (1993), President and Chief Executive Officer (1996). Mr. Benham is also President and Chairman of the Board of the Manager (1971); and a member of the Board of Governors of the Investment Company Institute (1988). Mr. Benham has been in the securities


10                                                  American Century Investments

business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

ALBERT A. EISENSTAT, independent Trustee (1995). Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

RONALD J. GILSON, independent trustee (1995). Mr. Gilson is the Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law
(1992); counsel to Marron, Reid & Sheehy (a San Francisco law firm, 1984).

MYRON S. SCHOLES, independent trustee (1993). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also the Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983) and a director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a managing director of Salomon Brothers Inc. (securities brokerage).

KENNETH E. SCOTT, independent trustee (1993). Mr. Scott is the Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a director of RCM Capital Funds, Inc. (1994).

ISAAC STEIN, independent Trustee (1993). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de
Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

*JAMES E. STOWERS III, Trustee (1995). Mr. Stowers III is Chief Executive Officer and Director of ACC; President, Chief Executive Officer and Director of ACS and ACIS.

JEANNE D. WOHLERS, independent Trustee (1993). Ms. Wohlers is a private investor and an independent Director and Partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).

OFFICERS

*JAMES M. BENHAM, President and Chief Executive Officer (1996).

*WILLIAM M. LYONS, Executive Vice President (1996);  President,  Chief Operating
Officer and General Counsel of ACC; Executive Vice President, Chief Operating Officer and General Counsel of ASC and ACIS; Assistant Secretary of ACC; Secretary of ACS and ACIS.

*DOUGLAS A. PAUL,  Secretary (1993),  Vice President (1993), and General Counsel
(1993); Secretary and Vice President of the funds advised by the Manager.

*C. JEAN WADE, Controller (1996).

*MARYANNE ROEPKE, CPA, Chief Financial Officer and Treasurer (1995); Vice President and Assistant Treasurer of ACS.

The table on the next page summarizes the compensation that the trustees received for the Fund's fiscal year ended February 28, 1997, as well as the compensation received for serving as a director or trustee of all other funds advised by the Manager.

As of May 31, 1997, the Fund's Trustees and officers, as a group, owned less than 1% of the Fund's total shares outstanding.

MANAGEMENT

The Fund has an investment management agreement with the Manager dated August 1, 1997. This agreement was approved by the shareholders of the Fund on July 30, 1997.

For the services provided to the Fund, the Manager receives a monthly fee based on a percentage of the average net assets of the Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the money market funds managed by the Manager (the "Investment Category Fee"). The three investment categories are: Money Market Funds, Bond Funds and Equity Funds. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the Manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the Fund to the Manager.

Statement of Additional Information                                           11

TRUSTEE COMPENSATION FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1997

                       Aggregate      Pension or Retirement        Estimated            Total Compensation
Name of              Compensation    Benefits Accrued As Part   Annual Benefits      From the American Century
Trustee*            From The Fund        of Fund Expenses       Upon Retirement          Family of Funds**
---------------------------------------------------------------------------------------------------------------------
Albert A. Eisenstat     $9,024            Not Applicable        Not Applicable                $72,250
Ronald J. Gilson        $8,607            Not Applicable        Not Applicable                $68,000
Myron S. Scholes        $8,154            Not Applicable        Not Applicable                $63,500
Kenneth E. Scott        $9,584            Not Applicable        Not Applicable                $78,000
Ezra Solomon***         $8,414            Not Applicable        Not Applicable                $36,417
Isaac Stein             $8,704            Not Applicable        Not Applicable                $69,000
Jeanne D. Wohlers       $9,487            Not Applicable        Not Applicable                $77,000
---------------------------------------------------------------------------------------------------------------------

*    Interested Trustees receive no compensation for their services as such.

** Includes compensation paid by the fifteen investment company members of the American Century family of funds.

***  Retired December, 1996.

The schedule by which the Investment Category Fee is determined is as follows:

Category Assets            Fee Rate
------------------------------------
First $1 billion           0.3700%
Next $1 billion            0.3270%
Next $3 billion            0.2860%
Next $5 billion            0.2690%
Next $15 billion           0.2580%
Next $25 billion           0.2575%
Thereafter                 0.2570%
------------------------------------

The Complex Fee Schedule is as follows:

Complex Assets             Fee Rate
------------------------------------
First $2.5 billion         0.3100%
Next $7.5 billion          0.3000%
Next $15.0 billion         0.2985%
Next $25.0 billion         0.2970%
Next $50.0 billion         0.2960%
Next $100.0 billion        0.2950%
Next $100.0 billion        0.2940%
Next $200.0 billion        0.2930%
Next $250.0 billion        0.2920%
Next $500.0 billion        0.2910%
Thereafter                 0.2900%
------------------------------------

On the first business day of each month, the Fund pays a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for the Fund by the aggregate average daily closing value of the Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (i) the Fund's Board of Trustees, or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (ii) by the vote of a majority of the Trustees of the Fund who are not parties to the agreement or interested persons of the Manager, cast in person at a meeting called for the purpose of voting on such approval.

The management agreement provides that it may be terminated at any time without payment of any penalty by the Fund's Board of Trustees, or by a vote of a majority of the Fund's shareholders, on 60 days' written notice to the Manager, and that it shall be automatically terminated if it is assigned.

The management agreement provides that the Manager shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The management agreement also provides that the Manager and its officers, Trustees and employees may engage in other business, devote time and attention to

12                                                  American Century Investments

any other business whether of a similar or dissimilar nature, and render services to others.

Certain investments may be appropriate for the Fund and also for other clients advised by the Manager. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investment generally. A particular security may be bought or sold for only one client or series, or in different amounts and at different times for more than one but less than all clients or series. In addition, purchases or sales of the same security may be made for two or more clients or series on the same date. Such transactions will be allocated among clients in a manner believed by the Manager to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund.

The Manager may aggregate purchase and sale orders of the Fund with purchase and sale orders of its other clients when the Manager believes that such aggregation provides the best execution for the Fund. The Fund's Board of Trustees has approved the policy of the Manager with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the Fund participates at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The Manager will not aggregate portfolio transactions of the Fund unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the Fund and the terms of the management agreement. The Manager receives no additional compensation or remuneration as a result of such aggregation.

In addition to managing the Fund, the Manager also acts as an investment advisor to 12 institutional accounts and to the following registered investment companies: American Century Mutual Funds, Inc., American Century World Mutual Funds, Inc., American Century Premium Reserves, Inc., American Century Variable Portfolios, Inc. and American Century Capital Portfolios, Inc., American Century Strategic Asset Allocations, Inc., American Century Municipal Trust, American Century Government Income Trust, American Century Target Maturities Trust, American Century California Tax-Free and Municipal Funds, American Century Quantitative Equity Funds and American Century International Bond Funds.

Prior to August 1, 1997, Benham Management Corporation served as the investment advisor to the Fund. Benham Management Corporation is, like the Manager, wholly-owned by ACC.

The investment advisory fees paid by the Fund to the Manager (and its affiliate Benham Management Corporation) for the fiscal years ended February 28, 1997, February 29, 1996, and February 28, 1995, are indicated on the following table. Fee amounts are net of any amounts reimbursed or recouped.

Fiscal            Investment                Reimbursed
Year Ended        Advisory Fees Paid        (Recouped)
-----------------------------------------------------------
1997              $2,265,360                $1,584,981
1996              $2,316,045                $1,839,833
1995              $0                        $2,708,338
-----------------------------------------------------------
Commencement of operations was November 17, 1993.

TRANSFER AND ADMINISTRATIVE SERVICES

American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend paying agent for the Fund. It provides physical facilities, including computer hardware and software and personnel, for the day-to-day administration of the Fund and of the Manager. The Manager pays American Century Services Corporation for such services.

Prior to August 1, 1997, the Fund paid American Century Services Corporation directly for its services as transfer agent and administrative services agent.

Transfer agent and administrative agent fees paid by the Fund for the fiscal years ended February 28, 1997, and February 29, 1996, are indicated in the following table.

Fiscal            Transfer          Administrative
Year Ended        Agent Fees        Agent Fees
-----------------------------------------------------
1997              $1,844,608        $1,188,257
1996              $1,975,550        $1,319,915
-----------------------------------------------------

Statement of Additional Information                                           13

Due to the expense limitation agreements made under its prior investment advisory agreement with Benham Management Corporation, the Fund paid no transfer agent or administrative fees for the fiscal year ended February 28, 1995, or for the period from November 17, 1993 (commencement of operations), through February 28, 1994.

DISTRIBUTION OF FUND SHARES

The Fund's shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Fund's shares. The Fund does not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Fund's shares are continuously offered at net asset value. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

As of May 31, 1997, to the Fund`s knowledge, no shareholder was the record holder or beneficial owner of 5% or more of the Fund`s total shares outstanding.

American Century may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Trust or its series; to avoid jeopardizing a series' tax status; or whenever, in management's opinion, such rejection or limitation is in the Trust's or a series' best interest.

ACS charges neither fees nor commissions on the purchase and sale of fund shares. However, ACS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks or stop-payment requests. See the Investor Services Guide for more information.

When it is in the best interest of the Fund and its shareholders (for example, to deter abusive market timing transactions), the Fund may honor redemption requests in kind, normally by delivering portfolio securities in lieu of cash. Securities delivered as redemptions in kind will be valued by the same method used to value securities in determining the Fund's NAV. Shareholders who receive securities may realize a capital gain or loss for tax purposes, incur costs in handling or disposing of the securities, or encounter other inconveniences.

OTHER INFORMATION

For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, DC. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

SECURITIES RATINGS

Securities  rating  descriptions  provided under this heading are excerpted from
publications  of  Moody's  Investors   Service,   Inc.  and  Standard  &  Poor's
Corporation.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

Aaa: Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they constitute what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make long-term risks appear somewhat larger than in Aaa securities.

A: Bonds that are rated "A" possess many favorable investment attributes and are to be considered as

14                                                  American Century Investments

upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds that are rated "Baa" are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B: Bonds that are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be limited.

Caa: Bonds that are rated "Caa" are of poor standing. Such issues may be in default, or there may be elements of danger present with respect to principal or interest.

Ca: Bonds that are rated "Ca" represent obligations that are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds that are rated "C" are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply the numerical modifier "1" for municipally backed bonds and modifiers "1," "2," and "3" for corporate-backed municipal bonds. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking, and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION  OF  MOODY'S  INVESTORS   SERVICE,   INC.'S  RATINGS  OF  NOTES  AND
VARIABLE-RATE DEMAND OBLIGATIONS:

Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable-rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than on fixed maturity dates and payments relying on external liquidity.

MIG 1/VMIG 1: This designation denotes best quality.  There is strong protection
present  through   established  cash  flows,   superior  liquidity  support,  or
demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample, although not as large as in the preceding group.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER RATINGS:

Moody's commercial paper ratings are opinions of the ability of issuers to punctually repay those promissory obligations that have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Funds may invest.

PRIME 1: Issuers rated "Prime 1" (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

PRIME 2: Issuers rated "Prime 2" (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

Statement of Additional Information                                           15

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR BONDS:

INVESTMENT GRADE

AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in a small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE

BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC: Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC: The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C: The "C" rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR INVESTMENT GRADE NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR DEMAND OBLIGATIONS AND COMMERCIAL PAPER:

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Funds may invest are as follows:

16                                                  American Century Investments

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

Statement of Additional Information                                          17




P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962
Internet: www.americancentury.com


                            [american century logo]
                                    American
                                  Century(sm)

9708           [recycled logo]
SH-BKT-9219       Recycled

                        AMERICAN CENTURY MUNICIPAL TRUST

                             PROSPECTUS SUPPLEMENT
                       Arizona Intermediate-Term Municipal
      Florida Municipal Money Market o Florida Intermediate-Term Municipal
         Tax-Free Money Market o Intermediate-Term Tax-Free o Long-Term
                     Tax-Free SUPPLEMENT DATED JULY 31, 1997
          Prospectus dated September 3, 1996 (revised January 1, 1997)

SPECIAL MEETING OF SHAREHOLDERS

At a Special Meeting of Shareholders held on July 30, 1997, shareholders of the Funds approved, among other things, a new Management Agreement between the Funds with American Century Investment Management, Inc. This new Management Agreement will become effective on August 1, 1997, and replaces the Funds' current investment advisory agreement with Benham Management Corporation, an affiliate of American Century Investment Management, Inc.

At the meeting, shareholders of the Funds also ratified the selection of Coopers & Lybrand LLP as the independent auditors for each Fund's current fiscal year and approved the adoption of standardized investment limitations by amending or eliminating certain of the Funds' fundamental investment limitations. These changes are reflected in this Prospectus Supplement and in the revised Statement of Additional Information of the Funds.

AGREEMENT AND PLAN OF REORGANIZATION

In addition, shareholders of American Century--Benham Intermediate-Term Tax-Exempt Fund and American Century--Benham Long-Term Tax-Exempt Fund approved an Agreement and Plan of Reorganization with the Intermediate-Term Tax-Free and Long-Term Tax-Free, respectively. The reorganization involves funds which are identical in investment objective and investment management technique.

The Agreement was approved by shareholders of each of American Century--Benham Intermediate-Term Tax-Exempt Fund and American Century--Benham Long-Term Tax-Exempt Fund at a Special Meeting of Shareholders held on July 30, 1997. The reorganization is expected to occur on August 30, 1997. Following the reorganization, shareholders of American Century--Benham Intermediate-Term Tax-Exempt Fund will own shares of Intermediate-Term Tax-Free in the same dollar amount as their American Century--Benham Intermediate-Term Tax-Exempt Fund shares at the close of business on August 30, 1997. Likewise, shareholders of American Century--Benham Long-Term Tax-Exempt Fund will own shares of Long-Term Tax-Free in the same dollar amount as their American Century--Benham Long-Term Tax-Exempt Fund shares at the close of business on August 30, 1997.

As part of the reorganization, shareholders of Intermediate-Term Tax-Free and Long-Term Tax-Free will notice a one-time nominal adjustment to the net asset value of their shares. This is being done to consolidate the assets of the two Funds. The dollar value of a shareholder's account, however, will not be affected by the reorganization transaction.

TRANSACTION AND OPERATING EXPENSE TABLE

The table and the text appearing on page 4 of the Prospectus are deleted and replaced in their entirety with the following:

                                                                                                             Arizona Intermediate-
                                                                                                               Term Municipal,
                                                                                                             Florida Intermediate-
                                                                                                               Term Municipal,
                                                                                                              Intermediate-Term
                                                                   Tax-Free           Florida Municipal           Tax-Free,
                                                                 Money Market            Money Market         Long-Term Tax-Free

SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases...................           none                    none                    none
Maximum Sales Load Imposed on Reinvested Dividends........           none                    none                    none
Deferred Sales Load.......................................           none                    none                    none
Redemption Fee(1).........................................           none                    none                    none
Exchange Fee..............................................           none                    none                    none

ANNUAL OPERATING EXPENSES(2)
(as a percentage of net assets)

Management Fees(3)........................................          0.00%                   0.50%                   0.52%
12b-1 Fees................................................           none                    none                    none
Other Expenses(4).........................................          0.00%                   0.00%                   0.00%
Total Fund Operating Expenses.............................          0.00%                   0.50%                   0.52%

EXAMPLE:

You would pay the following expenses                1 year            $ 0                     $ 5                     $ 5
on a $1,000 investment, assuming a                 3 years             11                      16                      17
5% annual return and redemption at                 5 years             23                      28                      29
the end of each time period:                      10 years             60                      63                      65



(1)  Redemption proceeds sent by wire are subject to a $10 processing fee.

(2) American Century Investment Management, Inc. (the "Manager") has agreed to waive the expenses of Tax-Free Money Market until July 31, 1998, to 0.00% of its net assets. If this waiver was not in effect, the Management Fees and Total Fund Operating Expenses would be 0.50% and 0.50%, respectively.

(3)  A portion of the management fee may be paid by American Century  Investment
     Management, Inc. (the "Manager") to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the Manager. See "Management Transfer and Administrative
     Services," page 32.

(4) Other Expenses, which includes the fees and expenses (including legal counsel fees) of those trustees who are not "interested persons" as defined in the Investment Company Act, are expected to be less than 0.01 of 1% of average net assets for the current fiscal year.

     The purpose of the above table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the Funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

     NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions, or 12b-1 fees. The Investor Class is currently the only class of shares offered by the Funds.

AVERAGE WEIGHTED MATURITY

On page 14, in the subsubsection "Portfolio Investment Quality and Maturity Guidelines--Money Market Funds," item (2) is deleted and replaced with the following:

(2) Maintains a dollar-weighted average maturity of 90 days or less; and

RULE 144A SECURITIES

On page 18, the last sentence of the paragraph appearing before the heading "Cash Management" is deleted and the following additional paragraph is added:

     No Fund may invest more than 15% (10% for the Money Market Funds) of its net assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of Fund shares).

INVESTMENT MANAGEMENT

On page 31, the first paragraph in the subsection "Investment Management" is deleted and replaced with the following:

     The Funds are series of the American Century Municipal Trust (the "Trust"). Under the laws of the Commonwealth of Massachusetts, the Board of Trustees is responsible for managing the business and affairs of the Trust. Acting pursuant to an investment management agreement entered into with the Funds, American Century Investment Management, Inc. serves as the investment manager of the Funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The Manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

On page 31, the third full paragraph is deleted, and the last paragraph before the subsection heading "Code of Ethics" is deleted and replaced with the following:

     The activities of the Manager are subject only to directions of the Funds' Board of Trustees. The Manager pays all the expenses of the Funds except brokerage, taxes, portfolio insurance, interest, fees and expense of the non-interested person directors (including counsel fees) and extraordinary expenses.

     For the services provided to the Funds, the Manager receives a monthly fee based on a percentage of the average net assets of the Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in a Fund's investment category which are managed by the Manager (the "Investment Category Fee"). There are three investment categories: Money Market Funds, Bond Funds and Equity Funds. Second, a separate fee rate schedule is applied to the assets of all of the mutual funds managed by the Manager (the "Complex Fee"). The
Investment  Category  Fee and the  Complex Fee are then added to  determine  the unified management fee payable by the Fund to the Manager. Currently, the Investment Category Fee for each of the Funds is an annual rate of the average net assets of the Fund as follows: Florida Municipal Money Market and Tax-Free Money Market, 0.20%; and Arizona Intermediate-Term Municipal, Florida Intermediate-Term Municipal, Intermediate-Term Tax-Free and Long-Term Tax-Free, 0.22%. The Complex Fee is currently an annual rate of 0.30% of the average net assets of a Fund. Further information about the calculation of the annual management fee is contained in the Statement of Additional Information.

     On the first business day of each month, the Funds pay a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for a Fund by the aggregate average daily closing value of a Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

TRANSFER AND ADMINISTRATIVE SERVICES

On page 32, the first paragraph under the heading "Transfer and Administrative Services" is deleted and replaced with the following:

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the Funds. It provides facilities, equipment and personnel to the Funds and is paid for such services by the Manager.

EXPENSES

On page 32, the subsection called "Expenses" is deleted.

                         P.O. Box 419200               [american century logo]
                         Kansas City, Missouri              American
                         64141-6200                        Century(sm)
                         1-800-345-2021 or 816-531-5575

SH-SPL-9364 9708

                       STATEMENT OF ADDITIONAL INFORMATION

                             [american century logo]
                                    American
                                   Century(sm)

                                SEPTEMBER 3, 1996
                             REVISED AUGUST 1, 1997

                                     BENHAM
                                    GROUP(R)

                       Arizona Intermediate-Term Municipal
                         Florida Municipal Money Market
                       Florida Intermediate-Term Municipal
                              Tax-Free Money Market
                           Intermediate-Term Tax-Free
                              Limited-Term Tax-Free
                               Long-Term Tax-Free

[front cover]


                      STATEMENT OF ADDITIONAL INFORMATION
                               SEPTEMBER 3, 1996
                             REVISED AUGUST 1, 1997

                        AMERICAN CENTURY MUNICIPAL TRUST

This Statement is not a prospectus but should be read in conjunction with the Funds' current Prospectuses dated September 3, 1996, revised January 1, 1997 (except for Limited-Term Tax-Free, which is dated May 31, 1997). The Funds' annual reports for the fiscal year ended May 31, 1996 (except for Limited-Term Tax-Free, whose annual report is dated October 31, 1996), is incorporated herein by reference. Please retain this document for future reference. To obtain the Prospectuses, call American Century Investments toll-free at 1-800-345-2021 (international calls: 816-531-5575), or write P.O. Box 419200, Kansas City, Missouri 64141-6200.

TABLE OF CONTENTS

Investment Policies and Techniques.............................................2
Investment Restrictions.......................................................10
Portfolio Transactions........................................................11
Valuation of Portfolio Securities.............................................11
Performance...................................................................13
Taxes.........................................................................14
About the Trust...............................................................17
Trustees and Officers.........................................................19
Management....................................................................20
Transfer and Administrative Services..........................................23
Distribution of Fund Shares...................................................23
Additional Purchase and Redemption Information................................23
Other Information.............................................................25

     NOTE:   Throughout   this  document,   Benham   Arizona   Intermediate-Term
Municipal Fund is referred to as the "Arizona Fund."

     Benham  Florida   Municipal  Money  Market  and  Benham  Florida  Municipal
Intermediate-Term Funds are referred to as the "Florida Funds."

     Benham Tax-Free Money Market and Benham Florida Municipal Money Market Funds are referred to as the "Money Market Funds." Finally, the remaining non-money market Funds are referred to as the "Variable-Price Funds."

Statement of Additional Information                                            1


INVESTMENT POLICIES AND TECHNIQUES

     The following pages provide a more detailed description of securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Trustees.

MUNICIPAL NOTES

     Municipal notes are issued by state and local governments or government entities to provide short-term capital or to meet cash flow needs.

     TAX ANTICIPATION NOTES (TANs) are issued in anticipation of seasonal tax revenues, such as ad valorem property, income, sales, use, and business taxes, and are payable from these future taxes. Tax anticipation notes usually are general obligations of the issuer. General obligations are secured by the issuer's pledge of its full faith and credit (i.e., taxing power) for the payment of principal and interest.

     REVENUE ANTICIPATION NOTES (RANs) are issued with the expectation that receipt of future revenues, such as federal revenue sharing or state aid payments, will be used to repay the notes. Typically, these notes also constitute general obligations of the issuer.

     BOND ANTICIPATION NOTES (BANs) are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for repayment of the notes.

     TAX-EXEMPT COMMERCIAL PAPER is an obligation with a stated maturity of 365 days or less issued to finance seasonal cash flow needs or to provide short-term financing in anticipation of longer-term financing.

MUNICIPAL BONDS

     Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. These securities have two principal classifications: general obligation bonds and revenue bonds.

     GENERAL OBLIGATION (GO) Bonds are issued by states, counties, cities, towns, and regional districts to fund a variety of public projects, including construction of and improvements to schools, highways, and water and sewer systems. General obligation bonds are backed by the issuer's full faith and credit based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

     REVENUE BONDS are not backed by an issuer's taxing authority; rather, interest and principal are secured by the net revenues from a project or facility. Revenue bonds are issued to finance a variety of capital projects, including construction or refurbishment of utility and waste disposal systems, highways, bridges, tunnels, air and sea port facilities, schools, and hospitals. Many revenue bond issuers provide additional security in the form of a debt service reserve fund that may be used to make payments of interest and repayments of principal on the issuer's obligations. Some revenue bond financings are further protected by a state's assurance (without obligation) that it will make up deficiencies in the debt service reserve fund.

     INDUSTRIAL DEVELOPMENT BONDS (IDBs), types of revenue bonds, are issued by or on behalf of public authorities to finance privately operated facilities. These bonds are used to finance business, manufacturing, housing, athletic, and pollution control projects as well as public facilities, such as mass transit systems, air and sea port facilities, and parking garages. Payment of interest and repayment of principal on an IDB depends solely on the ability of the facility's user to meet its financial obligations and on the pledge, if any, of the real or personal property financed. The interest earned on IDBs may be subject to the federal alternative minimum tax.

VARIABLE- AND FLOATING-RATE DEMAND OBLIGATIONS

     The Funds may buy variable- and floating-rate demand obligations (VRDOs and FRDOs). These obligations carry rights that permit holders to demand payment of the unpaid principal, plus accrued interest, from the issuers or financial intermediaries. Floating-rate instruments have interest rates that change whenever there is a change in a designated base rate; variable-rate instruments provide for a specified, periodic adjustment in the interest rate, which is typically based on an index. These formulas are designed to result in a market value for the VRDO or FRDO that approximates par value.

2                                                   American Century Investments


     The Board of Trustees has approved investments in VRDOs and FRDOs on the following conditions:

     (1) The Fund must have an unconditional right to demand the return of principal plus accrued interest from the issuer on 30 days' notice or less;

     (2) Under the direction of the Board of Trustees, American Century Investment Management, Inc. (the "Manager") must determine that the issuer will be able to make payment upon such demand, either from its own resources or through an unqualified commitment (such as a letter of credit) from a third party; and

     (3) The rate of interest payable on the VRDO or FRDO must be calculated to ensure that its market value will approximate par value on interest rate adjustment dates.

OBLIGATIONS WITH TERM PUTS ATTACHED

     Each Fund may invest in fixed-rate bonds subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Funds to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof.

     The Manager expects that the Funds will pay more for securities with puts attached than for securities without these liquidity features. The Manager may buy securities with puts attached to keep a Fund fully invested in municipal securities while maintaining sufficient portfolio liquidity to meet redemption requests or to facilitate management of the Funds' investments. To ensure that the interest on municipal securities subject to puts is tax-exempt to the Funds, the Manager limits the Funds' use of puts in accordance with applicable interpretations and rulings of the Internal Revenue Service (IRS).

     Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts normally will be determined to have a value of zero, regardless of whether any direct or indirect consideration is paid. Accordingly, puts as separate securities are not expected to affect the Funds' weighted average maturities. Where a Fund has paid for a put, the cost will be reflected as unrealized depreciation on the underlying security for the period the put is held. Any gain on the sale of the underlying security will be reduced by the cost of the put.

     There is a risk that the seller of a put will not be able to repurchase the underlying obligation when (or if) a Fund attempts to exercise the put. To minimize such risks, the Funds will purchase obligations with puts attached only from sellers deemed creditworthy by the Manager under the direction of the Board of Trustees.

TENDER OPTION BONDS

     Tender option bonds (TOBs) are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the guarantor's short-term rating and the underlying bond's long-term rating.

     There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this, the Manager monitors the credit quality of bonds underlying the Funds' TOB holdings and intends to sell or put back any TOB if the rating on its underlying bond falls below the second highest rating category designated by a nationally recognized statistical rating agency (a "rating agency").

     The Manager also takes steps to minimize the risk that a Fund may realize taxable income as a result of holding TOBs. These steps may include consideration of (a) legal opinions relating to the tax-exempt status of the underlying municipal bonds, (b) legal opinions relating to the tax ownership of the underlying bonds, and (c) other elements of the structure that could result in taxable income or other adverse tax consequences.

     After purchase, the Manager monitors factors related to the tax-exempt status of the Fund's TOB holdings in order to minimize the risk of generating taxable income.

     TOBs were created to increase the supply of high-quality, short-term tax-exempt obligations, and, thus, they are of particular interest to the Money Market Funds. However, any of the Funds may purchase these instruments.

Statement of Additional Information                                            3


WHEN-ISSUED AND FORWARD
COMMITMENT AGREEMENTS

     The Funds may engage in securities transactions on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

     When purchasing securities on a when-issued or forward commitment basis, each Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Although a Fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may nevertheless sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

     In purchasing securities on a when-issued or forward commitment basis, a Fund will establish and maintain until the settlement date a segregated account consisting of cash or appropriate liquid assets in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, the Fund will meet its obligations with available cash, through sales of securities, or, although it would not normally expect to do so, through the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

     The Funds may sell a security and at the same time make a commitment to purchase the same security at a future date and specified price. Conversely, the Funds may purchase a security and at the same time make a commitment to sell the same security at a future date and specified price. These types of transactions are executed simultaneously in what are known as "dollar-roll" or "cash-and-carry" transactions. For example, a broker-dealer may seek to purchase a particular security that the Funds own. The Funds will sell that security to the broker-dealer and simultaneously enter into a forward commitment agreement to buy it back at a future date. This type of transaction generates income for the Funds if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.

MUNICIPAL LEASE OBLIGATIONS

     Each Fund may invest in municipal lease obligations. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Funds will not hold such obligations directly as a lessor of the property but will purchase a participation interest in a municipal lease obligation from a bank or other third party.

     Municipal leases frequently carry risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states and municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sales contracts (which normally provide for title to the leased asset to pass to the government issuer) have evolved as a way for government issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt.

     Many leases and contracts include nonappropriation clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Municipal lease obligations also may be subject to abatement risk. For example, construction delays or destruction of a facility as a result of an uninsurable disaster that prevents occupancy could result in all or a portion of a lease payment not being made.

INVERSE FLOATERS (VARIABLE-PRICE FUNDS)

     An inverse floater is a type of derivative that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on an inverse floater goes down, and vice versa. Generally this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

4                                                   American Century Investments


     Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating-rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. Floaters and inverse floaters may be brought to market by a broker-dealer who purchases fixed-rate bonds and places them in a trust or by an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed-rate bonds.

     In the case of a broker-dealer structured offering (where underlying fixed-rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

     (a) Floater holders receive interest based on rates set at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

     (b) Inverse floater holders receive all of the interest that remains on the underlying bonds after floater interest and auction fees are paid.

     Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on such inverse floaters is based on a presumed coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.

     Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed-rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

     Floater holders subject to a Dutch Auction procedure generally do not have the right to "put back" their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures; during which time, interest on the floater is capped at a predetermined rate.

     The secondary market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed-rate bonds because of the way interest payments are determined. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

RESTRICTED SECURITIES

     The Funds may buy securities that are subject to restrictions on resale. These securities will be deemed illiquid unless (a) the Board of Trustees establishes guidelines for determining the liquidity of restricted securities and (b) the securities (on a case by case basis) are determined to be liquid in accordance with Board-approved guidelines.

SHORT-TERM INVESTMENTS (VARIABLE-PRICE FUNDS)

     Under certain circumstances, the Variable-Price Funds may invest in short-term municipal or U.S. government securities, including money market instruments (short-term securities). Except as otherwise required for temporary defensive purposes, the Manager does not expect the Funds' investments in short-term securities to exceed 35% of total assets. If a Fund invests in U.S. government securities, a portion of dividends paid to shareholders will be taxable at the federal level, and may be taxable at the state level, as ordinary income. The Manager intends to minimize such investments, however, and may allow the Funds to hold cash to avoid generating taxable dividends when suitable short-term municipal securities are unavailable.

     Pursuant to an exemptive order that the Manager received from the Securities and Exchange Commission (SEC), for liquidity purposes each Variable-Price Fund may invest up to 5% of its total assets in shares of a money market fund advised by the Manager, provided that the investment is consistent with the Fund's investment policies and restrictions.

CONCENTRATION OF ASSETS IN OBLIGATIONS ISSUED
TO FINANCE SIMILAR PROJECTS OR FACILITIES

     From time to time, a significant portion of a Fund's assets may be invested in municipal obligations related to the extent that economic, business, or political developments affecting one of these obligations could affect the other obligations in a similar manner.

Statement of Additional Information                                            5


For example, if a Fund invested a significant portion of its assets in utility bonds and a state or federal government agency or legislative body promulgated or enacted new environmental protection requirements for utility providers, projects financed by utility bonds that a Fund holds could suffer as a class. Additional financing might be required to comply with the new environmental requirements, and outstanding debt might be downgraded in the interim. Among other factors that could negatively affect bonds issued to finance similar types of projects are state and federal legislation regarding financing for municipal projects, pending court decisions relating to the validity of or the means of financing municipal projects, material or manpower shortages, and declining demand for the projects or facilities financed by the municipal bonds.

FUTURES AND OPTIONS (VARIABLE-PRICE FUNDS)

     Each Variable-Price Fund may enter into futures contracts, options, or options on futures contracts. Some futures and options strategies, such as selling futures, buying puts, and writing calls, hedge a Fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts, and buying calls, tend to increase market exposure. The Funds do not use futures and options transactions for speculative purposes.

     Although other techniques may be used to control a Fund's exposure to market fluctuations, the use of futures contracts can be a more effective means of hedging this exposure. While a Fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     Futures Contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency. A Fund may engage in futures and options transactions based on securities indexes, such as the Bond Buyer Index of Municipal Bonds, that are consistent with that Fund's investment objectives. A Fund may also engage in futures and options transactions based on specific securities, such as U.S. Treasury bonds or notes.

     Bond Buyer Municipal Bond Index futures contracts differ from traditional futures contracts in that when delivery takes place, no bonds change hands. Instead, these contracts settle in cash at the spot market value of the Municipal Bond Index. Although other types of futures contracts, by their terms, call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

     To initiate and maintain an open position in a futures contract, a Fund would be required to make a good-faith margin deposit in cash or government securities with a broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums.

     Once a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay additional "variation" margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the broker for as long as the contract remains open and do not constitute margin transactions for purposes of a Fund's investment restrictions.

     RISKS RELATED TO FUTURES AND OPTIONS TRANSACTIONS. Futures and options prices can be volatile, and trading in these markets involves certain risks. If the Manager applies a hedge at an inappropriate time or judges interest rate trends incorrectly, futures and options strategies may lower a Fund's return. A Fund could also suffer losses if the prices of its futures and options positions were poorly

6                                                   American Century Investments


correlated with its other investments, or if it were unable to close out its position because of an illiquid secondary market.

     Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it might not be possible to close a futures position when the Manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund would be required to continue making daily cash payments to maintain its required margin. If the Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the Manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments underlying the futures contracts it holds. The Manager will seek to minimize these risks by limiting the contracts it enters into on behalf of the Funds to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

     A Fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments or if securities underlying futures contracts purchased by the Fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which the Fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. The Fund could also lose margin payments it has deposited with a margin broker if, for example, the broker becomes bankrupt.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     OPTIONS ON FUTURES. By purchasing an option on a futures contract, a Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed "strike" price. A Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a Fund to make margin payments unless the option is exercised.

     Although they do not currently intend to do so, the Funds may write (or sell) call options that obligate them to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, a Fund would give up some ability to participate in a price increase on the underlying security. If a Fund engages in options transactions, it would own the futures contract at the time a call was written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS. Each Variable-Price Fund may enter into futures contracts, options, or options on futures contracts, provided that such obligations represent no more than 20% of the Fund's net assets. Under the Commodity Exchange Act, a fund may enter into futures and options transaction (a) for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums or (b) for other than hedging purposes, provided that assets committed to initial margin and option premiums do not exceed 5% of the fund's net assets. To the extent required by law, each Fund will set aside cash or appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options.

     The Funds intend to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than

Statement of Additional Information                                            7


30% of a Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit the Funds' investments in such instruments.

OTHER INVESTMENT COMPANIES

     Each Fund may invest in securities issued by open and closed-end investment companies advised by the Manager which are consistent with its investment objective and policies. Under the Investment Company Act of 1940 (the "Investment Company Act"), the Fund's investment in such securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company, (b) 5% of the Fund's net assets with respect to any one investment company and (c) 10% of the Fund's net assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other that the customary brokers' commissions. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the management fee that each Fund bears directly in connection with its own operations.

SPECIAL CONSIDERATIONS REGARDING
ARIZONA MUNICIPAL SECURITIES

     As briefly discussed in the Prospectus, the Arizona Fund is susceptible to political, economic, and regulatory events that affect issuers of Arizona municipal obligations. The following information about risk factors is provided in view of the Arizona Fund's policy of concentrating its assets in Arizona municipal securities. This information is based on certain official statements of the state of Arizona published in connection with the issuance of specific Arizona municipal securities as well as from other publicly available sources. It does not constitute a complete description of the risk associated with investing in securities of these issuers. While BMC has not independently verified the information contained in the official statements, it has no reason to believe the information is inaccurate.

     Located in the country's sunbelt, Arizona has been, and is projected to continue to be, one of the faster growing areas in the United States. Over the last several decades, the state has outpaced most other regions of the country in population and personal income growth, gross state product, and job creation.

     Geographically, Arizona is the nation's sixth largest state in terms of area. It is divided into three distinct topographic regions: the northern third which is high plateau country traversed by deep canyons, such as Grand Canyon National Park; central Arizona which is rugged, mountainous, and heavily forested; and the southern third which encompasses desert areas and flat, fertile agricultural lands in valleys between mountains rich in mineral deposits. These topographic areas all have different climates, which have distinctively influenced development in each region. Land ownership is vested largely in the federal and state governments: 32% is owned by the federal government, 28% is held as Federal Trust Land (Indian), 17% is in private ownership, and 13% is held by the state, leaving approximately 10% held in other categories.

     Over the last twenty-five years, the state's emphasis on the mining and agricultural employment sectors has diminished, and significant job growth has occurred in the areas of aerospace and high technology, construction, finance, insurance, and real estate. Arizona's economy has continued to grow in recent years, although at a slower rate of growth than was experienced in earlier periods.

     Under its constitution, the state of Arizona is not permitted to issue general obligation bonds secured by the full faith and credit of the state. However, certain agencies and instrumentalities of the state are authorized to issue bonds secured by revenues from specific projects and activities, and the state and local governmental units may enter into lease transactions. The particular source of payments and security for an Arizona municipal obligation is detailed in the instruments themselves and in related offering materials.

     The state and local governmental units are subject to limitations imposed by Arizona law with respect to ad valorem taxation, bonded indebtedness, the amount of annual increases in taxes, and other matters. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations. There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that may

8                                                   American Century Investments


be levied without voter approval. If such a proposal were enacted, there might be an adverse impact on state or local government financing.

     Arizona is required by law to maintain a balanced budget. In the past, the state has used a combination of spending reductions and tax increases to avoid potential budgetary shortfalls and may be required to do so again in the future.

SPECIAL CONSIDERATIONS REGARDING
FLORIDA MUNICIPAL SECURITIES

     As briefly discussed in the Prospectus, the Florida Funds are susceptible to political, economic, and regulatory events that affect issuers of Florida municipal obligations. The following information about risk factors is provided in view of the Florida Funds' policies of concentrating their assets in Florida municipal securities. This information is based on independent municipal credit reports relating to securities offerings of Florida issuers and other publicly available sources. It does not constitute a complete description of the risk associated with investing in securities of these issuers. While BMC has not independently verified this information, it has no reason to believe the information is inaccurate.

     Because the Florida Funds invest primarily in Florida municipal securities, they will be affected by political and economic conditions and developments within the state of Florida. In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower whenever the economy is strong, growing and diversified, financial operations are sound, and the debt burden is reasonable.

     The state of Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. The management of rapid growth has been the major challenge facing state and local governments. Florida's population has grown rapidly and is now the fourth largest state; this growth is expected to continue, but at reduced rates. The retiree component is expected to continue to be a major factor. As this growth continues, particularly within the retirement population, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the state's budget balancing efforts.

     In recent years, the Florida economy has been transforming from a narrow base of agriculture and seasonal tourism into a service and trade economy, with substantial insurance, banking, and export participation as well as greater year-round attraction. The outlook for the Florida economy is continued expansion fueled by population growth but at a slower rate than that of the 1980s.

     Debt levels in the state of Florida are moderate to high, reflecting the tremendous capital demands associated with rapid population growth. Florida is unusual among states in that all general obligation full faith and credit debt issues of municipalities must be approved by public referendum and are, therefore, relatively rare. Most debt instruments issued by local municipalities and authorities have a narrower pledge of security, such as a sales tax stream, special assessment revenue, user fees, utility taxes, or fuel taxes. Credit quality of such debt instruments tends to be somewhat lower than that of general obligation debt. The state of Florida issues general obligation debt for a variety of purposes; however, the state constitution requires a specific revenue stream to be pledged to state general obligation bonds as well.

     The state of Florida is heavily dependent upon sales tax, which makes the state's general fund vulnerable to recession and presents difficulties in expanding the tax base in an economy increasingly geared to services. This dependence upon sales tax, combined with economic recession, has resulted in budgetary shortfalls in the past; Florida has reacted to preserve an adequate financial position primarily through expenditure reductions. State officials, however, still face tremendous capital and operating pressures due to the growth that will continue to strain the state's narrow revenue base. Future budgets may require a wider revenue base to meet such demands; the most likely candidate for such revenue enhancement is a tax on consumer services. The creation of a Florida personal income tax is a remote possibility because it would require an amendment to the state's constitution. However, there can be no assurance that a personal income tax will not be implemented in the

Statement of Additional Information                                            9


future if such a tax were to be imposed, there is no assurance that interest earned on Florida municipal obligations would be exempt from this tax.

INVESTMENT RESTRICTIONS

     The Funds' investment restrictions are set forth below. These investment restrictions are fundamental and may not be changed without approval of "a majority of the outstanding votes of shareholders" of a Fund, as determined in accordance with the Investment Company Act.

     AS A FUNDAMENTAL POLICY, EACH FUND SHALL NOT:

     1) issue senior securities, except as permitted under the Investment Company Act of 1940.

     2) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

     3) lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

     4) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the Fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

     5) concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

     6) act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

     7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

     In addition, the Funds are subject to the following additional investment restrictions which are not fundamental and may be changed by the Board of Trustees.

     AS AN OPERATING POLICY, EACH FUND:

     a) [Arizona and Florida Funds only] to meet federal tax requirements for qualification as a "regulated investment company," limits its investment so that at the close of each quarter of its taxable year: (i) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (ii) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (i) and (ii) do not apply to "Government securities" as defined for federal tax purposes. Each Fund does not, with respect to 75% of its total assets, currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result thereof, the Fund would own more than 10% or the outstanding voting securities of such issuer.

     b) shall not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the Fund.

     c) [Money Market Funds only] shall not purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

     d) shall not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets (10% for the Money Market Funds) would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

10                                                  American Century Investments


     e) shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transaction in futures contracts and options are not deemed to constitute selling securities short.

     f) shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     For purposes of the investment restriction (5), relating to concentration, a Fund shall not purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

     Unless otherwise indicated, with the exception of the percentage limitation on borrowing, percentage limitations included in the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

     For purposes of the Funds' investment restrictions, the party identified as the "issuer" of a municipal security depends on the form and conditions of the security. When the assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed the sole issuer. Similarly, in the case of an IDB, if the bond is backed only by the assets and revenues of a nongovernmental user, the nongovernmental user would be deemed the sole issuer. If, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security and would be treated as an issue of the guaranteeing entity.

PORTFOLIO TRANSACTIONS

     Each Fund's assets are invested by the Manager in a manner consistent with the Fund's investment objectives, policies, and restrictions, and with any instructions the Board of Trustees may issue from time to time. Within this framework, the Manager is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Funds.

     In placing orders for the purchase and sale of portfolio securities, the Manager will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Trustees may issue from time to time. The Manager will select broker-dealers to execute portfolio transactions on behalf of the Funds solely on the basis of best price and execution.

     The portfolio turnover rates for each of the Variable-Price Funds appear in the Financial Highlights appearing in the Prospectuses. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, the Manager carefully weighs the potential benefits of short-term investing against these considerations.

VALUATION OF PORTFOLIO SECURITIES

     Each Fund's net asset value per share ("NAV") is calculated as of the close of business of the New York Stock Exchange (the "Exchange") usually at 3 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1997: New Year's Day (observed), Martin Luther King Jr. Day, Presidents' Day, Good

Statement of Additional Information                                           11


Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas (observed). Although the Funds expect the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

     Each Fund's share price is calculated by adding the value of all portfolio securities and other assets, deducting liabilities, and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.

     MONEY MARKET FUNDS. Securities held by the Money Market Funds are valued at amortized cost. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase. Although this method provides certainty in valuation, it generally disregards the effect of fluctuating interest rates on an instrument's market value. Consequently, the instrument's amortized cost value may be higher or lower than its market value, and this discrepancy may be reflected in the Fund's yield. During periods of declining interest rates, for example, the daily yield on Fund shares computed as described above may be higher than that of a fund with identical investments priced at market value. The converse would apply in a period of rising interest rates.

     The amortized cost valuation method is permitted in accordance with Rule 2a-7 under the Investment Company Act. Under the Rule, a fund holding itself out as a money market fund must adhere to certain quality and maturity criteria which are described in the Prospectus.

     Each Money Market Fund operates pursuant to Investment Company Act Rule 2a-7, which permits valuation of portfolio securities on the basis of amortized cost. As required by the Rule, the Board of Trustees has adopted procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. While the day-to-day operation of each Fund has been delegated to the Manager, the quality requirements established by the procedures limit investments to certain instruments that the Board of Trustees has determined present minimal credit risks and that have been rated in one of the two highest rating categories as determined by a rating agency or, in the case of an unrated security, of comparable quality. The procedures require review of each Fund's portfolio holdings at such intervals as are reasonable in light of current market conditions to determine whether the Fund's net asset value calculated by using available market quotations deviates from the per-share value based on amortized cost. The procedures also prescribe the action to be taken if such deviation should occur.

     VARIABLE-PRICE FUNDS. Most securities held by the Variable-Price Funds are priced by an independent pricing service, provided that such prices are believed by the Manager to reflect the fair market value of portfolio securities. Because there are hundreds of thousands of municipal issues outstanding, and the majority of them do not trade daily, the prices provided by pricing services are generally determined without regard to bid or last sale prices. In valuing securities, the pricing services take into account institutional trading activity, trading in similar groups of securities, and any developments related to specific securities. The methods used by the pricing service and the valuations so established are reviewed by the Manager under the general supervision of the Board of Trustees. There are a number of pricing services available, and the Manager, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

     Securities not priced by a pricing service are valued at the mean between the most recently quoted bid and asked prices provided by broker-dealers. The municipal bond market is typically a "dealer market"; that is, dealers buy and sell bonds for their own accounts rather than for customers. As a result, the spread, or difference between bid and asked prices, for certain municipal bonds may differ substantially among broker-dealers.

     Securities maturing within 60 days of the valuation date may be valued at amortized cost, which is plus or minus any amortized discount or premium, unless the Trustees determine that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith at their fair market value using methods approved by the Board of Trustees.

12                                                  American Century Investments


PERFORMANCE

     The Funds may quote performance in various ways. Historical performance information will be used in advertising and sales literature and is not indicative of future results. A Fund's share price, yield, and return will vary with changing market conditions.

     For the MONEY MARKET FUNDS, yield quotations are based on the change in the value of a hypothetical investment (excluding realized gains and losses from the sale of securities and unrealized appreciation and depreciation of securities) over a seven-day period (base period) and stated as a percentage of the investment at the start of the base period (base-period return). The base-period return is then annualized by multiplying it by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

     Calculations of effective yield begin with the same base-period return used to calculate yield, but the return is then annualized to reflect weekly compounding according to the following formula:

     Effective Yield = [(Base-Period Return + 1)365/7] - 1

     The Money Market Funds' yields and effective yields for the seven-day period ended November 30, 1996 are listed in the following table:

                                   7-Day Yield        7-Day Effective Yield
-----------------------------------------------------------------------------
Tax-Free Money Market                 2.96%                   3.01%
Florida Municipal Money Market        3.60%                   3.67%
-----------------------------------------------------------------------------

     For the VARIABLE-PRICE FUNDS, yield quotations are based on the investment income per share earned during a given 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing a Fund's net investment income by its share price on the last day of the period, according to the following formula:

     YIELD = 2 [(a - b + 1)6 - 1]
                -------
                  cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     The Variable-Price Funds' yields for the 30-day period ended November 30, 1996 are listed in the following table:

                                                      30-Day Yield
-----------------------------------------------------------------------------
Arizona Fund                                                 3.97%
Florida Intermediate-Term                                    4.04%
Intermediate-Term Tax-Free                                   4.08%
Limited-Term Tax-Free*                                       3.69%
Long-Term Tax-Free                                           4.70%
-----------------------------------------------------------------------------
*period ended October 31, 1996

     Total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's NAV during the period.

     Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual total return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time but changes from year-to-year and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

     The Limited-Term Fund's average annual total returns for the one-year and life-of-fund period ended October 31, 1996 are 4.26% and 4.23%, respectively. The inception date of the Limited-Term Fund is March 1, 1993.

     The remaining Funds' average annual total returns for the one-year, five-year, ten-year and life-of-fund periods ended November 30, 1996, are indicated in the following table.

Statement of Additional Information                                           13


Fund                        One Year     Five Year     Ten Year   Life of Fund
-----------------------------------------------------------------------------
Arizona Intermediate-Term1    4.91%         N/A           N/A         6.95%
Florida Money Market1         3.69%         N/A           N/A         3.73%
Florida Intermediate-Term1    4.61%         N/A           N/A         6.66%
Tax-Free Money Market2        3.00%        2.62%         3.80%        4.05%
Intermediate-Term Tax-Free2   4.93%        6.51%         6.48%        7.07%
Long-Term Tax-Free2           4.62%        7.94%         6.82%        8.88%
-----------------------------------------------------------------------------
1Commencement of Operations April 11, 1994.
2Commencement of Operations July 31, 1984.

     In addition to average annual total returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to total return. Performance information may be quoted numerically or in a table, graph, or similar illustration.

     Each Fund may also quote tax-equivalent yields, which show the taxable yields an investor would have to earn before taxes to equal the Fund's tax-free yields. As a prospective investor in the Funds, you should determine whether your tax-equivalent yield is likely to be higher with a taxable or with a tax-exempt Fund. To determine this, you may use the formula depicted below.

     You can calculate your tax-equivalent yield for a Fund (taking into account only federal income taxes and not any applicable state taxes) using the following equation:

        Fund's Tax-Free Yield       Your Tax-
     -------------------------- =  Equivalent
       100% - Federal Tax Rate        Yield

     The Funds' performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike American Century family of funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source:
Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Funds may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

     The Funds' shares are sold without a sales charge (or "load"). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies.

TAXES

FEDERAL INCOME TAX

     Each Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, the Funds will not incur federal or state income taxes on its net investment income and on net realized capital gains to the extent distributed as dividends to shareholders.

     It is intended that each Fund's assets will be sufficiently invested in municipal securities to qualify to

14                                                  American Century Investments


pay "exempt-interest dividends" (as defined in the Code) to shareholders. A Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of municipal securities. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for purposes of the regular federal income tax. The percentage of income that is tax-exempt is applied uniformly to all distributions made during each calendar year. This percentage may differ from the actual percentage of tax-exempt income received during any particular month.

     Each Fund will determine periodically which distributions will be designated as exempt-interest dividends. If a Fund earns income which is not eligible to be designated as exempt-interest dividends, the Fund, nonetheless, intends to distribute such income. Such distributions will be subject to federal, state, and local taxes, as applicable, in the hands of shareholders.

     Distributions of net investment income received by a Fund from investment in debt securities other than municipal securities and any net realized short-term capital gains distributed by the Fund will be taxable to shareholders as ordinary income. Because the Funds' investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations.

     The timing of your investment could have undesirable tax consequences. If you open an account or buy shares for your account before the day a dividend or distribution is declared, you may receive a portion of your investment back as taxable income if that dividend or distribution is not an exempt-interest dividend.

     Under the Code, any distribution from a fund's net realized long-term capital gains is taxable to shareholders as a long-term capital gain, regardless of the length of time shares have been held.

     The Funds intend to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of a Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit the investments in such instruments.

     Upon the sale or exchange of a Fund's shares, a shareholder generally will realize a taxable gain or loss depending upon his/her basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term if the shareholder's holding period for the shares is more than one year and, generally, will otherwise be short-term.

     Any loss realized from a disposition of Fund shares held for six months or less will be disallowed to the extent that dividends from the Fund have been designated as exempt-interest dividends. Any loss realized on a sale or exchange of Fund shares also will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Interest on certain types of industrial development bonds is subject to federal income tax when received by "substantial users" or persons related to substantial users as defined in the Code. The term "substantial user" includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of industrial development bonds. The Funds may invest periodically in industrial development bonds and, therefore, may not be appropriate investments for entities that are substantial users of facilities financed by industrial development bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless

Statement of Additional Information                                           15


he/she or his/her immediate family (spouse, brothers, sisters, and lineal descendants) owns directly or indirectly in aggregate more than 50% of the equity value of the substantial user.

     Certain options, futures contracts, and forward contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60-40). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, in some cases, for purposes of the 4% excise tax, on October 31st of each year) are marked to market with the result that unrealized gains or losses are treated as though they were realized.

     The hedging transactions undertaken by the Funds may result in straddles for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gains realized by the Funds, which are taxed as ordinary income when distributed to shareholders.

     Each Fund may make one or more of the elections available under the Code that are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or as a long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. The Funds, the investment manager, and the Funds' counsel do not review the proceedings relating to the issuance of state or municipal securities on the basis of bond counsel opinions.

     From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Funds and the Funds' NAVs would be adversely affected. Under these circumstances, the Board of Trustees would re-evaluate the Funds' investment objectives and policies and would consider either changes in the structure of the Trust or its dissolution.

     The information above is only a summary of some of the tax considerations affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences. To determine whether a Fund is a suitable investment based on his or her situation, a prospective investor may wish to consult a tax advisor.

ALTERNATIVE MINIMUM TAX

     While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while tax-exempt for regular federal income tax purposes, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

     All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the alternative minimum tax because these distributions are included in the corporation's adjusted current earnings.

16                                                  American Century Investments


     The Trust will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

STATE AND LOCAL TAXES (ARIZONA FUND)

     Under a ruling by the Arizona Department of Revenue, shareholders who are otherwise subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Fund to the extent that such dividends are attributable to either (a) obligations of the State of Arizona or its political subdivisions thereof or (b) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the Arizona Fund that are attributable to interest payments on direct obligations of the United States government will not be subject to Arizona income tax so long as the Arizona Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Arizona Fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax.

     The Arizona Fund's dividends may not qualify for exemption under income or other tax laws of state or local taxing authorities outside of Arizona. Shareholders should consult their tax advisors or state or local tax authorities about the status of distributions from the Arizona Fund in this regard.

     The information above is only a summary of some of the tax considerations affecting the Arizona Fund and its shareholders. No attempt has been made to discuss individual tax consequences. To determine whether the Arizona Fund is a suitable investment based on his or her tax situation, a prospective shareholder may wish to consult a tax advisor.

STATE AND LOCAL TAXES (FLORIDA FUNDS)

     Dividends and distributions paid by the Florida Funds to individuals who are Florida residents will not be subject to personal income taxation by Florida because Florida does not have a personal income tax. Corporate shareholders that are subject to the Florida corporate income tax should consult with their tax advisor regarding the application of the Florida corporate income tax to dividends and distributions paid by the Florida Funds.

     The Florida Funds may apply for rulings from the Florida Department of Revenue (FDR) to the effect that shares of a Florida Fund will be exempt from the Florida intangibles tax each year if the Florida Fund's portfolio of investments on January 1st of that year consists of investments exempt from the Florida intangibles tax. Investments exempt from the Florida intangibles tax include, but are not limited to, (a) notes, bonds and other obligations issued by the state of Florida or its municipalities, counties, and other taxing districts and (b) notes, bonds, and other obligations issued by the U.S. government and its agencies. Obligations issued by the government of Puerto Rico are also exempt if permitted by ruling. If the Florida Fund's portfolio of investments on January 1st of each year includes investments that are not exempt from the Florida intangibles tax, the Florida Fund's shares could be wholly or partially subject to the Florida intangibles tax. The Florida Funds intend that on January 1st of each year, each Florida Fund's portfolio of investments will consist solely of investments exempt from the Florida intangibles tax.

     The Florida Funds' dividends may not qualify for exemption under income or other tax laws of state or local taxing authorities outside of Florida. Shareholders should consult their tax advisors or state or local tax authorities about the status of distributions from the Florida Funds in this regard.

     The information above is only a summary of some of the tax considerations affecting the Florida Funds and their shareholders. No attempt has been made to discuss individual tax consequences. To determine whether the Florida Funds are a suitable investment based on his or her tax situation, a prospective investor may wish to consult a tax advisor.

ABOUT THE TRUST

     American Century Municipal Trust (the "Trust") is a registered, open-end management investment company that was organized as a Massachusetts business trust on May 1, 1984 (the Trust was formerly known as "Benham Municipal Trust" and "Benham National Tax-Free Trust"). Currently, there are seven series of the Trust which are: American Century-Benham Arizona Intermediate-Term Municipal Fund (formerly known as "Benham Arizona Municipal Intermediate-Term Fund"), American Century-Benham Florida Municipal Money Market Fund (formerly "Benham Florida Municipal Money Market Fund"), American

Statement of Additional Information                                           17


Century-Benham Florida Intermediate-Term Municipal Fund (formerly known as "Benham Florida Municipal Intermediate-Term" Fund), American Century-Benham
Tax-Free Money Market Fund (formerly known as "Benham National Tax-Free Money Market Fund"), American Century-Benham Intermediate-Term Tax-Free Fund (formerly known as "Benham National Tax-Free Intermediate-Term Fund"), American Century-Benham Limited-Term Tax-Free Fund and American Century-Benham Long-Term Tax-Free Fund (formerly known as "Benham National Tax-Free Long-Term Fund"). The Board of Trustees may create additional series from time to time.

     The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in series (funds). Shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights.

     Each series votes separately on matters affecting that series exclusively. Voting rights are not cumulative, so that investors holding more than 50% of the Trust's (i.e., all series') outstanding shares may elect a Board of Trustees. The Trust instituted dollar-based voting, meaning that the number of votes you are entitled to is based upon the dollar amount of your investment. The election of Trustees is determined by the votes received from all Trust shareholders without regard to whether a majority of shareholders of any one series voted in favor of a particular nominee or all nominees as a group. Each shareholder has equal rights to dividends and distributions declared by the Fund and to the net assets of such Fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the Fund. Shares of each series have equal voting rights, although each series votes separately on matters affecting that series exclusively.

     Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity, bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

     CUSTODIAN BANKS: Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, New York 11245 and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64106 serve as custodians of the Trust's assets. Services provided by the custodian banks include (a) settling portfolio purchases and sales, (b) reporting failed trades, (c) identifying and collecting portfolio income, and (d) providing safekeeping of securities. The custodian takes no part in determining a Fund's investment policies or in determining which securities are sold or purchased by the Fund.

     INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 1000 Walnut, Suite 1600, Kansas City, Missouri 64106, serve as the Trust's independent auditors for the Funds (except Limited-Term Tax-Free) and audits the annual financial statements.

     Baird, Kurtz & Dobson, 1100 Main Street, Kansas City, Missouri 64105, serves as independent accountants for Limited-Term Tax-Free, providing services including (1) audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax return filed for the Fund.

     For the current fiscal year, which started on June 1, 1997, the Trustees of the Fund have selected Coopers & Lybrand LLP to serve as independent auditors of the Funds. The address of Coopers & Lybrand LLP is City Center Square, 1100 Main Street, Suite 900, Kansas City, Missouri 64105-2140.

18                                                  American Century Investments


TRUSTEES AND OFFICERS

     The Trust's activities are overseen by a Board of Trustees, including six independent Trustees. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Trust (as defined in the Investment Company Act) by virtue of, among other considerations, their affiliation with either the Trust; the Trust's Manager, American Century Investment Management, Inc. (ACIM); the Trust's agent for transfer and administrative services, American Century Services Corporation (ACS); the Trust's distribution agent, American Century Investment Services, Inc. (ACIS); their parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; or other funds advised by the Manager. Each Trustee listed below serves as Trustee or Director of other funds advised by the Manager. Unless otherwise noted, a date in parentheses indicates the date the Trustee or officer began his or her service in a particular capacity. The Trustees' and officers' address, with the exception of Mr. Stowers III and Ms. Roepke, is 1665 Charleston Road, Mountain View, California 94043. The address of Mr. Stowers III and Ms. Roepke is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

TRUSTEES

     *JAMES M. BENHAM, Chairman of the Board of Trustees (1985), President and Chief Executive Officer (1996). Mr. Benham is also President and Chairman of the Board of the Manager (1971), and a member of the Board of Governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

     ALBERT A. EISENSTAT, independent Trustee (1995). Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

     RONALD J. GILSON, independent Trustee (1995); Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law (1992); counsel to Marron, Reid & Sheehy (a San Francisco law firm, 1984).

     MYRON S. SCHOLES, independent Trustee (1985). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983) and a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

     KENNETH E. SCOTT, independent Trustee (1985). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Funds, Inc. (1994).

     ISAAC STEIN, independent Trustee (1992). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

     *JAMES E. STOWERS III, Trustee (1995). Mr. Stowers III is Chief Executive Officer and Director of ACC; President, Chief Executive Officer and Director of ACS and ACIS.

     JEANNE D. WOHLERS, independent Trustee (1985). Ms. Wohlers is a private investor and an independent Director and Partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).

OFFICERS

     *JAMES M. BENHAM, President and Chief Executive Officer (1996).

     *WILLIAM M. LYONS, Executive Vice President (1996); President, Chief Operating Officer and General Counsel of ACC; Executive Vice President Chief Operating Officer and General Counsel of ASC and ACIS; Assistant Secretary of ACC; Secretary of ACS and ACIS.

     *DOUGLAS A. PAUL, Secretary (1988), Vice President (1990), and General Counsel (1990); Secretary and Vice President of the funds advised by the Manager.

Statement of Additional Information                                           19


     *C. JEAN WADE, Controller (1996).

     *MARYANNE ROEPKE, CPA, Chief Financial Officer and Treasurer (1995); Vice President and Assistant Treasurer of ACS.

     For the fiscal year ended, October 31, 1996 the table below indicates the amounts that Limited-Term Tax-Free paid its Directors as an investment portfolio in American Century Mutual Funds, Inc., (the "corporation") a registered investment company.

                                  Aggregate          Total Compensation from
                                Compensation          the American Century
   Director                 from the corporation1       family of funds2
-----------------------------------------------------------------------------
   Thomas A. Brown               $40,880.74                  $45,000
   Robert W. Doering, MD.         38,046.00                   41,500
   Linsley L. Lundgaard           41,179.13                   45,000
   Donald H. Pratt                39,388.80                   43,333
   Lloyd T. Silver Jr.            39,388.80                   43,300
   M. Jeannine Strandjord         39,388.80                   42,500
   John M. Urie3                  41,179.13                   37,167
   Del Hock3                          0                       7,500
-----------------------------------------------------------------------------
1  Includes  compensation  actually paid by American Century Mutual Funds,  Inc.
 during the fiscal year ended October 31, 1996.

2Includes compensation paid by the fifteen investment company members of the American Century family of funds for the calendar year ended December 31, 1996.

3Del Hock replaced Jack Urie as an independent director effective October 31, 1996.

     The table on the next page summarizes the compensation that the Trustees of the Funds (with the exception of Limited-Term Tax-Free) received for the Funds' fiscal year ended May 31, 1996, as well as the compensation received for serving as a Director or Trustee of all other funds advised by Benham Management Corporation, a predecessor to the Manager.

     As of May 5, 1997, the Trust's Officer's and Trustees, as a group, owned less than 1% of each Fund's total shares outstanding.

MANAGEMENT

     Each Fund has an investment management agreement with the Manager dated August 1, 1997. This agreement was approved by the shareholders of each of the Funds on July 30, 1997.

     For the services provided to the Funds, the Manager receives a monthly fee based on a percentage of the average net assets of the Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds of its investment category managed by the Manager (the "Investment Category Fee"). For example, when calculating the fee for a Money Market Fund, all of the assets of the money market funds managed by the Manager are aggregated. The three investment categories are Money Market Funds, Bond Funds and Equity Funds. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the Manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the Fund to the Manager.

     The schedules by which the Investment Category Fee are determined are as follows:

                               MONEY MARKET FUNDS

Category Assets                                           Fee Rate
-----------------------------------------------------------------------------
First $1 billion                                           0.2700%
Next $1 billion                                            0.2270%
Next $3 billion                                            0.1860%
Next $5 billion                                            0.1690%
Next $15 billion                                           0.1580%
Next $25 billion                                           0.1575%
Thereafter                                                 0.1570%
-----------------------------------------------------------------------------

                      ARIZONA, FLORIDA INTERMEDIATE-TERM,
                             LIMITED-TERM TAX-FREE,
                          INTERMEDIATE-TERM TAX-FREE,
                               LONG-TERM TAX-FREE

Category Assets                                           Fee Rate
-----------------------------------------------------------------------------
First $1 billion                                           0.2800%
Next $1 billion                                            0.2280%
Next $3 billion                                            0.1980%
Next $5 billion                                            0.1780%
Next $15 billion                                           0.1650%
Next $25 billion                                           0.1630%
Thereafter                                                 0.1625%
-----------------------------------------------------------------------------

20                                                  American Century Investments

TRUSTEE COMPENSATION FOR THE FISCAL YEAR ENDED MAY 31, 1996

                               Aggregate               Pension or Retirement          Estimated             Total Compensation
   Name of                   Compensation             Benefits Accrued As Part     Annual Benefits       From The American Century
  Trustee*                  From The Fund                 of Fund Expenses         Upon Retirement           Family of Funds**
--------------------------------------------------------------------------------------------------------------------------------
Albert Eisenstat        $22 (Arizona)                      Not Applicable          Not Applicable                 $47,750
                         83 (Florida Money Market)
                         10 (Florida Intermediate)
                         78 (Money Market)
                         56 (Intermediate-Term)
                         47 (Long-Term)
--------------------------------------------------------------------------------------------------------------------------------
Ronald J. Gilson       $369 (Arizona)                      Not Applicable          Not Applicable                 $97,333
                        453 (Florida Money Market)
                        327 (Florida Intermediate)
                        473 (Money Market)
                        432 (Intermediate-Term)
                        412 (Long-Term)
--------------------------------------------------------------------------------------------------------------------------------
Myron S. Scholes       $369 (Arizona)                      Not Applicable          Not Applicable                 $69,750
                        455 (Florida Money Market)
                        327 (Florida Intermediate)
                        479 (Money Market)
                        435 (Intermediate-Term)
                        414 (Long-Term)
--------------------------------------------------------------------------------------------------------------------------------
Kenneth E. Scott       $386 (Arizona)                      Not Applicable          Not Applicable                 $78,273
                        524 (Florida Money Market)
                        336 (Florida Intermediate)
                        543 (Money Market)
                        480 (Intermediate-Term)
                        452 (Long-Term)
--------------------------------------------------------------------------------------------------------------------------------
Ezra Solomon***        $291 (Arizona)                      Not Applicable          Not Applicable                 $68,499
                        563 (Florida Money Market)
                        218 (Florida Intermediate)
                        575 (Money Market)
                        458 (Intermediate-Term)
                        414 (Long-Term)
--------------------------------------------------------------------------------------------------------------------------------
Isaac Stein            $372 (Arizona)                      Not Applicable          Not Applicable                 $71,500
                        467 (Florida Money Market)
                        329 (Florida Intermediate)
                        486 (Money Market)
                        441 (Intermediate-Term)
                        420 (Long-Term)
--------------------------------------------------------------------------------------------------------------------------------
Jeanne D. Wohlers      $376 (Arizona)                      Not Applicable          Not Applicable                 $73,750
                        484 (Florida Money Market)
                        331 (Florida Intermediate)
                        504 (Money Market)
                        453 (Intermediate-Term)
                        429 (Long-Term)
--------------------------------------------------------------------------------------------------------------------------------

*   Interested Trustees receive no compensation for their services as such.
**  Includes compensation paid by the fifteen investment company members of the American Century family of funds.
*** Retired December, 1996.

Statement of Additional Information                                           21


     The Complex Fee Schedule is as follows:

Complex Assets                                            Fee Rate
-----------------------------------------------------------------------------
First $2.5 billion                                         0.3100%
Next $7.5 billion                                          0.3000%
Next $15.0 billion                                         0.2985%
Next $25.0 billion                                         0.2970%
Next $50.0 billion                                         0.2960%
Next $100.0 billion                                        0.2950%
Next $100.0 billion                                        0.2940%
Next $200.0 billion                                        0.2930%
Next $250.0 billion                                        0.2920%
Next $500.0 billion                                        0.2910%
Thereafter                                                 0.2900%
-----------------------------------------------------------------------------

     On the first business day of each month, the Funds pay a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for a Fund by the aggregate average daily closing value of a Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

     The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (1) the Funds' Board of Trustees, or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (2) by the vote of a majority of the Trustees of the Funds who are not parties to the agreement or interested persons of the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     The management agreement provides that it may be terminated at any time without payment of any penalty by the Funds' Board of Trustees, or by a vote of a majority of the Funds' shareholders, on 60 days' written notice to the Manager, and that it shall be automatically terminated if it is assigned.

     The management agreement provides that the Manager shall not be liable to the Funds or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     The management agreement also provides that the Manager and its officers, trustees and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

     Certain investments may be appropriate for the Funds and also for other clients advised by the Manager. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investment generally. A particular security may be bought or sold for only one client or series, or in different amounts and at different times for more than one but less than all clients or series. In addition, purchases or sales of the same security may be made for two or more clients or series on the same date. Such transactions will be allocated among clients in a manner believed by the Manager to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund.

     The Manager may aggregate purchase and sale orders of the Funds with purchase and sale orders of its other clients when the Manager believes that such aggregation provides the best execution for the Funds. The Funds' Board of Trustees has approved the policy of the Manager with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the Funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The Manager will not aggregate portfolio transactions of the Funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the Funds and the terms of the management agreement. The Manager receives no additional compensation or remuneration as a result of such aggregation.

     In addition to managing the Funds, the Manager also acts as an investment advisor to 12 institutional accounts and to the following registered investment companies: American Century Mutual Funds, Inc., American Century World Mutual Funds, Inc., American Century Premium Reserves, Inc., American

22                                                  American Century Investments


Century Variable Portfolios, Inc., American Century Capital Portfolios, Inc., American Century Strategic Asset Allocations, Inc., American Century Government Income Trust, American Century Investment Trust, American Century Target Maturities Trust, American Century California Tax-Free and Municipal Funds, American Century Quantitative Equity Funds and American Century International Bond Funds.

     Prior to August 1, 1997, Benham Management Corporation served as the investment advisor to the Funds. Benham Management Corporation is, like the Manager, wholly-owned by ACC.

     Limited-Term Tax-Free paid the Manager the following management fees in 1996, $205, 918 (net of fees waived by the Manager) and no management fees were paid in 1995 and 1994 for the periods ended October 31. Investment advisory fees paid by each of the remaining Funds in the Trust to Benham Management Corporation for the fiscal periods ended May 31, 1996, 1995, and 1994 are indicated in the following table.

     Fee amounts are net of amounts reimbursed or recouped under the prior investment advisory agreement with Benham Management Corporation.

                Investment Advisory Fees (net of reimbursements)
-----------------------------------------------------------------------------
                              Fiscal           Fiscal          Fiscal
Fund                           1996             1995            1994
-----------------------------------------------------------------------------
Arizona                      $       0       $       0        $       0

Florida Money Market                 0               0                0

Florida Intermediate                 0               0                0

Tax-Free Money Market          331,599         367,683          397,311

Intermediate-Term
   Tax-Free                    262,048         234,926          275,656

Long-Term Tax-Free             197,247          65,409          218,160
-----------------------------------------------------------------------------

TRANSFER AND ADMINISTRATIVE SERVICES

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend paying agent for the Funds. It provides physical facilities, including computer hardware and software and personnel, for the day-to-day administration of the Funds and of the Manager. The Manager pays American Century Services Corporation for such services.

     Prior to August 1, 1997, the Funds paid American Century Services Corporation directly for its services as transfer agent and administrative services agent.

     Administrative service and transfer agent fees paid by each Fund (except for the Limited-Term Fund) for the fiscal years ended May 31, 1996, 1995, and 1994, are indicated in the following tables. Fee amounts are net of reimbursements in effect in the periods presented.

                              Administrative Fees
-----------------------------------------------------------------------------
                              Fiscal           Fiscal          Fiscal
Fund                           1996             1995            1994
-----------------------------------------------------------------------------
Arizona                      $      0        $       0        $       0

Florida Money Market                0                0                0

Florida Intermediate                0                0                0

Tax-Free Money Market          88,675          103,791          104,485

Intermediate-Term
   Tax-Free                    61,997           65,398           73,292

Long-Term Tax-Free             49,774           49,352           59,711
-----------------------------------------------------------------------------

                              Transfer Agent Fees
-----------------------------------------------------------------------------
                              Fiscal            Fiscal         Fiscal
Fund                           1996              1995           1994
-----------------------------------------------------------------------------
Arizona                      $      0        $       0        $       0

Florida Money Market                0                0                0

Florida Intermediate                0                0                0

Tax-Free Money Market          66,117           65,409           79,424

Intermediate-Term
   Tax-Free                    45,624           51,377           54,899

Long-Term Tax-Free             41,782           43,687           46,314
-----------------------------------------------------------------------------

DISTRIBUTION OF FUND SHARES

     The Funds' shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Funds' shares. The Funds do not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Funds' shares are continuously offered at net asset value. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

Statement of Additional Information                                           23


     American Century may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Trust or one of its series; to avoid jeopardizing a series' tax status; or whenever, in the Manager's opinion, such rejection is in the Trust's or a series' best interest.

     As of May 5, 1997, to the knowledge of the Trust, the shareholders listed in the chart below were record holders of 5% or more of the outstanding shares of the individual Funds.

FUND                                  ARIZONA FUND
-----------------------------------------------------------------------------
Shareholder Name and                  Charles Schwab & Co.
Address                               101 Montgomery Street
                                      San Francisco, CA 94101
-----------------------------------------------------------------------------
# of Shares Held                      405,548
-----------------------------------------------------------------------------
% of Total Shares
Outstanding                           16.3%
-----------------------------------------------------------------------------

FUND                                  FLORIDA MONEY MARKET
-----------------------------------------------------------------------------
Shareholder Name and                  G. Teichner
Address                               P.O. Box 369
                                      Ft. Lauderdale, FL 33302
-----------------------------------------------------------------------------
# of Shares Held                      6,326,325
-----------------------------------------------------------------------------
% of Total Shares
Outstanding                           5.5%
-----------------------------------------------------------------------------

FUND                                  FLORIDA INTERMEDIATE-TERM
-----------------------------------------------------------------------------
Shareholder Name and                  Charles Schwab & Co.
Address                               101 Montgomery Street
                                      San Francisco, CA 94104
-----------------------------------------------------------------------------
# of Shares Held                      128,975
-----------------------------------------------------------------------------
% of Total Shares
Outstanding                           12.9%
-----------------------------------------------------------------------------

FUND                                  TAX-FREE MONEY MARKET
-----------------------------------------------------------------------------
                                      Ellen Haebler Skove
Shareholder Name and                  48 Card Sound Road
Address                               Key Largo, FL 33037
-----------------------------------------------------------------------------
# of Shares Held                      5,057,311
-----------------------------------------------------------------------------
% of Total Shares
Outstanding                           6.0%
-----------------------------------------------------------------------------

FUND                                  INTERMEDIATE-TERM TAX-FREE
-----------------------------------------------------------------------------
                                      Charles Schwab & Co.
Shareholder Name and                  101 Montgomery Street
Address                               San Francisco, CA 94104
-----------------------------------------------------------------------------
# of Shares Held                      712,459
-----------------------------------------------------------------------------
% of Total Shares
Outstanding                           12.5%
-----------------------------------------------------------------------------

FUND                                  LONG-TERM TAX-FREE
-----------------------------------------------------------------------------
                                      Charles Schwab & Co.
Shareholder Name and                  101 Montgomery Street
Address                               San Francisco, CA 94104
-----------------------------------------------------------------------------
# of Shares Held                      590,571
-----------------------------------------------------------------------------
% of Total Shares
Outstanding                           12.9%
-----------------------------------------------------------------------------

     ACS charges neither fees nor commissions on the purchase and sale of Fund shares. However, ACS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks or stop-payment requests. See the Investor Services Guide for more information.

     Pursuant to Rule 18f-1 under the Investment Company Act of 1940, the Trust has elected to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund in which shares are held at the beginning of such period. This election is irrevocable without the prior approval of the Securities and Exchange Commission. With respect to redemption requests in excess of the above limit, it is the intention of the Trust to make payments in cash, although the Trustees reserve the right to make payments in whole or in part in securities under emergency circumstances or when payment in cash would impair the liquidity of a Fund to the detriment of shareholders. In this event, the securities would be valued in the same manner applied in valuing the Funds' assets for purposes of calculating NAV. An investor may incur brokerage costs upon the sale of such securities.

24                                                  American Century Investments


OTHER INFORMATION

     For further information, refer to registration statements and exhibits on file with the SEC in Washington, DC. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

MUNICIPAL SECURITIES RATINGS

     Securities rating descriptions provided under this heading are excerpted from publications of Moody's Investors Service, Inc. and Standard & Poor's Corporation.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
MUNICIPAL BOND RATINGS:

     Aaa: Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they constitute what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds that are rated "Baa" are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Ba: Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds that are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be limited.

     Caa: Bonds that are rated "Caa" are of poor standing. Such issues may be in default, or there may be elements of danger present with respect to principal or interest.

     Ca: Bonds that are rated "Ca" represent obligations that are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds that are rated "C" are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.Note: Moody's may apply the numerical modifier "1" for municipally backed bonds and modifiers "1," "2," and "3" for corporate-backed municipal bonds. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking, and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION  OF  MOODY'S  INVESTORS   SERVICE,   INC.'S  RATINGS  OF  NOTES  AND
VARIABLE-RATE DEMAND OBLIGATIONS:

     Moody's  ratings  for  state  and  municipal  short-term   obligations  are
designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable-rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than

Statement of Additional Information                                           25


on fixed maturity dates and payments relying on external liquidity.

     MIG 1/VMIG 1: This designation denotes best quality. There is strong protection present through established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample, although not as large as in the preceding group.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
TAX-EXEMPT COMMERCIAL PAPER RATINGS:

     Moody's commercial paper ratings are opinions of the ability of issuers to punctually repay those promissory obligations that have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Funds may invest.

     PRIME 1: Issuers rated "Prime 1" (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

     PRIME 2: Issuers rated "Prime 2" (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS
FOR MUNICIPAL BONDS:

INVESTMENT GRADE

     AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in a small degree.

     A: Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     CCC: Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     CC: The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

     C: The "C" rating is typically applied to debt subordinated to senior debt that is assigned an actual

26                                                  American Century Investments


or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS
FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM
DEMAND OBLIGATIONS:

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL PAPER:

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Funds may invest are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

Statement of Additional Information                                           27


P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com

                            [american century logo]
                                    American
                                  Century(sm)

9708           [recycled logo]
SH-BKT-9190       Recycled

                    AMERICAN CENTURY TARGET MATURITIES TRUST

                              PROSPECTUS SUPPLEMENT
                     Target 2000 o Target 2005 o Target 2010
                     Target 2015 o Target 2020 o Target 2025
                         SUPPLEMENT DATED JULY 31, 1997
                        Prospectus dated January 1, 1997

SPECIAL MEETING OF SHAREHOLDERS

At a Special Meeting of Shareholders held on July 30, 1997, shareholders of the Funds approved, among other things, a new Management Agreement between the Funds with American Century Investment Management, Inc. This new Management Agreement will become effective on August 1, 1997, and replaces the Funds' current investment advisory agreement with Benham Management Corporation, an affiliate of American Century Investment Management, Inc. At the meeting, shareholders of the Funds also ratified the selection of Coopers & Lybrand LLP as the independent auditors for each Fund's current fiscal year and approved the adoption of standardized investment limitations by amending or eliminating certain of the Funds' fundamental investment limitations. The changes resulting from the Special Meeting of Shareholders are reflected in this Prospectus Supplement and in the revised Statement of Additional Information of the Funds.

TRANSACTION AND OPERATING EXPENSE TABLE

The table and the text appearing on page 4 of the Prospectus are deleted and replaced in their entirety with the following:

                                                     Target 2000, Target 2005,
                                                     Target 2010, Target 2015,
                                                     Target 2020, Target 2025

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases................          none
Maximum Sales Load Imposed on Reinvested Dividends.....          none
Deferred Sales Load....................................          none
Redemption Fee(1)......................................          none
Exchange Fee...........................................          none

ANNUAL OPERATING EXPENSES
(as a percentage of net assets)

Management Fees(2).....................................         0.59%
12b-1 Fees.............................................          none
Other Expenses.........................................         0.01%
Total Fund Operating Expenses..........................         0.60%

EXAMPLE:

You would pay the following expenses             1 year           $ 6
on a $1,000 investment, assuming a              3 years            19
5% annual return and redemption at              5 years            34
the end of each time period:                   10 years            75

(1)  Redemption proceeds sent by wire are subject to a $10 processing fee.

(2) A portion of the management fee may be paid by American Century Investment Management, Inc. (the "Manager") to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the Manager. See "Management Transfer and Administrative Services," page 24.

     The purpose of the above table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

     NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions, or 12b-1 fees. The Investor Class is currently the only class of shares offered by the Funds.

INVESTMENT MANAGEMENT

On page 23, the first paragraph in the subsection "Investment Management" is deleted and replaced with the following:

     The Funds are series of the American Century Target Maturities Trust (the "Trust"). Under the laws of the Commonwealth of Massachusetts, the Board of Trustees is responsible for managing the business and affairs of the Trust. Acting pursuant to an investment management agreement entered into with the Funds, American Century Investment Management, Inc. serves as the investment manager of the Funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The Manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

On page 24, the second full paragraph is deleted, and the last two paragraphs before the subsection heading "Code of Ethics" are deleted and replaced with the following:

     The activities of the Manager are subject only to directions of the Funds' Board of Trustees. The Manager pays all the expenses of the Funds except brokerage, taxes, portfolio insurance, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

     For the services provided to the Funds, the Manager receives a monthly fee based on a percentage of the average net assets of the Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the bond funds managed by the Manager (the "Investment Category Fee"). Second, a separate fee rate schedule is applied to the assets of all of the mutual funds managed by the Manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the Fund to the Manager. Currently, the Investment Category Fee for each of the Funds is an annual rate of 0.29% of the average net assets of each Fund. The Complex Fee is currently an annual rate of 0.30% of the average net assets of each Fund. Further information about the calculation of the annual management fee is contained in the Statement of Additional Information.

     On the first business day of each month, the Funds pay a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for a Fund by the aggregate average daily closing value of a Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

TRANSFER AND ADMINISTRATIVE SERVICES

On page 24, the first paragraph under the heading "Transfer and Administrative Services" is deleted and replaced with the following:

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the Funds. It provides facilities, equipment and personnel to the Funds and is paid for such services by the Manager.

EXPENSES

On page 25, the subsection called "Expenses" is deleted.

P.O. Box 419200               [american century logo]
Kansas City, Missouri              American
64141-6200                         Century(sm)
1-800-345-2021 or 816-531-5575

SH-SPL-9369 9708

                      STATEMENT OF ADDITIONAL INFORMATION

                            [american century logo]
                                    American
                                  Century(sm)

                                JANUARY 1, 1997
                             REVISED AUGUST 1, 1997

                                     BENHAM
                                     GROUP(R)

                                   Target 2000
                                   Target 2005
                                   Target 2010
                                   Target 2015
                                   Target 2020
                                   Target 2025

[front cover]


                      STATEMENT OF ADDITIONAL INFORMATION
                                JANUARY 1, 1997
                             REVISED AUGUST 1, 1997


                    AMERICAN CENTURY TARGET MATURITIES TRUST

This statement is not a prospectus but should be read in conjunction with the current Prospectus of American Century Target Maturities Trust, dated January 1, 1997. The Funds' annual report for the fiscal year ended September 30, 1996 is incorporated by reference. Please retain this document for future reference. To obtain the Prospectus, call American Century Investments toll-free at 1-800-345-2021 (international calls: 816-531-5575) or write P.O. Box 419200,
Kansas City, Missouri 64141-6200.

                               TABLE OF CONTENTS

Investment Policies and Techniques.............................................2
Investment Restrictions........................................................2
Portfolio Transactions.........................................................3
Valuation of Portfolio Securities..............................................4
Predictability of Return.......................................................4
Performance....................................................................6
Taxes..........................................................................7
About the Trust................................................................8
Trustees and Officers..........................................................9
Management....................................................................10
Transfer and Administrative Services..........................................13
Distribution of Fund Shares...................................................13
Additional Purchase and Redemption Information................................13
Other Information.............................................................15

Statement of Additional Information                                            1


INVESTMENT POLICIES AND TECHNIQUES

     The following paragraphs provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the board of trustees.

LOANS OF PORTFOLIO SECURITIES

     Each Fund may lend its portfolio securities to earn additional income. If a borrower defaults on a securities loan, the lending Fund could experience delays in recovering the securities it loaned; if the value of the loaned securities increased over the value of the collateral, the Fund could suffer a loss. To minimize the risk of default on securities loans, American Century Investment Management, Inc. (the "Manager") adheres to the following guidelines prescribed by the Board of Trustees governing lending of securities. These guidelines strictly govern (1) the type and amount of collateral that must be received by the Fund; (2) the circumstances under which additions to that collateral must be made by borrowers; (3) the return received by the Fund on the loaned securities;
(4) the limitations on the percentage of Fund assets on loan; and (5) the credit standards applied in evaluating potential borrowers of portfolio securities. In addition, the guidelines require that the Fund have the option to terminate any loan of a portfolio security at any time and set requirements for recovery of securities from borrowers.

INVESTMENT RESTRICTIONS

     The Funds' investment restrictions are set forth below. These investment restrictions are fundamental and may not be changed without approval of "a majority of the outstanding vote of shareholders" of a Fund, as determined in accordance with the Investment Company Act of 1940 (the "Investment Company Act").

     AS A FUNDAMENTAL POLICY, EACH FUND SHALL NOT:

     1) issue senior securities, except as permitted under the Investment Company Act.

     2) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

     3) lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

     4) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the Fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

     5) concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

     6) act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

     7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

     8)  invest for purposes of exercising control over management.

     In addition, the Funds are subject to the following additional investment restrictions which are not fundamental and may be changed by the Board of Trustees.

     AS AN OPERATING POLICY, EACH FUND:

     a) shall not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the Fund.

     b) shall not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to

2                                                   American Century Investments


payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

     c) shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transaction in futures contracts and options are not deemed to constitute selling securities short.

     d) shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     For purposes of the investment restriction (5), relating to concentration, a Fund shall not purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and (d) personal credit and business credit businesses will be considered separate industries.

     Unless otherwise indicated, percentage limitations included in the restrictions apply at the time the transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether it has complied with these investment restrictions.

PORTFOLIO TRANSACTIONS

     Each Fund's assets are invested by the Manager in a manner consistent with the Fund's investment objectives, policies, and restrictions, and with any instructions the Board of Trustees may issue from time to time. Within this framework, the Manager is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Funds.

     In placing orders for the purchase and sale of portfolio securities, the Manager will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Trustees may issue from time to time. The Manager will select broker-dealers to execute portfolio transactions on behalf of the Funds solely on the basis of best price and execution.

     U.S.  government  securities  generally are traded in the  over-the-counter
(OTC) market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between these prices is known as a spread.

     The Manager expects to execute most transactions on a net basis through broker-dealers unless it is determined that a better price or execution can be obtained on a commission basis through a broker. Portfolio securities may also be purchased directly from the issuer. The Funds paid no brokerage commissions during the fiscal years ended September 30, 1996, 1995, and 1994.

     Each Fund may hold portfolio securities until they mature, or it may sell or otherwise dispose of these securities, replacing them with other securities consistent with its investment objectives and policies. The Funds' turnover rates for the fiscal years ended September 30, 1996, and 1995, are indicated in the following table.

Statement of Additional Information                                            3


                            Portfolio Turnover Rates
-----------------------------------------------------------------------------
                                 Fiscal                    Fiscal
Fund                              1996                      1995
-----------------------------------------------------------------------------
Target 2000                      29.24%                    52.64%
Target 2005                      31.36%                    34.23%
Target 2010                      24.42%                    26.00%
Target 2015                      17.24%                    69.97%
Target 2020                      47.05%                    78.08%
Target 2025                      60.80%                      N/A
-----------------------------------------------------------------------------

VALUATION OF PORTFOLIO SECURITIES

     Each Fund's net asset value per share ("NAV") is calculated as of one hour before the close of business of the New York Stock Exchange (the "Exchange"), usually 3 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1997: New Year's Day (observed), Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Funds expect the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

     The Manager typically completes its trading on behalf of each Fund in various markets before the Exchange closes for the day. Each Fund's share price is calculated by adding the value of all portfolio securities and other assets, deducting liabilities, and dividing the result by the number of shares outstanding. Expenses and interest on portfolio securities are accrued daily.

     Most securities held by the Funds are priced at market value using prices obtained from an independent pricing service. Because of the large number of zero-coupon Treasury obligations available, many do not trade each day. In valuing these securities, the pricing service generally takes into account institutional trading, trading in similar groups of securities, and any developments related to specific securities.

     The methods used by the pricing service and the valuations so established are reviewed by the Manager under the general supervision of the Board of Trustees. There are a number of pricing services available, and the Manager, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

     Securities maturing within 60 days of the valuation date may be valued at amortized cost, which is cost plus or minus any amortized discount or premium, unless the Trustees determine that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith at their fair value using methods approved by the Board of Trustees.

PREDICTABILITY OF RETURN

     ANTICIPATED VALUE AT MATURITY. The maturity values of zero-coupon bonds are specified at the time the bonds are issued, and this feature, combined with the ability to calculate yield to maturity, has made these instruments popular investment vehicles for investors seeking reliable investments to meet long-term financial goals.

     To provide a comparable investment opportunity while allowing investors the flexibility to purchase or redeem shares each day the Trust is open for business, each Fund consists primarily of zero-coupon bonds but is actively managed to accommodate shareholder activity and to take advantage of perceived market opportunities. Because of this active management approach, the Manager does not guarantee that a certain price per share will be attained by the time a Fund is liquidated. Instead, the Manager attempts to track the price behavior of a directly held zero-coupon bond by:

     (1) Maintaining a weighted average maturity within the Fund's target maturity year;

     (2) Investing at least 90% of assets in securities that mature within one year of the Fund's target maturity year;

     (3) Investing a substantial portion of assets in Treasury STRIPS (the most liquid Treasury zero);

     (4) Under normal conditions, maintaining a cash balance of less than 1%;

     (5) Executing   portfolio   transactions   necessary  to  accommodate   net
shareholder purchases or redemptions on a daily basis; and

4                                                   American Century Investments


     (6) Whenever  feasible,   contacting  several  U.S.  government  securities
dealers for each intended transaction in an effort to obtain the best price on each transaction.

     These measures enable the advisor to calculate an anticipated value at maturity (AVM) for each Fund that approximates the price per share the Fund will achieve by its weighted average maturity date. The AVM calculation is as follows:

                               AVM = P(1+AGR/2)2T

where P = the Fund's current price per share, T = the Fund's weighted average term to maturity in years, and AGR = the anticipated growth rate.

     This calculation assumes that the shareholder will reinvest all dividend and capital gain distributions (if any). It also assumes an expense ratio and a portfolio composition that remain constant for the life of the Fund. Because Fund expenses and composition do not remain constant, however, the Manager calculates AVM for each Fund each day the Trust is open for business.

     In addition to the measures described above, which the Manager believes are adequate to assure close correspondence between the price behavior of each Fund and the price behavior of directly held zero-coupon bonds with comparable maturities, the Trust has made an undertaking to the staff of the Securities and Exchange Commission (SEC) that each Fund will invest at least 90% of its net assets in zero-coupon bonds until it is within four years of its target maturity year and at least 80% of its net assets in zero-coupon securities while the Fund is within two to four years of its target maturity year. This undertaking may be revoked if the market supply of zero-coupon securities diminishes unexpectedly, although it will not be revoked without prior consultation with the SEC staff. In addition, the Manager has undertaken that any coupon-bearing bond purchased on behalf of a Fund will have a duration that falls within the Fund's target maturity year.

     ANTICIPATED GROWTH RATE. The Manager also calculates an anticipated growth rate (AGR) for each Fund each day the Trust is open for business. AGR is a calculation of the annualized rate of growth an investor may expect from his or her purchase date to the Fund's target maturity date. As is the case with calculations of AVM, the AGR calculation assumes that the investor will reinvest all dividends and capital gain distributions (if any) and that the Fund's expense ratio and portfolio composition will remain constant. Each Fund's AGR changes from day to day primarily because of changes in interest rates and, to a lesser extent, to changes in portfolio composition and other factors that affect the value of the Fund's investments.

     The Manager expects that shareholders who hold their shares until a Fund's weighted average maturity date and who reinvest all dividends and capital gain distributions (if any), will realize an investment return and maturity value that do not differ substantially from the AGR and AVM calculated on the day his or her shares were purchased.

     The following table illustrates investor experience with Target 1990, a series of the Trust that was first offered on March 25, 1985, and that was liquidated on January 25, 1991. This table is not indicative of the future performance of the existing Funds.

-----------------------------------------------------------------------------
                   Share                          Weighted
                  Price (P)                        Average          AVM
Date               (in $)             AGR       Maturity (T)      (in $)
-----------------------------------------------------------------------------
April 1985          56.03           10.58           5.64          100.25
June                60.62            9.68           5.42          101.17
September           62.72            9.44           5.08          100.23
December            67.75            8.26           4.95          101.15
March 1986          73.60            6.86           4.69          100.98
June                74.80            6.83           4.38          100.38
September           76.82            6.59           4.16          100.63
December            79.01            6.27           3.86          100.26
March 1987          79.88            6.34           3.59           99.93
June                79.01            7.21           3.27           99.63
September           77.28            8.57           3.14          100.62
December            81.02            7.52           2.7            99.33
March 1988          83.61            6.98           2.51           99.33
June                83.97            6.55           2.62           99.42
September           84.96            6.97           2.09           98.04
December            85.70            8.39           1.68           98.38
March 1989          86.76            9.18           1.50           99.25
June                90.47            7.57           1.23           99.16
September           91.91            7.81           0.98           99.08
December            94.00            7.38           0.74           99.17
March 1990          95.62            7.68           0.52           99.44
June                97.48            7.44           0.32           99.82
September           99.32            6.73           0.15          100.31
December           101.13            4.33           0.07          101.43
-----------------------------------------------------------------------------

Statement of Additional Information                                            5

     Calculations in the table above may not reconcile precisely due to rounding of share price, AGR, and weighted average maturity to two decimal points.

     Note that the Target 1990's share price on December 31, 1990, was not the same as its AVM on that date because the Fund had not yet been liquidated and still held short-term Treasury securities with a 25-day maturity. The Fund was liquidated on January 25, 1991, at a final share price of $101.46.

     As a further demonstration of how the Funds have behaved over time, the following tables show each Fund's AGR and AVM as of September 30 for each of the past five years.

                 9/30/92      9/30/93       9/30/94      9/30/95      9/30/96
                   AGR          AGR           AGR          AGR          AGR
-----------------------------------------------------------------------------
Target 2000       6.01%        4.66%        6.76%         5.37%        5.75%
Target 2005       6.89         5.53         7.33          5.75         6.17
Target 2010       7.21         5.92         7.54          6.04         6.44
Target 2015       7.43         6.04         7.56          6.21         6.58
Target 2020       7.37         6.02         7.52          6.20         6.59
Target 2025       N/A          N/A          N/A           N/A          6.43
-----------------------------------------------------------------------------

                 9/30/92      9/30/93       9/30/94      9/30/95      9/30/96
                   AVM          AVM           AVM          AVM          AVM
-----------------------------------------------------------------------------
Target 2000      $101.01      $100.21      $100.86      $100.99      $101.10
Target 2005        99.78       100.21       100.58       100.32       100.71
Target 2010       100.11       100.94       101.38       101.02       102.53
Target 2015       107.05       106.84       107.95       109.62       110.11
Target 2020       101.87       100.76       102.11       102.31       103.60
Target 2025       N/A          N/A          N/A           N/A         109.24
-----------------------------------------------------------------------------

     The Funds' share prices and growth rates are not guaranteed by the Trust or any of its affiliates. There is no guarantee that the Funds' AVMs will fluctuate as little in the future as they have in the past.

PERFORMANCE

     The Funds' yields and total returns may be quoted in advertising and sales literature. These figures, as well as the Funds' share prices will vary. Past performance should not be considered as indicative of future results.

     Yield quotations are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing a Fund's net investment income by its share price on the last day of the period, according to the following formula:

                          YIELD = 2 [(a - b + 1)6 - 1]
                                     ------
                                       cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     Each Fund's yield for the 30-day period ended September 30, 1996, calculated using the SEC yield formula described above, is indicated below.

Fund                                  30-Day Yield
-----------------------------------------------------------------------------
Target 2000                               6.15%
Target 2005                               6.51%
Target 2010                               6.71%
Target 2015                               6.80%
Target 2020                               6.94%
Target 2025                               6.48%
-----------------------------------------------------------------------------

     Total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's NAV during the period.

     Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund during a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Funds' performance is not constant over time, but changes from year-to-year, and that average annual total returns

6                                                   American Century Investments


represent averaged figures as opposed to actual year-to-year performance.

     The Funds' average annual total returns for the one-year, five-year, ten-year, and life-of-fund periods ended September 30, 1996, are indicated in the following table.

                          Average Annual Total Returns
-----------------------------------------------------------------------------
                      One-           Five-          Ten-          Life-of-
Fund                  Year           Year           Year            Fund
-----------------------------------------------------------------------------
Target 2000(1)       4.02%           8.71%          9.35%          13.03%
Target 2005(1)       2.16%          10.48%         10.34%          14.73%
Target 2010(1)       0.78%          11.11%         10.37%          15.80%
Target 2015(2)      (0.75)%         11.63%          9.38%           9.70%
Target 2020(3)      (2.09)%         11.90%           N/A            9.39%
Target 2025(4)         N/A            N/A            N/A          (15.18)%
-----------------------------------------------------------------------------
(1) Commenced operations on March 25, 1985.
(2) Commenced operations on September 1, 1986.
(3) Commenced operations on December 29, 1989.
(4) Commenced operations on February 16, 1996.

     In addition to average annual total returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as percentages or as dollar amounts and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to total return.

     The Funds' performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike the American Century funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source:
Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Funds may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performances.

TAXES

     Each Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, a Fund will be exempt from federal and California income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains (if any) to shareholders.

     As holders of zero-coupon Treasury securities ("zeros"), the Funds receive no cash payments of interest prior to the dates these securities mature. However, portfolio holdings that include zeros accrue interest (commonly referred to as "imputed income") for federal income tax purposes.

     Under the Code, dividends derived from interest, imputed income, and any short-term capital gains are federally taxable to shareholders as ordinary income, regardless of whether such dividends are taken in cash or reinvested in additional shares. Distributions

Statement of Additional Information                                            7


designated as being made from a Fund's net realized long-term capital gains are taxable to shareholders as long-term capital gains, regardless of the length of time shares are held. Corporate investors are not eligible for the dividends-received deduction with respect to distributions from the Funds.

     Upon redeeming, selling, or exchanging shares of a Fund, shareholders will realize a taxable gain or loss depending upon their basis in the shares liquidated. The gain or loss generally will be long-term or short-term depending on the length of time the shares were held. However, a loss recognized by a shareholder in the disposition of shares on which capital gain dividends were paid (or deemed paid) before the shareholder had held his or her shares for more than six months would be treated as a long-term capital loss for tax purposes.

     Dividends paid by each Fund are exempt from state personal income taxes in all states because the Funds derive their income from debt securities of the U.S. government whose interest payments are state tax-exempt. Distributions of capital gains are generally not exempt from state and local taxes.

     The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences. A prospective investor should consult with his or her tax advisors or state or local tax authorities to determine whether the Funds are suitable investments.

ABOUT THE TRUST

     American Century Target Maturities Trust (the "Trust") was organized as a Massachusetts business trust on November 8, 1984. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in series (or Funds). Shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights.

     Currently, there are six series of the Trust, as follows: Target 2000 , Target 2005, Target 2010, Target 2015 , Target 2020 and Target 2025. The table below lists each Fund's current and former name. The Board of Trustees may create additional series from time to time. In addition, the Board of trustees may liquidate a series at the conclusion of its target maturity year.

     Shares of each Fund have equal voting rights, although each Fund votes separately on matters affecting it exclusively. Voting rights are not cumulative so that investors holding more than 50% of the Trust's outstanding shares may be able to elect a Board of Trustees. The Trust has instituted dollar-based voting, meaning that the number of votes you are entitled to is based upon the dollar amount of your investment. The election of Trustees is determined by the votes received from all Trust shareholders without regard to whether a majority of shares of any one series voted in favor of a particular nominee or all nominees as a group.

     Each shareholder has rights to dividends and distributions declared by their series and to the net assets of such series upon its liquidation or dissolution proportionate to his or her share ownership interest in the series.

     Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The

            FUND NAME AS OF JANUARY, 1997                                     FORMER FUND NAME
--------------------------------------------------------    --------------------------------------------------
American Century--Benham Target Maturities Trust: 2000         Benham Target Maturities Trust 2000 Portfolio
American Century--Benham Target Maturities Trust: 2005         Benham Target Maturities Trust 2005 Portfolio
American Century--Benham Target Maturities Trust: 2010         Benham Target Maturities Trust 2010 Portfolio
American Century--Benham Target Maturities Trust: 2015         Benham Target Maturities Trust 2015 Portfolio
American Century--Benham Target Maturities Trust: 2020         Benham Target Maturities Trust 2020 Portfolio
American Century--Benham Target Maturities Trust: 2025         Benham Target Maturities Trust 2025 Portfolio

8                                                   American Century Investments


Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity, bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust is unable to meet its obligations.

     CUSTODIAN BANKS: Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, New York 11245 and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64106, serve as custodians of the Funds' assets. Services provided by the custodians include (i) settling portfolio purchases and sales, (ii) reporting failed trades, (iii) identifying and collecting portfolio income, and (iv) providing safekeeping of securities. The custodians take no part in determining the Funds' investment policies or in determining which securities are sold or purchased by the Funds.

     INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 1000 Walnut, Suite 1600, Kansas City, Missouri 64106, serves as the Trust's independent auditors and provides services including the audit of the annual financial statements.

     For the fiscal year, which starts on October 1, 1997, the Trustees of the Funds have selected Coopers & Lybrand LLP to serve as independent auditors of the Funds. The address of Coopers & Lybrand LLP is City Center Square, 1100 Main Street, Suite 900, Kansas City, Missouri 64105-2140.

TRUSTEES AND OFFICERS

     The Trust's activities are overseen by a Board of Trustees, including seven independent Trustees. The individuals listed, beginning in the next column, whose names are marked by an asterisk (*) are "interested persons" of the Trust (as defined in the Investment Company Act) by virtue of, among other considerations, their affiliation with either the Trust; the Trust's investment advisor, American Century Investment Management, Inc.; the Trust's agent for transfer and administrative services, American Century Services Corporation
(ACS); the Trust's distribution agent, American Century Investment Services, Inc. (ACIS); their parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; or other funds advised by the Manager. Each Trustee listed below serves as a Trustee or Director of other funds advised by the Manager. Unless otherwise noted, dates in parentheses indicate the dates the Trustee or officer began his or her service in a particular capacity. The Trustees' and officers' address with the exception of Mr. Stowers III and Ms. Roepke is 1665 Charleston Road, Mountain View, California 94043. The address of Mr. Stowers III and Ms. Roepke is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

TRUSTEES

     *JAMES M. BENHAM, Chairman of the Board of Trustees (1985); President and Chief Executive Officer (1996). Mr. Benham is also President and Chairman of the Board of the Manager (1971); and a member of the Board of Governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

     ALBERT A. EISENSTAT, independent Trustee (1995). Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

     RONALD J. GILSON, independent Trustee (1995); Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law (1992); Counsel to Marron, Reid & Sheehy (a San Francisco law firm, 1984).

     MYRON S. SCHOLES, independent Trustee (1985). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School

Statement of Additional Information                                            9


of Business (1983) and a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

     KENNETH E. SCOTT, independent Trustee (1985). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Funds, Inc. (1994).

     ISAAC STEIN, independent Trustee (1992). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

     *JAMES E. STOWERS III, Trustee (1995). Mr. Stowers III is Chief Executive Officer and Director of ACC; President, Chief Executive Officer and Director of ACS and ACIS.

     JEANNE D. WOHLERS, independent Trustee (1985). Ms. Wohlers is a private investor and an independent Director and partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).

OFFICERS

     *JAMES M. BENHAM, President and Chief Executive Officer (1996).

     *WILLIAM M. LYONS, Executive Vice President (1996); President, Chief Operating Officer and General Counsel of ACC; Executive Vice President, Chief Operating Officer and General Counsel of ACS and ACIS; Assistant Secretary of ACC; Secretary of ACS and ACIS.

     *DOUGLAS A. PAUL, Secretary (1988), Vice President (1990), and General Counsel (1990); Secretary and Vice President of the funds advised by the Manager.

     *C. JEAN WADE, Controller (1996).

     *MARYANNE ROEPKE, CPA, Chief Financial Officer and Treasurer (1995); Vice President and Assistant Treasurer of ACS.

     As of November 30, 1996, the Funds' Trustees and officers, as a group, owned less than 1% of each Fund's total shares outstanding.

     The table on the next page summarizes the compensation that the Trustees received for the Funds' fiscal year ended September 30, 1996, as well as the compensation received for serving as a Director or Trustee of all other funds advised by the Manager.

MANAGEMENT

     Each Fund has an investment management agreement with the Manager dated August 1, 1997. This agreement was approved by the shareholders of each of the Funds on July 30, 1997.

     For the services provided to the Funds, the Manager receives a monthly fee based on a percentage of the average net assets of the Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds of its investment category (Bond Funds) managed by the Manager (the "Investment Category Fee"). Second, a separate fee rate schedule is applied to the assets of all of the mutual funds managed by the Manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the Fund to the Manager.

     The schedule by which the Investment Category Fee is determined is as follows:

Category Assets                                           Fee Rate
-----------------------------------------------------------------------------
First $1 billion                                           0.3100%
Next $1 billion                                            0.2580%
Next $3 billion                                            0.2280%
Next $5 billion                                            0.2080%
Next $15 billion                                           0.1950%
Next $25 billion                                           0.1930%
Thereafter                                                 0.1925%
-----------------------------------------------------------------------------

10                                                  American Century Investments

TRUSTEE COMPENSATION FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996

                                Aggregate          Pension or Retirement            Estimated             Total Compensation
   Name of                    Compensation        Benefits Accrued As Part       Annual Benefits       From the American Century
   Trustee*                  From The Fund            of Fund Expenses           Upon Retirement           Family of Funds**
--------------------------------------------------------------------------------------------------------------------------------
Albert A. Eisenstat        $12  (Target 1995)          Not Applicable            Not Applicable                 $47,750
                           249  (Target 2000)
                           200  (Target 2005)
                           100  (Target 2010)
                           110  (Target 2015)
                           643  (Target 2020)
                             9  (Target 2025)
--------------------------------------------------------------------------------------------------------------------------------
Ronald J. Gilson        $1,025  (Target 1995)          Not Applicable            Not Applicable                 $56,249
                         1,313  (Target 2000)
                         1,240  (Target 2005)
                         1,121  (Target 2010)
                         1,135  (Target 2015)
                         1,755  (Target 2020)
                             9  (Target 2025)
--------------------------------------------------------------------------------------------------------------------------------
Myron S. Scholes        $1,029  (Target 1995)          Not Applicable            Not Applicable                 $56,000
                         1,310  (Target 2000)
                         1,234  (Target 2005)
                         1,119  (Target 2010)
                         1,135  (Target 2015)
                         1,733  (Target 2020)
                             7  (Target 2025)
--------------------------------------------------------------------------------------------------------------------------------
Kenneth E. Scott        $1,049  (Target 1995)          Not Applicable            Not Applicable                 $64,523
                         1,515  (Target 2000)
                         1,393  (Target 2005)
                         1,202  (Target 2010)
                         1,230  (Target 2015)
                         2,241  (Target 2020)
                             9  (Target 2025)
--------------------------------------------------------------------------------------------------------------------------------
Ezra Solomon***         $1,035  (Target 1995)          Not Applicable            Not Applicable                 $61,083
                         1,398  (Target 2000)
                         1,302  (Target 2005)
                         1,153  (Target 2010)
                         1,172  (Target 2015)
                         1,943  (Target 2020)
                            10  (Target 2025)
--------------------------------------------------------------------------------------------------------------------------------
Isaac Stein             $1,036  (Target 1995)          Not Applicable            Not Applicable                 $59,000
                         1,381  (Target 2000)
                         1,287  (Target 2005)
                         1,146  (Target 2010)
                         1,165  (Target 2015)
                         1,899  (Target 2020)
                             9  (Target 2025)
--------------------------------------------------------------------------------------------------------------------------------
Jeanne D. Wohlers       $1,033  (Target 1995)          Not Applicable            Not Applicable                 $59,500
                         1,391  (Target 2000)
                         1,301  (Target 2005)
                         1,154  (Target 2010)
                         1,173  (Target 2015)
                         1,954  (Target 2020)
                             9  (Target 2025)
--------------------------------------------------------------------------------------------------------------------------------

*    Interested Trustees receive no compensation for their services as such.
**   Includes compensation paid by the 15 investment company members of the American Century family of funds.
***  Retired December, 1996.

Statement of Additional Information                                           11


     The Complex Fee Schedule is as follows:

Complex Assets                                            Fee Rate
-----------------------------------------------------------------------------
First $2.5 billion                                         0.3100%
Next $7.5 billion                                          0.3000%
Next $15.0 billion                                         0.2985%
Next $25.0 billion                                         0.2970%
Next $50.0 billion                                         0.2960%
Next $100.0 billion                                        0.2950%
Next $100.0 billion                                        0.2940%
Next $200.0 billion                                        0.2930%
Next $250.0 billion                                        0.2920%
Next $500.0 billion                                        0.2910%
Thereafter                                                 0.2900%
-----------------------------------------------------------------------------

     On the first business day of each month, the Funds pay a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for the Fund by the aggregate average daily closing value of a Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

     The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (1) the Funds' Board of Trustees, or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (2) by the vote of a majority of the Trustees of the Funds who are not parties to the agreement or interested persons of the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     The management agreement provides that it may be terminated at any time without payment of any penalty by the Funds' Board of Trustees, or by a vote of a majority of the Funds' shareholders, on 60 days' written notice to the Manager, and that it shall be automatically terminated if it is assigned.

     The management agreement provides that the Manager shall not be liable to the Funds or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     The management agreement also provides that the Manager and its officers, trustees and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

     Certain investments may be appropriate for the Funds and also for other clients advised by the Manager. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investment generally. A particular security may be bought or sold for only one client or series, or in different amounts and at different times for more than one but less than all clients or series. In addition, purchases or sales of the same security may be made for two or more clients or series on the same date. Such transactions will be allocated among clients in a manner believed by the Manager to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund.

     The Manager may aggregate purchase and sale orders of the Funds with purchase and sale orders of its other clients when the Manager believes that such aggregation provides the best execution for the Funds. The Funds' Board of Trustees has approved the policy of the Manager with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the Funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The Manager will not aggregate portfolio transactions of the Funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the Funds and the terms of the management agreement. The Manager receives no additional compensation or remuneration as a result of such aggregation.

     In addition to managing the Funds, the Manager also acts as an investment advisor to 12 institutional accounts and to the following registered investment companies: American Century Mutual Funds, Inc., American Century World Mutual Funds, Inc., American Century Premium Reserves, Inc., American Century Variable Portfolios, Inc., American Century

12                                                  American Century Investments


Capital Portfolios, Inc., American Century Strategic Asset Allocations, Inc., American Century Municipal Trust, American Century Government Income Trust, American Century Investment Trust, American Century California Tax-Free and Municipal Funds, American Century Quantitative Equity Funds and American Century International Bond Funds.

     Prior to August 1, 1997, Benham Management Corporation served as the investment advisor to the Funds. Benham Management Corporation is, like the Manager, wholly-owned by ACC.

     Investment advisory fees paid by each Fund for the fiscal years ended September 30, 1996, 1995, and 1994, are indicated in the following table. Fee amounts are net of amounts reimbursed or recouped as described under the section titled "Expense Limitation Agreement."

                           Investment Advisory Fees*
-----------------------------------------------------------------------------
                             Fiscal            Fiscal           Fiscal
Fund                          1996              1995             1994
-----------------------------------------------------------------------------
Target 2000                 $815,109         $984,031          $943,356
Target 2005                  672,052          420,328           400,711
Target 2010                  368,802          175,368           186,373
Target 2015                  410,846          336,887           224,852
Target 2020                2,525,244          422,436           152,691
Target 2025                   13,420               --                --
-----------------------------------------------------------------------------
*Net of reimbursements

TRANSFER AND ADMINISTRATIVE SERVICES

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111, acts as transfer agent and dividend paying agent for the Funds. It provides physical facilities, including computer hardware and software and personnel, for the day-to-day administration of the funds and of the Manager. The Manager pays American Century Services Corporation for such services.

     Prior to August 1, 1997, the Funds paid American Century Services Corporation directly for its services as transfer agent and administrative services agent.

     Administrative service and transfer agent fees paid by each Fund for the fiscal years ended September 30, 1996, 1995, and 1994, are indicated in the following tables. Fee amounts are net of reimbursements as described under "Expense Limitation Agreement."

                              Administrative Fees
-----------------------------------------------------------------------------
                             Fiscal            Fiscal           Fiscal
Fund                          1996              1995             1994
-----------------------------------------------------------------------------
Target 2000                 $274,837         $274,835          $265,769
Target 2005                  217,047          121,534           113,361
Target 2010                  106,951           64,928            54,429
Target 2015                  117,664          108,475            66,096
Target 2020                  744,692          185,592            50,714
Target 2025                   14,090               --                --
-----------------------------------------------------------------------------

                              Transfer Agent Fees
-----------------------------------------------------------------------------
                             Fiscal            Fiscal           Fiscal
Fund                          1996              1995             1994
-----------------------------------------------------------------------------
Target 2000                 $267,353         $285,145          $170,682
Target 2005                  266,687         $183,211          $104,835
Target 2010                  178,493         $130,450           $67,306
Target 2015                  178,562         $202,013           $78,543
Target 2020                  858,442         $350,332           $69,631
Target 2025                   32,597               --                --
-----------------------------------------------------------------------------

DISTRIBUTION OF FUND SHARES

     The Funds' shares are distributed by American Century Investment Services, Inc. (ACIS), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Fund shares offered by this Prospectus. The Funds do not pay any commissions or other fees to ACIS or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Funds' shares are continuously offered at net asset value. American Century may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Trust or one of its series; to avoid jeopardizing a series' tax status; or whenever, in the Manager's opinion, such rejection or limitation is in the Trust's or series' best interest. As of November 30, 1996, to the Funds'

Statement of Additional Information                                           13


knowledge, no shareholder was the record holder or beneficial owner of 5% or more of a Fund's total outstanding shares except for those listed below.

Fund                                Target 2000
-----------------------------------------------------------------------------
Shareholder Name and                Charles Schwab & Co.
Address                             101 Montgomery Street
                                    San Francisco, CA 94101-4122
-----------------------------------------------------------------------------
# of Shares Held                    491,770.201
-----------------------------------------------------------------------------
% of Total Shares
Outstanding                         15.5%
-----------------------------------------------------------------------------


Fund                                Target 2005
-----------------------------------------------------------------------------
Shareholder Name and                Charles Schwab & Co.
Address                             101 Montgomery Street
                                    San Francisco, CA 94101
-----------------------------------------------------------------------------
# of Shares Held                    667,158.762
-----------------------------------------------------------------------------
% of Total Shares
Outstanding                         16.9%
-----------------------------------------------------------------------------


Fund                                Target 2010
-----------------------------------------------------------------------------
Shareholder Name and                National Financial Services Corp.
Address                             P.O. Box 3908
                                    Church Street Station
                                    New York, NY 10008-3908
-----------------------------------------------------------------------------
# of Shares Held                    143,277.243
-----------------------------------------------------------------------------
% of Total Shares
Outstanding                         5.9%
-----------------------------------------------------------------------------
Shareholder Name and                Charles Schwab & Co.
Address                             101 Montgomery Street
                                    San Francisco, CA 94101-4122
-----------------------------------------------------------------------------
# of Shares Held                    543,068.264
-----------------------------------------------------------------------------
% of Total Shares
Outstanding                         22.5%
-----------------------------------------------------------------------------


Fund                                Target 2015
-----------------------------------------------------------------------------
Shareholder Name and                Charles Schwab & Co.
Address                             101 Montgomery Street
                                    San Francisco, CA 94101
-----------------------------------------------------------------------------
# of Shares Held                    765,111.255
-----------------------------------------------------------------------------
% of Total Shares
Outstanding                         22.4%
-----------------------------------------------------------------------------


Fund                                Target 2020
-----------------------------------------------------------------------------
Shareholder Name and                National Financial Services Corp.
Address                             P.O. Box 3908
                                    Church Street Station
                                    New York, NY 10008-3908
-----------------------------------------------------------------------------
# of Shares Held                    4,674,830.140
-----------------------------------------------------------------------------
% of Total Shares
Outstanding                         12.4%
-----------------------------------------------------------------------------
Shareholder Name and                Charles Schwab & Co.
Address                             101 Montgomery Street
                                    San Francisco, CA 94101-4122
-----------------------------------------------------------------------------
# of Shares Held                    12,910,920.599
-----------------------------------------------------------------------------
% of Total Shares
Outstanding                         8.1%
-----------------------------------------------------------------------------


Fund                                Target 2025
-----------------------------------------------------------------------------
Shareholder Name and                National Financial Services Corp.
Address                             P.O. Box 3908
                                    Church Street Station
                                    New York, NY 10008-3908
-----------------------------------------------------------------------------
# of Shares Held                    152,280.796
-----------------------------------------------------------------------------
% of Total Shares
Outstanding                         8.1%
-----------------------------------------------------------------------------
Shareholder Name and                Charles Schwab & Co.
Address                             101 Montgomery Street
                                    San Francisco, CA 94101-4122
-----------------------------------------------------------------------------
# of Shares Held                    576,527.425
-----------------------------------------------------------------------------
% of Total Shares
Outstanding                         30.4%
-----------------------------------------------------------------------------

     ACS charges neither fees nor commissions on the purchase and sale of fund shares. However, ACS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks or stop-payment requests. See the Investor Services Guide for more information.

     Share purchases and redemptions are governed by California law.

     FUND LIQUIDATIONS. On or before January 31st of the year following a Fund's target maturity year, its investments will be sold or allowed to mature; its liabilities will be discharged, or a provision will be made

14                                                  American Century Investments


for their discharge, and its accounts will be closed. A shareholder may choose to redeem his or her shares in one of the following ways: (i) by receiving redemption proceeds or (ii) by exchanging shares for shares of another American Century fund. If the Fund receives no instructions from a shareholder, his or her shares will be exchanged for shares of Capital Preservation Fund (or a similar fund if Capital Preservation Fund is not available). The estimated expenses of terminating and liquidating a Fund will be accrued ratably over its target maturity year. These expenses, which are charged to income (as are all expenses), are not expected to exceed significantly the ordinary annual expenses incurred by a Fund and, therefore, should have little or no effect on the maturity value of the Fund.

OTHER INFORMATION

     For further information, please refer to registration statements and exhibits on file with the Securities and Exchange Commission in Washington, DC. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

Statement of Additional Information                                           15


P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com

                            [american century logo]
                                    American
                                  Century(sm)

9708           [recycled logo]
SH-BKT-9211       Recycled

                   AMERICAN CENTURY INTERNATIONAL BOND FUNDS

                              PROSPECTUS SUPPLEMENT
                            European Government Bond
                         SUPPLEMENT DATED JULY 31, 1997
                          Prospectus dated May 1, 1997

SPECIAL MEETING OF SHAREHOLDERS

At a Special Meeting of Shareholders held on July 30, 1997, shareholders of the Fund approved, among other things, a new Management Agreement between the Fund with American Century Investment Management, Inc. This new Management Agreement will become effective on August 1, 1997, and replaces the Fund's current investment advisory agreement with Benham Management Corporation, an affiliate of American Century Investment Management, Inc.

At the meeting, shareholders of the Fund also ratified the selection of Coopers & Lybrand LLP as the independent auditors for the Fund's current fiscal year, approved the adoption of standardized investment limitations by amending or eliminating certain of the Fund's fundamental investment limitations, approved a new Subadvisory Agreement with J.P. Morgan Investment Management, Inc. and approved of amendments to the Fund's fundamental investment objective. The changes resulting from the Special Meeting of Shareholders are reflected in this Prospectus Supplement and in the revised Statement of Additional Information of the Fund.

INVESTMENT OBJECTIVE

On page 2, after the sentence under the caption "American Century--Benham European Government Bond Fund," the following paragraph is added:

     Effective October 1, 1997, the investment objective of the Fund will be to seek to provide high current income and capital appreciation by investing in high-quality, nondollar-denominated government and corporate debt securities outside the U.S. Effective October 1, 1997, the name of the Fund will be changed to "American Century--Benham International Bond Fund." These changes were approved by shareholders at the July 30, 1997, Special Meeting.

TRANSACTION AND OPERATING EXPENSE TABLE

The table and the text appearing on page 4 of the Prospectus are deleted and replaced in their entirety with the following:

                                                                     European
                                                                 Government Bond

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases.....................         none
Maximum Sales Load Imposed on Reinvested Dividends..........         none
Deferred Sales Load.........................................         none
Redemption Fee(1)...........................................         none
Exchange Fee................................................         none

ANNUAL OPERATING EXPENSES
(as a percentage of net assets)

Management Fees(2)..........................................        0.85%
12b-1 Fees..................................................         none
Other Expenses..............................................        0.02%
Total Fund Operating Expenses...............................        0.87%

EXAMPLE:

You would pay the following expenses                  1 year          $ 9
on a $1,000 investment, assuming a                   3 years           28
5% annual return and redemption at                   5 years           48
the end of each time period:                        10 years          107

(1)  Redemption proceeds sent by wire are subject to a $10 processing fee.

(2) A portion of the management fee may be paid by American Century Investment Management, Inc. (the "Manager") to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the Manager. See "Management Transfer and Administrative Services," page 20.

     The purpose of the above table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the Fund offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

     NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions, or 12b-1 fees. The Investor Class is currently the only class of shares offered by the Fund.

INVESTMENT OBJECTIVE OF THE FUND

On page 2, in the section "American Century--Benham European Government Bond Fund" and on page 6, in the subsection "Investment Objective," the following additional paragraph is added:

     On October 1, 1997, the Fund's investment objective will change. The Fund will seek to provide high current income and capital appreciation by investing in high-quality, nondollar-denominated government and corporate debt securities outside the U.S. (the "New Investment Objective"). The Fund will also change its name to "American Century--Benham International Bond Fund" to reflect this change. This change was approved by shareholders at a meeting held on July 30, 1997. The pending change will change the risk characteristics of an investment in the Fund. You are encouraged to read this Prospectus Supplement carefully.

CURRENCY MANAGEMENT

On page 7, in the carryover subsection "Currency Management," the following paragraph is added:

     The currency management techniques employed by JPMIM will continue under the New Investment Objective. Because the Fund will be able to purchase securities of issuers outside Europe, the currency management techniques described above may be utilized to hedge with respect to currencies of any country in which the Fund may invest.

INVESTMENT TECHNIQUES UNDER
THE NEW INVESTMENT OBJECTIVE

Under the New Investment Objective, the Fund's investments may include but shall not be limited to: (1) Debt obligations issued or guaranteed by (a) a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions including a foreign state, province or municipality, and
(b) supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Community; (2) Debt obligations
(a) of foreign banks and bank holding companies, and (b) of domestic banks and corporations issued in foreign currencies; and (3) foreign corporate debt securities and commercial paper. All of these investments must satisfy the credit quality standards (i.e., "AA" or higher) established by the Trustees of the Fund.

Such securities may take a variety of forms including those issued in the local currency of the issuer, Euro bonds, and bonds denominated in the European currencies or ECUs. ECUs are a composite currency consisting of fixed amounts of currency of European Economic Community member countries. Normally, the Fund will only purchase bonds denominated in foreign currencies.

ISSUER DIVERSIFICATION

On page 8, in the carryover subsection "Issuer Diversification," the following paragraph is added:

     Under the New Investment Objective, the Fund is not expected to maintain its investment in securities issued by the German government in amounts greater than 25% of the Fund's total assets. In addition, the Fund may invest in corporate debt securities rated "AA" or better. See "Investment Techniques Under the New Investment Objective," above.

CREDIT QUALITY

On page 8, in the subsection "Credit Quality," the following paragraph is added:

     Under the New Investment Objective, the Fund will invest exclusively in high quality instruments of the types described above. "High quality" debt securities are those rated in the top two ratings categories of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch Investors Service, Inc. ("Fitch") or, if not rated, determined to be of comparable quality by JPMIM. This necessarily means that the Fund will not be able to invest in securities issued by many countries (including those of corporations based in these countries) whose credit ratings do not satisfy these requirements. See the Appendix for further information about the securities ratings.

FOREIGN SECURITIES

On page 8, in the section "Other Investment Practices, Their Characteristics and Risks," the following new subsection is added before the subsection "When-Issued and Forward Commitment Agreements":

     Broad international investing involves additional risks which can increase the potential for losses in the Fund under the New Investment Objective when compared to the Fund's current investments in European government securities. The currency risk associated with international investing may be more difficult to eliminate entirely and the likelihood that hedging will work may be reduced. In addition, it may not be possible to effectively hedge the currencies of certain non-European countries. Furthermore, hedging costs may be higher than under the Fund's current investment objective, and these costs are paid out of a Fund's capital and reflected in the net asset value. Although expanding the universe of potential Fund investments to include countries outside Europe may increase these risks, the high quality credit standards adopted by the Trustees is designed to help minimize the magnitude of the risks.

     o Costs. Some foreign markets may be more expensive for U.S. investors to trade in than those in Europe and certainly more expensive than those markets in the U.S. As a consequence, the Fund could incur higher transaction costs for its investments in these markets.

     o Political and economic factors. The economies, markets, and political structures of a number of the countries in which the Fund can invest may not compare favorably with those of the European countries in which the Fund can currently invest in terms of wealth and stability. Therefore, investments in these countries will be riskier and subject to more erratic and abrupt price movements. While this is particularly true for emerging markets of the type in which the Fund cannot invest, even investments in countries with highly developed economies are subject to risk.

     o Location of Company. In determining the domicile or nationality of a company, the Fund will primarily consider the following factors: (1) whether the securities of the company are primarily traded in a particular country; (2) whether the company has its principal place of business or principal office in or is organized under the laws of a particular country; and (3) regardless of where a company's securities are traded, whether it derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in the country or has at least 50% of its assets situated in that country.

SECURITIES LENDING

On page 9, in the subsection "Securities Lending," the last sentence of the paragraph is deleted and the following new paragraph is added:

     The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties in the manner described above.

INVESTMENT MANAGEMENT

On page 19, the first two paragraphs in the subsection "Investment Management" are deleted and replaced with the following:

     The Fund is the sole series of the American Century International Bond Funds (the "Trust"). Under the laws of the Commonwealth of Massachusetts, the Board of Trustees is responsible for managing the business and affairs of the Trust. Acting pursuant to an investment management agreement entered into with the Fund, American Century Investment Management, Inc. serves as the investment manager of the Fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The Manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

On page 20, the three full paragraphs before the subsection heading "Code of Ethics" are deleted and replaced with the following:

     DAVID SCHROEDER, Vice President, oversees JPMIM's management of the Fund and has done so since June 1997. Mr. Schroeder is also of the teams that manage American Century--Benham GNMA Fund, American Century--Benham Long-Term Treasury Fund, American Century--Benham Inflation-Adjusted Treasury Fund, American
Century--Benham Intermediate-Term Treasury Fund, and the series of American Century Target Maturities Trust. Mr. Schroeder joined the Manager in 1990 as a Municipal Analyst and serves as the group leader of the portfolio management teams which manage American Century's U.S. government and international bond funds.

     For subadvisory services, the Manager pays JPMIM a monthly fee at the annual rate of 0.20% of average daily net assets up to $200 million and 0.15% of average daily net assets in excess of $200 million. For the fiscal year ended December 31, 1996, the Manager paid JPMIM subadvisory fees equal to 0.19% of the Fund's average daily net assets.

     The activities of the Manager are subject only to directions of the Fund's Board of Trustees. The Manager pays all the expenses of the Fund except brokerage, taxes, portfolio insurance, interest, fees and expense of the non-interested person directors (including counsel fees) and extraordinary expenses.

     For the services provided to the Fund, the Manager receives a monthly fee based on a percentage of the average net assets of the Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the bond funds managed by the Manager (the "Investment Category Fee"). Second, a separate fee rate schedule is applied to the assets of all of the mutual funds managed by the Manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the Fund to the Manager. Currently, the Investment Category Fee for the Fund is an annual rate of 0.55% of the average net assets of the Fund. The Complex Fee is currently an annual rate of 0.30% of the average net assets of the Fund. Further information about the calculation of the annual management fee is contained in the Statement of Additional Information.

     On the first business day of each month, the Fund pays a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for the Fund by the aggregate average daily closing value of the Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

TRANSFER AND ADMINISTRATIVE SERVICES

On page 20, the first paragraph under the heading "Transfer and Administrative Services" is deleted and replaced with the following:

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the Fund. It provides facilities, equipment and personnel to the Fund and is paid for such services by the Manager.

EXPENSES

On page 21, the subsection called "Expenses" is deleted.

APPENDIX

The following is added as an Appendix to the Prospectus:

               MOODY'S        S&P         FITCH           DEFINITION

Long-Term        Aaa          AAA          AAA            Highest quality
Debt             Aa           AA           AA             High quality
                  A            A            A             Upper medium grade
                 Baa          BBB          BBB            Medium grade
                 Ba           BB           BB             Speculative
                  B            B            B             Highly speculative
                 Caa        CCC, CC      CCC, CC          Vulnerable to default
                 Ca            C            C             Default is imminent
                  C            D       DDD, DD, D         Probably in default

                     MOODY'S               S&P                     FITCH

Commercial    P-1 Superior quality   A-1+Extremely          F-1+Exceptionally
Paper                                    strong quality         strong quality
                                     A-1 Strong quality     F-1 Very strong
                                                                         quality
              P-2 Strong quality     A-2 Satisfactory       F-2 Good credit
                                         quality                quality
              P-3 Acceptable         A-3 Adequate           F-3 Fair credit
                  quality                quality                quality
                                     B   Speculative        F-3 Weak credit
                                         quality                quality
                                     C   Doubtful quality

P.O. Box 419200                    [american century logo]
Kansas City, Missouri                   American
64141-6200                              Century(sm)
1-800-345-2021 or 816-531-5575

SH-SPL-9371 9708

                      STATEMENT OF ADDITIONAL INFORMATION

                            [american century logo]
                                    American
                                  Century(sm)

                                  MAY 1, 1997
                             REVISED AUGUST 1, 1997

                                     BENHAM
                                     GROUP(R)

                            European Government Bond

[front cover]


                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 1997
                             REVISED AUGUST 1, 1997

                   AMERICAN CENTURY INTERNATIONAL BOND FUNDS

This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated May 1, 1997. The Fund's annual report for the fiscal year ended December 31, 1996, is incorporated herein by reference. Please retain this document for future reference. To obtain the Prospectus, call American Century Investments toll-free at 1-800-345-2021 (international calls:
816-531-5575) or write P.O. Box 419200, Kansas City, Missouri 64141-6200.

TABLE OF CONTENTS

Investment Policies, Techniques and Risk Factors...............................2
Investment Restrictions........................................................8
Portfolio Transactions........................................................10
Valuation of Portfolio Securities.............................................11
Performance...................................................................11
Taxes.........................................................................13
About the Trust...............................................................15
Trustees and Officers.........................................................16
Management....................................................................17
Transfer and Administrative Services..........................................19
Distribution of Fund Shares...................................................19
Additional Purchase and Redemption Information................................19
Other Information.............................................................20

Statement of Additional Information                                            1


INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

     The following pages provide a more detailed description of securities and investment practices identified in the Prospectus and the risks associated with these practices. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Trustees.

CHANGE IN INVESTMENT OBJECTIVE

     On July 30, 1997, shareholders of the Fund approved a proposal to change the Fund's investment objective. This change will become effective on October 1, 1997. As a result of the change, the name of the Fund will change to "American Century--Benham International Bond Fund". More significantly, the Fund will face additional risks associated from its investment in countries outside of Europe and from its increased investment in corporate debt securities.

EUROPEAN GOVERNMENT BONDS

     The Fund invests primarily in European government bonds. The market for these bonds is active; however, there are risks associated with investing in the European government bond market distinct from those typically associated with investing in U.S. government bonds. The following is a brief list of the primary risks you should consider.

     1. CURRENCY EXCHANGE RATE RISK--Currencies in which the Fund's investments are denominated may decline significantly relative to the U.S. dollar.

     2. TAX RISK--Interest income from European government bonds may be taxed by foreign governments at significantly higher rates than interest income from domestic investments. As has happened in the past, the U.S. government or European governments may adopt tax policies that discourage overseas investing.

     3. SETTLEMENT RISK--J.P. Morgan Investment Management, Inc. (JPMIM) may encounter difficulties resulting from delays in settling transactions with European broker-dealers. Settlement delays may encumber portfolio management efforts by tying up Fund assets at times when JPMIM perceives market opportunities.

     Under normal conditions, more than 25% of the Fund's total assets are invested in securities issued by the German government or its political subdivisions. This policy is currently viewed by the Securities and Exchange Commission (SEC) staff as a concentration policy. Under Section 13 of the Investment Company Act of 1940 (the "Investment Company Act"), a Fund may not change its concentration policy without shareholder approval.

EUROPEAN CORPORATE BONDS

     If necessary to satisfy diversification requirements under Subchapter M of the Internal Revenue Code (the "Code"), the Fund may invest a portion of its assets in AAA-rated European corporate bonds. The risks of investing in European corporate bonds are somewhat greater than the risks associated with investing in European government bonds. In addition to the risks outlined above with respect to European government bonds, JPMIM may encounter difficulty obtaining adequate public information about corporate bond issuers. Investment decisions may be encumbered by the lack of uniform accounting, audit, or financial reporting standards among European issuers or nations. The Fund may encounter greater volatility and less liquidity in foreign corporate bond markets than it would in U.S. bond markets and less government regulation of foreign exchanges and broker-dealers than is typical in the United States.

     The Fund's European investments (government or corporate) may be affected by political or economic developments within or among European nations, or between European nations and the United States.

U.S. GOVERNMENT SECURITIES

     U.S.  government  securities include bills,  notes, and bonds issued by the
U.S.   Treasury   and   securities   issued  or   guaranteed   by   agencies  or
instrumentalities of the U.S. government.

     Some U.S. government securities are supported by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association (FNMA), are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing

2                                                   American Century Investments


instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

REPURCHASE AGREEMENTS

     In a repurchase agreement (a "repo"), the Fund buys a security at one price and simultaneously agrees to sell it back to the seller at an agreed upon price on a specified date (usually within seven days from the date of purchase) or on demand. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon rate of return and that is unrelated to the interest rate on the underlying security. Delay or losses could result if the other party to the agreement defaults or becomes bankrupt.

     American Century Investment Management, Inc. (the "Manager") attempts to minimize the risks associated with repurchase agreements by adhering to written guidelines which govern repurchase agreements. These guidelines strictly govern
(1) the type of securities which may be acquired and held under repurchase agreements; (2) collateral requirements for sellers under repurchase agreements;
(3) the amount of the Fund's net assets that may be committed to repurchase agreements that mature in more than seven days; and (4) the manner in which the Fund must take delivery of securities subject to repurchase agreements. Moreover, the Board of Trustees reviews and approves, on a quarterly basis, the creditworthiness of brokers, dealers and banks with whom the Fund may enter into repurchase agreements. The Fund may enter into a repurchase agreement only with an entity that appears on a list of those which have been approved by the Board as sufficiently creditworthy.

     The Fund has received permission from the SEC to participate in joint repurchase agreements collateralized by U.S. government securities with other mutual funds advised by the Manager or its affiliates. Joint repos are expected to increase the income the Fund can earn from repo transactions without increasing the risks associated with these transactions.

     Under the Investment Company Act, repurchase agreements are considered loans.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS

     The Fund may engage in securities transactions on a when-issued or forward commitment basis, in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

     When purchasing securities on a when-issued or forward commitment basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Although the Fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

     In purchasing securities on a when-issued or forward commitment basis, the Fund will establish and maintain until the settlement date a segregated account consisting of cash or appropriate liquid assets including equity securities and debt securities of any grade in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

SECURITIES LENDING

     The Fund may lend its portfolio securities to earn additional income. If a borrower defaulted on a securities loan, the Fund could experience delays in recovering the securities it loaned; if the value of the loaned securities increased over the value of the collateral, the Fund could suffer a loss.

     To minimize the risk of default on securities loans, the Manager adheres to guidelines prescribed by the Board of Trustees governing lending of securities. These guidelines strictly govern (1) the type and amount of collateral that must be received by the Fund; (2) the circumstances under which additions to that collateral must be made by borrowers; (3) the

Statement of Additional Information                                            3


return received by the Fund on the loaned securities; (4) the limitations on the percentage of Fund assets on loan; and (5) the credit standards applied in evaluating potential borrowers of portfolio securities. In addition, the guidelines require that the Fund have the option to terminate any loan of a portfolio security at any time and set requirements for recovery of securities from borrowers.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

     The Fund expects to exchange dollars for the Fund`s underlying currencies, and vice versa, in the normal course of managing the Fund`s underlying investments. JPMIM does not expect that the Fund will hold currency that is not earning income on a regular basis, although the Fund may do so temporarily when suitable investments are not available. The Fund may exchange currencies on a "spot" basis (i.e., for prompt delivery and settlement), or by entering into forward currency exchange contracts (also called forward contracts) or other contracts to purchase and sell currencies for settlement at a future date. The Fund will incur costs in converting assets from one currency to another. Foreign exchange dealers may charge a fee for conversion; in addition, they also realize a profit based on the difference (i.e., the spread) between the prices at which they buy and sell various currencies in the spot and forward markets. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and repurchase it at a lesser rate should the fund desire to resell the currency to the dealer.

     Forward contracts are agreements to exchange a specific amount of one currency for a specified amount of another at a future date. The date may be any agreed fixed number of days in the future. The amount of currency to be exchanged, the price at which the exchange will take place, and the date of the exchange are negotiated when the Fund enters into the contract and are fixed for the term of the contract. Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. However, the Fund may enter into forward contracts with deposit requirements or commissions.

     At the maturity of a forward contract, the Fund may complete the contract by paying for and receiving the underlying currency, may seek to roll forward its contractual obligation by entering into an "offsetting" transaction with the same currency trader and paying or receiving the difference between the contractual exchange rate and the current exchange rate. The Fund may also be able to enter into an offsetting contract prior to the maturity of the underlying contract. This practice is sometimes referred to as "cross hedging" and may be employed if, for example, JPMIM believes that one foreign currency (in which a portion of the Fund's foreign currency holdings are denominated) will change in value relative to the U.S. dollar differently than another foreign currency. There is no assurance that offsetting transactions, or new forward contracts, will always be available to the Fund.

     Investors should realize that the use of forward contracts does not eliminate fluctuations in the underlying prices of the securities. Such contracts simply establish a rate of exchange that the Fund can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to fluctuations in the value of the hedged currency when used as a hedge against foreign currency declines, at the same time they tend to limit any potential gain which might result from the change in the value of such currency.

     Because investments in, and redemptions from, the Fund will be in U.S. dollars, JPMIM expects that the Fund`s normal investment activity will involve a significant amount of currency exchange. For example, the Fund may exchange dollars for its underlying foreign currencies for dollars in order to meet shareholder redemption requests or to pay expenses. These transactions may be executed in the spot or forward markets.

     In addition, the Fund may combine forward transactions in its underlying currency with investments in U.S. dollar-denominated instruments, in an attempt to construct an investment position whose overall performance will be similar to that of a security denominated in its underlying currency. If the amount of dollars to be exchanged is properly matched with the anticipated value of the dollar-denominated securities, the Fund should be able to

4                                                   American Century Investments


"lock in" the foreign currency value of the securities, and the Fund`s overall investment return from the combined position should be similar to the return from purchasing a foreign currency-denominated instrument. This is sometimes referred to as a "synthetic" investment position or a "position hedge."

     The execution of a synthetic investment position may not be successful. It is impossible to forecast with absolute precision what the dollar value of a particular security will be at any given time. If the value of a dollar-denominated security is not exactly matched with the Fund`s obligation under the forward contract on the contract`s maturity date, the Fund may be exposed to some risk of loss from fluctuation of the dollar. Although JPMIM will attempt to hold such mismatchings to a minimum, there can be no assurance that JPMIM will be successful in doing so.

FUTURES AND OPTIONS TRANSACTIONS

     FUTURES CONTRACTS provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.

     Although futures contracts, by their terms, call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. Closing out a futures position is done by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold, or selling a contract that has previously been bought).

     To initiate and maintain open positions in futures contracts, the Fund is required to make a good faith margin deposit in cash or government securities with a broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish deposit requirements that are higher than the exchange minimums.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay additional "variation" margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the futures broker as long as the contract remains open and do not constitute margin transactions for purposes of the Fund's investment restrictions.

     Those who trade futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers, such as the Fund, use the futures markets primarily to offset unfavorable changes in the value of securities they hold or expect to acquire for investment purposes. Speculators are less likely to own the securities underlying the futures contracts they trade and are more likely to use futures contracts with the expectation of realizing profits from fluctuations in the prices of the underlying securities. The Fund will not utilize futures contracts for speculative purposes.

     Although techniques other than trading futures contracts can be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale

Statement of Additional Information                                            5


of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. If the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party chooses to exercise the option. When writing an option on a futures contract, the Fund will be required to make margin payments to a broker or custodian as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. However, if the secondary market is not liquid for a put option the Fund has written, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although the gain would be limited to the amount of the premium received. If security prices remain the same over time, the writer would likely also profit by being able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     COMBINED POSITIONS. The Fund may purchase and write options in combination with one another, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     OVER-THE-COUNTER OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded. The risk of illiquidity is also greater with OTC options

6                                                   American Century Investments


because these options generally can be closed out only by negotiation with the other party to the option.

     OPTIONS ON FUTURES. By purchasing an option on a futures contract, the Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed "strike" price. The Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require the Fund to make margin payments unless the option is exercised.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded futures and options contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in futures and options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests (for example, by hedging intermediate-term securities with a futures contract based on an index of long-term bond prices); this involves a risk that the futures position will not track the performance of the Fund's other investments.

     Options and futures prices can diverge from the prices of their underlying instruments even if the underlying instruments correlate well with the Fund's investments. Options and futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in an effort to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     FUTURES AND OPTIONS CONTRACTS RELATING TO FOREIGN CURRENCIES. The Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. A Fund may also purchase and write currency options in connection with currency futures or forward contracts.

     Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges and have standard contract sizes and delivery dates. Most currency futures contracts call for payment or delivery in U.S. dollars.

     The uses and risks of currency futures are similar to those of futures relating to securities or indexes, as described above. Currency futures values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a German-mark-denominated security from a decline in the German mark, but it will not protect the Fund against a price decline resulting from a deterioration in the issuer's creditworthiness.

     LIQUIDITY OF FUTURES CONTRACTS AND OPTIONS. There is no assurance that a liquid secondary market will exist for any particular futures contract or option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for futures contracts and options and may halt trading if a contract's price moves upward or downward more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract was not liquid, because of price fluctuation limits or otherwise, prompt liquidation of unfavorable positions could be difficult or impossible, and the Fund could be required to continue holding a position until delivery or expiration regardless of changes in its value. Under

Statement of Additional Information                                            7


these circumstances, the Fund's access to assets held to cover its future positions could also be impaired.

     Futures and options trading on foreign exchanges may not be regulated as effectively as similar transactions in the U.S. and may not involve clearing mechanisms or guarantees similar to those available in the U.S. The value of a futures contract or option traded on a foreign exchange may be adversely affected by the imposition of different exercise and settlement terms, trading procedures, and margin requirements, and lesser trading volume.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS. The Fund has filed a notice of eligibility for exclusion as a "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulates trading in the futures markets. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and options premiums.

     The Fund may enter into futures transactions (including related options) for hedging purposes without regard to the percentage of assets committed to initial margin and for other than hedging purposes provided that assets committed to initial margin deposits on such instruments, plus premiums paid for open futures options positions, less the amount by which any such positions are "in-the-money," do not exceed 5% of the Fund's total assets. To the extent required by law, the Fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options.

     Financial futures or options purchased or sold by the Fund will be standardized and traded through the facilities of a U.S. or foreign securities association or listed on a U.S. or foreign securities or commodities exchange, board of trade, or similar entity, or quoted on an automatic quotation system, except that the Fund may effect transactions in over-the-counter options with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. In addition, the Fund has undertaken to limit aggregate premiums paid on all options purchased by the Fund to no more than 20% of the Fund's total assets.

     The Fund intends to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of a Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit the Fund's investments in these instruments.

INVESTMENT RESTRICTIONS

     The Fund's investment restrictions are set forth below. These investment restrictions are fundamental and may not be changed without approval of "a majority of the outstanding votes of shareholders" of the Fund, as determined in accordance with the Investment Company Act.

     AS A FUNDAMENTAL POLICY, THE FUND SHALL NOT:

     1) issue senior securities, except as permitted under the Investment Company Act of 1940.

     2) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

     3) lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

     4) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the Fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

     5) concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

     6) act as an underwriter of securities issued by others, except to the extent that the Fund may

8                                                   American Century Investments


be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

     7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

     8)  invest for purposes of exercising control over management.

     In addition, the Fund is subject to the following additional investment restrictions which are not fundamental and may be changed by the Board of Trustees.

     AS AN OPERATING POLICY, THE FUND:

     a) to meet federal tax requirements for qualification as a "regulated investment company," limits its investment so that at the close of each quarter of its taxable year: (i) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and
(ii) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (i) and (ii) do not apply to "Government securities" as defined for federal tax purposes. The Fund does not, with respect to 75% of its total assets, currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result thereof, the Fund would own more than 10% or the outstanding voting securities of such issuer.

     b) shall not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the Fund.

     c) shall not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

     d) shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     e) shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     For purposes of the investment restriction (5), relating to concentration, a Fund shall not purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

     Unless  otherwise  indicated,   percentage   limitations  included  in  the
restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

Statement of Additional Information                                            9


PORTFOLIO TRANSACTIONS

     In selecting broker-dealers to execute transactions on behalf of the Fund, JPMIM seeks the best net price and execution available. In assessing the best net price and execution available for any Fund transaction, JPMIM will consider all factors it deems relevant including, but not limited to, (i) the breadth of the market for the security, (ii) the price of the security, (iii) the financial condition and execution capability of the broker-dealer, and (iv) the reasonableness of any commission for the specific transaction. When the execution and price offered by two or more broker-dealers are comparable, JPMIM may, with discretion, in recognition of the value of brokerage or research services provided by the broker-dealer, purchase and sell portfolio securities to and from broker-dealers who provide the Fund with research and other services provided, however, that in all instances best net price and execution shall be the controlling factor, and in no event may JPMIM pay to a broker-dealer a commission in excess of that which another broker-dealer would have charged for effecting the same transaction.

     When JPMIM deems the purchase or sale of a security to be in the best interest of the Fund as well as its other clients, it may, to the extent permitted by applicable law, aggregate the securities to be sold or purchased with those of its other clients. In such an event, the allocation of securities so purchased or sold will be made by JPMIM in a manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

     JPMIM is authorized to execute such documents as may be required to affect forward foreign currency exchange contracts on behalf of the Fund. In selecting counterparties for such contracts, JPMIM seeks the best overall terms available and executes or directs the execution of all such transactions as permitted by law and consistent with the best interest of the Fund.

     The Fund's portfolio turnover rates are listed in the Financial Highlights in the Prospectus.

TRANSACTIONS WITH JPMIM AFFILIATES

     As described in further detail under the section titled "Investment Advisory Services," JPMIM is subadvisor to the Fund pursuant to an agreement with Benham Management Corporation.

     JPMIM, Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), J.P. Morgan Securities Inc., and J.P. Morgan Securities Limited are wholly owned subsidiaries of J.P. Morgan & Co. Incorporated, hereafter referred to collectively as "Morgan affiliates."

     J. P. Morgan Securities Inc. is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers. It is active as a dealer in U.S. government securities and an underwriter of and dealer in U.S. government agency securities and money market instruments.

     J.P. Morgan Securities Limited underwrites, distributes, and trades international securities, including Eurobonds, commercial paper, and foreign government bonds. J.P. Morgan & Co. Incorporated issues commercial paper and long-term debt securities. Morgan Guaranty and some of its affiliates issue certificates of deposit and create bankers' acceptances.

     To the extent that the Fund invests a portion of its assets in such obligations, it will not invest in securities issued or created by Morgan affiliates.

     Certain activities of Morgan affiliates may affect the Fund's portfolio or the markets for securities in which the Fund invests. In particular, activities of Morgan affiliates may affect the prices of securities held by the Fund and the supply of issues available for purchase by the Fund. Where a Morgan affiliate holds a large portion of a given issue, the price at which that issue is traded may influence the price of similar securities the Fund holds or is considering purchasing.

     The Fund will not purchase securities directly from Morgan affiliates, and the size of Morgan affiliates' holdings may limit the selection of available securities in a particular maturity, yield, or price range. The Fund will not execute any transactions with Morgan affiliates and will use only unaffiliated broker-dealers. In addition, the Fund will not purchase any securities of U.S. government agencies during the existence of an underwriting or selling group of which a Morgan affiliate is a member, except to the extent permitted by law.

     The Fund's ability to engage in transactions with Morgan affiliates is restricted by the SEC and the Federal Reserve Board. In JPMIM's opinion, these limitations should not significantly impair the Fund's

10                                                  American Century Investments


ability to pursue its investment objectives. However, there may be circumstances in which the Fund is disadvantaged by these limitations compared to other funds with similar investment objectives that are not subject to these limitations.

     In acting for its fiduciary accounts, including the Fund, JPMIM will not discuss its investment decisions or positions with the personnel of any Morgan affiliate. JPMIM has informed the Fund that, in making investment decisions, it will not obtain or use material, non-public information in the possession of any division or department of JPMIM or other Morgan affiliates.

     The commercial banking divisions of Morgan Guaranty and its affiliates may have deposit, loan, and other commercial banking relationships with issuers of securities the Fund purchases, including loans that may be repaid in whole or in part with the proceeds of securities purchased by the Fund. Except as may be permitted by applicable law, the Fund will not purchase securities in any primary public offering when the prospectus discloses that the proceeds will be used to repay a loan from Morgan Guaranty. JPMIM will not cause the Fund to make investments for the direct purpose of benefitting other commercial interests of Morgan affiliates at the Fund's expense.

VALUATION OF PORTFOLIO SECURITIES

     The Fund's net asset value per share ("NAV") is calculated as of the close of business of the New York Stock Exchange (the "Exchange") usually at 3:00 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1997: New Year's Day (observed), Martin Luther King Jr. Day, Presidents` Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Fund expects the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

     Securities are valued at market, depending upon the market or exchange on which they trade. Price quotations for exchange-listed securities are taken from the primary exchanges on which these securities trade. Securities traded on exchanges will be valued at their last sale prices. If no sale is reported, the mean between the latest bid and asked prices is used. Securities traded over-the-counter will be valued at the mean between the latest bid and asked prices. Fixed-income securities are priced at market value on the basis of market quotations supplied by independent pricing services. Trading of securities in foreign markets may not take place on every day the Exchange is open, and trading takes place in various foreign markets on days on which the Exchange and the Fund's offices are not open and the Fund's net asset value is not calculated. The Fund's net asset value may be significantly affected on days when shareholders have no access to the Fund. Securities for which market quotations are not readily available, or which may change in value due to events occurring after their primary exchange has closed for the day, are valued at fair market value as determined in good faith under the direction of the Board of Trustees.

     JPMIM typically completes its trading on behalf of the Fund in various markets before the Exchange closes for the day, and the value of portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to the close of the Exchange. However, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair market value as determined in good faith under the direction of the Board of Trustees.

PERFORMANCE

     The Fund's yield and total return may be quoted in advertising and sales literature. These figures, as well as the Fund's share price, will vary. Past performance should not be considered an indication of future results.

     Yield quotations are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing the Fund's net investment income by its share price on the last day of the period, according to the following formula:

                          YIELD = 2 [(a - b + 1)6 - 1]
                                     ------
                                       cd

Statement of Additional Information                                           11


where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     For the 30-day period ended December 31, 1996, the Fund's yield was 5.07%.

     Total returns quoted in advertising and sales literature reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's NAV per share during the period.

     Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

     In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to total return. The Fund's one year, three year and life of fund average annual total return through December 31, 1996, are indicated in the following table:

                                      Average Annual Total Return
-----------------------------------------------------------------------------
One Year                                        6.38%
Three Year                                     10.34%
Life of Fund                                   10.48%
-----------------------------------------------------------------------------

     The Fund commenced operations on January 7, 1992. Performance information may be quoted numerically or in a table, graph, or similar illustration.

     The Fund's performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike American Century funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon Government National Mortgage Association securities (GNMAs) (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints

12                                                  American Century Investments


from  newspapers  and  magazines   furnished  by  third  parties  to  illustrate
historical performance.

     The Fund's shares are sold without a sale charge (a load). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies.

     The advisor may obtain ratings on the safety of Fund shares from one or more rating agencies and may publish such ratings in advertisements and sales literature.

TAXES

     The Fund will be treated as a separate corporation for federal income tax purposes and intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, the Fund will not incur federal or state income taxes on its net investment income or net realized capital gains distributed to shareholders.

     The Fund may be subject to a 4% excise tax on a portion of its undistributed income. To avoid the tax, the Fund must distribute annually at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and at least 98% of its capital gain net income for the 12-month period ending on October 31st of the calendar year. Any dividend declared by the Fund in October, November, or December of any year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31st of such year and to have been paid by the Fund not later than December 31st of such year, provided that such dividend is actually paid by the Fund during January of the following year.

     The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of the positions in its portfolio (i.e., treat them as if they were sold), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for relief from income and excise taxes, respectively. The Fund will monitor its transactions and may make such tax elections as Fund management deems appropriate with respect to foreign currency, options, futures contracts or forward contracts. The Fund's status as a regulated investment company may limit its transactions involving foreign currency, futures, options and forward contracts.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies, certain forward currency contracts, or other instruments, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security, contract, or other instrument is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the Fund's investment company taxable income distributed to shareholders as ordinary income.

     Earnings derived by the Fund from sources outside the U.S. may be subject to non-U.S. withholding and possibly other taxes. Such taxes may be reduced or eliminated under the terms of a U.S. income tax treaty, and the Fund intends to undertake any procedural steps required to claim the benefits of such a treaty. With respect to any non-U.S. taxes actually paid by the Fund, if more than 50% in value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will elect to treat any non-U.S. income and similar taxes it pays as though the taxes were paid by its shareholders.

Statement of Additional Information                                           13


     Some of the debt securities that may be acquired by the Fund may be treated as debt securities originally issued at a discount. Generally, the amount of the original issue discount (OID) is treated as interest income and is included in income over the term of the debt security even though payment of that amount is not received until a later time, usually when the debt security matures.

     Some of the debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security if such market discount was not previously included in taxable income. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity that takes into account the semiannual compounding of interest.

     Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit the Fund's ability to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

TAXATION OF U.S. SHAREHOLDERS

     Upon redeeming, selling, or exchanging shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares liquidated. The gain or loss generally will be a capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term or short-term depending on the length of time the shares were held. However, a loss recognized by a shareholder in the disposition of shares on which capital gain dividends were paid (or deemed paid) before the shareholder had held his or her shares for more than six months would be treated as a long-term capital loss for tax purposes.

     A gain realized on the redemption, sale, or exchange of shares would not be affected by the reacquisition of shares. A loss realized on a redemption, sale, or exchange of shares would be disallowed to the extent that the shares disposed of were replaced (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date on which the shares were disposed. Under such circumstances, the basis of the shares acquired would be adjusted to reflect the disallowed loss.

TAXATION OF NON-U.S. SHAREHOLDERS

     U.S. taxation of a shareholder who is a non-resident alien or a non-U.S. corporation, partnership, trust, or estate depends on whether the payments received from a Fund are "effectively connected" with a U.S. trade or business carried on by such a shareholder. Ordinarily, income from the Fund will not be treated as "effectively connected."

     If the payments received from the Fund are effectively connected with a U.S. trade or business of the shareholder, then all distributions of net investment income and net capital gains of the Fund and gains realized upon the redemption, exchange, or other taxable disposition of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents, or domestic entities, although the tax may be eliminated under the terms of an applicable U.S. income tax treaty. Non-U.S. corporate shareholders also may be subject to a branch profits tax with respect to payments from the Fund.

     If the shareholder is not engaged in a U.S. trade or business, or the payments received from the Fund are not effectively connected with the conduct of such a trade or business, the shareholder will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under an applicable U.S. income tax treaty) on distributions of net investment income and net realized short-term capital received. Non-U.S. shareholders not engaged in a U.S. trade or business, or having no effectively connected income, may also be subject to U.S. tax at the rate of 30% (or a lower treaty rate) on additional distributions resulting from the Fund's election to treat any non-U.S. taxes it pays as though the taxes were paid by its shareholders.

     Distributions  of  net  realized   long-term   capital  gains  to  non-U.S.
shareholders and any capital gains realized by them upon the redemption or other

14                                                  American Century Investments


taxable disposition of shares generally will not be subject to U.S. tax. In the case of individuals and other non-exempt, non-U.S. shareholders who fail to furnish the Fund with required certifications regarding their foreign status on IRS Form W-8 or an appropriate substitute, the Fund may be required to impose backup withholding of U.S. tax at the rate of 31% on distributions of net realized capital gains and proceeds of redemptions and exchanges.

     The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders; no attempt has been made to discuss individual tax consequences. The Fund and the Fund's distributions may also be subject to state, local, or foreign taxes. A prospective investor may wish to consult a tax advisor to determine whether the Fund is a suitable investment based on his or her tax situation.

ABOUT THE TRUST

     American Century International Bond Funds (the "Trust") is a registered open-end management investment company that was organized as a Massachusetts business trust on August 28, 1991. The Trust was formerly known as "Benham International Funds." American Century--Benham European Government Bond Fund (formerly known as Benham European Government Bond Fund) is currently the sole series of the Trust. The Board of Trustees may create additional series from time to time.

     The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in series (funds). Shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights.

     Shares of the Fund have equal voting rights, provided that each series votes separately on matters affecting only that series. Voting rights are not cumulative. In the election of Trustees, each nominee may receive only one vote from each shareholder, and, because the election requires only a simple majority, more than 50% of the shares voting in an election can elect all of the Trustees.

     Each shareholder has rights to dividends and distributions declared by the Fund and to the net assets of the Fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the Fund.

     Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity, bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust is unable to meet its obligations.

     CUSTODIAN BANKS: State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02101 and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64106 serve as custodians of the Fund's assets. Services provided by the custodian bank include (i) settling portfolio purchases and sales, (ii) reporting failed trades, (iii) identifying and collecting portfolio income, and
(iv) providing safekeeping of securities. The custodian takes no part in determining the Fund's investment policies or in determining which securities are sold or purchased by the Fund.

     INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 1000 Walnut, Suite 1600, Kansas City, Missouri 64106, serves as the Trust's independent auditors audits the annual financial statements.

     For the current fiscal year, which started on January 1, 1997, the Trustees of the Fund have selected Coopers & Lybrand LLP to serve as independent auditors of the Fund. The address of Coopers & Lybrand LLP is City Center Square, 1100 Main Street, Suite 900, Kansas City, Missouri 64105-2140.

Statement of Additional Information                                           15


TRUSTEES AND OFFICERS

     The Trust's activities are overseen by a Board of Trustees, including six independent Trustees. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Trust (as defined in the 1940 Act) by virtue of, among other considerations, their affiliation with either Trust; the Trust's Manager; the Trust's agent for transfer and administrative services, American Century Services Corporation (ACS); the Trust's distribution agent, American Century Investment Services, Inc. (ACIS); their parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; or other funds advised by the Manager. Each Trustee listed below also serves as a Trustee or Director of other funds advised by the Manager. Unless otherwise noted, dates in parentheses indicate the dates the Trustee or officer began his or her service in a particular capacity. The Trustees' and officers' address, with the exception of Mr. Stowers III and Ms. Roepke, is 1665 Charleston Road, Mountain View, California 94043. The address of Mr. Stowers III and Ms. Roepke is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

TRUSTEES

     *JAMES M. BENHAM, Chairman of the Board of Trustees (1991), President and Chief Executive Officer (1996). Mr. Benham is also President and Chairman of the Board of the Manager (1971); and a member of the Board of Governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

     ALBERT A. EISENSTAT, independent Trustee (1995). Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

     RONALD J. GILSON,  independent  Trustee  (1995).  Mr. Gilson is the Charles
J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law (1992). He is counsel to Marron, Ried & Sheehy (a San Francisco law firm, 1984).

     MYRON S. SCHOLES, independent Trustee (1991). Mr. Scholes, a principal of Long-Term Capital Management (1993), is also the Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983), and a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

     KENNETH E. SCOTT, independent Trustee (1991). Mr. Scott is the Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Management (1994).

     ISAAC STEIN, independent Trustee (1992). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

     *JAMES E. STOWERS III, Trustee (1995). Mr. Stowers III is Chief Executive Officer and Director of ACC; President, Chief Executive Officer and Director of ACS and ACIS.

     JEANNE D. WOHLERS, independent Trustee (1991). Ms. Wohlers is a private investor and an independent Director and Partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).

OFFICERS

     *JAMES M. BENHAM, President and Chief Executive Officer (1996).

     *WILLIAM M. LYONS, Executive Vice President (1996); President, Chief Operating Officer and General Counsel of ACC; Executive Vice President, Chief Operating Officer and General Counsel of ASC and ACIS; Assistant Secretary of ACC; Secretary of ACS and ACIS.

     *DOUGLAS A. PAUL, Secretary, Vice President, and General Counsel (1991); Secretary and Vice President of the funds advised by the Manager.

16                                                  American Century Investments


     *ROBERT J. LEACH, Controller (1996).

     *MARYANNE ROEPKE, CPA, Chief Financial Officer and Treasurer (1995); Vice President and Assistant Treasurer of ACS.

     As of April 7, 1997, the Trustees and officers, as a group, owned less than 1% of the Fund's outstanding shares.

     The table below summarizes the compensation that the Trustees of the Fund received for the Fund's fiscal year ended December 31, 1996, as well as the compensation received for serving as Director or Trustee of all other funds advised by the Manager.

MANAGEMENT

     The Fund has an investment management agreement with the Manager dated August 1, 1997. This agreement was approved by the shareholders of the Fund on July 30, 1997.

     For the services provided to the Fund, the Manager receives a monthly fee based on a percentage of the average net assets of the Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds of its investment category managed by the Manager (the "Investment Category Fee"). The three investment categories are Money Market Funds, Bond Funds and Equity Funds. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the Manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the Fund to the Manager.

     The schedule by which the Investment Category Fee is determined is as follows:

Category Assets                                           Fee Rate
-----------------------------------------------------------------------------
First $1 billion                                           0.6100%
Next $1 billion                                            0.5580%
Next $3 billion                                            0.5280%
Next $5 billion                                            0.5080%
Next $15 billion                                           0.4950%
Next $25 billion                                           0.4930%
Thereafter                                                 0.4925%
-----------------------------------------------------------------------------

     The Complex Fee Schedule is as follows:

Complex Assets                                            Fee Rate
-----------------------------------------------------------------------------
First $2.5 billion                                         0.3100%
Next $7.5 billion                                          0.3000%
Next $15.0 billion                                         0.2985%
Next $25.0 billion                                         0.2970%
Next $50.0 billion                                         0.2960%
Next $100.0 billion                                        0.2950%
Next $100.0 billion                                        0.2940%
Next $200.0 billion                                        0.2930%
Next $250.0 billion                                        0.2920%
Next $500.0 billion                                        0.2910%
Thereafter                                                 0.2900%
-----------------------------------------------------------------------------

TRUSTEE COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996

                                Aggregate          Pension or Retirement            Estimated             Total Compensation
   Name of                    Compensation        Benefits Accrued As Part       Annual Benefits       From the American Century
   Trustee*                  From The Fund            of Fund Expenses           Upon Retirement           Family of Funds**
--------------------------------------------------------------------------------------------------------------------------------
Albert A. Eisenstat              $7,391                Not Applicable            Not Applicable                 $70,500
Ronald J. Gilson                 $7,333                Not Applicable            Not Applicable                 $67,500
Myron S. Scholes                 $7,265                Not Applicable            Not Applicable                 $64,000
Kenneth E. Scott                 $7,591                Not Applicable            Not Applicable                 $80,273
Ezra Solomon***                  $7,356                Not Applicable            Not Applicable                 $65,000
Isaac Stein                      $7,374                Not Applicable            Not Applicable                 $69,500
Jeanne D. Wohlers                $7,488                Not Applicable            Not Applicable                 $75,250
--------------------------------------------------------------------------------------------------------------------------------

*    Interested Trustees receive no compensation for their services as such.
**   Includes compensation paid by the fifteen investment company members of the American Century family of funds.
***  Retired December, 1996.

Statement of Additional Information                                           17


     On the first business day of each month, the Fund pays a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for the Fund by the aggregate average daily closing value of the Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

     The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (1) the Fund's Board of Trustees, or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (2) by the vote of a majority of the Trustees of the Fund who are not parties to the agreement or interested persons of the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     The management agreement provides that it may be terminated at any time without payment of any penalty by the Fund's Board of Trustees, or by a vote of a majority of the Fund's shareholders, on 60 days' written notice to the Manager, and that it shall be automatically terminated if it is assigned.

     The management agreement provides that the Manager shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     The management agreement also provides that the Manager and its officers, Trustees and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

     Certain investments may be appropriate for the Fund and also for other clients advised by the Manager. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investment generally. A particular security may be bought or sold for only one client or series, or in different amounts and at different times for more than one but less than all clients or series. In addition, purchases or sales of the same security may be made for two or more clients or series on the same date. Such transactions will be allocated among clients in a manner believed by the Manager to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund.

     The Manager may aggregate purchase and sale orders of the Fund with purchase and sale orders of its other clients when the Manager believes that such aggregation provides the best execution for the Fund. The Fund's Board of Trustees has approved the policy of the Manager with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the Fund participates at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The Manager will not aggregate portfolio transactions of the Fund unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the Fund and the terms of the management agreement. The Manager receives no additional compensation or remuneration as a result of such aggregation.

     In addition to managing the Fund, the Manager also acts as an investment advisor to 12 institutional accounts and to the following registered investment companies: American Century Mutual Funds, Inc., American Century World Mutual Funds, Inc., American Century Premium Reserves, Inc., American Century Variable Portfolios, Inc., American Century Capital Portfolios, Inc., American Century Strategic Asset Allocations, Inc., American Century Municipal Trust, American Century Government Income Trust, American Century Investment Trust, American Century Target Maturities Trust, American Century California Tax-Free and Municipal Funds and American Century Quantitative Equity Funds.

     Prior to August 1, 1997, Benham Management Corporation served as the investment advisor to the Fund. Benham Management Corporation is, like the Manager, wholly-owned by ACC.

     For the fiscal years ended December 31, 1996, 1995, and 1994, the Fund paid investment advisory fees as listed in the table on page 19.

18                                                  American Century Investments


                                         Investment Advisory Fees
-----------------------------------------------------------------------------
     1996                                       $1,060,306
     1995                                       $1,017,677
     1994                                       $1,124,210
-----------------------------------------------------------------------------

     The investment management agreement provides that the Manager may delegate certain responsibilities under the agreement to a subadvisor. Currently, JPMIM serves as subadvisor to the Fund under a subadvisory agreement between the Manager and JPMIM dated August 1, 1997, that was approved by shareholders on July 30, 1997. This superseded subadvisory agreements dated June 1, 1995, December 31, 1991, and June 1, 1994. The subadvisory agreement continues for an initial period of two years and thereafter so long as continuance is specifically approved by vote of a majority of the Fund's outstanding voting securities or by vote of a majority of the Fund's Trustees, including a majority of those Trustees who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The subadvisory agreement is subject to termination without penalty on 60 days' written notice by the Manager, the Board of Trustees, or a majority of the Fund's outstanding shares or 12 months' written notice by JPMIM and will terminate automatically in the event of (i) its assignment or (ii) termination of the investment advisory agreement between the Fund and the Manager.

     The  subadvisory   agreement  provides  that  JPMIM  will  make  investment
decisions for the Fund in accordance with the Fund's investment objective, policies, and restrictions, and whatever additional written guidelines it may receive from the Manager from time to time. For these services, the Manager pays JPMIM a monthly fee at an annual rate of .20% of the Fund's average daily net assets up to $200 million; and .15% of average daily net assets over $200 million. Under the 1991 subadvisory agreement, the Manager paid JPMIM a monthly fee at an annual rate of .25% of average daily net assets up to $200 million, and .05% of average daily net assets in excess of $200 million, with a minimum annual fee of $250,000.

     For the fiscal years ended December 31, 1996, 1995 and 1994, the Manager paid JPMIM subadvisory fees as listed in the following table:

                                          JPMIM Subadvisory Fees
-----------------------------------------------------------------------------
     1996                                        $470,287
     1995                                        $434,795
     1994                                        $480,751
-----------------------------------------------------------------------------

TRANSFER AND ADMINISTRATIVE SERVICES

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend paying agent for the Fund. It provides physical facilities, including computer hardware and software and personnel, for the day-to-day administration of the Fund and of the Manager. The Manager pays American Century Services Corporation for such services.

     Prior  to  August  1,  1997,  the  Fund  paid  American   Century  Services
Corporation directly for its services as transfer agent and administrative services agent.

     For the fiscal years ended December 31, 1996, and 1995, the fees paid for administrative services and for transfer agent services are listed in the following table:

                             Administrative            Transfer Agent
                                Services                  Services
-----------------------------------------------------------------------------
1996                            $263,533                  $239,896
1995                            $264,019                  $222,006
-----------------------------------------------------------------------------

DISTRIBUTION OF FUND SHARES

     The Fund's shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Fund's shares. The Fund does not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Fund's shares are continuously offered at NAV. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

     American Century may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Trust or one of its

Statement of Additional Information                                           19


series; to avoid jeopardizing a series' tax status; or whenever, in management's opinion, such rejection is in the Trust's or a series' best interest. As of April 7, 1997, Charles Schwab & Co., 101 Montgomery Street, San Francisco, California 94104, was the record holder of 34% of the outstanding shares of the Fund with 6,986,691.849 shares. As of that date, no other shareholder was the record holder or beneficial owner of 5% or more of the Fund's total shares outstanding.

     ACS charges neither fees nor commissions on the purchase and sale of fund shares. However, ACS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks or stop-payment requests. See the Investor Services Guide for more information.

OTHER INFORMATION

     For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, DC. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

SECURITIES RATINGS

     Securities rating descriptions provided under this heading are excerpted from publications of Moody's Investors Service, Inc. and Standard & Poor's Corporation.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
MUNICIPAL BOND RATINGS:

     Aaa: Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they constitute what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds that are rated "Baa" are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Ba: Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds that are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be limited.

     Caa: Bonds that are rated "Caa" are of poor standing. Such issues may be in default, or there may be elements of danger present with respect to principal or interest.

     Ca: Bonds that are rated "Ca" represent obligations that are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds that are rated "C" are the lowest-rated class of bonds, and issues so rated can be regarded as

20                                                  American Century Investments


having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply the numerical modifier "1" for municipally backed bonds and modifiers "1," "2," and "3" for corporate-backed municipal bonds. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking, and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION  OF  MOODY'S  INVESTORS   SERVICE,   INC.'S  RATINGS  OF  NOTES  AND
VARIABLE-RATE DEMAND OBLIGATIONS:

     Moody's  ratings  for  state  and  municipal  short-term   obligations  are
designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable-rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than on fixed maturity dates and payments relying on external liquidity.

     MIG 1/VMIG 1: This designation denotes best quality. There is strong protection present through established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample, although not as large as in the preceding group.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
TAX-EXEMPT COMMERCIAL PAPER RATINGS:

     Moody's commercial paper ratings are opinions of the ability of issuers to punctually repay those promissory obligations that have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Funds may invest.

     PRIME 1: Issuers rated "Prime 1" (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

     PRIME 2: Issuers rated "Prime 2" (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS
FOR MUNICIPAL BONDS:

INVESTMENT GRADE

     AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in a small degree.

     A: Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

Statement of Additional Information                                           21


     B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     CCC: Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     CC: The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

     C: The "C" rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS
FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM
DEMAND OBLIGATIONS:

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS
FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL
PAPER:

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Funds may invest are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

22                                                  American Century Investments


P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com

                            [american century logo]
                                    American
                                  Century(sm)

9708           [recycled logo]
SH-BKT-9065       Recycled

                                AMERICAN CENTURY
                                  MANAGER FUNDS

                              PROSPECTUS SUPPLEMENT
                                 Capital Manager
                         SUPPLEMENT DATED JULY 31, 1997
                         Prospectus dated April 1, 1997

AGREEMENT AND PLAN
OF REORGANIZATION

The Board of Trustees of Capital Manager unanimously agreed to enter into an Agreement and Plan of Reorganization with the American Century Strategic Asset Allocations, Inc. The Agreement provides for the consolidation of Capital Manager with another American Century fund, the American Century Strategic
Allocation: Conservative Fund, a fund which has a similar investment objective and policies. The proposed consolidation will not decrease the dollar value of any shareholder's account.

The Agreement was approved by shareholders of Capital Manager at a Special Meeting of Shareholders held on July 30, 1997. The reorganization is expected to occur on August 30, 1997. Following the reorganization, shareholders of Capital Manager will own shares of American Century Strategic Allocation: Conservative Fund in the same dollar amount as their Capital Manager shares at the close of business on the merger date.

                            [american century logo]
                                    American
                                  Century(sm)

               P.O. Box 419200 o Kansas City, Missouri 64141-6200

                               Investor Services:
                         1-800-345-2021 or 816-531-5575

                             www.americancentury.com

                   American Century Investment Services, Inc.
                  (C) 1997 American Century Services Corporation

SH-SPL-9368     9708

                      STATEMENT OF ADDITIONAL INFORMATION

                            [american century logo]
                                    American
                                  Century(sm)

                                 APRIL 1, 1997

                             REVISED AUGUST 1, 1997


                                   AMERICAN

                                    CENTURY

                                     GROUP

                                Capital Manager

[front cover]


                      STATEMENT OF ADDITIONAL INFORMATION

                                  APRIL 1, 1997
                             REVISED AUGUST 1, 1997

                        AMERICAN CENTURY MANAGER FUNDS

This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated April 1, 1997. The Fund's annual report for the fiscal year ended November 30, 1996, is incorporated herein by reference. Please retain this document for future reference. To obtain the Prospectus, call American Century Investments toll free at 1-800-345-2021 (international calls:
816-531-5575) or write P.O. Box 419200, Kansas City, Missouri 64141-6200.


TABLE OF CONTENTS

   Agreement and Plan of Reorganization ..................................... 2
   Investment Policies and Techniques ....................................... 2
   Investment Restrictions ..................................................12
   Portfolio Transactions ...................................................13
   Valuation of Portfolio Securities ........................................13
   Performance ..............................................................14
   Taxes ....................................................................15
   About American Century Manager Funds .....................................17
   Trustees and Officers ....................................................18
   Management ...............................................................19
   Transfer and Administrative Services .....................................20
   Distribution of Fund Shares ..............................................20
   Direct Fund Expenses .....................................................21
   Expense Limitation Agreement .............................................21
   Additional Purchase and Redemption Information ...........................21
   Other Information ........................................................21


STATEMENT OF ADDITIONAL INFORMATION                                           1


AGREEMENT AND PLAN OF REORGANIZATION

    The Board of Trustees of Capital Manager unanimously agreed to enter into an Agreement and Plan of Reorganization with American Century Strategic Asset Allocations, Inc. The Agreement provides for the consolidation of Capital Manager with another American Century fund, the American Century Strategic
Allocation: Conservative Fund, a fund which has a similar investment objective and policies. The proposed consolidation will not decrease the dollar value of any shareholder's account.

    The Agreement was approved by shareholders of Capital Manager at a Special Meeting of Shareholders held on July 30, 1997. The reorganization is expected to occur on August 30, 1997. Following the reorganization, shareholders of Capital Manager will own shares of American Century Strategic Allocation: Conservative Fund in the same dollar amount as their Capital Manager shares at the close of business on August 30, 1997.

INVESTMENT POLICIES AND TECHNIQUES

    The following pages provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Trustees.

U.S. GOVERNMENT SECURITIES

    U.S. government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are supported by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

REPURCHASE AGREEMENTS

    In a repurchase agreement (or "repo"), the Fund buys a security at one price and simultaneously agrees to resell it to the seller at an agreed upon price on a specified date (usually within seven days from the date of purchase) or on demand. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon rate of return and that is unrelated to the interest rate on the underlying security. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

    Benham Management Corporation (the "Manager") attempts to minimize the risks associated with repurchase agreements by adhering to written guidelines which govern repurchase agreements. These guidelines strictly govern (1) the type of securities which may be acquired and held under repurchase agreements; (2) collateral requirements for sellers under repurchase agreements; (3) the amount of the Fund's net assets that may be committed to repurchase agreements that mature in more than seven days; and (4) the manner in which the Fund must take delivery of securities subject to repurchase agreements. Moreover, the Board of Trustees reviews and approves, on a quarterly basis, the creditworthiness of brokers, dealers and banks with whom the Fund may enter into repurchase agreements. The Fund may enter into a repurchase agreement only with an entity that appears on a list of those which have been approved by the Board as sufficiently creditworthy.

    The Fund has received permission from the Securities and Exchange Commission ("SEC") to participate in joint repurchase agreements collateralized by U.S. government securities with other mutual funds advised by the Fund's Manager. Joint repos are expected to increase the income the Fund can earn from repo transactions without increasing the risks associated with these transactions.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS

    The Fund may engage in securities transactions on a when-issued or forward commitment basis, in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).


2                                             AMERICAN CENTURY INVESTMENTS


    When purchasing securities on a when-issued or forward commitment basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. While the Fund will make commitments to purchase or sell securities on a when-issued or forward commitment basis with the intention of actually receiving or delivering them, it may nevertheless sell the securities before the settlement date if it is deemed advisable as a matter of investment strategy.

    In purchasing securities on a when-issued or forward commitment basis, the Fund will establish and maintain until the settlement date a segregated account consisting of cash or appropriate liquid assets including equity securities and debt securities of any grade in an amount sufficient to meet the purchase price. When the time comes to pay for when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, through sales of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable gains or losses.

    These types of transactions are executed simultaneously in what are known as "dollar-roll" or "cash-and-carry" transactions. For example, a broker-dealer may seek to purchase a particular security that the Fund owns. The Fund will sell that security to the broker-dealer and simultaneously enter into a forward commitment agreement to buy it back at a future date. This type of transaction generates income for the Fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.

    As an operating policy, the Fund will not commit more than 35% of its total assets to when-issued or forward commitment agreements. If fluctuations in the value of securities held cause more than 35% of the Fund's total assets to be committed under when-issued or forward commitment agreements, the Manager need not sell such commitment, but it will be restricted from entering into further agreements on behalf of the Fund until the percentage of assets committed to such agreements is reduced to 35%. In addition, as an operating policy, the Fund will not enter into when-issued or forward commitment transactions with settlement dates exceeding 120 days.

MORTGAGE-BACKED SECURITIES

    GENERAL. A mortgage-backed security represents an ownership interest in a pool of mortgage loans. The loans are made by financial institutions to finance home and other real estate purchases. As the loans are repaid, investors receive payments of both interest and principal.

    Like fixed-income securities, such as U.S. Treasury bonds, mortgage-backed securities pay a stated rate of interest over the life of the security. However, unlike a bond, which returns principal to the investor in one lump sum at maturity, mortgage-backed securities return principal to the investor in increments over the life of the security.

    Because the timing and speed of principal repayments vary, the cash flow on mortgage securities is irregular. If mortgage holders sell their homes, refinance their loans, prepay their mortgages, or default on their loans, the principal is distributed pro rata to investors.

    As with other fixed-income securities, the prices of mortgage securities fluctuate in response to changing interest rates; when interest rates fall, the prices of mortgage securities rise, and vice versa. Changing interest rates have additional significance for mortgage-backed securities investors, however, because they influence prepayment rates (the rates at which mortgage holders prepay their mortgages), which in turn affect the yields on mortgage-backed securities. When interest rates decline, prepayment rates generally increase. Mortgage holders take advantage of the opportunity to refinance their mortgages at lower rates with lower monthly payments. When interest rates rise, mortgage holders are less inclined to refinance their mortgages. The effect of prepayment activity on yield depends on whether the mortgage-backed security was purchased at a premium or at a discount.

    The Fund may get back principal sooner than it expected because of accelerated prepayments. Under these circumstances, the Fund might have to reinvest returned principal at rates lower than it would have earned if principal payments were made on schedule. Conversely, a mortgage-backed security may exceed


STATEMENT OF ADDITIONAL INFORMATION                                       3


its anticipated life if prepayment rates decelerate unexpectedly. Under these circumstances, the Fund might miss an opportunity to earn interest at higher prevailing rates.

    GINNIE MAE CERTIFICATES. The Government National Mortgage Association (" GNMA" or "Ginnie Mae") is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934 ("Housing Act"), as amended, authorizes Ginnie Mae to guarantee the timely payment of interest and repayment of principal on certificates that are backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or by Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944 (VA Loans), as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. Ginnie Mae has unlimited authority to borrow from the U.S. Treasury in order to meet its obligations under this guarantee.

    Ginnie Mae certificates represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed-rate level payment mortgage loans; (ii) fixed-rate graduated payment mortgage loans ("GPM"s); (iii) fixed-rate growing equity mortgage loans ("GEM"s); (iv) fixed-rate mortgage loans secured by manufactured (mobile) homes ("MH"s); (v) mortgage loans on multifamily residential properties under construction ("CLC"s); (vi) mortgage loans on completed multifamily projects ("PLC"s); (vii) fixed-rate mortgage loans that use escrowed funds to reduce the borrower's monthly payments during the early years of the mortgage loans (buydown mortgage loans); and (viii) mortgage loans that provide for payment adjustments based on periodic changes in interest rates or in other payment terms of the mortgage loans.

    FANNIE MAE CERTIFICATES. The Federal National Mortgage Association ("FNMA" or "Fannie Mae") is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was reorganized as a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae acquires capital from investors who would not ordinarily invest in mortgage loans directly and thereby expands the total amount of funds available for housing. This money is used to buy home mortgage loans from local lenders, which replenishes the supply of capital for additional mortgage lending.

    Fannie Mae certificates represent a pro rata interest in one or more pools of FHA Loans, VA Loans, or, most commonly, conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by a governmental agency) of the following types: (i) fixed-rate level payment mortgage loans; (ii) fixed-rate growing equity mortgage loans; (iii) fixed-rate graduated-payment mortgage loans; (iv) adjustable-rate mortgage loans; and (v) fixed-rate mortgage loans secured by multifamily projects.

    Fannie Mae certificates entitle the registered holder to receive amounts representing a pro rata interest in scheduled principal and interest payments (at the certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), any principal prepayments, and a proportionate interest in the full principal amount of any foreclosed or otherwise liquidated mortgage loan. The full and timely payment of interest and repayment of principal on each Fannie Mae certificate is guaranteed by Fannie Mae; this guarantee is not backed by the full faith and credit of the U.S. government.

    FREDDIE MAC CERTIFICATES. The Federal Home Loan Mortgage Corporation (" FHLMC" or "Freddie Mac") is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970 ("FHLMC Act"), as amended. Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit. Its principal activity consists of purchasing first-lien conventional residential mortgage loans (and participation interest in such mortgage loans) and reselling these loans in the form of mortgage-backed securities, primarily Freddie Mac certificates.

    Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a Freddie Mac certificate group) purchased by Freddie Mac. The mortgage loans underlying Freddie Mac certificates


4                                             AMERICAN CENTURY INVESTMENTS


consist of fixed- or adjustable-rate mortgage loans with original terms to maturity of 10 to 30 years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet standards set forth in the FHLMC Act. A Freddie Mac certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans, and participations constituting another Freddie Mac certificate group.

    Freddie Mac guarantees to each registered holder of a Freddie Mac certificate the timely payment of interest at the rate provided for by the certificate. Freddie Mac also guarantees ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but generally does not guarantee the timely repayment of principal. Freddie Mac may remit principal at any time after default on any underlying mortgage loan, but no later than 30 days following: (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, and in any event no later than one year after demand has been made upon the mortgager for accelerated payment of principal. Obligations guaranteed by Freddie Mac are not backed by the full faith and credit of the U.S. government.

    COLLATERALIZED MORTGAGE OBLIGATIONS ("CMO"S). A CMO is a multiclass bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (i) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (ii) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (iii) unsecuritized conventional mortgages, or (iv) any combination thereof.

    In structuring a CMO, an issuer distributes cash flow from the underlying collateral over a series of classes called "tranches." Each CMO is a set of two or more tranches with average lives and cash flow patterns designed to meet specific investment objectives. The average life expectancies of the different tranches in a four-part deal, for example, might be two, five, seven, and 20 years.

    As payments on the underlying mortgage loans are collected, the CMO issuer pays the coupon rate of interest to the bondholders in each tranche. At the outset, scheduled and unscheduled principal payments go to investors in the first tranches. Investors in later tranches do not begin receiving principal payments until the prior tranches are paid off. This basic type of CMO is known as a "sequential pay" or "plain vanilla" CMO.

    Some CMOs are structured so that the prepayment or market risks are transferred from one tranche to another. Prepayment stability is improved in some tranches if other tranches absorb more prepayment variability.

    The final tranches of a CMO often take the form of a Z-bond, also known as an "accrual bond" or "accretion bond." Holders of these securities receive no cash until the earlier tranches are paid in full. During the period that the other tranches are outstanding, periodic interest payments are added to the initial face amount of the Z-bond but are not paid to investors. When the prior tranches are retired, the Z-bond receives coupon payments on its higher principal balance, plus any principal prepayments from the underlying mortgage loans. The existence of a Z-bond tranche helps stabilize cash flow patterns in the other tranches. In a changing interest rate environment, however, the value of the Z-bond tends to be more volatile.

    As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under various prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

    The existence of a PAC or TAC tranche can create higher levels of risk for other tranches in the CMO because the stability of the PAC or TAC tranche is achieved by creating at least one other tranche known as a companion bond, support, or non-PAC bond that absorbs the variability of principal cash flows. Because companion bonds have a high degree of average life variability, they generally pay a higher yield. A TAC bond can have some of the prepayment variability of a companion bond if there is also a PAC bond in the CMO issue.


STATEMENT OF ADDITIONAL INFORMATION                                      5


    Floating-rate CMO tranches ("floaters") pay a variable rate of interest that is usually tied to the London Interbank Offered Rate ("LIBOR"). Institutional investors with short-term liabilities, such as commercial banks, often find floating-rate CMOs attractive investments. "Super floaters" (which float a certain percentage above LIBOR) and "inverse floaters" (which float inversely to LIBOR) are variations on the floater structure with highly variable cash flows.

CONVERTIBLE SECURITIES

    The Fund may buy securities that are convertible into common stock. Listed below are brief descriptions of the various types of convertible securities the Fund may buy.

    Convertible bonds are issued with lower coupons than nonconvertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value, and the option to convert to common shares becomes more valuable.

    Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

    Warrants entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of its underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

FOREIGN SECURITIES

    The Fund's investments in securities of foreign issuers may subject the Fund to additional investment risks.

    Investing in foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile.

    Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding or other taxes, brokerage commissions, and custodial fees, are generally higher than for U.S. investments.

    Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less governmental supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

    Investing abroad carries political and economic risks distinct from those associated with investing in the U.S. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment, or restrictions on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

    To offset the currency risks associated with investing in securities of foreign issuers, the Fund may hold foreign currency deposits and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and


6                                             AMERICAN CENTURY INVESTMENTS


other costs, although commissions usually are not charged.

    Currencies may be exchanged on a spot (i.e. cash) basis or by entering into forward contracts to purchase or sell foreign currencies at future date and price. By entering into a forward contract to buy or sell the amount of foreign currency involved in a security transaction for a fixed amount of U.S. dollars, the Manager can protect the Fund against losses resulting from adverse changes in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. However, it should be noted that using forward contracts to protect the Fund's foreign investments from currency fluctuations does not eliminate fluctuations in the prices of the underlying securities themselves. Forward contracts simply establish a rate of exchange that can be achieved at some future point in time. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also limit any gain that might result if the hedged currency's value were to increase.

    Foreign exchange dealers do not charge fees for currency conversions. Instead, they realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. A dealer may offer to sell a foreign currency at one rate while simultaneously offering a lesser rate of exchange on the purchase of that currency.

DEPOSITARY RECEIPTS

    American Depositary Receipts and European Depositary Receipts ("ADR"s and " EDR"s) are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. ADRs and EDRs can be sponsored or unsponsored.

    Sponsored ADRs and EDRs are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored ADRs and EDRs are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of the unsponsored ADR or EDR.

RESTRICTED SECURITIES

    Restricted securities held by the Fund generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund may be required to pay all or a part of the registration expense, and a considerable period may elapse between the time it decides to seek registration of the securities and the time it is permitted to sell them under an effective registration statement. If, during this period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to try to register the securities initially.

SECURITIES LENDING

    The Fund may lend its portfolio securities to earn additional income. If a borrower defaulted on a securities loan, the Fund could experience delays in recovering the securities it loaned; if the value of the loaned securities increased in the meantime, the Fund could suffer a loss.

    To minimize the risk of default on securities loans, the Manager adheres to guidelines prescribed by the Board of Trustees governing lending of securities. These guidelines strictly govern (1) the type and amount of collateral that must be received by the Fund; (2) the circumstances under which additions to that collateral must be made by borrowers; (3) the return received by the Fund on the loaned securities; (4) the limitations on the percentage of Fund assets on loan; and (5) the credit standards applied in evaluating potential borrowers of portfolio securities. In addition, the guidelines require that the Fund have the option to terminate any loan of a portfolio security at any time and set requirements for recovery of securities from borrowers.

    If a borrower fails financially, there may be delays in recovering loaned securities and a loss in the value of collateral. However, loans will only be made to parties that meet the guidelines prescribed by the Board of Trustees.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    The Manager may engage in foreign currency exchange transactions on behalf of the Fund to manage currency risk. Foreign currencies may be purchased and sold regularly, either in the spot (i.e., cash)


STATEMENT OF ADDITIONAL INFORMATION                                      7


market or in the forward market (through forward foreign currency exchange contracts, or "forward contracts"). Foreign exchange dealers do not charge fees for currency conversions. Instead, they realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. A dealer may offer to sell a foreign currency at one rate while simultaneously offering a lesser rate of exchange on the purchase of that currency.

    When the Fund agrees to buy or sell a security denominated in a foreign currency, it may enter into a forward contract to "lock in" the U.S. dollar price of the security. By entering into a forward contract to buy or sell the amount of foreign currency involved in the underlying securities transaction for a fixed amount of U.S. dollars, the Manager can protect the Fund against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency between the security's purchase or sale date and its payment date. This type of transaction is sometimes referred to as a "position hedge."

    In addition to position hedges, the Manager may engage in "cross-hedging" transactions on behalf of the Fund. Cross hedging involves entering into a forward contract to sell one foreign currency and buy another. The Manager may employ a cross-hedging strategy on behalf of the Fund if it believes that one foreign currency (in which a portion of the Fund's foreign currency holdings are denominated) will change in value relative to the U.S. dollar differently than another foreign currency.

    Successful use of forward contracts depends on the Manager's skill in analyzing and predicting currency values. Forward contracts could result in losses to the Fund if currencies do not perform as anticipated. The advisor uses forward contracts for currency hedging purposes only. The adviser does not use forward contracts for speculative purposes. The Fund is not required to enter into forward contracts with regard to its foreign holdings and will not do so unless it is deemed appropriate by the advisor.

    The Fund's assets are valued daily in U.S. dollars, although foreign currency holdings are not physically converted into U.S. dollars on a daily basis.

    The currency management techniques discussed above are limited by various constraints, including the intention to protect the U.S. tax status of the Fund as a regulated investment company.

SHORT SALES AND PUT OPTIONS ON INDIVIDUAL SECURITIES

    The Fund may buy puts and enter into short sales with respect to stocks underlying its convertible security holdings. For example, if the Manager anticipates a decline in the price of the stock underlying a convertible security the Fund holds, it may purchase a put option on the stock or sell the stock short. If the stock price subsequently declines, the proceeds of the short sale or an increase in the value of the put option could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security.

    When a Fund enters into a short sale, it will be required to set aside cash or appropriate liquid assets in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

FUTURES AND OPTIONS TRANSACTIONS

    Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. government agency.

    Although futures contracts, by their terms, call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. Closing out a futures position is done by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold, or selling a contract that has previously been bought).

    To initiate and maintain open positions in futures contracts, the Fund is required to make a good faith margin deposit in cash or government securities with a broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not


8                                             AMERICAN CENTURY INVESTMENTS


terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish deposit requirements that are higher than the exchange minimums.

    After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay additional "variation" margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the futures broker as long as the contract remains open and do not constitute margin transactions for purposes of the Fund's investment restrictions.

    Those who trade futures contracts may be broadly classifed as either " hedgers" or "speculators." Hedgers, such as the Fund, use the futures markets primarily to offset unfavorable changes in the value of securities they hold or expect to acquire for investment purposes. Speculators are less likely to own the securities underlying the futures contracts they trade and are more likely to use futures contracts with the expectation of realizing profits from fluctuations in the prices of the underlying securities. The Fund will not utilize futures contracts for speculative purposes.

    Although techniques other than trading futures contracts can be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

    PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price if a liquid secondary market exists.

    The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

    WRITING PUT AND CALL OPTIONS. If the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party chooses to exercise the option. When writing an option on a futures contract, the Fund will be required to make margin payments to a broker or custodian as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

    If security prices were to rise, a put writer would generally expect to profit, although the gain would be limited to the amount of the premium received. If security prices were to remain the same over time, the writer would likely also profit by being able to


STATEMENT OF ADDITIONAL INFORMATION                                    9


close out the option at a lower price. If security prices were to fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

    Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price even if its current value is greater, a call writer gives up some ability to participate in security price increases.

    COMBINED POSITIONS. The Fund may purchase and write options in combination with other options or in combination with futures or forward contracts in order to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    OVER-THE-COUNTER (OTC) OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded. The risk of illiquidity is also greater with OTC options because these options generally can be closed out only by negotiation with the other party to the option.

    OPTIONS ON FUTURES. By purchasing an option on a futures contract, the Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed "strike" price. The Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require the Fund to make margin payments unless the option is exercised.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded futures and options contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in futures and options contracts based on securities with different issuers, maturities, or other characteristics than the securities in which they typically invest (for example, by hedging intermediate-term securities with a futures contract based on an index of long-term bond prices); this involves a risk that the futures position will not track the performance of the Fund's other investments.

    Options and futures prices can diverge from the prices of their underlying instruments even if the underlying instruments correlate well with the Fund's investments. Options and futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in an effort to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's


10                                             AMERICAN CENTURY INVESTMENTS


options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    FUTURES AND OPTIONS CONTRACTS RELATING TO FOREIGN CURRENCIES. The Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with currency futures or forward contracts.

    Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges and have standard contract sizes and delivery dates. Most currency futures contracts call for payment or delivery in U.S. dollars.

    The uses and risks of currency futures are similar to those of futures and options relating to securities or indexes, as described above. Currency futures and options values can be expected to correlate with exchange rates but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a German-mark-denominated security from a decline in the German mark, but it will not protect the Fund against a price decline resulting from a deterioration in the issuer's creditworthiness.

    LIQUIDITY OF FUTURES CONTRACTS AND OPTIONS. There is no assurance a liquid secondary market will exist for any particular futures contract or option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for futures contracts and options and may halt trading if a contract's price moves upward or downward more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract were not liquid, because of price fluctuation limits or otherwise, prompt liquidation of unfavorable positions could be difficult or impossible, and the Fund could be required to continue holding a position until delivery or expiration regardless of changes in its value. Under these circumstances, the Fund's access to assets held to cover its future positions could also be impaired.

    Futures and options trading on foreign exchanges may not be regulated as effectively as similar transactions in the United States and may not involve clearing mechanisms or guarantees similar to those available in the United States. The value of a futures contract or option traded on a foreign exchange may be adversely affected by the imposition of different exercise and settlement terms, trading procedures, and margin requirements, and lesser trading volume.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS

    The Fund has filed a notice of eligibility for exclusion as a "commodity pool operator" with the CFTC and the National Futures Association, which regulates trading in the futures markets. The Fund intends to comply with
Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and options premiums.

    The Fund may enter into futures transactions (including related options) for hedging purposes without regard to the percentage of assets committed to initial margin and for other than hedging purposes provided that assets committed to initial margin deposits on such instruments, plus premiums paid for open futures options positions, less the amount by which any such positions are "
in-the-money," do not exceed 5% of the Fund's total assets. To the extent required by law, the Fund will set aside cash or appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options. Financial futures or options purchased or sold by the Fund will be standardized and traded through the facilities of a U.S. or foreign securities association or listed on a U.S. or foreign securities or commodities exchange, board of trade, or similar entity, or quoted on an automatic quotation system, except that the Fund may effect transactions in over-the-counter options with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. In addition, the Fund has undertaken to limit aggregate premiums paid on all options purchased by the Fund to no more than 20% of the Fund's total net asset value.


STATEMENT OF ADDITIONAL INFORMATION                                       11


    The Fund intends to comply with tax rules applicable to regulated investment companies, including a requirement that gains from the sale of securities and certain other assets held less than three months constitute less than 30% of the Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit the Fund's investments in these instruments.

INVESTMENT RESTRICTIONS

    The Fund's investment restrictions set forth below are fundamental and may not be changed without approval of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940.

    THE FUND MAY NOT:

  (1) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, at the time of such investment, (a) more than 5% of its total assets would be invested in the securities of that issuer, or
         (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

  (2) Borrow money except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes provided that the Fund maintains asset coverage of at least 300% for all such borrowings. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Fund may borrow money for temporary or emergency purposes from other funds or portfolios for which the Manager is the investment advisor, or from a joint account of such funds or portfolios, as permitted by federal regulatory agencies, and provided it has received any necessary exemptive order from the Securities and Exchange Commission.

  (3) Act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

  (4) Purchase or sell real estate or real estate limited partnerships, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or readily marketable securities of issuers engaged in the real estate business); physical commodities; contracts relating to physical commodities; or interests in oil, gas and/or mineral exploration development programs or leases. This restriction shall not be deemed to prohibit the Fund from purchasing or selling currencies; entering into futures contracts on securities, currencies, or on indexes of such securities or currencies, or any other financial instruments; and purchasing and selling options on such futures contracts.

  (5) Make loans to others, except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Fund's investment objective and policies.

  (6) Issue senior securities, except as permitted under the Investment Company Act of 1940.

  (7) Purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry. However, this limitation does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

    The Fund is also subject to the following restrictions that are not fundamental and may, therefore, be changed by the Board of Trustees without shareholder approval.

    THE FUND MAY NOT:

  (a) Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities.

  (b) Purchase warrants, valued at the lower of cost or market, in excess of 10% of the Fund's net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.


12                                             AMERICAN CENTURY INVESTMENTS


  (c) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin.

  (d) Invest in securities that are not readily marketable, or that are illiquid because they are subject to legal or contractual restrictions on resale (collectively, "illiquid securities") if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities.

  (e) Acquire or retain the securities of any other investment company if, as a result, more than 3% of such investment company's outstanding shares would be held by the Fund, more than 5% of the value of the Fund's assets would be invested in shares of such investment company, or more than 10% of the value of the Fund's assets would be invested in shares of investment companies in the aggregate, except in connection with a merger, consolidation, acquisition, or reorganization or as otherwise permitted by applicable law.

  (f) Invest in securities of an issuer that, together with any predecessor or unconditional guarantor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities, except obligations issued or guaranteed by the U.S. government or its agencies.

    Unless  otherwise   indicated,   percentage   limitations  included  in  the
restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

    For purposes of the Fund's investment restrictions, the party identified as the "issuer" of a municipal security depends on the form and conditions of the security. When the assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed the sole issuer. Similarly, in the case of an Industrial Development Bond ("IDB"), if the bond were backed only by the assets and revenues of a non-governmental user, the non-governmental user would be deemed the sole issuer. If, in either case, the creating government or some other entity were to guarantee the security, the guarantee would be considered a separate security and treated as an issue of the guaranteeing entity.

PORTFOLIO TRANSACTIONS

    The Fund's assets are invested by the Manager in a manner consistent with the Fund's investment objectives, policies, and restrictions, and with any instructions the Board of Trustees may issue from time to time. Within this framework, the Manager is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund.

    In placing orders for the purchase and sale of portfolio securities, the Manager will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Trustees may issue from time to time. The Manager will select broker-dealers to execute portfolio transactions on behalf of the Fund solely on the basis of best price and execution.

    The Fund's annual portfolio turnover rate for the fixed-income portion of its portfolio is not expected to exceed 250%; the equity portion of its portfolio is not expected to exceed 150%. These turnover rates may vary from year to year. Because a higher turnover rate increases transaction costs and may increase taxable gains, the advisor carefully weighs the potential benefits of short-term investing against these considerations.

VALUATION OF PORTFOLIO SECURITIES

    The Fund's net asset value per share ("NAV") is calculated as of the close of business of the New York Stock Exchange (the "Exchange") usually at 3 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1997: New Year's Day (observed), Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed).


STATEMENT OF ADDITIONAL INFORMATION                                    13


    Although the Fund expects the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

    Securities are valued at market, depending upon the market or exchange on which they trade. Price quotations for exchange-listed securities are taken from the primary exchanges on which these securities trade. Securities traded on exchanges will be valued at their last sale prices. If no sale is reported, the mean between the latest bid and asked prices is used. Securities traded over-the-counter will be valued at the mean between the latest bid and asked prices. Fixed-income securities are priced at market value on the basis of market quotations supplied by independent pricing services. Trading of securities in foreign markets may not take place on every day the Exchange is open, and trading takes place in various foreign markets on days on which the Exchange and the Fund's offices are not open and the Fund's net asset value is not calculated. The Fund's net asset value may be significantly affected on days when shareholders have no access to the Fund. Securities for which market quotations are not readily available, or which may change in value due to events occuring after their primary exchange has closed for the day, are valued at fair market value as determined in good faith under the direction of the Board of Trustees.

    If no sale is reported, the mean between the latest bid and asked prices is used. Securities traded over-the-counter will be valued at the mean between the latest bid and asked prices.

PERFORMANCE

    The Fund's yields and total returns may be quoted in advertising and sales literature. These figures, as well as the Fund's share price will vary. Past performance should not be considered as indicative of future results.

    Yield quotations are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing the Fund's net investment income by its share price on the last day of the period, according to the following formula:


    YIELD = 2 [(a - b + 1)6 - 1]
                ------
                 cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

    Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year-to-year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

    The Fund's average annual total returns for the one-year and life-of-fund periods ended November 30, 1996, are indicated in the following table.

                  Average Annual Total Return
---------------------------------------------------
One Year                    15.58%

Life-of-Fund*               17.65%
---------------------------------------------------
* Since Fund inception on December 1, 1994.


    In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to total return.

    The Fund's performance may be compared with the performance of other mutual funds tracked by


14                                             AMERICAN CENTURY INVESTMENTS


mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike American Century funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

    Indexes may assume reinvestment of dividends, but, generally, they do not reflect administrative and management costs such as those incurred by a mutual fund.

    Occasionally statistics may be used to illustrate Fund volatility or risk. Measures of volatility or risk generally are used to compare the Fund's net asset value or performance to a market index. One measure of volatility is " beta." Beta expresses Fund volatility relative to the total market as represented by the S&P 500. A beta of more than 1.00 indicates volatility greater than that of the market, and a beta of less than 1.00 indicates volatility less than that of the market. Another measure of volatility or risk is "standard deviation." Standard deviation is used to measure variability of net asset value or total return relative to an average over a specified period of time. The premise is that greater volatility connotes greater risk undertaken to achieve desired performance.

    The Fund's shares are sold without a sales charge (load). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies.

TAXES

    The Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, the Fund will not incur federal income or state taxes on its net investment income and net realized capital gains distributed to shareholders.

    The Fund may be subject to a 4% excise tax on a portion of its undistributed income. To avoid the tax, the Fund must timely distribute annually at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and at least 98% of its capital gain net income for the 12-month period ending, as a general rule, on October 31st of the calendar year. Any dividend declared by the Fund in October, November or December of any year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31st of such year provided that such dividend is actually paid by the Fund during January of the following year.

    The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules


STATEMENT OF ADDITIONAL INFORMATION                                      15


could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for relief from income and excise taxes. The Fund will monitor its transactions and may make such tax elections as Fund management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts, or hedged investments. The Fund's status as a regulated investment company may limit its transactions involving foreign currency, futures, options, and forward contracts.

    Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies and certain forward currency contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security or contract is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to shareholders as ordinary income and correspondingly decrease or increase distributions of capital gains.

    The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFIC"s). In general, a foreign corporation is classified as a PFIC is at least one-half of its assets constitute passive investment-type assets or 75% or more of its gross income is passive investment-type income. Certain distributions from a PFIC and gains from the sale of PFIC shares are treated as excess distributions. These excess distributions and gains may subject the Fund to non-deductible federal income tax.

    The Fund will monitor its transactions and may make such tax elections as Fund management deems appropriate with respect to its holdings in PFICs. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

    Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss, and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on excess distributions from PFIC shares, the amount that must be distributed to shareholders, which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially compared to a fund that did not invest in PFIC shares.

    Earnings derived by the Fund from sources outside the United States may be subject to non-U.S. withholding and possibly other taxes. Such taxes may be reduced or eliminated under the terms of a U.S. income tax treaty, and the Fund generally intends to undertake any procedural steps required to claim the benefits of such a treaty. Generally, such taxes will reduce the Fund's income distributable to shareholders. This Fund will not qualify to pass through any such foreign taxes to the Fund's shareholders.

    Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are originally issued at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Therefore, distribution of this income may be required even though the Fund would not have received the cash with which to make the distribution.

    Some of the debt securities may be purchased in the secondary market by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security previously included in the Fund's investment company taxable income. At the election of the Fund, market discount accrues for tax purposes on a daily basis for each day


16                                             AMERICAN CENTURY INVESTMENTS


the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity that takes into account the semiannual compounding of interest.

    Generally, the Fund will be required to distribute to shareholders dividends representing the accretion of discounts on debt securities that are currently includable in income, even if cash representing such income has not been received by the Fund. Cash to pay such dividends may be obtained from proceeds of sales of securities held by the Fund.

    Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit the Fund's ability to make sufficient distributions to satisfy the 90% income tax and 98% excise tax distribution requirements.

    Ordinarily, the Fund will declare and pay dividends of net investment income quarterly and make distributions of net realized capital gains, if any, at least annually.

    Upon redeeming, selling, or exchanging shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares liquidated. The gain or loss generally will be a capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term depending on the length of time the shares were held. However, a loss recognized by a shareholder in the disposition of shares on which capital gain dividends were paid (or deemed paid) before the shareholder had held his or her shares for more than six months would be treated as a long-term capital loss for tax purposes.

    A gain realized on the redemption, sale, or exchange of shares would not be affected by the reacquisition of shares. The deduction of a loss realized on a redemption, sale, or exchange of shares would be disallowed to the extent that the shares disposed of were replaced (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the disposal date. Under such circumstances, the basis of the shares acquired would be adjusted to reflect the disallowed loss.

    The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences. The Fund's distributions may also be subject to state, local, or foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. To determine whether the Fund is a suitable investment based on his or her tax situation prospective investor may wish to consult a tax advisor.

ABOUT AMERICAN CENTURY MANAGER FUNDS

    American Century Manager Funds (the "Trust") is a registered open-end management investment company that was organized as a Massachusetts business trust on July 12, 1994. The Trust was formerly known as "Benham Manager Funds." American Century Capital Manager Fund (formerly known as "Benham Capital Manager Fund" until January 1997) is currently the sole series of the Trust. The Board of Trustees may create additional series from time to time.

    The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in series (funds). Shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights.

    If additional series were created by the Board of Trustees, each series would vote separately on matters affecting that series exclusively. Voting rights are not cumulative so that investors holding more than 50% of the Trust's outstanding shares may elect a Board of Trustees. The Trust instituted dollar-based voting, meaning that the number of votes you are entitled to is based upon the dollar amount of your investment. The election of Trustees is determined by the votes received from all Trust shareholders without regard to whether a majority of shares of any one series voted in favor of a particular nominee or all nominees as a group. Shareholders have equal rights to dividends and distributions declared by the Fund and to the net assets of the Fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the Fund.

    Shareholders  of  a  Massachusetts   business  trust  could,  under  certain
circumstances, be held personally liable for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder


STATEMENT OF ADDITIONAL INFORMATION                                     17


liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

    CUSTODIAN BANKS: Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, New York 11245 and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64106 serve as custodians of the Fund's assets. Services provided by the custodian banks include (a) settling portfolio purchases and sales, (b) reporting failed trades, (c) identifying and collecting portfolio income, and (d) providing safekeeping of securities. The custodians take no part in determining the Fund's investment policies or in determining which securities are sold or purchased by the Fund.

    INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 1000 Walnut, Suite 1600, Kansas City, Missouri 64106, serves as the Trust's independent auditors and provides services including the audit of annual financial statements.

    For the current fiscal year, which started on December 1, 1996, the Trustees of the Fund have selected Coopers & Lybrand LLP to serve as independent auditors of the Fund. The address of Coopers & Lybrand LLP is City Center Square, 1100 Main Street, Suite 900, Kansas City, Missouri 64105-2140.

TRUSTEES AND OFFICERS

    The Trust's activities are overseen by a Board of Trustees, including six independent Trustees. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Trust (as defined in the Investment Company Act of 1940) by virtue of, among other considerations, their affiliation with either the Trust; the Trust's investment advisor, Benham Management
Corporation; the Trust's agent for transfer and administrative services, American Century Services Corporation (ACS); the Trust's distribution agent, American Century Investment Services, Inc. (ACIS); their parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; or other funds advised by the Manager. Each Trustee listed below also serves as a Trustee or Director of other funds advised by the Manager. Unless otherwise noted, dates in parentheses indicate the date the Trustee or officer began his or her service in a particular capacity. The Trustees' and officers' address, with the exception of Mr. Stowers III and Ms. Roepke, is 1665 Charleston Road, Mountain View, California 94043. The address of Mr. Stowers III and Ms. Roepke is 4500 Main Street, Kansas City, Missouri 64111.

TRUSTEES

    *JAMES M. BENHAM, Chairman of the Board of Trustees (1994); President and Chief Executive Officer (1996). Mr. Benham is also President and Chairman of the Board of the Manager (1971); and a member of the Board of Governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

    ALBERT A. EISENSTAT, independent Trustee (1995). Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

    RONALD J. GILSON, independent Trustee (1995). Mr. Gilson is Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law
(1992); counsel to Marron, Reid & Sheehy (a San Francisco law firm, 1984).

    MYRON S. SCHOLES, independent Trustee (1994). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School


18                                             AMERICAN CENTURY INVESTMENTS


of Business (1983), a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

    KENNETH E. SCOTT, independent Trustee (1994). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Management (1994).

    ISAAC STEIN, independent Trustee (1994). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de
Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

    *JAMES E. STOWERS III, Trustee (1995). Mr. Stowers III is Chief Executive Officer and Director of ACC; President, Chief Executive Officer and Director of ACS and ACIS.

    JEANNE D. WOHLERS, independent Trustee (1994). Ms. Wohlers is a private investor, and an independent Director and Partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).

OFFICERS

    *JAMES M. BENHAM, President and Chief Executive Officer (1996).

    *WILLIAM M. LYONS, Executive Vice President (1996); President, Chief Operating Officer and General Counsel of ACC; Executive Vice President, Chief Operating Officer and General Counsel of ASC and ACIS; Assistant Secretary of ACC; Secretary of ACS and ACIS.

    *DOUGLAS A. PAUL, Secretary (1994), Vice President (1994), and General Counsel (1994), Secretary, and Vice President of the funds advised by the Manager.

    *ROBERT J. LEACH, Controller (1996).

    *MARYANNE ROEPKE, CPA, Chief Financial Officer and Treasurer (1995), Vice President and Assistant Treasurer of ACS.

    As of February 28, 1997, the Trust's officers and Trustees, as a group, owned less than 1% of the Fund's total shares outstanding.

    The table on page 20 summarizes the compensation that the Trustees of the Fund received for the Fund's fiscal year ended November 30, 1996, as well as the compensation received for serving as Director or Trustee of all other funds advised by the Manager.

MANAGEMENT

    The Fund has an investment advisory agreement with Benham Management Corporation, dated June 1, 1995, that was approved by shareholders on May 31, 1995.

    The Manager is a California corporation and became a wholly owned subsidiary of ACC on June 1, 1995. The Manager has served as investment advisor to the Fund since the Fund's inception. ACC is a holding company that owns all of the stock of the operating companies that provide the investment management, transfer agency, shareholder service, and other services for the American Century funds. James E. Stowers, Jr., controls ACC by virtue of his ownership of a majority of its common stock. The Manager has been a registered investment advisor since 1971.

    The Fund's agreement with the Manager continues for an initial period of two years and thereafter from year to year provided that, after the initial two year period, it is approved at least annually by vote of either a majority of the Fund's outstanding voting securities or by vote of a majority of the Fund's Trustees, including a majority of those Trustees who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

    The investment advisory agreement is terminable on 60 days' written notice, either by the Fund or by the Manager, to the other party, and terminates automatically in the event of its assignment.

    Pursuant to the investment advisory agreement, the Manager provides the fund with investment advice and portfolio management services in accordance with the Fund's investment objective, policies, and restrictions. The Manager determines what securities will be purchased and sold by the Fund and assists the Trust's officers in carrying out decisions made by the Board of Trustees.

    For these services, the Fund pays the Manager a monthly investment advisory fee based on its pro rata


STATEMENT OF ADDITIONAL INFORMATION                                    19


share of the dollar amount derived from applying the Trust's average daily net assets to the following investment advisory fee rate schedule:


          0.65% of the first $100 million;
          0.60% of the next $100 million;
          0.55% of the next $100 million;
          0.50% of the next $100 million;
          0.45% of the next $100 million;
          0.37% of the next $1 billion;
          0.34% of the next $1 billion;
          0.31% of the next $1 billion;
          0.30% of the next $1 billion;
          0.29% of the next $1 billion;
          0.28% of the next $1 billion; and
          0.27% of the average daily net assets over $6.5 billion


    Investment advisory fee paid by the Fund for the fiscal years ended November 30, 1995 and 1996, are $22,524 and $332,953, respectively. Fee amounts are net of reimbursements.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111, (ACS) acts as transfer, administrative services and dividend paying agent for the Fund. ACS provides facilities, equipment and personnel to the Fund and is paid for such services by the Fund. For administrative services, the Fund pays ACS a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the funds advised by the Manager to the following administrative fee rate schedule:


Group Assets                       Administrative Fee Rate
-------------------------------------------------------------------------
up to $4.5 billion                            .11%

up to $6 billion                              .10

up to $9 billion                              .09

over $9 billion                               .08
-------------------------------------------------------------------------


    For transfer agent services, the Fund pays ACS a monthly fee of $1.1875 for each shareholder account maintained and $1.35 for each shareholder transaction executed during that month.

    The Fund paid $29,031 and $78,439 in administrative service fees and $59,873 and $87,034 in transfer agent fees net of reimbursements for the fiscal years ended November 30, 1995 and 1996, respectively.

DISTRIBUTION OF FUND SHARES

    The Fund's shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Fund's shares. The Fund does not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

TRUSTEE COMPENSATION FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1996

                        Aggregate     Pension or Retirement       Estimated         Total Compensation
  Name of            Compensation   Benefits Accrued As Part    Annual Benefits   From the American Century
  Trustee*           From The Fund       of Fund Expenses       Upon Retirement      Family of Funds**
-----------------------------------------------------------------------------------------------------------------------

Albert A. Eisenstat     $3,112          Not Applicable          Not Applicable            $70,500

Ronald J. Gilson         3,091          Not Applicable          Not Applicable             67,500

Myron S. Scholes         3,067          Not Applicable          Not Applicable             64,000

Kenneth E. Scott         3,154          Not Applicable          Not Applicable             80,273

Ezra Solomon***          3,093          Not Applicable          Not Applicable             65,000

Isaac Stein              3,100          Not Applicable          Not Applicable             69,500

Jeanne D. Wohlers        3,132          Not Applicable          Not Applicable             75,250
-----------------------------------------------------------------------------------------------------------------------
* Interested Trustees receive no compensation for their services as such.
** Includes compensation paid by the fifteen investment company members of the
American Century family of funds.
*** Retired December, 1996.


20                                             AMERICAN CENTURY INVESTMENTS


 DIRECT FUND EXPENSES

    The Fund pays certain operating expenses that are not assumed by the Manager or ACS. These include fees and expenses of the independent Trustees; custodian, audit, tax preparation, and pricing fees; fees of outside counsel and counsel employed directly by the Trust; costs of printing and mailing prospectuses, statements of additional information, notices, proxy statements, confirmations, and reports to shareholders; fees for registering the Fund's shares under federal and state securities laws; brokerage fees and commissions; trade association dues; costs of fidelity and liability insurance policies covering the fund; costs for incoming WATS lines maintained to receive and handle shareholder inquiries; and organizational costs.

EXPENSE LIMITATION AGREEMENT

    The Manager may recover amounts absorbed on behalf of the fund during the preceeding 11 months if, and to the extent that, for any given month, the fund's expense limit in effect at that time. The Manager has agreed to limit the Fund's expenses to 1.00% of the Fund's average daily net assets.

    Net amounts absorbed or recouped for the fiscal years ended November 30, 1995 and 1996, are indicated below.


Fiscal Year            Net Reimbursements (Recoupments)
--------------------------------------------------------------
1995                               $183,426

1996                               $140,418
--------------------------------------------------------------

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

    The Fund's shares are continuously offered at NAV. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

    American Century may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Trust or one of its series; to avoid jeopardizing a portfolio's tax status; or whenever, in the Manager's opinion, such rejection is in the Trust's or a series' best interest. ACS charges neither fees nor commissions on the purchase and sale of fund shares. However, ACS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks or stop-payment requests. See the Investor Services Guide for more information.

    As of February 28, 1997, to the knowledge of the Trust, no shareholder was the record holder or beneficial owner of 5% or more of the Fund's total shares outstanding.

OTHER INFORMATION

    For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.


STATEMENT OF ADDITIONAL INFORMATION                                       21



P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

www.americancentury.com

                            [american century logo]
                                    American
                                  Century(sm)

9708           [recycled logo]
SH-BKT-9210       Recycled

                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

                              PROSPECTUS SUPPLEMENT
                         Income & Growth o Equity Growth
                         SUPPLEMENT DATED JULY 31, 1997
                          Prospectus dated May 1, 1997

SPECIAL MEETING OF SHAREHOLDERS

At a Special Meeting of Shareholders held on July 30, 1997, shareholders of the Funds approved, among other things, a new Management Agreement between the Funds with American Century Investment Management, Inc. This new Management Agreement will become effective on August 1, 1997, and replaces the Funds' current investment advisory agreement with Benham Management Corporation, an affiliate of American Century Investment Management, Inc.

At the meeting, shareholders of the Funds also ratified the selection of Coopers & Lybrand LLP as the independent auditors for each Fund's current fiscal year and approved the adoption of standardized investment limitations by amending or eliminating certain of the Funds' fundamental investment limitations. The changes resulting from the Special Meeting of Shareholders are reflected in this Prospectus Supplement and in the revised Statement of Additional Information of the Funds.

TRANSACTION AND OPERATING EXPENSE TABLE

The table and the text appearing on page 4 of the Prospectus are deleted and replaced in their entirety with the following:

                                                                 Income & Growth
                                                                   Equity Growth

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases.....................         none
Maximum Sales Load Imposed on Reinvested Dividends..........         none
Deferred Sales Load.........................................         none
Redemption Fee(1)...........................................         none
Exchange Fee................................................         none

ANNUAL OPERATING EXPENSES
(as a percentage of net assets)

Management Fees(2)..........................................        0.70%
12b-1 Fees..................................................         none
Other Expenses(3)...........................................        0.01%
Total Fund Operating Expenses...............................        0.71%

EXAMPLE:

You would pay the following expenses                  1 year          $ 7
on a $1,000 investment, assuming a                   3 years           23
5% annual return and redemption at                   5 years           39
the end of each time period:                        10 years           88

(1)  Redemption proceeds sent by wire are subject to a $10 processing fee.

(2) A portion of the management fee may be paid by American Century Investment Management, Inc. (the "Manager") to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the Manager. See "Management Transfer and Administrative Services," page 21.

(3) Other Expenses, which includes the fees and expenses (including legal counsel fees) of those trustees who are not "interested persons" as defined in the Investment Company Act, are expected to be less than 0.01 of 1% of average net assets for the current fiscal year.

     The purpose of the above table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

     NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions, or 12b-1 fees. The Investor Class is currently the only class of shares offered by the Funds.

FUTURES CONTRACTS AND OPTIONS

On page 9, the heading "Interest Rate Futures Contracts and Options Thereon" is deleted and replaced with "Futures Contracts and Options." The first full paragraph appearing under the current heading is deleted and replaced with the following:

     The Funds may buy or sell futures contracts relating to groups of securities or indices and write or buy put and call options relating to such futures contracts.

INVESTMENT MANAGEMENT

On page 20, the first two paragraphs in the subsection "Investment Management" are deleted and replaced with the following:

     The Funds are series of the American Century Quantitative Equity Funds (the "Company"). Under the laws of the State of California, the Board of Directors is responsible for managing the business and affairs of the Company. Acting pursuant to an investment management agreement entered into with the Funds, American Century Investment Management, Inc. serves as the investment manager of the Funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The Manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

On page 21, the four full paragraphs before the subsection heading "Code of Ethics" are deleted and replaced with the following:

     The  members  of  the  American  Century   quantitative   equity  portfolio
management team responsible for management of Income & Growth are John Schniedwind and Kurt Borgwardt. The members of the American Century quantitative equity portfolio management team responsible for management of Equity Growth are Jeff Tyler and William Martin.

     JOHN SCHNIEDWIND, Senior Vice President and Group Leader--Quantitative Equity, has been a member of the team that manages Income & Growth since its inception and has supervised the teams that manage Equity Growth since its inception. Mr. Schniedwind joined American Century in 1982 and also supervises the portfolio management teams which manage American Century Global Gold Fund, American Century Global Natural Resources Fund and American Century Utilities Fund.

     JEFF TYLER, Senior Vice President and Portfolio Manager, joined the team managing Equity Growth in May 1997. Mr. Tyler joined American Century in 1988. Mr. Tyler is also responsible for the supervision of the American Century Strategic Asset Allocation Funds and the American Century--Benham European Government Bond Fund. Prior to May 1997, Mr. Tyler supervised the portfolio management teams for American Century's government bond and money market funds.

     WILLIAM MARTIN, Senior Vice President and Portfolio Manager, joined the team managing Equity Growth in May 1997. Mr. Martin also has served on the management team for American Century Global Gold and American Century Global Natural Resources Funds since their respective inception dates.

     The activities of the Manager are subject only to directions of the Funds' Board of Directors. The Manager pays all the expenses of the Funds except brokerage, taxes, portfolio insurance, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

     For the services provided to the Funds, the Manager receives a monthly fee based on a percentage of the average net assets of the Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in a Fund's investment category which are managed by the Manager (the "Investment Category Fee"). There are three investment categories: Money Market Funds, Bond Funds and Equity Funds. Second, a separate fee rate schedule is applied to the assets of all of the mutual funds managed by the Manager (the "Complex Fee"). The
Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the Fund to the Manager. Currently, the Investment Category Fee for each of the Funds is an annual rate of 0.40% of the average net assets of the Fund. The Complex Fee is currently an annual rate of 0.30% of the average net assets of a Fund. Further information about the calculation of the annual management fee is contained in the Statement of Additional Information.

     On the first business day of each month, the Funds pay a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for a Fund by the aggregate average daily closing value of a Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

TRANSFER AND ADMINISTRATIVE SERVICES

On page 27, the first paragraph under the heading "Transfer and Administrative Services" is deleted and replaced with the following:

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the Funds. It provides facilities, equipment and personnel to the Funds and is paid for such services by the Manager.

EXPENSES

On page 28, the subsection called "Expenses" is deleted.

P.O. Box 419200                    [american century logo]
Kansas City, Missouri                   American
64141-6200                              Century(sm)
1-800-345-2021 or 816-531-5575

SH-SPL-9370 9708

                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

                              PROSPECTUS SUPPLEMENT
             Global Gold o Global Natural Resources o Utilities Fund
                         SUPPLEMENT DATED JULY 31, 1997
                          Prospectus dated May 1, 1997

SPECIAL MEETING OF SHAREHOLDERS

At a Special Meeting of Shareholders held on July 30, 1997, shareholders of the Funds approved, among other things, a new Management Agreement between the Funds with American Century Investment Management, Inc. This new Management Agreement will become effective on August 1, 1997, and replaces the Funds' current investment advisory agreement with Benham Management Corporation, an affiliate of American Century Investment Management, Inc.

At the meeting, shareholders of the Funds also ratified the selection of Coopers & Lybrand LLP as the independent auditors for each Fund's current fiscal year and approved the adoption of standardized investment limitations by amending or eliminating certain of the Funds' fundamental investment limitations. The changes resulting from the Special Meeting of Shareholders are reflected in this Prospectus Supplement and in the revised Statement of Additional Information of the Funds.

TRANSACTION AND OPERATING EXPENSE TABLE

The table and the text appearing on page 4 of the Prospectus are deleted and replaced in their entirety with the following:

                                                            Global Gold,
                                                     Global Natural Resources,
                                                             Utilities

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases...................       none
Maximum Sales Load Imposed on Reinvested Dividends........       none
Deferred Sales Load.......................................       none
Redemption Fee(1).........................................       none
Exchange Fee..............................................       none

ANNUAL OPERATING EXPENSES
(as a percentage of net assets)

Management Fees(2)........................................      0.70%
12b-1 Fees................................................       none
Other Expenses(3).........................................      0.01%
Total Fund Operating Expenses.............................      0.71%

EXAMPLE:

You would pay the following expenses                1 year        $ 7
on a $1,000 investment, assuming a                 3 years         23
5% annual return and redemption at                 5 years         39
the end of each time period:                      10 years         88

(1)  Redemption proceeds sent by wire are subject to a $10 processing fee.

(2) A portion of the management fee may be paid by American Century Investment Management, Inc. (the "Manager") to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the Manager. See "Management Transfer and Administrative Services," page 27.

(3) Other Expenses, which includes the fees and expenses (including legal counsel fees) of those trustees who are not "interested persons" as defined in the Investment Company Act, are expected to be less than 0.01 of 1% of average net assets for the current fiscal year.

     The purpose of the above table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

     NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions, or 12b-1 fees. The Investor Class is currently the only class of shares offered by the Funds.

INVESTMENT MANAGEMENT

On page 26, the first paragraph in the section "Investment Management" is deleted and replaced with the following:

     The Funds are series of the American Century Quantitative Equity Funds (the "Company"). Under the laws of the State of California, the Board of Directors is responsible for managing the business and affairs of the Company. Acting pursuant to an investment management agreement entered into with the Funds, American Century Investment Management, Inc. serves as the investment manager of the Funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The Manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

On page 27, the four full paragraphs before the section heading "Code of Ethics" are deleted and replaced with the following:

     The leader of the American Century quantitative equity portfolio management team responsible for management of Global Gold is William Martin. The members of the American Century quantitative equity portfolio management team responsible for management of Global Natural Resources are William Martin and Joseph B. Sterling. The members of the American Century quantitative equity portfolio management team responsible for management of Utilities are John Schniedwind, Kurt Borgwardt and Joseph B. Sterling.

     JOHN SCHNIEDWIND, Senior Vice President and Group Leader--Quantitative Equity, supervises the portfolio management teams which manage American Century Global Gold Fund and American Century Global Natural Resources Fund. Mr. Schniedwind joined American Century in 1982 and also has been a member of the team that manages Income & Growth and Utilities since their inception and has supervised the teams that manage Equity Growth since its inception.

     KURT BORGWARDT, Director of Quantitative Research, joined the team managing Utilities in May 1997. Mr. Borgwardt joined American Century in 1990, and has served as the Director of Quantitative Research since then. Mr.
Borgwardt also serves on the management team for American Century Income & Growth Fund.

     WILLIAM MARTIN, Senior Vice President and Portfolio Manager, has served on the management team for American Century Global Gold and American Century Global Natural Resources Funds since their inception dates. Mr. Martin also joined the team managing American Century Equity Growth Fund in May 1997.

     JOSEPH B. STERLING, Portfolio Manager, joined the team managing Global Natural Resources in November 1996, and the team managing Utilities in May 1997. Prior to joining the portfolio management team for Global Natural Resources, Mr. Sterling served as an Associate Portfolio Manager. Mr. Sterling joined American Century in 1989 as an Equity Research Analyst and held that position until December 1995, when he was promoted to Associate Portfolio Manager.

     The activities of the Manager are subject only to directions of the Funds' Board of Directors. The Manager pays all the expenses of the Funds except brokerage, taxes, portfolio insurance, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

     For the services provided to the Funds, the Manager receives a monthly fee based on a percentage of the average net assets of each Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the equity funds which are managed by the Manager (the "Investment Category Fee"). Second, a separate fee rate schedule is applied to the assets of all of the mutual funds managed by the Manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the Fund to the Manager. Currently, the Investment Category Fee for each of the Funds is an annual rate of 0.40% of the average net assets of the Fund. The Complex Fee is currently an annual rate of 0.30% of the average net assets of a Fund. Further information about the calculation of the annual management fee is contained in the Statement of Additional Information.

     On the first business day of each month, the Funds pay a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for a Fund by the aggregate average daily closing value of a Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

TRANSFER AND ADMINISTRATIVE SERVICES

On page 27, the first paragraph under the heading "Transfer and Administrative Services" is deleted and replaced with the following:

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the Funds. It provides facilities, equipment and personnel to the Funds and is paid for such services by the Manager.

EXPENSES

On page 28, the section called "Expenses" is deleted.

P.O. Box 419200               [american century logo]
Kansas City, Missouri              American
64141-6200                         Century(sm)
1-800-345-2021 or 816-531-5575

SH-SPL-9366 9708

                     STATEMENT OF ADDITIONAL INFORMATION

                            [american century logo]
                                    American
                                  Century(sm)

                                 MAY 1, 1997
                           REVISED AUGUST 1, 1997


                                  AMERICAN
                                   CENTURY
                                    GROUP

                               Income & Growth
                                Equity Growth


[front cover]

                     STATEMENT OF ADDITIONAL INFORMATION
                                 MAY 1, 1997
                           REVISED AUGUST 1, 1997

                 AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

     This is the Statement of Additional Information for the American Century Income & Growth Fund and American Century Equity Growth Fund. This Statement is not a prospectus but should be read in conjunction with the Funds' current Prospectus dated May 1, 1997. The Funds' annual report for the fiscal year ended December 31, 1996, is incorporated herein by reference. Please retain this document for future reference. To obtain the Prospectus, call American Century Investments toll free at 1-800-345-2021 (international calls: 816-531-5575), or write P.O. Box 419200, Kansas City, Missouri 64141-6200.

                              TABLE OF CONTENTS

Investment Policies and Techniques..........................................2
Investment Restrictions.....................................................8
Portfolio Transactions......................................................9
Valuation of Portfolio Securities..........................................10
Performance................................................................10
Taxes......................................................................12
About American Century Quantitative Equity Funds...........................12
Directors and Officers.....................................................13
Management.................................................................14
Transfer and Administrative Services.......................................16
Distribution of Fund Shares................................................17
Additional Purchase and Redemption Information.............................17
Other Information..........................................................17


Statement of Additional Information                                            1


INVESTMENT POLICIES AND TECHNIQUES

     The following pages provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors.

U.S. GOVERNMENT SECURITIES

     Each Fund may invest in U.S. government securities, including bills, notes and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are supported by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

REPURCHASE AGREEMENTS

     In a repurchase agreement (a "repo"), a Fund buys a security at one price and simultaneously agrees to sell it back to the seller at an agreed upon price on a specified date (usually within seven days from the date of purchase) or on demand. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon rate of return and that is unrelated to the interest rate on the underlying security. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

     American Century Investment Management, Inc. (the "Manager") attempts to minimize the risks associated with repurchase agreements by adhering to written guidelines which govern repurchase agreements. These guidelines strictly govern
(1) the type of  securities  which may be  acquired  and held  under  repurchase agreements; (2) collateral require-ments for sellers under repurchase agreements; (3) the amount of a Fund's net assets that may be committed to repurchase agreements that mature in more than seven days; and (4) the manner in which the Fund must take delivery of securities subject to repurchase agreements. Moreover, the Board of Directors reviews and approves, on a quarterly basis, the creditworthiness of brokers, dealers and banks with whom a Fund may enter into repurchase agreements. A Fund may enter into a repurchase agreement only with an entity that appears on a list of those which have been approved by the Board as sufficiently creditworthy.

     The Funds have received permission from the Securities and Exchange Commission (SEC) to participate in joint repurchase agreements collateralized by U.S. government securities with other mutual funds advised by the Manager. Joint repos are expected to increase the income the Funds can earn from repo transactions without increasing the risks associated with these transactions.

WHEN-ISSUED AND FORWARD
COMMITMENT AGREEMENTS

     Each Fund may engage in securities transactions on a when-issued or forward commitment basis, in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

     When purchasing securities on a when-issued or forward commitment basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Although a Fund will make commitments to purchase or sell securities on a when-issued or forward commitment basis with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

     In purchasing securities on a when-issued or forward commitment basis, a Fund will establish and maintain until the settlement date a segregated account consisting of cash or appropriate liquid assets including equity securities and debt securities of any grade in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, a Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves


2                                                American Century Investments


(which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

CONVERTIBLE SECURITIES

     Each Fund may buy securities that are convertible into common stock. Listed below is a brief description of the various types of convertible securities the Funds may buy.

     CONVERTIBLE BONDS are issued with lower coupons than nonconvertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

     CONVERTIBLE PREFERRED STOCKS are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

     WARRANTS entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of its under-lying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

FOREIGN SECURITIES

     Although the Funds may buy securities of foreign issuers in foreign markets, most of their foreign securities investments are made by purchasing American Depositary Receipts (ADRs), "ordinary shares," or "New York Shares." The Funds may invest in foreign-currency-denominated securities that trade in foreign markets if the Manager believes that such investments will be advantageous to the Funds.

     ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer. They are issued by U.S. banks and traded on exchanges or over the counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

     Investing in foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies and of dividends from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile.

     Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less governmental supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign invest-ments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expro-priation or nationalization of assets, confiscatory taxation, restric-tions on U.S. investment, or restrictions on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or


Statement of Additional Information                                         3


foreign- government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

     The Manager may engage in foreign currency exchange transactions on behalf of a Fund in order to manage currency risk. Foreign currencies will be purchased and sold regularly, either in the spot (i.e., cash) market or in the forward market (through forward foreign currency exchange contracts, or "forward contracts").

     A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties, commencing with the date of the contract, at a price set at the time of the contract. When the Fund agrees to buy or sell a security denominated in a foreign currency, it may enter into a forward contract to "lock in" the U.S. dollar price of the security. By entering into a forward contract to buy or sell the amount of foreign currency involved in a security trans-action for a fixed amount of U.S. dollars, the Manager can protect a Fund against possible loss resulting from adverse changes in the relationship between the U.S. dollar and the foreign currency between the date the security is purchased or sold and the date on which payment is made or received. This type of transaction is sometimes referred to as a "position hedge."

     However, it should be noted that using forward contracts to protect a Fund's foreign investments from currency fluctuations does not eliminate fluctuations in the prices of the underlying securities themselves. Forward contracts simply establish a rate of exchange that can be achieved at some future point in time. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also limit any gain that might result if the hedged currency's value increases.

     Successful use of forward contracts depends on the Manager's skill in analyzing and predicting currency values. Although they are used for settlement purposes, forward contracts alter the Fund's exposure to currency exchange rate activity and could result in losses to a Fund if currencies do not perform as the Manager anticipates. A Fund may also incur significant costs when converting assets from one currency to another.

     Foreign  exchange  dealers do not  charge  fees for  currency  conversions.
Instead, they realize a profit based on the difference (i.e., the spread) between the prices at which they are buying and selling various currencies. A dealer may offer to sell a foreign currency at one rate while simultaneously offering a lesser rate of exchange on the purchase of that currency.

     The Funds use forward contracts for currency hedging purposes only and not for speculative purposes. The Funds are not required to enter into forward contracts with regard to their foreign holdings and will not do so unless it is deemed appropriate by the Manager.

     Each Fund's assets are valued daily in U.S. dollars, although foreign currency holdings are not physically converted into U.S. dollars on a daily basis.

DEPOSITARY RECEIPTS

     American  Depositary  Receipts and European  Depositary  Receipts (ADRs and
EDRs) are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These are designed for U.S. and European securities markets as alter-natives to purchasing underlying securities in their corresponding national markets and currencies. ADRs and EDRs can be sponsored or unsponsored.

     Sponsored ADRs and EDRs are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored ADRs and EDRs are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of the unsponsored ADR or EDR.

RESTRICTED SECURITIES

     Restricted securities held by the Funds generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be required to pay all or a part of the registration expense, and a considerable period may elapse between the time it decides to seek registration of the securities


4                                                American Century Investments


and the time it is permitted to sell them under an effective registration statement. If, during this period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to try to register the securities.

SECURITIES LENDING

     Each Fund may lend portfolio securities to earn additional income. If a borrower defaulted on a securities loan, a Fund could experience delays in recovering the securities it loaned; if the value of the loaned securities increased over the value of the collateral in the meantime, the Fund could suffer a loss.

     To minimize the risk of default on securities loans, the Manager adheres to guidelines prescribed by the Board of Directors governing lending of securities. These guidelines strictly govern (1) the type and amount of collateral that must be received by a Fund; (2) the circumstances under which additions to that collateral must be made by borrowers; (3) the return received by the Fund on the loaned securities; (4) the limitations on the percentage of Fund assets on loan; and (5) the credit standards applied in evaluating potential borrowers of portfolio securities. In addition, the guidelines require that a Fund have the option to terminate any loan of a portfolio security at any time and set requirements for recovery of securities from borrowers.

     If a borrower fails financially, there may be delays in recovering loaned securities and a loss in the value of collateral. However, loans will only be made to parties that meet the guidelines prescribed by the Board of Directors.

PUT OPTIONS ON INDIVIDUAL SECURITIES

     Each Fund may buy puts with respect to stocks underlying its convertible security holdings. For example, if the Manager anticipates a decline in the price of the stock underlying a convertible security a Fund holds, it may purchase a put option on the stock. If the stock price subsequently declines, an increase in the value of the put option could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security.

FUTURES AND OPTIONS TRANSACTIONS

     FUTURES TRANSACTIONS. A Fund may engage in futures transactions. Such transactions may be used to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.

     Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.

     Although futures contracts, by their terms, generally call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. Closing out a futures position is done by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold, or selling a contract that has previously been bought).

     To initiate and maintain open positions in futures contracts, a Fund is required to make a good faith margin deposit in cash or appropriate securities with a broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish deposit requirements that are higher than the exchange minimums.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay an additional "variation" margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the futures broker as long as the contract remains open and do not constitute margin transactions for purposes of a Fund's investment restrictions.

     Those who trade futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities they hold or expect to


Statement of Additional Information                                         5


acquire for investment purposes. Speculators are less likely to own the securities underlying the futures contracts they trade and are more likely to use futures contracts with the expectation of realizing profits from fluctuations in the prices of the underlying securities. The Funds will not utilize futures contracts for speculative purposes.

     Although techniques other than trading futures contracts can be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds pay brokerage commissions in connection with opening and closing out futures positions, these costs are generally lower than the transaction costs incurred in the purchase and sale of the underlying securities.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's under-lying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instru-ment's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. If a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party chooses to exercise the option. When writing an option on a futures contract, the Fund will be required to make margin payments to a broker or custodian as described above for futures contracts. The Fund may seek to terminate its position in a put option before it is exercised by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although the gain would be limited to the amount of the premium received. If security prices remain the same over time, it is likely that the writer will also profit by being able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     COMBINED POSITIONS. A Fund may purchase and write options in combination with one another, or in combination with futures or forward contracts, in


6                                                  American Century Investments


order to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     OVER-THE-COUNTER OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility in tailoring an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded. The risk of illiquidity is also greater with OTC options because these options generally can be closed out only by negotiation with the other party to the option.

     OPTIONS ON FUTURES. By purchasing an option on a futures contract, a Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed "strike" price. The Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a Fund to make margin payments unless the option is exercised.

     CORRELATION OF PRICE CHANGES. Price changes of a Fund's futures and options positions may not be well correlated with price changes of its other investments. This may be because of differences between the underlying indexes and the types of securities the Fund invests in. For example, if a Fund sold a broad-based index futures contract to hedge against a stock market decline while completing sales of specific securities in its investment portfolio, the prices of the securities could move in a different direction than the broad market index represented by the index futures contract. In the case of an S&P 500 futures contract purchased by a Fund, either in anticipation of stock purchases or in an effort to be fully invested, failure of the contract to track the Index accurately could hinder the Fund from achieving its investment objective.

     Options and futures prices can also diverge from the prices of their underlying instruments even if the underlying instruments match the Fund's investments. Options and futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract; these factors may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in an effort to compensate for dif-ferences in volatility between the contract and the securities, although this strategy may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF FUTURES CONTRACTS AND OPTIONS. There is no assurance a liquid secondary market will exist for any particular futures contract or option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for futures contracts and options and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract were not liquid because of price fluctuation limits or otherwise, prompt liquidation of unfa-


Statement of Additional Information                                         7



vorable positions could be difficult or impossible, and the Fund could be required to continue holding a position until delivery or expiration regardless of changes in value. Under these circumstances, the Fund's access to assets held to cover its futures and options positions also could be impaired.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTION. The Funds have filed a notice of eligibility for exclusion as a "commodity pool operator" with the CFTC and the National Futures Association, which regulates trading in the futures markets. The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Funds can commit assets to initial margin deposits and options premiums.

     Each Fund may enter into futures contracts, options, or options on futures contracts, provided that such obligations represent no more than 20% of the Fund's net assets. Under the Commodity Exchange Act, a Fund may enter into futures and options transactions for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums and for other than hedging purposes provided that assets committed to initial margin and option premiums do not exceed 5% of the Fund's net assets. To the extent required by law, each Fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options.

     The Funds intend to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of a Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit the Funds' investments in such instruments.

     FUTURES AND OPTIONS RELATING TO FOREIGN CURRENCIES. Each Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. Each Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts.

     Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and have standard contract sizes and delivery dates. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign cur-rency, which generally is purchased or delivered in exchange for U.S. dollars, although it may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency futures and options are similar to those of futures and options relating to securities or indexes, as described above. Currency futures and option values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund's investments. A currency hedge, for example, should protect a deutsche-mark-denominated security from a decline in the deutsche mark, but it will not protect the Fund against a price decline resulting from a deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-currency-denominated investments will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's foreign investments over time.

INVESTMENT RESTRICTIONS

     The Funds' investment restrictions are set forth below. These investment restrictions are fundamental and may not be changed without approval of "a majority of the outstanding votes of shareholders" of a Fund, as determined in accordance with the Investment Company Act.

     AS A FUNDAMENTAL POLICY, EACH FUND SHALL NOT:

1) issue senior securities, except as permitted under the Investment Company Act of 1940.

2) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 331/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

3) lend any security or make any other loan if, as a result, more than 331/3% of the Fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, poli-


8                                                American Century Investments


     cies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

4) purchase or sell real estate unless acquired as a result of owner-ship of securities or other instruments. This policy shall not prevent the Fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

5) concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

6) act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

8)   invest for purposes of exercising control over management.

     In addition, the Funds are subject to the following additional investment restrictions which are not fundamental and may be changed by the Board of Directors.

     AS AN OPERATING POLICY, EACH FUND:

a) shall not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the Fund.

b) shall not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

c) shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transaction in futures contracts and options are not deemed to constitute selling securities short.

d) shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     For purposes of the investment restriction (5), relating to concentration, a Fund shall not purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the Unites States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered industries.

     Unless otherwise indicated, percentage limitations included in the restrictions apply at the time transactions are entered into. Accord-ingly, any later increase or decrease beyond the specified limitation resulting from a change in a Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

PORTFOLIO TRANSACTIONS

     Each Fund's assets are invested by the Manager in a manner consistent with the Fund's investment objectives, policies and restrictions and with any instructions the Board of Directors may issue from


Statement of Additional Information                                         9


time to time. Within this framework, the Manager is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Funds. In placing orders for the purchase and sale of portfolio securities, the Manager will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Directors may issue from time to time. The Manager will select broker-dealers to execute portfolio transactions on behalf of the Funds solely on the basis of best price and execution.

     The Funds' annual portfolio turnover rates are not expected to exceed 150%. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, the advisor carefully weighs the potential benefits of short-term investing against these considerations.

     The Funds' portfolio turnover rates are listed in the Financial Highlights in the Prospectus.

     Brokerage commissions paid by each Fund during the fiscal years ended December 31, 1996, 1995 and 1994, are indicated in the following table.

                            BROKERAGE COMMISSIONS

                                Fiscal            Fiscal          Fiscal
Fund                             1996              1995            1994
-------------------------------------------------------------------------
Income & Growth Fund          $1,029,549        $367,093         $236,642
Equity Growth Fund           $   495,709        $320,306         $178,344

VALUATION OF PORTFOLIO SECURITIES

     Each Fund's net asset value per share ("NAV") is calculated as of the close of business of the New York Stock Exchange (the "Exchange") usually at 3 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1997: New Year's Day (observed), Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanks-giving Day, and Christmas Day (observed). Although the Funds expect the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

     The Manager typically completes its trading on behalf of the Funds in various markets before the Exchange closes for the day. Securities are valued at market, depending upon the market or exchange on which they trade. Price quotations for exchange-listed securities are taken from the primary exchanges on which these securities trade. Securities traded on exchanges will be valued at their last sale prices. If no sale is reported, the mean between the latest bid and asked prices is used. Securities traded over-the-counter will be valued at the mean between the latest bid and asked prices. Fixed-income securities are priced at market value on the basis of market quotations supplied by independent pricing services. Trading of securities in foreign markets may not take place on every day the Exchange is open, and trading takes place in various foreign markets on days on which the Exchange and the Funds' offices are not open and the Funds' net asset values are not calculated. The Funds' net asset values may be significantly affected on days when shareholders have no access to the Funds. Securities for which market quotations are not readily available, or which may change in value due to events occurring after their primary exchange has closed for the day, are valued at fair market value as determined in good faith under the direction of the Board of Directors.

PERFORMANCE

     The Funds may quote performance in various ways. Historical performance information will be used in advertising and sales literature and should not be considered an indication of future results.

     Yield quotations are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing a Fund's net investment income by its share price on the last day of the period, according to the following formula:

YIELD = 2 [(a - b + 1)6 - 1]
              -----
               cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     Total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including


10                                               American Century Investments


the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value during the period.

     Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual total return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time but changes from year-to-year, and that average annual returns represent averaged figures as opposed to actual year-to-year performance.

     The Funds' average annual total returns for the one-year, three-year, five-year and life-of-fund periods ended December 31, 1996, are indicated in the following table.

                        AVERAGE ANNUAL TOTAL RETURNS

                             One           Three         Five         Life of
Fund                         Year          Year          Year           Fund*
-----------------------------------------------------------------------------
Income & Growth Fund         24.15%        19.11%       15.20%         18.99%
Equity Growth Fund           27.34%        19.57%       14.68%         16.16%

*Income & Growth Fund commenced operations on December 17, 1990. Equity Growth Fund commenced operations on May 9, 1991.


     In addition to average annual total returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

     The Funds' performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike American Century funds, are sold with a sales charge or deferred sales charge. Economic data that may be used for such comparisons may include, but are not limited to:
U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source:
Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London am/pm fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Funds may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

     Indexes may assume reinvestment of dividends, but generally they do not reflect administrative and management costs such as those incurred by a mutual fund.

     Occasionally statistics may be used to illustrate Fund volatility or risk. Measures of volatility or risk generally are used to compare a Fund's net asset value or performance to a market index. One measure of volatility is "beta." Beta expresses Fund volatility relative to the total market as represented by the S&P 500.


Statement of Additional Information                                        11


A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is "standard deviation." Standard deviation is used to measure variability of net asset value or total return relative to an average over a specified period of time. The premise is that greater volatility connotes greater risk undertaken to achieve desired performance.

     The Funds' shares are sold without a sales charge (load). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies.

TAXES

     Each Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"). By so qualifying, a Fund will not be subject to federal and state income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains distributed to shareholders.

     Distributions from the Funds are taxable to shareholders regardless of whether they are taken in cash or reinvested in additional shares. For federal income tax purposes, shareholders receiving distributions in the form of additional shares will have a basis in each such share equal to the Fund's net asset value per share on the reinvestment date.

     Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. To the extent that a Fund's dividends consist of dividend income from domestic corp-orations, such dividends may be eligible for the dividends-received deduction available to corporations. Shareholders will be notified annually of the federal tax status of distributions.

     Upon redeeming, selling, or exchanging shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares liquidated. The gain or loss generally will be long-term or short-term depending on the length of time the shares were held. However, a loss recognized by a shareholder in the disposition of shares on which capital gain dividends were paid (or deemed paid) before the shareholder had held his or her shares more than six months would be treated as a long-term capital loss for tax purposes. A gain realized on the redemption, sale, or exchange of shares would not be affected by the reacquisition of shares. A loss realized on the redemption, sale, or exchange of shares would be disallowed to the extent that the shares disposed of were replaced (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date shares were disposed of. Under such circumstances, the basis of the shares acquired would be adjusted to reflect the disallowed loss.

     The information above is only a summary of some of the tax considerations affecting the Funds and their shareholders; no attempt has been made to discuss individual tax consequences. Shareholders who are neither citizens nor residents of the United States may be subject to a nonresident alien withholding tax of 30% or a lower treaty rate, depending on the country in which they reside. The Funds' distributions also may be subject to state, local, or foreign taxes. A prospective investor may wish to consult a tax advisor to determine whether either Fund is a suitable investment based on his or her tax situation.

ABOUT AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

     American Century Quantitative Equity Funds (the "Corporation") was organized as a California corporation on December 31, 1987. The Corporation was formerly known as Benham Equity Funds. The Corporation is authorized to issue 10 series and to issue two billion (2,000,000,000) shares of each such series. Within each series, the Board of Directors may issue an unlimited number of shares. Currently, there are five series in the Corporation, American Century Income & Growth Fund (formerly known as Benham Income & Growth Fund) and American Century Equity Growth Fund (formerly known as Benham Equity Growth
Fund) are described in this Statement of Additional Information. With respect to each series, shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights. All consideration received by the Corporation for shares of any series, and all assets, income, and gains (or losses) earned thereon, belong to that series exclusively and are subject to the liabilities related thereto.

     Shares of each series have equal voting rights, provided that each series votes separately on matters that pertain to it exclusively. The Corporation instituted


12                                               American Century Investments


dollar-based voting, meaning the number of votes you are entitled to is based upon the dollar value of their investment. Under California Corporations Code
Section 708, shareholders have the right to cumulate votes in the election (or removal) of Directors. For example, if six Directors are proposed for election, a shareholder may cast six votes for a single candidate, or three votes for each of two candidates, etc.

     CUSTODIAN BANKS: Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, New York 11245 and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64106 serve as custodians of the Funds' assets. Services provided by the custodian banks include (i) settling portfolio purchases and sales, (ii) reporting failed trades, () identifying and collecting portfolio income, and (iv) providing safekeeping of securities. The custodians take no part in determining a Fund's investment policies or in determining which securities are sold or purchased by a Fund.

     INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 1000 Walnut, Suite 1600, Kansas City, Missouri 64106, serves as the Funds' independent auditors and audits the annual financial statements.

     For the current fiscal year, which started on January 1, 1997, the Directors of the Funds have selected Coopers & Lybrand LLP to serve as independent auditors of the Funds. The address of Coopers & Lybrand LLP is City Center Square, 1100 Main Street, Suite 900, Kansas City Missouri 64105-2140.

DIRECTORS AND OFFICERS

     Each Fund's activities are overseen by a Board of Directors, including six independent Directors. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Corporation (as defined in the Investment Company Act of 1940) by virtue of, among other considerations, their affiliation with either the Funds; the Funds' Manager; the Funds' agent for transfer and administrative services, American Century Services Corporation
(ACS); the Funds' distribution agent, American Century Investment Services, Inc.
(ACIS); their parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; or other funds advised by the Manager. Each Director listed below also serves as a Trustee or Director of other funds advised by the Manager. Unless otherwise noted, a date in parentheses indicates the date the Director or officer began his or her service in a particular capacity. The Directors' and officers' address with the exception of Mr. Stowers and Ms. Roepke is 1665 Charleston Road, Mountain View, California 94043. The address of Mr. Stowers and Ms. Roepke is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

Directors

     *JAMES M. BENHAM, Chairman of the Board of Directors (1988), President and Chief Executive Officer (1996). Mr. Benham is also President and Chairman of the Board of Benham Management Corporation (1971), and a member of the Board of Governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

     ALBERT A. EISENSTAT, independent Director (1995). Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

     RONALD J. GILSON, independent Director (1995). Mr. Gilson is the Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law
(1992). He is counsel to Marron, Ried & Sheehy (a San Francisco law firm, 1984).

     MYRON S. SCHOLES, independent Director (1988). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983), a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

     KENNETH E. SCOTT, independent Director (1988). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Management (1994).


Statement of Additional Information                                        13



     ISAAC STEIN, independent Director (1992). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

     *JAMES E. STOWERS , Trustee (1995). Mr. Stowers is Chief Executive Officer and Director of ACC; President, Chief Executive Officer and Director of ACS and ACIS.

     JEANNE D. WOHLERS, independent Director (1988). Ms. Wohlers is a private investor, and an independent Director and Partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).

OFFICERS

     *JAMES M. BENHAM, President and Chief Executive Officer (1996).

     *William M. Lyons, Executive Vice President (1996); President, Chief Operating Officer and General Counsel of ACC; Executive Vice President, Chief Operating Officer and General Counsel of ACS and ACIS; Assistant Secretary of ACC; Secretary of ACS and ACIS.

     *DOUGLAS A. PAUL, Secretary (1988), Vice President (1990), and General Counsel (1990); Secretary and Vice President of the funds advised by the Manager.

     *MERLE MAY, Controller (1996).

     *MARYANNE ROEPKE, CPA, Chief Financial Officer and Treasurer (1995); Vice President and Assistant Treasurer of ACS.

     The table below summarizes the compensation that the Directors of the Funds received for the Funds' fiscal year ended December 31, 1996, as well as the compensation received for serving as Director or Trustee of all other funds advised by the Manager.

     As of April 7, 1997, the officers and Directors, as a group, owned less than 1% of the outstanding shares of each Fund.

MANAGEMENT

     Each Fund has an investment management agreement with the Manager dated August 1, 1997. This agreement was approved by the shareholders of each of the Funds on July 30, 1997.

     For the services provided to the Funds, the Manager receives a monthly fee based on a percentage of the average net assets of the Fund. The annual

DIRECTOR COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996

                               Aggregate         Pension or Retirement          Estimated         Total Compensation From
   Name of                   Compensation       Benefits Accrued As Part     Annual Benefits        the American Century
   Director*                From Each Fund          of Fund Expenses         Upon Retirement          Family of Funds**
-------------------------------------------------------------------------------------------------------------------------
Albert A. Eisenstat     $1,953 Income & Growth       Not Applicable         Not Applicable                 $70,500
                         1,492 Equity Growth
Ronald J. Gilson        $1,799 Income & Growth       Not Applicable         Not Applicable                 $67,500
                         1,436 Equity Growth
Myron S. Scholes        $1,639 Income & Growth       Not Applicable         Not Applicable                 $64,000
                         1,378 Equity Growth
Kenneth E. Scott        $2,241 Income & Growth       Not Applicable         Not Applicable                 $80,273
                         1,613 Equity Growth
Ezra Solomon***         $1,805 Income & Growth       Not Applicable         Not Applicable                 $65,000
                         1,443 Equity Growth
Isaac Stein             $1,858 Income & Growth       Not Applicable         Not Applicable                 $69,500
                         1,461 Equity Growth
Jeanne D. Wohlers       $2,093 Income & Growth       Not Applicable         Not Applicable                 $75,250
                         1,551 Equity Growth
--------------------------------------------------------------------------------------------------------------------------
    * Interested Directors receive no compensation for their services as such.
   ** Included  compensation  paid by the 15 investment  company  members of the
American Century family of funds.
  *** Retired December, 1996.


14                                                American Century Investments



rate at which this fee is assessed is determined  monthly in a two-step process:
First, a fee rate schedule is applied to the assets of all of the funds of its investment category managed by the Manager (the "Investment Category Fee").
Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the Manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the Fund to the Manager.

     The schedule by which the Investment Category Fee is determined is as follows:

Category Assets               Fee Rate
--------------------------------------
First $1 billion               0.5200%
Next $5 billion                0.4600%
Next $15 billion               0.4160%
Next $25 billion               0.3690%
Next $50 billion               0.3420%
Next $150 billion              0.3390%
Thereafter                     0.3380%
----------------------------------

     The Complex Fee Schedule is as follows:

Category Assets               Fee Rate
--------------------------------------
First $2.5 billion             0.3100%
Next $7.5 billion              0.3000%
Next $15.0 billion             0.2985%
Next $25.0 billion             0.2970%
Next $50.0 billion             0.2960%
Next $100.0 billion            0.2950%
Next $100.0 billion            0.2940%
Next $200.0 billion            0.2930%
Next $250.0 billion            0.2920%
Next $500.0 billion            0.2910%
Thereafter                     0.2900%
----------------------------------

     On the first business day of each month, the Funds pay a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for a Fund by the aggregate average daily closing value of a Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

     The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (1) the Funds' Board of Directors, or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (2) by the vote of a majority of the Directors of the Funds who are not parties to the agreement or interested persons of the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     The management agreement provides that it may be terminated at any time without payment of any penalty by the Funds' Board of Directors, or by a vote of a majority of the Funds' shareholders, on 60 days' written notice to the Manager, and that it shall be automatically terminated if it is assigned.

     The management agreement provides that the Manager shall not be liable to the Funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     The management agreement also provides that the Manager and its officers, Directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

     Certain investments may be appropriate for the Funds and also for other clients advised by the Manager. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investment generally. A particular security may be bought or sold for only one client or series, or in different amounts and at different times for more than one but less than all clients or series. In addition, purchases or sales of the same security may be made for two or more clients or series on the same date. Such transactions will be allocated among clients in a manner believed by the Manager to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund.

     The Manager may aggregate purchase and sale orders of the Funds with purchase and sale orders of its other clients when the Manager believes that such


Statement of Additional Information                                        15


aggregation provides the best execution for the Funds. The Funds' Board of Directors has approved the policy of the Manager with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the Funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The Manager will not aggregate portfolio transactions of the Funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the Funds and the terms of the management agreement. The Manager receives no additional compensation or remuneration as a result of such aggregation.

     In addition to managing the Funds, the Manager also acts as an investment advisor to 12 institutional accounts and to the following registered investment companies: American Century Mutual Funds, Inc., American Century World Mutual Funds, Inc., American Century Premium Reserves, Inc., American Century Variable Portfolios, Inc., American Century Capital Portfolios, Inc., American Century Strategic Asset Allocations, Inc., American Century Municipal Trust, American Century Government Income Trust, American Century Investment Trust, American Century Target Maturities Trust, American Century California Tax-Free and Municipal Funds, and American Century International Bond Funds.

     Prior to August 1, 1997, Benham Management Corporation served as the investment advisor to the Funds. Benham Management Corporation is, like the Manager, wholly-owned by ACC.

     Investment advisory fees paid by each Fund to the Manager for the fiscal years ended December 31, 1996, 1995 and 1994 are indicated in the following table. Fee amounts are net of any reimbursements under the prior agreement with Benham Management Corporation.

                          INVESTMENT ADVISORY FEES*

                                 Fiscal           Fiscal       Fiscal
Fund                              1996             1995         1994
-----------------------------------------------------------------------
Income & Growth Fund          $1,584,256        $857,968       $778,787
Equity Growth Fund               601,691         412,627        303,587
-----------------------------------------------------------------------
*Net of reimbursements.

TRANSFER AND ADMINISTRATIVE SERVICES

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend paying agent for the Funds. It provides physical facilities, including computer hardware and software and personnel, for the day-to-day administration of the Funds and of the Manager. The Manager pays American Century Services Corporation for such services.

     Prior to August 1, 1997, the Funds paid American Century Services Corporation directly for its services as transfer agent and adminis-trative services agent.

     Administrative service and transfer agent fees paid by each Fund for the fiscal years ended December 31, 1996, 1995, and 1994, are indicated in the following tables. Fee amounts are net of expense limitations.

                             ADMINISTRATIVE FEES

                                 Fiscal           Fiscal       Fiscal
Fund                              1996             1995         1994
-----------------------------------------------------------------------
Income & Growth Fund            $506,544        $264,645       $229,311
Equity Growth Fund               192,378         126,295         86,954
-----------------------------------------------------------------------

                             TRANSFER AGENT FEES

                                 Fiscal           Fiscal       Fiscal
Fund                              1996             1995         1994
-----------------------------------------------------------------------
Income & Growth Fund            $770,136        $472,699       $476,007
Equity Growth Fund               301,615         240,686        207,987
-----------------------------------------------------------------------

DISTRIBUTION OF FUND SHARES

     The Funds' shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Funds' shares. The Funds do not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares


16                                               American Century Investments


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Funds' shares are continuously offered at NAV. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

Fund                       Income & Growth Fund
-----------------------------------------------
Shareholder Name and       Charles Schwab & Co.
Address                    101 Montgomery Street
                           San Francisco, CA 94104
-----------------------------------------------
# of Shares Held           8,599,637
-----------------------------------------------
% of Total Shares
Outstanding                19%
-----------------------------------------------


Fund                       Equity Growth Fund
-----------------------------------------------
Shareholder Name and       Charles Schwab & Co.
Address                    101 Montgomery Street
                           San Francisco, CA 94104
-----------------------------------------------
# of Shares Held           4,525,329
-----------------------------------------------
% of Total Shares
Outstanding                20%
-----------------------------------------------


     As of April 7, 1997, to the Funds' knowledge, no other shareholder was the record holder or beneficial owner of 5% or more of the Funds' total shares outstanding.

     American Century may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Corporation or one of its series; to avoid jeopardizing a series' tax status; or whenever, in management's opinion, such rejection is in the Corporation's or a series' best interest.

     ACS charges neither fees nor commissions on the purchase and sale of fund shares. However, ACS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks or stop-payment requests. See the Investor Services Guide for more information.

OTHER INFORMATION

     For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, DC. These documents are available upon payment of a reproduction fee. Statements in the Pros-pectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.


Statement of Additional Information                                        17


P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com

                            [american century logo]
                                    American
                                  Century(sm)

9708           [recycled logo]
SH-BKT-9198       Recycled

                      STATEMENT OF ADDITIONAL INFORMATION

                            [american century logo]
                                    American
                                  Century(sm)

                                  MAY 1, 1997
                             REVISED AUGUST 1, 1997

                                    AMERICAN
                                    CENTURY
                                     GROUP

                                  Global Gold
                            Global Natural Resources
                                 Utilities Fund

[front cover]


                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 1997
                             REVISED AUGUST 1, 1997

                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

This is the Statement of Additional Information for the American Century Global Gold Fund, American Century Global Natural Resources Fund and American Century Utilities Fund. This Statement is not a prospectus but should be read in conjunction with the Funds' current Prospectus dated May 1, 1997. The Funds' annual reports for the fiscal year ended December 31, 1996, is incorporated herein by reference. Please retain this document for future reference. To obtain the Prospectus, call American Century Investments toll free at 1-800-345-2021 (international calls: 816-531-5575) or write P.O. Box 419200, Kansas City, Missouri 64141-6200.

TABLE OF CONTENTS

Investment Policies and Techniques.............................................2
Special Considerations Regarding Global Gold's Investment Policies............11
Risk Factors (Utilities Fund).................................................12
Investment Restrictions.......................................................12
Portfolio Transactions........................................................14
Valuation of Portfolio Securities.............................................14
Performance...................................................................15
Taxes.........................................................................16
About American Century Quantitative Equity Funds..............................19
Directors and Officers........................................................20
Management....................................................................21
Transfer and Administrative Services..........................................23
Distribution of Fund Shares...................................................24
Additional Purchase and Redemption Information................................24
Other Information.............................................................25

Statement of Additional Information                                            1


INVESTMENT POLICIES AND TECHNIQUES

     The following pages provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors.

U.S. GOVERNMENT SECURITIES

     Each Fund may invest in U.S. government securities, including bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are supported by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS

     Each Fund may engage in securities transactions on a when-issued or forward commitment basis, in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

     When purchasing securities on a when-issued or forward commitment basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Although a Fund will make commitments to purchase or sell securities on a when-issued or forward commitment basis with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

     In purchasing securities on a when-issued or forward commitment basis, a Fund will establish and maintain until the settlement date a segregated account consisting of cash or appropriate liquid assets including equity securities and debt securities of any grade in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, a Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than a Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

     On the settlement date, the market value of the security may be more or less than its purchase or sale price under the agreement. If the other party to a when-issued or forward commitment agreement fails to deliver or pay for the security, a Fund could miss a favorable price or yield opportunity or suffer a loss. A Fund does not earn interest on purchased securities until the settlement date.

CONVERTIBLE SECURITIES

     Each Fund may buy securities that are convertible into common stock. Listed below is a brief description of the various types of convertible securities the Funds may buy.

     CONVERTIBLE BONDS are issued with lower coupons than nonconvertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

     CONVERTIBLE PREFERRED STOCKS are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders;

2                                                   American Century Investments


preferred   stockholders   would   have   claims   senior  to  those  of  common
stockholders.

     WARRANTS entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of the underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

REPURCHASE AGREEMENTS

     In a repurchase agreement (a "repo"), a Fund buys a security at one price and simultaneously agrees to sell it back to the seller at an agreed upon price on a specified date (usually within seven days from the date of purchase) or on demand. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon rate of return and that is unrelated to the interest rate on the underlying security. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

     American Century Investment Management, Inc. (the "Manager") attempts to minimize the risks associated with repurchase agreements by adhering to written guidelines which govern repurchase agreements. These guidelines strictly govern
(i) the type of  securities  which may be  acquired  and held  under  repurchase agreements; (ii) collateral requirements for sellers under repurchase agreements; (iii) the amount of a Fund's net assets that may be committed to repurchase agreements that mature in more than seven days; and (iv) the manner in which a Fund must take delivery of securities subject to repurchase agreements. Moreover, the Board of Directors reviews and approves, on a quarterly basis, the creditworthiness of brokers, dealers and banks with whom a Fund may enter into repurchase agreements. A Fund may enter into a repurchase agreement only with an entity that appears on a list of those which have been approved by the Board as sufficiently creditworthy.

     The Funds have received permission from the Securities and Exchange Commission (SEC) to participate in joint repurchase agreements collateralized by U.S. government securities with other mutual funds advised by the Manager. Joint repos are expected to increase the income the Funds can earn from repo transactions without increasing the risks associated with these transactions.

FOREIGN SECURITIES

     The Funds may buy securities of foreign issuers in foreign markets. With respect to the Global Gold and Utilities Funds, most of their foreign securities investments are made by purchasing American Depositary Receipts ("ADR"s), "ordinary shares," or "New York shares." Please refer to the discussion under "Depositary Receipts" on page 5. The Utilities Fund may invest in foreign-currency-denominated debt or equity securities of companies engaged in the utilities industry that trade in foreign markets if the Manager believes that such investments will be advantageous to the Fund.

     Investing in foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies and of dividends from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile.

     Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less governmental supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investments may be affected by actions of foreign governments that are adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment, or

Statement of Additional Information                                            3


restrictions on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

     Each Fund's assets are valued daily in U.S. dollars, although foreign currency holdings are not physically converted into U.S. dollars on a daily basis.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

     The Manager may engage in foreign currency exchange transactions on behalf of a Fund in order to manage currency risk. Foreign currencies will be purchased and sold regularly, either in the spot (i.e., cash) market or in the forward market (through forward foreign currency exchange contracts, or "forward contracts").

     A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties, commencing with the date of the contract, at a price set at the time of the contract. When a Fund agrees to buy or sell a security denominated in a foreign currency, it may enter into a forward contract to "lock in" the U.S. dollar price of the security. By entering into a forward contract to buy or sell the amount of foreign currency involved in the underlying securities transaction for a fixed amount of U.S. dollars, the Manager can protect a Fund against a possible loss resulting from adverse changes in the relationship between the U.S. dollar and the foreign currency between the date the security is purchased or sold and the date payment is made or received. This type of transaction is sometimes referred to as a "position hedge."

     However, it should be noted that using forward contracts to protect a Fund's foreign investments from currency fluctuations does not eliminate fluctuations in the prices of the underlying securities themselves. Forward contracts simply establish a rate of exchange that can be achieved at some future point in time. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also limit any gain that might result if the hedged currency's value were to increase.

     Successful use of forward contracts depends on the Manager's skill in analyzing and predicting currency values. Although they are used for settlement purposes, forward contracts alter a Fund's exposure to currency exchange rate activity and could result in losses to a Fund if currencies do not perform as the Manager anticipates. A Fund may also incur significant costs when converting assets from one currency to another.

     Foreign  exchange  dealers do not  charge  fees for  currency  conversions.
Instead, they realize a profit based on the difference (i.e., the spread) between the prices at which they are buying and selling various currencies. A dealer may offer to sell a foreign currency at one rate while simultaneously offering a lesser rate of exchange on the purchase of that currency.

     The Funds use forward contracts for currency hedging purposes only and not for speculative purposes. The Funds are not required to enter into forward contracts with regard to foreign holdings and will not do so unless this procedure is deemed appropriate by the Manager.

     The currency management techniques discussed above are limited by various constraints, including the intention to protect the U.S. tax status of each Fund as a regulated investment company.

NON-SECTOR EQUITY SECURITIES (GLOBAL NATURAL RESOURCES)

     Global Natural Resources may invest in companies engaged in the natural resources industry that do not meet all of the criteria for inclusion in the Energy and Basic Materials sectors (excluding chemical companies) of the Dow Jones World Stock Index. These may include small companies that do not meet the capitalization requirement for inclusion in the Energy and Basic Materials sectors ("Sectors") but that the Manager believes represent significant investment opportunities for the Fund.

     Within this category, the Manager attempts to select securities of issuers whose revenues and earnings are expected to be influenced by changes in the prices of natural resources and that are expected to perform in a manner that causes the Fund's performance to closely track the performance of the Sectors.

4                                                   American Century Investments


DEPOSITARY RECEIPTS

     American Depositary Receipts ("ADR"s) and European Depositary Receipts ("EDR"s) are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. ADRs and EDRs can be sponsored or unsponsored.

     Sponsored ADRs and EDRs are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored ADRs and EDRs are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of the unsponsored ADR or EDR.

     ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer. They are issued by U.S. banks and traded on exchanges or over the counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described under the section titled "Foreign Securities" on page 3.

RESTRICTED SECURITIES

     Restricted securities held by the Funds generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Funds may be required to pay all or a part of the registration expense, and a considerable period may elapse between the time it decides to seek registration of the securities and the time it is permitted to sell them under an effective registration statement. If, during this period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to try to register the securities.

SECURITIES LENDING

     Each Fund may lend its portfolio securities to earn additional income. If a borrower defaulted on a securities loan, a Fund could experience delays in recovering the securities it loaned; if the value of the loaned securities increased over the value of the collateral, the Fund could suffer a loss.

     To minimize the risk of default on securities loans, the Manager adheres to guidelines prescribed by the Board of Directors governing lending of securities. These guidelines strictly govern (i) the type and amount of collateral that must be received by a Fund; (ii) the circumstances under which additions to that collateral must be made by borrowers; (iii) the return received by a Fund on the loaned securities; (iv) the limitations on the percentage of Fund assets on loan; and (v) the credit standards applied in evaluating potential borrowers of portfolio securities. In addition, the guidelines require that a Fund have the option to terminate any loan of a portfolio security at any time and set requirements for recovery of securities from borrowers.

SHORT SALES AND PUT OPTIONS ON INDIVIDUAL SECURITIES (UTILITIES FUND)

     The Utilities Fund may buy puts and enter into short sales with respect to stocks underlying its convertible security holdings. For example, if the advisor anticipates a decline in the price of the stock underlying a convertible security the Fund holds, it may purchase a put option on the stock or sell the stock short. If the stock price subsequently declines, the proceeds of the short sale or an increase in the value of the put option could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security.

     When the Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Statement of Additional Information                                            5


FUTURES AND OPTIONS TRANSACTIONS

     FUTURES TRANSACTIONS. A Fund may engage in futures transactions. Such transactions may be used to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.

     Futures contracts provide for the sale by one party and purchase by another party of a specific security (gold bullion, for example) at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.

     Although futures contracts, by their terms, generally call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. Closing out a futures position is done by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold, or selling a contract that has previously been bought).

     To initiate and maintain open positions in futures contracts, a Fund is required to make a good faith margin deposit in cash or appropriate securities with a broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish deposit requirements that are higher than the exchange minimums.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay additional "variation" margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the futures broker as long as the contract remains open and do not constitute margin transactions for purposes of a Fund's investment restrictions.

     Some futures contract strategies carry a substantial risk of loss, due to both the low margin deposits required and the high degree of leverage involved in futures pricing. A relatively small movement in a futures contract may result in immediate, substantial gains or losses to a Fund.

     Those who trade futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities they hold or expect to acquire for investment purposes. Speculators are less likely to own the securities underlying the futures contracts they trade and are more likely to use futures contracts with the expectation of realizing profits from fluctuations in the prices of the underlying securities. The Funds will not utilize futures contracts for speculative purposes.

     Although techniques other than trading futures contracts can be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are generally lower than the transaction costs incurred in the purchase and sale of the underlying securities.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the

6                                                   American Century Investments


option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. If a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party chooses to exercise the option. When writing an option on a futures contract, the Fund will be required to make margin payments to a broker or custodian as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before it is exercised by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although the gain would be limited to the amount of the premium received. If security prices remain the same over time, it is likely that the writer will also profit by being able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     COMBINED POSITIONS. A Fund may purchase and write options in combination with one another, or in combination with futures or forward contracts, in order to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     OVER-THE-COUNTER OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility in tailoring an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded. The risk of illiquidity is also greater with OTC options, because these options generally can be closed out only by negotiation with the other party to the option.

     OPTIONS ON FUTURES. By purchasing an option on a futures contract, a Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. A Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price.

Statement of Additional Information                                            7


Purchasing an option on a futures contract does not require a Fund to make margin payments unless the option is exercised.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with issuers, maturities, or other characteristics different from those of the securities in which it typically invests (for example, it may hedge intermediate-term securities with a futures contract based on an index of long-term bond prices or hedge stock holdings with futures contracts on a broad-based stock index such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500)) which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments are well correlated with a Fund's investments. Options and futures prices are affected by factors such as current and anticipated short-term interest rates, changes in the volatility of the underlying instrument, and the time remaining until expiration of the contract; these factors may not affect security prices in the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in an effort to compensate for differences in volatility between the contract and the securities, although this strategy may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     RISKS AND LIQUIDITY OF FUTURES CONTRACTS AND OPTIONS. Futures and options have risks associated with their use: possible default by the other party to the transaction; illiquidity; and, to the extent the Manager's interpretation of certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. Losses resulting from the use of these transactions would reduce net asset value and possibly income.

     There is no assurance a liquid secondary market will exist for any particular futures contract or option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for futures contracts and options and may halt trading if a contract's price increases or decreases more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract were not liquid, because of price fluctuation limits or otherwise, prompt liquidation of unfavorable positions could be difficult or impossible, and the Fund could be required to continue holding a position until delivery or expiration regardless of changes in the value of the position. Under these circumstances, the Fund's access to assets held to cover its future and options positions also could be impaired.

     Futures and options trading on foreign exchanges may not be regulated as effectively as similar transactions in the United States and may not involve clearing mechanisms or guarantees similar to those available in the United States. The value of a futures contract or option traded on a foreign exchange may be adversely affected by lesser trading volume and the imposition of different exercise and settlement terms, trading procedures, and margin requirements.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS. The Funds have filed a notice of eligibility for exclusion as a "commodity pool operator" with the CFTC and the National Futures Association which regulates trading in the futures markets. The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Fund can commit assets to initial margin deposits and options premiums.

8                                                   American Century Investments


     The Utilities Fund may enter into futures contracts, options, or options on futures contracts, provided that such obligations represent no more than 20% of its net assets.

     Each Fund may enter into futures transactions (including related options) for hedging purposes without regard to the percentage of assets committed to initial margin and for other than hedging purposes provided that assets committed to initial margin deposits on such instruments, plus premiums paid for open futures options positions, less the amount by which any such positions are "in-the-money," do not exceed 5% of its total assets. To the extent required by law, Global Natural Resources will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options. Financial futures or options purchased or sold will be standardized and traded through the facilities of a U.S. or foreign securities association or listed on a U.S. or foreign securities or commodities exchange, board of trade, or similar entity, or quoted on an automatic quotation system, except that it may effect transactions in over-the-counter options with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. In addition, Global Natural Resources has undertaken to limit aggregate premiums paid on all options purchased to no more than 5% of its total net asset value.

     The Funds intend to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of a Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit a Fund's investments in such instruments.

     FUTURES AND OPTIONS RELATING TO FOREIGN CURRENCIES. A Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. A Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts.

     Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and have standard contract sizes and delivery dates. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, although it may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency futures and options are similar to those of futures and options relating to securities or indexes, as described above. Currency futures' and options' values can be expected to correlate with exchange rates but may not reflect other factors (such as exchange rates) that affect the value of a Fund's investments. A currency hedge, for example, should protect a German mark-denominated security from a decline in the German mark, but it will not protect a Fund against a price decline resulting from a deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-currency-denominated investments will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments over time.

     GOLD FUTURES CONTRACTS. Pursuant to a 1988 undertaking with the State of California, Global Gold's combined margin deposits on gold futures contracts may not exceed 5% of its net assets. The extent to which Global Gold enters into gold futures contracts (and forward foreign currency transactions) may also be limited by the fact that the Fund intends to meet Internal Revenue Service requirements for qualification as a regulated investment company, including requirements regarding diversification of assets and qualifying income. To assure that Global Gold's investments in gold futures contracts do not involve leveraging, cash or cash equivalents equal to the underlying commodity value (at the time a contract is executed) of any gold futures contract purchased by the Fund (less related margin deposits) will be deposited in a segregated account with its custodian.

INDEXED SECURITIES (GLOBAL NATURAL RESOURCES)

     Global Natural Resources may invest in indexed securities whose value is linked to commodities, including, but not limited to, notes indexed to the

Statement of Additional Information                                            9


Goldman  Sachs  Commodity  Index  (GSCI).   The  GSCI  is  composed  of  energy,
agricultural, livestock, and metals commodities. The Fund may invest in notes indexed to the entire GSCI or to certain components of the GSCI.

     A commodity-linked note enables the investor to purchase a note whose coupons or redemption value is linked to the performance of a particular commodity price. The Fund may purchase and sell indexed securities for investment purposes as well as hedging purposes to the extent permitted by applicable law. Indexed securities may have return characteristics similar to direct investments in the underlying commodity or to one or more options on the underlying commodity. Indexed securities may be more volatile than the underlying commodity itself and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security.

     The Fund may invest in  indexed  securities  to track the  Sectors at lower
transaction  costs  or  to  take  advantage  of  investment   opportunities  not
represented by the Sectors.

GOLD INVESTMENTS (GLOBAL GOLD)

     GOLD BULLION. As a means of seeking its principal objective of capital appreciation and when it is felt to be appropriate as a possible hedge against inflation, Global Gold may invest a portion of its assets in gold bullion and may hold a portion of its cash in foreign currency in the form of gold coins. There is, of course, no assurance that such investments will provide capital appreciation as a hedge against inflation. The Fund's ability to invest in gold bullion is restricted by the diversification requirements which the Fund must meet in order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as well as the diversification requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, the ability of the Fund to make such investments may be further restricted by the securities laws and regulations in effect from time to time in the states where the Fund's shares are qualified for sale. The Fund has not previously invested in gold bullion because of these regulations. However, at the date of this Statement of Additional Information there do not appear to be any regulations currently in effect in the states in which the Fund is qualified for sale prohibiting such purchases. Accordingly, if otherwise consistent with the Fund's objectives, it may purchase gold bullion.

     Fund assets will be invested in gold bullion at such times as the prospects of such investments are, in the opinion of management, attractive in relation to other possible investments. The basic trading unit for gold bullion is a gold bar weighing approximately 100 troy ounces with a purity of at least 995/1000, although gold bullion is also sold in much smaller units. Gold bars and wafers are usually numbered and bear an indication of purity and the stamp of the assay office which certifies the bar's purity. Bars of gold bullion historically have traded primarily in New York, London, and Zurich gold markets and in terms of volume, such gold markets have been the major markets for trading in gold bullion. Prices in the Zurich gold market generally correspond to the prices in the London gold market. Since the ownership of gold bullion became legal in the United States on December 31, 1974, U.S. markets for trading gold bullion have developed. It is anticipated that transactions in gold will generally be made in such U.S. markets, although such transactions may be made in foreign markets when it is deemed to be in the best interest of the Fund. Transactions in gold bullion by the Fund are negotiated with principal bullion dealers, unless, in the investment's manager's opinion, more favorable prices (including the costs and expenses described below) are otherwise obtainable. Prices at which gold bullion is purchased or sold include dealer mark-ups or mark-downs, insurance expenses, may be a greater or lesser percentage of the price from time to time, depending on whether the price of gold bullion decreases or increases. Since gold bullion does not generate any investment income, the only source of return to the Fund on such an investment will be from any gains realized upon its sale, and negative return will be realized, of course, to the extent the Fund sells its gold bullion at a loss.

10                                                  American Century Investments


SPECIAL CONSIDERATIONS REGARDING GLOBAL GOLD'S
INVESTMENT POLICIES

     As is the case with respect to virtually all investments, there are risks inherent in Global Gold's policies of investing in securities of companies engaged in mining, processing or dealing in gold or other precious metals and in gold bullion. In addition to the general considerations described above, such investments may involve the following special considerations:

     FLUCTUATIONS IN THE PRICE OF GOLD. The price of gold has recently been subject to substantial upward and downward movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing, or dealing in gold and, accordingly, the value of the Fund's investments in such securities also may be affected.

     POTENTIAL EFFECT OF CONCENTRATION OF SOURCE OF SUPPLY AND CONTROL OF SALES. At the current time there are only four major sources of supply of primary gold production, and the market share of each source cannot be readily ascertained. One of the largest national producers of gold bullion and platinum is the Republic of South Africa. Changes in political and economic conditions affecting South Africa may have a direct impact on its sales of gold. Under South African law, the only authorized sales agent for gold produced in South Africa is the Reserve Bank of South Africa which, through its retention policies, controls the time and place of its retention policies, and controls the time and place of any sale of South African bullion. The South African Ministry of Mines determines gold mining policy. South Africa depends predominantly on gold sales for the foreign exchange necessary to finance its imports, and its sales policy is necessarily subject to national and international economic and political developments.

     TAX AND CURRENCY LAWS. Changes in the tax or currency laws of the United States, and of foreign countries, may inhibit the Fund's ability to pursue or may increase the cost of pursuing its investment programs. For example, in September 1985, the government of South Africa reimposed a two-tier currency system. While this system may be removed within the next couple of years, it continues to differentiate between currency which may be used in transactions involving transfers of South African investments by foreign investors (the "financial rand") and currency used for importing goods and remitting profits and dividends from an operating enterprise ( the "commercial rand"). Since the reimposition of the two-tier currency system, the volatility of the financial rand has contributed to fluctuations in the net asset value of the Fund. These effects may increase if the permissible uses of the financial rand are expanded.

     UNPREDICTABLE MONETARY POLICIES, ECONOMIC AND POLITICAL CONDITIONS. The Fund's assets might be less liquid or the change in the value of its assets might be more volatile (and less related to general price movements in the U.S. markets) than would be the case with investments in the securities of larger U.S. companies, particularly because the price of gold and other precious metals may be affected by unpredictable international monetary policies and economic and political considerations, governmental controls, conditions of scarcity, surplus or speculation. In addition, the use of gold or Special Drawing Rights (which are also used by members of the International Monetary Fund for international settlements) to settle net deficits and surpluses in trade and capital movements between nations subject the supply and demand, and therefore the price, of gold to a variety of economic factors which normally would not affect other types of commodities.

     NEW AND DEVELOPING MARKETS FOR PRIVATE GOLD OWNERSHIP. Between 1933 and December 31, 1974, a market did not exist in the United States in which gold bullion could be purchased by individuals for investment purposes. Since it became legal to invest in gold, markets have developed in the United States. Any large purchases or sales of gold bullion could have an effect on the price of gold bullion. Recently, several Central Banks have been sellers of gold bullion from their reserves. Sales by central banks and/or rumors of such sales have had a negative effect on gold prices.

Statement of Additional Information                                           11


     EXPERTISE OF THE INVESTMENT MANAGER. The successful management of the Fund's portfolio may be more dependent upon the skills and expertise of its investment manager than is the case for most mutual funds because of the need to evaluate the factors identified above. Moreover, in some countries, disclosures concerning an issuer's financial condition and results and other matters may be subject to less stringent regulatory provisions, or may be presented on a less uniform basis than is the case for issuers subject to U.S. securities laws.
Issuers and securities exchanges in some countries may be subject to less stringent governmental regulations than is the case for U.S. companies.

RISK FACTORS (UTILITIES FUND)

     Because the Utilities Fund concentrates its assets in the utilities industry, its performance depends in part on how favorably investors perceive this sector of the market relative to other sectors (such as transportation or technology). Of course, investor perceptions of the utilities industry are driven not only by comparisons with other market sectors but by trends and events within the utilities industry. The following is a brief outline of risk factors associated with investment in the utilities industry.

     REGULATORY RISKS. Regulators (primarily at the state level) monitor and control public utility company revenues and costs. Regulators can limit profits and dividends paid to investors; they may also restrict a company's access to new markets. Some analysts observe that state regulators have become increasingly active in developing and promoting energy policy through the regulatory process.

     NATURAL RESOURCE RISKS. Swift and unpredictable changes in the price and supply of natural resources can hamper utility company profitability. These changes may be caused by political events, energy conservation programs, the success of exploration projects, or tax and other regulatory policies of various governments.

     ENVIRONMENTAL RISKS. There are considerable costs associated with environmental compliance, nuclear waste cleanup, and safety regulation. For example, coal-burning utilities are under pressure to curtail sulfur emissions, and utilities in general increasingly are called upon by regulators to bear environmental costs, which may not be easily recovered through rate increases or business growth.

     Changing weather patterns and natural disasters affect consumer demand for utility services (e.g., electricity, heat, and air conditioning), which, in turn, affects utility revenues.

     TECHNOLOGY AND COMPETITIVE RISKS. The introduction and phase-in of new technologies can affect a utility company's competitive strength. The race by long-distance telephone providers to incorporate fiber optic technology is one example of competitive risk within the utilities industry.

     The increasing role of independent power producers ("IPP"s) in the natural gas and electric utility segments of the utilities industry is another example of competitive risk. Typically, IPPs wholesale power to established local providers, but there is a trend toward letting them sell power directly to industrial consumers. Co-generation facilities, such as those of landfill operators that produce methane gas as a byproduct of their core business, pose another competitive challenge to gas and electric utilities. In addition to offering a less expensive source of power, these companies may receive more favorable regulatory treatment than utilities seeking to expand facilities that consume nonrenewable energy sources.

     INTEREST RATE RISKS. Utility companies usually finance capital expenditures (e.g., new plant construction) by issuing long-term debt. Rising long-term interest rates increase interest expenses and reduce company earnings.

INVESTMENT RESTRICTIONS

     The Funds' investment restrictions are set forth below. These investment restrictions are fundamental and may not be changed without approval of "a majority of the outstanding votes of shareholders" of a Fund, as determined in accordance with the Investment Company Act.

     AS A FUNDAMENTAL POLICY, EACH FUND SHALL NOT:

     1) issue senior securities, except as permitted under the Investment Company Act of 1940.

     2) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the Fund's

12                                                  American Century Investments


total assets (including the amount borrowed) less liabilities (other than borrowings).

     3) lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

     4) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the Fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

     5) deviate from its policy of concentrating its investments in securities of issuers engaged in mining, fabricating, processing or dealing in gold or other precious metals, such as silver, platinum and palladium [Global Gold only]; engaged in the utilities industry [Utilities Fund only] or engaged in the natural resources industries [Global Natural Resources only].

     6) act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

     7) (a) [Utilities Fund and Global Natural Resources only] purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

         (b) [Global Gold only] purchase gold bullion, gold coins, or gold represented by certificates of ownership interest or gold futures contracts whose underlying commodity value would cause the Fund's aggregate investment in such commodities to exceed 10% of the Fund's net assets.

     8)  invest for purposes of exercising control over management.

     In addition, the Funds are subject to the following additional investment restrictions which are not fundamental and may be changed by the Board of Directors.

     AS AN OPERATING POLICY, EACH FUND:

     a) [Global Gold and Global Natural Resources only] to meet federal tax requirements for qualification as a "regulated investment company," limits its investment so that at the close of each quarter of its taxable year: (i) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (ii) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (i) and (ii) do not apply to "Government securities" as defined for federal tax purposes. The Fund does not, with respect to 75% of its total assets, currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result thereof, the Fund would own more than 10% or the outstanding voting securities of such issuer.

     b) shall not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the Fund.

     c) shall not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

     d) shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Statement of Additional Information                                           13


     e) shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     Unless  otherwise  indicated,   percentage   limitations  included  in  the
restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

PORTFOLIO TRANSACTIONS

     Each Fund's assets are invested by the Manager in a manner consistent with the Fund's investment objectives, policies, and restrictions and with any instructions the Board of Directors may issue from time to time. Within this framework, the Manager is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of each Fund. In placing orders for the purchase and sale of portfolio securities, the Manager will use its best efforts to obtain the best possible price and execution and otherwise will place orders with broker-dealers subject to and in accordance with any instructions from the Board of Directors. The Manager will select broker-dealers to execute portfolio transactions on behalf of each Fund solely on the basis of best price and execution.

     Global Gold, Global Natural Resources and Utilities Funds' annual portfolio turnover rates are not expected to exceed 100%, 100% and 150%, respectively. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, the Manager carefully weighs the potential benefits of short-term investing against these considerations.

     The portfolio turnover rates for the Funds are listed in the Financial Highlights in the prospectus.

     Brokerage commissions paid by the Funds during the fiscal years ended December 31, 1996, 1995 and 1994, are indicated in the following table.

                             BROKERAGE COMMISSIONS

                                    1996             1995              1994
-----------------------------------------------------------------------------
Global Gold                     $1,350,735        $1,122,431       $1,533,658
Global Natural Resources        $  144,442        $   43,589       $   47,833
Utilities Fund                  $  442,714        $  205,544       $  180,145
-----------------------------------------------------------------------------

VALUATION OF PORTFOLIO SECURITIES

     Each Fund's net asset value per share ("NAV") is calculated as of the close of business of the New York Stock Exchange (the "Exchange"), usually at 3 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1997: New Year's Day (observed), Martin Luther King Jr. Day, Presidents` Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Funds expect the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

     The Manager typically completes its trading on behalf of the Funds in various markets before the Exchange closes for the day. Securities are priced at market value, depending upon the market or exchange on which they trade. Price quotations for exchange-listed securities are taken from the primary exchanges on which these securities trade. Securities traded on exchanges will be valued at their last sale prices. If no sale is reported, the mean between the latest bid and asked prices is used. Securities traded over-the-counter will be valued at the mean between the latest bid and asked prices. Fixed-income securities are priced at market value on the basis of market quotations supplied by independent pricing services. Foreign currency exchange rates are also determined prior to the close of the Exchange. Trading of securities in foreign markets may not take place every day the Exchange is open, and trading takes place in various foreign markets on days on which the Exchange and the Funds' offices are not open and the Funds' net asset values are not calculated. A Fund's net asset value may be significantly affected on days when shareholders have no access to the Funds. Securities for which market quotations are not readily available, or which may change in value due to events occurring

14                                                  American Century Investments


after their primary exchange has closed for the day, are valued at fair market value as determined in good faith under the direction of the Board of Directors.

PERFORMANCE

     Each Fund's yield and total return may be quoted in advertising and sales literature. These figures, as well as each Fund's share price, will vary. Past performance should not be considered an indication of future results.

     Yield quotations are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing a Fund's net investment income by its share price on the last day of the period, according to the following formula:

     YIELD = 2 [(a - b + 1)6 - 1]
                ------
                  cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     For the 30-day period ended December 31, 1996, the Utilities Fund's yield was 3.66%.

     Total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions (if any) and any change in a Fund's net asset value per share during the period.

     Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time but changes from year-to-year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

     The Funds' average annual total returns for the one-year, three-year, five-year and life-of-fund periods ended December 31, 1996, are indicated in the table below.

                          AVERAGE ANNUAL TOTAL RETURNS

                           One         Three        Five        Life of
                          Year         Year         Year         Fund
-----------------------------------------------------------------------------
Global Gold1             (2.76%)      (4.01%)       7.92%        2.45%
Global Natural
    Resources2           15.45%         N/A          N/A        11.15%
Utilities Fund3           4.82%        8.57%         N/A         8.43%
-----------------------------------------------------------------------------
1Commenced operations on August 17, 1988.
2Commenced operations on September 15, 1994.
3Commenced operations on March 1, 1993.

     Average annual total returns for periods of less than one year are calculated by determining a Fund's total return for the period, extending that return for a full year (assuming that performance remains constant throughout the year), and quoting the result as an annual return. Because a Fund's return may not remain constant over the course of a year, these performance figures should be viewed as strictly hypothetical.

     In addition to average annual returns, the Funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Performance information may be quoted numerically or in a table, graph, or similar illustration.

     A Fund's performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike American Century funds, are sold

Statement of Additional Information                                           15


with a sales charge or deferred sales charge. Sources of economic data that may be considered in making such comparisons may include, but are not limited to:
U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon Government National Mortgage Association securities (GNMAs) (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Funds may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

     Global Gold's sales literature may illustrate the market for gold within the context of historical and current economic conditions. Specific illustrations may include the relationship of the price of gold (per London pm fixing) to 30-year U.S. Treasury bond yields, 30-year U.S. Treasury bond prices, inflation as measured by the Consumer Price Index, or equity securities as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500) or the Dow Jones Industrial Average.

     Indexes may assume reinvestment of dividends, but generally they do not reflect administrative and management costs such as those incurred by a mutual fund.

     Statistics may be used in advertising and sales literature to illustrate historical and projected demand for commodities owned or processed by companies in which Global Natural Resources invests. This may include illustrations such as a chart that shows historical and projected demand for multiple energy sources measured in barrels of oil equivalents, or "BOEs."

     Occasionally, statistics may be used to illustrate Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is "beta." Beta expresses Fund volatility relative to the total market as represented by the S&P 500. A beta of more than 1.00 indicates volatility greater than that of the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is "standard deviation." Standard deviation is used to measure the variability of net asset value or total return relative to an average over a specified period of time. The premise is that greater volatility connotes greater risk undertaken to achieve a desired performance.

     The Funds' shares are sold without a sales charge (a "load"). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies.

     The Manager may obtain ratings from one or more rating agencies and may publish such ratings in advertisements and sales literature.

TAXES

     Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, a Fund will not incur federal or state income taxes on its net investment income and net realized capital gains distributed to shareholders.

     Distributions from the Funds are taxable to shareholders regardless of whether they are taken in cash or reinvested in additional shares. For federal income tax purposes, shareholders receiving distributions in the form of additional shares will have a basis in each such share equal to a Fund's net asset value per share on the reinvestment date.

16                                                  American Century Investments


     Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. With respect to Global Gold, the Board of Directors does not expect to declare dividends on a regular basis. To the extent that a Fund's dividends consist of dividend income from domestic corporations, such dividends may be eligible for the dividends-received deduction available to corporations. Shareholders will be notified annually of the federal tax status of distributions.

     As of December 31, 1996, Utilities Fund had a capital loss carryover of $194,348 that will expire on December 31, 2003. No capital gain distributions will be made by Utilities Fund until its capital loss carryovers have been offset or have expired.

     Gains attributable to the disposition of Global Gold's direct investments in gold bullion or coins do not qualify as income for purposes of satisfying diversification tests under the Code. If a Fund realizes greater than 10% of its income from such non-qualifying sources, it would incur federal income and state taxes on the net investment income and capital gains it distributes to shareholders.

     A Fund may be subject to a 4% excise tax on a portion of its undistributed income. To avoid the tax, a Fund must timely distribute annually at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and at least 98% of its capital gain net income for the 12-month period ending, as a general rule, on October 31st of the calendar year. Any distributions declared by a Fund in December and paid in January of the following year are taxable as if they were paid on December 31st.

     A Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also may require a Fund to mark to market certain types of the positions in its portfolio (i.e., treat them as if they were sold at the Fund's fiscal year end), which may cause the Fund to recognize income without receiving sufficient cash for making distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for relief from income and excise taxes. Each Fund will monitor its transactions and may make such tax elections as the Manager deems appropriate with respect to foreign currency, options, futures contracts, forward contracts, or hedged investments. Each Fund's status as a regulated investment company may limit its transactions involving foreign currency, futures, options and forward contracts.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies and certain other instruments, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security or contract is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the Fund's investment company taxable income distributed to shareholders as ordinary income.

     Each Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFIC"s). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC and gains from the sale of PFIC shares are treated as excess distributions. These excess distributions and gains may be subject to federal income tax. Interest charges may also be imposed on a Fund with respect to deferred taxes arising from such excess distributions or gains.

     Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.


Statement of Additional Information                                           17


     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss, and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially compared to that of a fund that did not invest in PFIC shares.

     Earnings derived by a Fund from sources outside the United States may be subject to non-U.S. withholding and possibly other taxes. Such taxes might be reduced or eliminated under the terms of a U.S. income tax treaty, and a Fund would undertake any procedural steps required to claim the benefits of such a treaty. With respect to any non-U.S. taxes actually paid by a Fund, if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will elect to treat any non-U.S. income and similar taxes it pays as though the taxes were paid by its shareholders.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her taxable income from foreign sources. Gains realized by a Fund from the sale of securities will be treated as derived from U.S. sources, and certain currency gains, including gains from foreign-currency-denominated debt securities, receivables, and payables, will be treated as income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, which may include certain dividends received from the Fund and certain other types of income. Accordingly, shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.

     Some of the debt securities that may be acquired by a Fund may be treated in the same way as debt securities that are originally issued at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

     Some of the debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent that it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund and at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity that takes into account the semiannual compounding of interest.

     Generally, a Fund will be required to distribute dividends representing discounts on debt securities that are currently includable in income to shareholders, even if cash representing such income has not been received by the Fund. Cash to pay such dividends may be obtained from proceeds of sales of securities held by the Fund.

     Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit the Fund's ability to make sufficient distributions to satisfy the 90% and calendar-year distribution requirements.

TAXATION OF U.S. SHAREHOLDERS

     Upon redeeming, selling, or exchanging shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares liquidated. The gain or loss generally will be a capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term depending on the length of time the shares were held. However, a loss recognized by a shareholder in the disposition of shares on which capital gain dividends were paid (or deemed paid) before the shareholder had held his or her shares for more than six months would be treated as a long-term capital loss for tax purposes.

     A gain realized on the redemption, sale, or exchange of shares would not be affected by the reacquisition of shares. A loss realized on a redemption, sale, or exchange of shares would be disallowed to the

18                                                  American Century Investments


extent that the shares disposed of were replaced (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date shares were disposed of. Under such circumstances, the basis of the shares acquired would be adjusted to reflect the disallowed loss.

TAXATION OF NON-U.S. SHAREHOLDERS

     U.S. taxation of a shareholder who is a nonresident alien individual or a non-U.S. corporation, partnership, trust, or estate depends on whether the payments received from the Fund are "effectively connected" with a U.S. trade or business carried on by such a shareholder. Ordinarily, income from a Fund will not be treated as "effectively connected."

     If the payments received from a Fund are effectively connected with a U.S. trade or business of the shareholder, all distributions of net investment income and net capital gains of the Fund and gains realized upon the redemption, exchange, or other taxable disposition of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents, or domestic entities, although the tax may be eliminated under the terms of an applicable U.S. income tax treaty. Non-U.S. corporate shareholders also may be subject to a branch profits tax with respect to payments from the Fund.

     If the shareholder is not engaged in a U.S. trade or business, or the payments received from a Fund are not effectively connected with the conduct of such a trade or business, the shareholder will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under an applicable U.S. income tax treaty) on distributions of net investment income and net realized short-term capital gain received. Non-U.S. shareholders not engaged in a U.S. trade or business or having no effectively connected income may also be subject to U.S. taxes at the rate of 30% (or a lower treaty rate) on additional distributions as a result of the Fund's election to treat any non-U.S. taxes it pays as though the taxes were paid by its shareholders.

     Distributions of net realized long-term capital gains and any capital gains realized by non-U.S. shareholders upon the redemption or other taxable disposition of shares generally will not be subject to U.S. tax. In the case of individuals and other nonexempt non-U.S. shareholders who fail to furnish the Fund with required certifications regarding their foreign status on IRS Form W-8 or an appropriate substitute, the Fund may be required to impose backup withholding of U.S. tax at the rate of 31% on distributions of net realized capital gains and proceeds of redemptions and exchanges.

     The information above is only a summary of some of the tax considerations affecting the Funds and their shareholders; no attempt has been made to discuss individual tax consequences. Shareholders who are neither citizens nor residents of the United States may be subject to a nonresident alien withholding tax of 30% or a lower treaty rate, depending on the country in which they reside. The Funds' distributions also may be subject to state, local, or foreign taxes. A prospective investor may wish to consult a tax advisor to determine whether a Fund is a suitable investment based on the investor's tax situation.

ABOUT AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

     American Century Quantitative Equity Funds (the "Corporation") was organized as a California corporation on December 31, 1987. The Corporation, formerly known as the Benham Equity Funds, is authorized to issue 10 series and to issue two billion (2,000,000,000) shares of each series. Within each series, the Board of Directors may issue an unlimited number of shares. Currently, there are five series in the Corporation: American Century Global Gold Fund (formerly known as Benham Global Gold Fund and Benham Gold Equities Index Fund), American Century Global Natural Resources Fund (formerly known as Benham Global Natural Resources Index Fund) and American Century Utilities Fund (formerly known as Benham Utilities Income Fund) are described in this Statement of Additional Information. With respect to each series, shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights. All consideration received by the Corporation for shares of any series, and all assets, income, and gains (or losses) earned thereon, belong to that series exclusively and are subject to related liabilities.

     Shares of each series have equal voting rights, provided that each series votes separately on matters affecting only that series. Each shareholder is entitled

Statement of Additional Information                                           19


to vote based on the total dollar interest in a Fund as of the record date for a shareholder meeting. The election of Directors is determined by the votes received from all of the Corporation's shareholders without regard to whether a majority of shareholders voted in favor of a particular nominee or all nominees of a group. Under California Corporations Code Section 708, shareholders have the right to cumulate votes in the election (or removal) of Directors. For example, if six Directors are proposed for election, a shareholder may cast six votes for a single candidate, three votes for each of two candidates, etc.

     CUSTODIAN BANKS: Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, New York 11245 and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64106 serve as custodians of the Funds' assets. Services provided by the custodian banks include (i) settling portfolio purchases and sales, (ii) reporting failed trades, (iii) identifying and collecting portfolio income, and (iv) providing safekeeping of securities. The custodians take no part in determining a Fund's investment policies or in determining which securities are sold or purchased by a Fund.

     INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 1000 Walnut, Suite 1600, Kansas City, Missouri 64106, serves as the Funds' independent auditors and audits the annual financial statements.

     For the current fiscal year, which started on January 1, 1997, the Directors of the Funds have selected Coopers & Lybrand LLP to serve as independent auditors of the Funds. The address of Coopers & Lybrand LLP is City Center Square, 1100 Main Street, Suite 900, Kansas City, Missouri
64105-2140.

DIRECTORS AND OFFICERS

     Each Fund's activities are overseen by a Board of Directors, including six independent Directors. The individuals listed below whose names are marked by an asterisk (*) are "interested persons"of the Corporation (as defined in the Investment Company Act) by virtue of, among other considerations, their affiliation with either the Funds; the Funds' Manager; the Funds' agent for transfer and administrative services, American Century Services Corporation
(ACS); the Funds' distribution agent, American Century Investment Services, Inc.
(ACIS); their parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; or other funds advised by the Manager. Each Director listed below also serves as a Trustee or Director of other funds advised by the Manager. Unless otherwise noted, a date in parentheses indicates the date the Director or officer began his or her service in a particular capacity. The Directors' and officers' address, with the exception of Mr. Stowers III and Ms. Roepke, is 1665 Charleston Road, Mountain View, California 94043. The address of Mr. Stowers III and Ms. Roepke is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

DIRECTORS

     *JAMES M. BENHAM, Chairman of the Board of Directors (1988), President and Chief Executive Officer (1996). Mr. Benham is also President and Chairman of the Board of Benham Management Corporation (1971); and a member of the Board of Governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

     ALBERT A. EISENSTAT, independent Director (1995). Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

     RONALD J. GILSON,  independent  Director (1995).  Mr. Gilson is the Charles
J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law (1992). He is counsel to Marron, Ried & Sheehy (a San Francisco law firm, 1984).

     MYRON S. SCHOLES, independent Director (1988). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983), a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

20                                                  American Century Investments


     KENNETH E. SCOTT, independent Director (1988). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Management (1994).

     ISAAC STEIN, independent Director (1992). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

     *JAMES STOWERS III, Director (1995). Mr. Stowers III is Chief Executive Officer and Director of ACC; President, Chief Executive Officer and Director of ACS and ACIS.

     JEANNE D. WOHLERS, independent Director (1988). Ms. Wohlers is a private investor, and an independent Director and Partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).

OFFICERS

     *JAMES M. BENHAM, President and Chief Executive Officer (1996).

     *WILLIAM M. LYONS, Executive Vice President (1996); President, Chief Operating Officer and General Counsel of ACC; Executive Vice President, Chief Operating Officer and General Counsel of ASC and ACIS; Assistant Secretary of ACC; Secretary of ACS and ACIS.

     *DOUGLAS A. PAUL, Secretary (1988), Vice President (1990), and General Counsel (1990); Secretary and Vice President of the funds advised by the Manager.

     *MERLE MAY, Controller for Utilities Fund (1996).

     *ROBERT J. LEACH,  Controller for Global Gold and Global Natural  Resources
(1996).

     *MARYANNE ROEPKE, CPA, Chief Financial Officer and Treasurer (1995); Vice President and Assistant Treasurer of ACS.

     As of April 7, 1997, the Funds' Directors and officers as a group owned less than 1% of the Funds' outstanding shares.

     The table on the next page summarizes the compensation that the Directors of the Funds received for the Funds' fiscal year ended December 31, 1996, as well as the compensation received for serving as Director or Trustee of all other funds advised by the Manager.

MANAGEMENT

     Each Fund has an investment management agreement with the Manager dated August 1, 1997. This agreement was approved by the shareholders of each of the Funds on July 30, 1997.

     For the services provided to the Funds, the Manager receives a monthly fee based on a percentage of the average net assets of the Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds of its investment category (Equity Funds) managed by the Manager (the "Investment Category Fee"). Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the Manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the Fund to the Manager.

     The schedule by which the Investment Category Fee is determined is as follows:

Category Assets                                           Fee Rate
-----------------------------------------------------------------------------
First $1 billion                                           0.5200%
Next $5 billion                                            0.4600%
Next $15 billion                                           0.4160%
Next $25 billion                                           0.3690%
Next $50 billion                                           0.3420%
Next $150 billion                                          0.3390%
Thereafter                                                 0.3380%
-----------------------------------------------------------------------------

     The Complex Fee Schedule is as follows:

Complex Assets                                            Fee Rate
-----------------------------------------------------------------------------
First $2.5 billion                                         0.3100%
Next $7.5 billion                                          0.3000%
Next $15.0 billion                                         0.2985%
Next $25.0 billion                                         0.2970%
Next $50.0 billion                                         0.2960%
Next $100.0 billion                                        0.2950%
Next $100.0 billion                                        0.2940%
Next $200.0 billion                                        0.2930%
Next $250.0 billion                                        0.2920%
Next $500.0 billion                                        0.2910%
Thereafter                                                 0.2900%
-----------------------------------------------------------------------------

Statement of Additional Information                                           21

DIRECTOR COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996

                                  Aggregate          Pension or Retirement            Estimated             Total Compensation
    Name of                     Compensation        Benefits Accrued As Part       Annual Benefits       From the American Century
   Director*                   From Each Fund           of Fund Expenses           Upon Retirement           Family of Funds**
--------------------------------------------------------------------------------------------------------------------------------
Albert A. Eisenstat      $2,081 (Global Gold)            Not Applicable            Not Applicable                 $70,500
                         $1,267 (Natural Resources)
                         $1,475 (Utilities)

Ronald J. Gilson         $1,966 (Global Gold)            Not Applicable            Not Applicable                 $67,500
                         $1,254 (Natural Resources)
                         $1,444 (Utilities)

Myron S. Scholes         $1,810 (Global Gold)            Not Applicable            Not Applicable                 $64,000
                         $1,239 (Natural Resources)
                         $1,403 (Utilities)

Kenneth E. Scott         $2,524 (Global Gold)            Not Applicable            Not Applicable                 $80,273
                         $1,288 (Natural Resources)
                         $1,642 (Utilities)

Ezra Solomon***          $2,022 (Global Gold)            Not Applicable            Not Applicable                 $65,000
                         $1,255 (Natural Resources)
                         $1,469 (Utilities)

Isaac Stein              $2,056 (Global Gold)            Not Applicable            Not Applicable                 $69,500
                         $1,258 (Natural Resources)
                         $1,478 (Utilities)

Jeanne D. Wohlers        $2,296 (Global Gold)            Not Applicable            Not Applicable                 $75,250
                         $1,277 (Natural Resources)
                         $1,556 (Utilities)
--------------------------------------------------------------------------------------------------------------------------------

*   Interested Directors receive no compensation for their services as such.
**  Includes compensation paid by the fifteen investment company members of the American Century family of funds.
*** Retired December, 1996.

     On the first business day of each month, the Funds pay a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for a Fund by the aggregate average daily closing value of a Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

     The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (1) the Funds' Board of Directors, or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (2) by the vote of a majority of the Directors of the Funds who are not parties to the agreement or interested persons of the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     The management agreement provides that it may be terminated at any time without payment of any penalty by the Funds' Board of Directors, or by a vote of a majority of the Funds' shareholders, on 60 days' written notice to the Manager, and that it shall be automatically terminated if it is assigned.

     The management agreement provides that the Manager shall not be liable to the Funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

22                                                  American Century Investments


     The management agreement also provides that the Manager and its officers, Directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

     Certain investments may be appropriate for the Funds and also for other clients advised by the Manager. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investment generally. A particular security may be bought or sold for only one client or series, or in different amounts and at different times for more than one but less than all clients or series. In addition, purchases or sales of the same security may be made for two or more clients or series on the same date. Such transactions will be allocated among clients in a manner believed by the Manager to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund.

     The Manager may aggregate purchase and sale orders of the Funds with purchase and sale orders of its other clients when the Manager believes that such aggregation provides the best execution for the Funds. The Funds' Board of Directors has approved the policy of the Manager with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the Funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The Manager will not aggregate portfolio transactions of the Funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the Funds and the terms of the management agreement. The Manager receives no additional compensation or remuneration as a result of such aggregation.

     In addition to managing the Funds, the Manager also acts as an investment adviser to 12 institutional accounts and to the following registered investment companies: American Century Mutual Funds, Inc., American Century World Mutual Funds, Inc., American Century Premium Reserves, Inc., American Century Variable Portfolios, Inc., American Century Capital Portfolios, Inc., American Century Strategic Asset Allocations, Inc., American Century Municipal Trust, American Century Government Income Trust, American Century Investment Trust, American Century Target Maturities Trust, American Century California Tax-Free and Municipal Funds, and American Century International Bond Funds.

     Prior to August 1, 1997, Benham Management Corporation served as the investment advisor to the Funds. Benham Management Corporation is, like the Manager, wholly-owned by ACC.

     Investment advisory fees paid by each Fund to the Manager for the fiscal years ended December 31, 1996, 1995 and 1994 are indicated in the following table. Fee amounts are net of any reimbursements under the prior agreement with Benham Management Corporation.

                           INVESTMENT ADVISORY FEES*

                                  1996             1995              1994
-----------------------------------------------------------------------------
Global Gold                    $1,645,729       $1,776,728        $1,884,679
Global Natural Resources       $   74,093       $        0        $        0
Utilities Fund                 $  526,012       $  540,339        $  415,129
-----------------------------------------------------------------------------
*Net of reimbursements

TRANSFER AND ADMINISTRATIVE SERVICES

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend paying agent for the Funds. It provides physical facilities, including computer hardware and software and personnel, for the day-to-day administration of the Funds and of the Manager. The Manager pays American Century Services Corporation for such services.

     Prior to August 1, 1997, the Funds paid American Century Services Corporation directly for its services as transfer agent and administrative services agent.

     Administrative service and transfer agent fees paid by the Funds for the fiscal years ended December 31, 1996, 1995, and 1994, are indicated in the on the following tables. Fee amounts are net of expense limitations.

Statement of Additional Information                                           23


                              ADMINISTRATIVE FEES*

                                  1996             1995              1994
-----------------------------------------------------------------------------
Global Gold                     $525,854         $549,463          $583,896
Global Natural Resources        $ 45,527         $  7,049          $      0
Utilities Fund                  $160,940         $170,950          $163,339
-----------------------------------------------------------------------------
*Net of reimbursements

                              TRANSFER AGENT FEES*

                                  1996             1995              1994
-----------------------------------------------------------------------------
Global Gold                     $644,392         $702,149          $645,099
Global Natural Resources        $113,382         $ 62,844          $      0
Utilities Fund                  $370,118         $414,319          $447,668
-----------------------------------------------------------------------------
*Net of reimbursements

DISTRIBUTION OF FUND SHARES

     The Funds' shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Funds' shares. The Funds do not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Funds' shares are continuously offered at net asset value. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

     American Century may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Corporation or one of its series; to avoid jeopardizing a series' tax status; or whenever, in the Manager's opinion, such rejection is in the Corporation's or a series' best interest. As of April 7, 1997, to the knowledge of the Funds, the shareholders listed in the chart below were the only record holders of greater than 5% of the outstanding shares of the individual Funds.

Fund                                Global Gold
-----------------------------------------------------------------------------
Shareholder Name and                Charles Schwab & Co.
Address                             101 Montgomery Street
                                    San Francisco, CA 94104
-----------------------------------------------------------------------------
# of Shares Held                    5,761,158
-----------------------------------------------------------------------------
% of Total Shares
Outstanding                         15%
-----------------------------------------------------------------------------


Fund                                Global Natural Resources
-----------------------------------------------------------------------------
Shareholder Name and                Charles Schwab & Co.
Address                             101 Montgomery Street
                                    San Francisco, CA 94104
-----------------------------------------------------------------------------
# of Shares Held                    1,128,529
-----------------------------------------------------------------------------
% of Total Shares
Outstanding                         21%
-----------------------------------------------------------------------------


Fund                                Global Natural Resources
-----------------------------------------------------------------------------
Shareholder Name and                Pershing Division of Donaldson
Address                             Lufkin & Jenrette Securities Corp
                                    Mutual Funds, 7th Floor
                                    Jersey City, NJ 07303
-----------------------------------------------------------------------------
# of Shares Held                    995,054
-----------------------------------------------------------------------------
% of Total Shares
Outstanding                         19%
-----------------------------------------------------------------------------


Fund                                Utilities Fund
-----------------------------------------------------------------------------
Shareholder Name and                Charles Schwab & Co.
Address                             101 Montgomery Street
                                    San Francisco, CA 94104
-----------------------------------------------------------------------------
# of Shares Held                    1,428,182
-----------------------------------------------------------------------------
% of Total Shares
Outstanding                         13%
-----------------------------------------------------------------------------

     ACS charges neither fees nor commissions on the purchase and sale of fund shares. However, ACS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks or stop-payment requests. See the Investor Services Guide for more information.

24                                                  American Century Investments


OTHER INFORMATION

     For further information, refer to the registration statement and exhibits on file with the SEC in Washington, DC. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

Statement of Additional Information                                           25


P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com

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